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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-03826


                               AIM Sector Funds
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


               11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


      Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919


Date of fiscal year end: 3/31


Date of reporting period: 3/31/06

Item 1. Reports to Stockholders.

                                                                 AIM ENERGY FUND

                                  Annual Report to Shareholders o March 31, 2006


                                  [COVER IMAGE]


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM ENERGY FUND SEEKS CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of March 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

.. Effective October 21, 2005, Class K shares were converted to Class A shares.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. Investing in smaller companies involves greater risk than investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

.. By concentrating on a small number of holdings, the Fund carries greater risk because each investment has a greater effect on the Fund's overall performance.

.. Short-term fluctuations in commodity prices may influence Fund returns and increase price fluctuations of Fund shares.

.. The businesses in which the Fund invests may be adversely affected by foreign governments and federal or state regulation of energy production, distribution and sale.

ABOUT INDEXES USED IN THIS REPORT

.. The DOW JONES U.S. OIL & GAS INDEX measures the performance of energy companies within the United States. The index maintains an approximate weighting of 95% in U.S. coal, oil and drilling, and pipeline companies.

.. The unmanaged LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX (the Lehman Aggregate), which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

.. The unmanaged LIPPER NATURAL RESOURCES FUND INDEX represents an average of the 10 largest natural resources funds tracked by Lipper Inc., an independent mutual fund performance monitor, and is considered representative of natural resources stocks.

.. The unmanaged MSCI WORLD INDEX is a group of global securities tracked by Morgan Stanley Capital International.

.. The unmanaged STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in the management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public

Continued on page 7

--------------------------------------------------------------------------------
FUND NASDAQ SYMBOLS

Class A Shares          IENAX
Class B Shares          IENBX
Class C Shares          IEFCX
Investor Class Shares   FSTEX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED         MAY LOSE VALUE          NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM ENERGY FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    Although many concerns, including rising fuel costs, weighed on investors' minds during the fiscal year covered by this report, stocks posted gains for the period. The S&P 500
[GRAHAM PHOTO]      Index, frequently cited as a benchmark for U.S. stock market performance, returned 11.72%. Results for international stocks were more impressive, with the MSCI World Index gaining 18.02%. Bonds posted more modest gains, as the Lehman Brothers U.S. Aggregate Bond Index returned 2.26%.

                      Domestically, small- and mid-cap stocks generally
                    outperformed their large-cap counterparts. Within the S&P 500 Index, energy, financials and telecommunication services were the best-performing sectors. Internationally, emerging markets produced more attractive results than developed markets.

ROBERT H. GRAHAM      Bond performance also varied, with high yield bonds and
                    emerging market debt among the better-performing segments of the fixed-income market. Municipal bonds also posted above-average returns for the fiscal year.

                      Among the developments that affected markets and the
                    economy during the fiscal year were:

                    . Hurricane Katrina, which devastated several Gulf Coast
                      states in August, dealt a short-term setback to consumer confidence. However, consumer confidence rebounded toward the end of the period, with analysts crediting the resiliency of the economy and job growth for this trend.

[TAYLOR PHOTO]      . The Federal Reserve (the Fed) continued its tightening
                      policy, raising the key federal funds target rate to 4.75% by the end of the reporting period. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

PHILIP TAYLOR         For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the reporting period, please see the management discussion of Fund performance in this report.

                    PHILIP TAYLOR HEADS NORTH AMERICAN RETAIL DISTRIBUTION

                    Effective April 17, 2006, Philip Taylor assumed the leadership of North American Retail Distribution for AMVESCAP PLC, the parent company of AIM Investments --REGISTERED TRADEMARK-- and AIM Trimark Investments in Canada. As president and vice chair of AIM Funds, I would personally like to congratulate Phil on his new role with our organization. Phil has been chief executive officer of AIM Trimark, one of Canada's largest and most successful investment management firms, since January 2002. He will be relocating to AIM's offices in Houston, Texas. All of us at AIM are looking forward to working with Phil.

                      Mark Williamson, former chief executive officer and
                    president of AIM Investments, will continue to serve AIM and AMVESCAP in various capacities for the remainder of 2006. We want to take this opportunity to thank Mark for his many contributions to fund shareholders and our company. He joined AIM during a very challenging period. Mark has been instrumental in enhancing our investment process, improving our company's departmental structure and deepening relationships with our clients.

                    YOUR FUND

                    Further information about the markets, your Fund and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                      We at AIM remain committed to building solutions to help
                    you meet your investment goals. Phil and I thank you for your continued participation in AIM Investments. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /S/ ROBERT H. GRAHAM                    /S/ PHILIP TAYLOR

                    Robert H. Graham                        Philip Taylor
                    President & Vice Chair - AIM Funds      CEO, AIM Investments
                    Chair, AIM Investments

                    May 17, 2006

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM ENERGY FUND

                    DEAR FELLOW AIM FUND SHAREHOLDERS:

                    Having completed a year of transition and change at AIM
                    Funds--as well as my first full year as your board's
                    independent chair--I can assure you that shareholder
[CROCKETT PHOTO]    interests are at the forefront of every decision your board makes. While regulators and fund companies debate the value of an independent board chair, this structure is working for you. Our new structure has enabled the board to work more effectively with management to achieve benefits for the shareholders, as shown in the highlights of 2005 listed below:

                    . During 2005, management proposed, and your board approved, voluntary advisory fee reductions, which are saving
BRUCE L. CROCKETT     shareholders more than $20 million annually, based on
                      asset levels of March 31, 2005.

                    . Also during 2005, management proposed to your board the
                      merger of 14 funds into other AIM funds with similar objectives. In each case, the goal was for the resulting merged fund to benefit from strengthened management and greater efficiency. Your board carefully analyzed and discussed with management the rationale and proposed terms of each merger to ensure that the mergers were beneficial to the shareholders of all affected funds before approving them. Eight of these mergers were subsequently approved by shareholders of the target funds during 2005. The remaining six fund mergers were approved by shareholders in early 2006.

                    . Your board, through its Investments Committee and
                      Subcommittees, continued to closely monitor the portfolio performance of the funds. During the year, your board reviewed portfolio management changes made by the advisor at 11 funds with the objective of organizing management teams around common processes and shared investment views. Management believes these changes will lead to improved investment performance.

                      In 2006, your board will continue to focus on fund
                    expenses and investment performance. Although many funds have good performance, we are working with management to seek improvements for those funds currently performing below expectations. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                      The AIM Funds board is pleased to welcome our newest
                    independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward
                    K. Dunn, Jr., who retired in 2006.

                      Your board welcomes your views. Please mail them to me at
                    AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

                    Sincerely,

                    /S/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board

                    May 17, 2006

AIM ENERGY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Energy was the best-performing sector of the S&P 500 Index for the fiscal year ended March 31, 2006. Most energy stocks benefited from rising oil prices--a trend that had a positive effect on the performance of the Fund. The Fund's focus on the energy sector enabled it to post much better returns than the S&P 500 Index. The Fund's underweight position in more-defensive, less-leveraged integrated oil companies such as CHEVRON and EXXONMOBIL relative to the Dow Jones U.S. Oil & Gas Index helped the Fund's performance versus the index. Integrated oil stocks, which made up nearly 40% of the index, posted lackluster returns for the year.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/05-3/31/06, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                      38.90%

Class B Shares                      37.92

Class C Shares                      37.91

Investor Class Shares               38.94

S&P 500 Index (Broad Market         11.72
Index)

Dow Jones U.S. Oil & Gas Index
(Style-specific Index)              24.18

Lipper Natural Resources Fund
Index
(Peer Group Index)                  41.90

SOURCE: LIPPER INC.
--------------------------------------------------------------------------------

    Your Fund's long-term performance appears on pages 6 and 7.
--------------------------------------------------------------------------------

HOW WE INVEST

Your Fund invests in companies involved in the exploration, production, transportation, refining and marketing of oil, natural gas and other forms of energy. We seek to own firms that have the potential to increase production through exploration or innovation. We believe companies with an increasing production profile that can control costs may earn a high rate of return, enabling them to grow earnings independent of oil and natural gas prices.

     We select stocks based on quantitative and fundamental analysis of individual companies. Quantitative analysis focuses on free cash flow, return on capital and output. Fundamental analysis focuses on reviewing the management team and the competitive environment.

     Typically, we hold 30 to 40 stocks. The limited number of positions allows us to get to know company management, the business structure and how the company's products and services fit into the energy value chain--the process that moves oil and natural gas from the ground to the consumer. We control risk by diversifying across most industries and sub-industries within the energy sector.

     We may sell or reduce our position in a stock when:

.. Its valuation, in our opinion, becomes excessive in comparison to similar investment opportunities

.. A company reports disappointing earnings or its fundamentals deteriorate

.. We identify a more attractive opportunity

MARKET CONDITIONS AND YOUR FUND

Despite widespread concern about the potential impact of rising short-term interest rates, historically high energy prices, ongoing fear of a housing bubble and the long-term economic effects of two devastating Gulf Coast hurricanes, the U.S. economy showed signs of strength for the fiscal year. The economy expanded, inflation remained contained and corporate profits generally rose. During the fiscal year, the U.S. Federal Reserve (the Fed) continued its tightening policy, raising the key federal funds target rate to 4.75%.

     Against this backdrop, energy, financials and telecommunication services were the best-performing sectors of the S&P 500 Index.

     In the United States, the average retail price for a gallon of regular gasoline stood at $2.50 at the close of the reporting period, according to the Energy Informational Administration (EIA). The EIA cited high worldwide oil

                                                                     (continued)

PORTFOLIO COMPOSITION                              TOP 10 EQUITY HOLDINGS*
By industry
Integrated Oil & Gas                     24.4%     1.  Occidental Petroleum Corp.           4.3%
Oil & Gas Exploration & Production       22.5      2.  Valero Energy Corp.                  4.2
Oil & Gas Equipment & Services           18.3      3.  Murphy Oil Corp.                     4.0
Oil & Gas Drilling                       12.2      4.  National-Oilwell Varco Inc.          3.6
Oil & Gas Storage & Transportation        6.5      5.  BP PLC-ADR (United Kingdom)          3.5
Oil & Gas Refining & Marketing            4.7      6.  Kinder Morgan, Inc.                  3.4
Four Other Industries, Each With                   7.  ConocoPhillips                       3.4
Less Than 3% of Total Net Assets          6.7      8.  Halliburton Co.                      3.4
Money Market Funds Plus Other Assets               9.  Chevron Corp.                        3.4
Less Liabilities                          4.7      10. Weatherford International Ltd.       3.3

                                                   TOTAL NET ASSETS                $1.4 BILLION
                                                   TOTAL NUMBER OF HOLDINGS*                 40

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
--------------------------------------------------------------------------------
                                       3

AIM ENERGY FUND

demand, sparked by robust economic growth, as the primary reason for high crude oil and gasoline prices.

     In recent years, demand for petroleum products has been driven by the rapidly expanding economies of China and India, as well as by the improving U.S. economy. In addition, some market watchers have argued that geopolitical uncertainty in the Middle East, Nigeria and Venezuela is partly to blame for historically high oil prices, while others have pointed to limited refining capacity. Regardless of the reasons, supply has been unable to keep pace with demand, causing oil prices to rise.

                             In recent years, demand
                             for petroleum products
                                    has been
                              driven by the rapidly
                             expanding economies of
                                China and India,
                                as well as by the
                             improving U.S. economy.

     During the fiscal year, the Fund's oil and gas equipment and services holdings and its oil and gas exploration and production stocks contributed most to Fund performance. Top contributors to Fund performance included SCHLUMBERGER and GRANT PRIDECO, oil and gas equipment and service companies, and NEXEN, an oil and gas exploration and production company. Shares of the stocks increased as they reported financial results that exceeded analysts' estimates. In addition, while these companies service different areas of the industry, all of them share the same characteristics we seek in stocks:

..    They are implementing new technologies to control costs

..    They have strong pricing power

..    They generate high returns on the capital they invest

     Fund holdings CHEVRON and QUESTAR detracted from Fund performance for the fiscal year. Chevron, an integrated oil and gas company, struggled as it reported lower than expected earnings. Nonetheless, we continued to own the stock at the close of the reporting period.

     Questar, a large natural gas distributor with local distribution to Utah, also underperformed during the year. Questar, however, is making progress in a region that has been challenging for oil and gas development. Unlike some of its competitors, Questar benefits from operational efficiencies made possible by year-round drilling, which allows it to avoid annual startup drilling costs. We still owned the stock at the close of the reporting period as we believed the federal government's recent decision to allow reduced spacing between wells may help the company further reduce costs and accelerate the pace of development in Pinedale, WY. The company believes the decision will increase natural gas production at the site by 8 billion cubic feet in 2006.

IN CLOSING
Over the fiscal year, the Fund has experienced strong double-digit returns. It would be imprudent for us to suggest that such performance is sustainable over the long term. However, we remain committed to our disciplined strategy of selecting holdings in the energy sector based on the strengths of individual companies regardless of market fluctuations.

     At the close of the fiscal year, and despite strength in the energy sector, we continued to believe that valuations for most energy stocks remained compelling as oil and gas prices hovered near record highs. We also continued to believe that the energy sector offers the potential for long-term appreciation for the following reasons:

..    Oil supplies remained constrained and global economies continued to expand

..    The world is likely to derive most of its energy from oil and gas for the foreseeable future

..    Global development and industrialization driven by fast growing developing nations such as India and China are trends that are likely to continue, resulting in a growing need for crude oil and natural gas

..    Virtually all new sources of supply merely replace what's being lost to natural depletion

     We thank you for your investment in AIM Energy Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[SEGNER PHOTO]

JOHN S. SEGNER, senior portfolio manager, is lead portfolio manager of AIM Energy Fund. He has more than 20 years of experience in the energy and investment industries. Before joining the Fund's advisor in 1997, he was a managing director and principal with an investment management company that focused exclusively on publicly traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner earned a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

--------------------------------------------------------------------------------
                             [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6 AND
7.

AIM ENERGY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2005, through March 31, 2006.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2006, appear in the table "Cumulative Total Returns" on page 7.

     THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                            ACTUAL                      HYPOTHETICAL
                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

           BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES     ENDING ACCOUNT    EXPENSES      ANNUALIZED
SHARE            VALUE             VALUE         PAID DURING         VALUE       PAID DURING     EXPENSE
CLASS          (10/1/05)        (3/31/06)/1/       PERIOD/2/       (3/31/06)      PERIOD/2/       RATIO
  A          $  1,000.00        $  1,054.10        $  5.94        $ 1,019.15      $  5.84          1.16%
  B             1,000.00           1,050.80           9.76          1,015.41         9.60          1.91
  C             1,000.00           1,050.30           9.76          1,015.41         8.60          1.91
Investor        1,000.00           1,054.50           5.94          1,019.15         5.84          1.16

/1/ The actual ending account value is based on the actual total return of the Fund for the period October 1, 2005, through March 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2006, appear in the table "Cumulative Total Returns" on page 7.

/2/ Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.
--------------------------------------------------------------------------------

                                        [ARROW
                                        BUTTON    For More Information Visit
                                        IMAGE]    AIMINVESTMENTS.COM

AIM ENERGY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

   RESULTS OF A $10,000 INVESTMENT
   FUND AND INDEX DATA FROM 3/31/96

--------------------------------------------------------------------------------
                                [MOUNTAIN CHART]

               AIM ENERGY FUND-       S&P 500         DOW JONES           LIPPER NATURAL RESOURCES
DATE         INVESTOR CLASS SHARES     INDEX     U.S. .OIL & GAS INDEX           FUND INDEX
03/31/96          $ 10000             $ 10000          $ 10000                  $ 10000
   04/96            10917               10147            10416                    10476
   05/96            10867               10408            10431                    10489
   06/96            10992               10447            10539                    10462
   07/96            10525                9986            10029                    10024
   08/96            11224               10196            10336                    10508
   09/96            11782               10769            10704                    10854
   10/96            12555               11067            11426                    11379
   11/96            13257               11902            12039                    11917
   12/96            13143               11666            12075                    11916
   01/97            13543               12394            12647                    12205
   02/97            12152               12492            11914                    11342
   03/97            12770               11980            12530                    11459
   04/97            12634               12694            12565                    11425
   05/97            14070               13470            13502                    12454
   06/97            14162               14069            13696                    12637
   07/97            15688               15188            14788                    13560
   08/97            16833               14337            14794                    13885
   09/97            18160               15121            15702                    14756
   10/97            17659               14616            15472                    14348
   11/97            15928               15293            14902                    13557
   12/97            15653               15556            14789                    13672
   01/98            14022               15727            13891                    12842
   02/98            14636               16861            14858                    13501
   03/98            15731               17724            15469                    14188
   04/98            16278               17905            16152                    14566
   05/98            15251               17597            15426                    13801
   06/98            14982               18312            15080                    13266
   07/98            12759               18118            13957                    11698
   08/98            10267               15500            12247                     9438
   09/98            12233               16493            14003                    11115
   10/98            12625               17832            14227                    11510
   11/98            11552               18913            14160                    10735
   12/98            11296               20002            14019                    10510
   01/99            10468               20838            13344                     9877
   02/99            10010               20190            13039                     9531
   03/99            12706               20998            14969                    11474
   04/99            14797               21811            17239                    13420
   05/99            14797               21296            16844                    13015
   06/99            15591               22474            16861                    13624
   07/99            15994               21775            17153                    13914
   08/99            16854               21666            17464                    14269
   09/99            16251               21072            16753                    13761
   10/99            15300               22406            16461                    13244
   11/99            15199               22861            16795                    13109
   12/99            16027               24205            16847                    14031
   01/00            16072               22990            16923                    13434
   02/00            16273               22555            16405                    13631
   03/00            19461               24761            18409                    15689
   04/00            19562               24016            18237                    15536
   05/00            22315               23524            20056                    17038
   06/00            21822               24102            18977                    16290
   07/00            21128               23726            18510                    15686
   08/00            24618               25200            20348                    17482
   09/00            25110               23869            21038                    17457
   10/00            22572               23769            20329                    16546
   11/00            20351               21896            19414                    15647
   12/00            25353               22003            21324                    18135
   01/01            24395               22784            20554                    17726
   02/01            24321               20709            20489                    17809
   03/01            23957               19398            20192                    17241
   04/01            26580               20903            22283                    18992
   05/01            26580               21043            22096                    18797
   06/01            22561               20532            20079                    16733
   07/01            21979               20331            19619                    16432
   08/01            20983               19060            18793                    15756
   09/01            18748               17522            17415                    14138
   10/01            20145               17857            18440                    15141
   11/01            19527               19226            17691                    14851
   12/01            21093               19395            18835                    15854
   01/02            19903               19112            18108                    15369
   02/02            20644               18743            18923                    16063
   03/02            23389               19448            20490                    17440
   04/02            24058               18269            19564                    17470
   05/02            23536               18136            19114                    17354
   06/02            21896               16845            18642                    16370
   07/02            19467               15533            16407                    14452
   08/02            19820               15634            16505                    14764
   09/02            18763               13936            15127                    13676
   10/02            19176               15161            15646                    14023
   11/02            19686               16052            16223                    14501
   12/02            20184               15110            16290                    14709
   01/03            19758               14716            15834                    14268
   02/03            20549               14495            16252                    14728
   03/03            20415               14635            16373                    14532
   04/03            20135               15840            16373                    14591
   05/03            22795               16673            17940                    16290
   06/03            22212               16886            17677                    15970
   07/03            20828               17184            17106                    15304
   08/03            22188               17519            18230                    16340
   09/03            21593               17333            17779                    15949
   10/03            21801               18312            17961                    16354
   11/03            22213               18474            18033                    16618
   12/03            24738               19442            20480                    18568
   01/04            25055               19799            20766                    18702
   02/04            26561               20074            21732                    19751
   03/04            26949               19771            21615                    19824
   04/04            27229               19461            22014                    19571
   05/04            26987               19728            22032                    19447
   06/04            29259               20110            23347                    20828
   07/04            30242               19445            24125                    21361
   08/04            29320               19522            23802                    21090
   09/04            32416               19733            25891                    23326
   10/04            32390               20035            25964                    23414
   11/04            34890               20845            27690                    25482
   12/04            33798               21553            27125                    25112
   01/05            35302               21027            27923                    25552
   02/05            40389               21469            32994                    29131
   03/05            39808               21089            31895                    28572
   04/05            37025               20688            30128                    26735
   05/05            38858               21346            30788                    27719
   06/05            42172               21376            32706                    29870
   07/05            46373               22171            34753                    32465
   08/05            50222               21969            36686                    34787
   09/05            52467               22147            39008                    37065
   10/05            48474               21778            35423                    34352
   11/05            50200               22601            36025                    35499
   12/05            52032               22610            36371                    36756
   01/06            59519               23209            41514                    42402
   02/06            53061               23272            37940                    38378
   03/06            55294               23571            39604                    40547

--------------------------------------------------------------------------------
SOURCE: LIPPER, INC.

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, the space between $10,000 and $20,000 is the same as that between $20,000 and $40,000, and so on.

AIM ENERGY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/06, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)         22.28%
 1 Year                     31.27

CLASS B SHARES
Inception (3/28/02)         22.88%
 1 Years                    32.92

CLASS C SHARES
Inception (2/14/00)         21.56%
 5 Years                    17.41
 1 Year                     36.91

INVESTOR CLASS SHARES
Inception (1/19/84)         11.22%
10 Years                    18.65
 5 Years                    18.21
 1 Year                     38.94

================================================================================

CUMULATIVE TOTAL RETURNS

6 months ended 3/31/06, excluding applicable sales charges

Class A Shares              5.41%
Class B Shares              5.04
Class C Shares              5.05
Investor Class Shares       5.40

--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE.

     INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES FOR CLASS B AND CLASS C SHARES IN THE PAST, PERFORMANCE COULD HAVE BEEN LOWER.

Continued from inside front cover

Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 333-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM ENERGY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Sector Funds (the "Board") oversees the management of AIM Energy Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the one and five year periods was at or above the median performance of such comparable funds and below such median performance for the three year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar year against the performance of the Lipper Natural Resources Fund Index. The Board noted that the Fund's performance for the one and three year periods was comparable to the performance of such Index and above such Index for the five year period.

The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was lower than the advisory fee rate for an offshore fund for which an AIM affiliate serves as investment advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels.

The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through March 31, 2006 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

                                                                     (continued)

AIM ENERGY FUND

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs.

The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective share-holders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SUPPLEMENT TO ANNUAL REPORT DATED 3/31/06

AIM ENERGY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURNS
For periods ended 3/31/06
Inception (1/31/06)       -7.02%
================================================================================

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NAV. PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

--------------------------------------------------------------------------------

NASDAQ SYMBOL                                                              IENIX

--------------------------------------------------------------------------------

                                   Over for information on your Fund's expenses.

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

                       FOR INSTITUTIONAL INVESTOR USE ONLY
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                  [YOUR GOALS.
                                 OUR SOLUTIONS.]         [AIM INVESTMENTS LOGO]
                            - REGISTERED TRADEMARK -    - REGISTERED TRADEMARK -


AIMINVESTMENTS.COM    I-ENE-INS-1    A I M Distributors, Inc.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The actual ending account value and expenses in the below example are based on an investment of $1,000 invested on January 31, 2006 (the date the share class commenced sales) and held through March 31, 2006. The hypothetical ending account value and expenses in the below example are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period October 1, 2005, through March 31, 2006.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during the period, January 31, 2006, through March 31, 2006. Because the actual ending account value and expense information in the example is not based upon a six month period, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

     THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                                  ACTUAL                      HYPOTHETICAL
                                                                   (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES     ENDING ACCOUNT    EXPENSES      ANNUALIZED
SHARE                  VALUE             VALUE         PAID DURING         VALUE       PAID DURING     EXPENSE
CLASS                (10/01/05)       (3/31/06)/1/       PERIOD/2/        (3/31/06)     PERIOD/3/       RATIO
Institutional/4/   $  1,000.00        $   929.80         $  1.27         $  1020.94     $  4.03         0.80%

/1/ The actual ending account value is based on the actual total return of the Fund for the period January 31, 2006, through March 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses over the six month period October 1, 2005, through March 31, 2006.

/2/ Actual expenses are equal to the annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 60 (January 31, 2006, through March 31, 2006)/365. Because the share class has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

/3/ Hypothetical expenses are equal to the annualized as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing the Institutional Class shares of the Fund and other funds because such data is based on a full six month period.

/4/ Institutional Class shares commenced sales January 31, 2006.
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM    I-ENE-INS-1    A I M Distributors, Inc.

AIM ENERGY FUND

SCHEDULE OF INVESTMENTS
March 31, 2006

                                                      SHARES        VALUE
 -----------------------------------------------------------------------------
 DOMESTIC COMMON STOCKS & OTHER
  EQUITY INTERESTS-81.46%

 COAL & CONSUMABLE FUELS-2.85%
 Peabody Energy Corp.                                  800,000 $    40,328,000
 -----------------------------------------------------------------------------

 COMMODITY CHEMICALS-0.08%
 Tronox, Inc.-Class B/(a)/                              63,920       1,085,999
 -----------------------------------------------------------------------------

 CONSTRUCTION & ENGINEERING-2.04%
 Chicago Bridge & Iron Co. N.V.-New York Shares/(b)/ 1,200,000      28,800,000
 -----------------------------------------------------------------------------

 GAS UTILITIES-1.74%
 Questar Corp.                                         350,000      24,517,500
 -----------------------------------------------------------------------------

 INTEGRATED OIL & GAS-17.96%
 Chevron Corp.                                         824,000      47,767,280
 -----------------------------------------------------------------------------
 ConocoPhillips                                        764,000      48,246,600
 -----------------------------------------------------------------------------
 Exxon Mobil Corp.                                     675,000      41,080,500
 -----------------------------------------------------------------------------
 Murphy Oil Corp.                                    1,125,000      56,047,500
 -----------------------------------------------------------------------------
 Occidental Petroleum Corp.                            655,000      60,685,750
 -----------------------------------------------------------------------------
                                                                   253,827,630
 -----------------------------------------------------------------------------

 OIL & GAS DRILLING-12.17%
 GlobalSantaFe Corp.                                   710,000      43,132,500
 -----------------------------------------------------------------------------
 Hercules Offshore, Inc./(a)/                          850,000      28,908,500
 -----------------------------------------------------------------------------
 Nabors Industries Ltd./(a)/                           200,000      14,316,000
 -----------------------------------------------------------------------------
 Noble Corp.                                           450,000      36,495,000
 -----------------------------------------------------------------------------
 Todco-Class A                                         350,000      13,793,500
 -----------------------------------------------------------------------------
 Transocean Inc./(a)/                                  440,000      35,332,000
 -----------------------------------------------------------------------------
                                                                   171,977,500
 -----------------------------------------------------------------------------

 OIL & GAS EQUIPMENT &
  SERVICES-18.32%
 Baker Hughes Inc.                                     210,000      14,364,000
 -----------------------------------------------------------------------------
 Cooper Cameron Corp./(a)/                             783,138      34,520,723
 -----------------------------------------------------------------------------
 FMC Technologies, Inc./(a)/                           250,000      12,805,000
 -----------------------------------------------------------------------------
 Grant Prideco, Inc./(a)/                              510,000      21,848,400
 -----------------------------------------------------------------------------
 Halliburton Co.                                       660,000      48,193,200
 -----------------------------------------------------------------------------
 National-Oilwell Varco Inc./(a)/                      800,000      51,296,000
 -----------------------------------------------------------------------------
 Schlumberger Ltd.                                     115,000      14,555,550
 -----------------------------------------------------------------------------
 Smith International, Inc.                             400,000      15,584,000
 -----------------------------------------------------------------------------
 Weatherford International Ltd./(a)/                 1,000,000      45,750,000
 -----------------------------------------------------------------------------
                                                                   258,916,873
 -----------------------------------------------------------------------------

 OIL & GAS EXPLORATION &
  PRODUCTION-15.07%
 Apache Corp.                                          632,000      41,402,320
 -----------------------------------------------------------------------------
 Bill Barrett Corp./(a)(b)/                          1,291,101      42,076,981
 -----------------------------------------------------------------------------
 Cheniere Energy, Inc./(a)(b)/                         824,000      33,429,680
 -----------------------------------------------------------------------------
 EOG Resources, Inc.                                   590,000      42,480,000
 -----------------------------------------------------------------------------

                                                       SHARES        VALUE
----------------------------------------------------------------------------------

OIL & GAS EXPLORATION &
 PRODUCTION-(CONTINUED)
Kerr-McGee Corp.                                        317,000 $    30,267,160
----------------------------------------------------------------------------------
Pioneer Natural Resources Co.                           525,000      23,231,250
----------------------------------------------------------------------------------
                                                                    212,887,391
----------------------------------------------------------------------------------

OIL & GAS REFINING & MARKETING-4.69%
Valero Energy Corp.                                   1,000,000      59,780,000
----------------------------------------------------------------------------------
Western Refining, Inc.                                  300,000       6,486,000
----------------------------------------------------------------------------------
                                                                     66,266,000
----------------------------------------------------------------------------------

OIL & GAS STORAGE &
 TRANSPORTATION-6.54%
Kinder Morgan, Inc.                                     528,000      48,570,720
----------------------------------------------------------------------------------
Williams Cos., Inc. (The)                             2,050,000      43,849,500
----------------------------------------------------------------------------------
                                                                     92,420,220
----------------------------------------------------------------------------------
  Total Domestic Common Stocks & Other Equity
   Interests (Cost $894,021,581)                                  1,151,027,113
----------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS-13.86%

CANADA-7.41%
Canadian Natural Resources Ltd. (Oil & Gas
 Exploration & Production)                              575,000      31,849,250
----------------------------------------------------------------------------------
Nexen Inc. (Oil & Gas Exploration & Production)         550,000      30,272,000
----------------------------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas Exploration &
 Production)                                            800,000      42,544,000
----------------------------------------------------------------------------------
                                                                    104,665,250
----------------------------------------------------------------------------------

FRANCE-1.97%
Total S.A. -ADR (Integrated Oil & Gas)/(b)/             212,000      27,926,760
----------------------------------------------------------------------------------

UNITED KINGDOM-4.48%
BP PLC -ADR (Integrated Oil & Gas)                      715,000      49,292,100
----------------------------------------------------------------------------------
Royal Dutch Shell PLC -Class A -ADR (Integrated
 Oil & Gas)                                             225,000      14,008,500
----------------------------------------------------------------------------------
                                                                     63,300,600
----------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $133,228,846)                                            195,892,610
----------------------------------------------------------------------------------
MONEY MARKET FUNDS-4.43%
Premier Portfolio-Institutional Class/(c)/           62,590,664      62,590,664
----------------------------------------------------------------------------------
    Total Money Market Funds (Cost $62,590,664)                      62,590,664
----------------------------------------------------------------------------------
TOTAL INVESTMENTS (excluding investments
 purchased with cash collateral from securities
 loaned)-99.75% (Cost $1,089,841,091)                             1,409,510,387
----------------------------------------------------------------------------------

AIM ENERGY FUND

                                                        SHARES        VALUE
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES
 LOANED-1.70%

MONEY MARKET FUNDS-1.70%
Premier Portfolio-Institutional Class/(c)(d)/         24,025,815 $   24,025,815
--------------------------------------------------------------------------------
    Total Money Market Funds (purchased with
     cash collateral from securities loaned) (Cost
     $24,025,815)                                                    24,025,815
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-101.45%
 (Cost $1,113,866,906)                                            1,433,536,202
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.45)%                               (20,501,077)
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                               $1,413,035,125
--------------------------------------------------------------------------------

Investment Abbreviations:

ADR -AmericanDepositary Receipt

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/All or a portion of this security is out on loan at March 31, 2006. /(c)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(d)/The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

ASSETS:
Investments, at value (cost $1,027,250,427)*                      $1,346,919,723
---------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $86,616,479)       86,616,479
---------------------------------------------------------------------------------
    Total investments (cost $1,113,866,906)                        1,433,536,202
---------------------------------------------------------------------------------
Foreign currencies, at value (cost $380)                                     366
---------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                    13,908,594
---------------------------------------------------------------------------------
  Fund shares sold                                                     5,850,545
---------------------------------------------------------------------------------
  Dividends                                                            1,077,398
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         60,696
---------------------------------------------------------------------------------
Other assets                                                             113,470
---------------------------------------------------------------------------------
    Total assets                                                   1,454,547,271
---------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                               13,651,795
---------------------------------------------------------------------------------
  Fund shares reacquired                                               2,779,736
---------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                      83,273
---------------------------------------------------------------------------------
  Collateral upon return of securities loaned                         24,025,815
---------------------------------------------------------------------------------
Accrued distribution fees                                                483,615
---------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                          6,841
---------------------------------------------------------------------------------
Accrued transfer agent fees                                              378,580
---------------------------------------------------------------------------------
Accrued operating expenses                                               102,491
---------------------------------------------------------------------------------
    Total liabilities                                                 41,512,146
---------------------------------------------------------------------------------
Net assets applicable to shares outstanding                       $1,413,035,125
---------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                     $  971,085,623
---------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (50,914)
---------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and
 foreign currencies                                                  122,331,134
---------------------------------------------------------------------------------
Unrealized appreciation from investment securities and foreign
 currencies                                                          319,669,282
---------------------------------------------------------------------------------
                                                                  $1,413,035,125
---------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                        $525,618,593
          -----------------------------------------------------------
          Class B                                        $147,270,281
          -----------------------------------------------------------
          Class C                                        $171,499,747
          -----------------------------------------------------------
          Investor Class                                 $568,579,434
          -----------------------------------------------------------
          Institutional Class                            $     67,070
          -----------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                          12,174,239
          -----------------------------------------------------------
          Class B                                           3,514,862
          -----------------------------------------------------------
          Class C:                                          4,160,808
          -----------------------------------------------------------
          Investor Class                                   13,199,979
          -----------------------------------------------------------
          Institutional Class                                 1,552.7
          -----------------------------------------------------------
          Class A:
            Net asset value per share                    $      43.17
          -----------------------------------------------------------
            Offering price per share:
              (Net asset value of $43.17 / 94.50%)       $      45.68
          -----------------------------------------------------------
          Class B:
           Net asset value and offering price per share  $      41.90
          -----------------------------------------------------------
          Class C:
           Net asset value and offering price per share  $      41.22
          -----------------------------------------------------------
          Investor Class:
           Net asset value and offering price per share  $      43.07
          -----------------------------------------------------------
          Institutional Class :
           Net asset value and offering price per share  $      43.20
          -----------------------------------------------------------

* At March 31, 2006, securities with an aggregate value of $23,215,990 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM ENERGY FUND

STATEMENT OF OPERATIONS
For the year ended March 31, 2006

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $384,338)                                                              $  9,340,188
---------------------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of $69,427, after compensation to
 counterparties of $507,424)                                                                                           1,566,734
---------------------------------------------------------------------------------------------------------------------------------
   Total investment income                                                                                            10,906,922
---------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                                                          6,876,548
---------------------------------------------------------------------------------------------------------------------------------
Administrative services fees                                                                                             280,889
---------------------------------------------------------------------------------------------------------------------------------
Custodian fees                                                                                                            84,797
---------------------------------------------------------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                                                                 928,455
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                                                                                               1,045,714
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                                                                                               1,175,563
---------------------------------------------------------------------------------------------------------------------------------
 Class K                                                                                                                  15,278
---------------------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                                                        1,202,160
---------------------------------------------------------------------------------------------------------------------------------
Transfer agent fees-A, B, C and Investor                                                                               2,073,319
---------------------------------------------------------------------------------------------------------------------------------
Transfer agent fees-Institutional                                                                                              4
---------------------------------------------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                                                                 42,448
---------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                    492,788
---------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                                                                                     14,217,963
---------------------------------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                                                    (50,683)
---------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                                                       14,167,280
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                          (3,260,358)
---------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment securities (includes gains from securities sold to affiliates of $61,630)                                194,755,248
---------------------------------------------------------------------------------------------------------------------------------
 Foreign currencies                                                                                                      (57,301)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     194,697,947
---------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                                                                               123,957,567
---------------------------------------------------------------------------------------------------------------------------------
 Foreign currencies                                                                                                          (14)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     123,957,553
---------------------------------------------------------------------------------------------------------------------------------
Net gain from investment securities, and foreign currencies                                                          318,655,500
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                                $315,395,142
---------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM ENERGY FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2006 and 2005

                                                                                                                    2006
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                 $   (3,260,358)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment securities and foreign currencies                                               194,697,947
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                           123,957,553
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                          315,395,142
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                                                         (24,689,490)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                          (7,145,820)
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                          (8,319,692)
-------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                  (28,931,461)
-------------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                           (69,086,463)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                         287,836,340
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                          68,595,281
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                          88,393,139
-------------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                          (3,496,411)
-------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                   67,743,047
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                                  67,000
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                                  509,138,396
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                                    755,447,075
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                               657,588,050
-------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(50,914) and $(37,209), respectively)  $1,413,035,125
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   2005
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                 $ (1,440,973)
----------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment securities and foreign currencies                                              36,043,860
----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                         132,139,532
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                        166,742,419
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                                                                --
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                                --
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                                --
----------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                         --
----------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                                  --
----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                        90,854,796
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                        22,905,878
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                        31,055,665
----------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         1,543,733
----------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                 36,044,906
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                                    --
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                                182,404,978
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                                  349,147,397
----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                             308,440,653
----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(50,914) and $(37,209), respectively)  $657,588,050
----------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Energy Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Securities

AIM ENERGY FUND

   traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and

AIM ENERGY FUND

   expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2006, AIM waived fees of $5,956.
  At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $3,148.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2006, AIM was paid $280,889.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended
March 31, 2006, the Fund paid AISI $2,073,319 for Class A, Class B, Class C, Class K and Investor Class shares and $4 for Institutional Class shares.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily assets of Class A shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that

AIM ENERGY FUND

may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2006, the Class A, Class B, Class C and Investor Class shares paid $928,455, $1,045,714, $1,175,563 and $1,202,160, respectively. For the period April 1, 2005 through October 21, 2005 (date of conversion), Class K shares paid $15,278.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2006, ADI advised the Fund that it retained $926,259 in front-end sales commissions from the sale of Class A shares and $67,341, $257,986 and $100,049 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period April 1, 2005 through October 21, 2005 (date of conversion), ADI advised the Fund it retained $0 from Class K shares for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in an affiliated money market fund. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2006.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                    CHANGE IN
                                                                                    UNREALIZED                          REALIZED
                                        VALUE       PURCHASES        PROCEEDS      APPRECIATION    VALUE      DIVIDEND    GAIN
FUND                                   03/31/05      AT COST        FROM SALES    (DEPRECIATION)  03/31/06     INCOME    (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $26,315,584 $  688,852,822 $  (652,577,742)    $    --     $62,590,664 $1,497,307 $    --
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                    CHANGE IN
                                                                                    UNREALIZED                          REALIZED
                                        VALUE       PURCHASES        PROCEEDS      APPRECIATION    VALUE      DIVIDEND    GAIN
FUND                                   03/31/05      AT COST        FROM SALES    (DEPRECIATION)  03/31/06    INCOME*    (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $        -- $  537,004,571 $  (512,978,756)    $    --     $24,025,815 $   69,427 $    --
--------------------------------------------------------------------------------------------------------------------------------
Total                                 $26,315,584 $1,225,857,393 $(1,165,556,498)    $    --     $86,616,479 $1,566,734 $    --
--------------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2006, the Fund engaged in securities sales of $165,138, which resulted in net realized gains of $61,630 and securities purchases of $0.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $41,579.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

AIM ENERGY FUND

  During the year ended March 31, 2006, the Fund paid legal fees of $7,011 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended March 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2006, securities with an aggregate value of $23,215,990 were on loan to brokers. The loans were secured by cash collateral of $24,025,815 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2006, the Fund received dividends on cash collateral investments of $69,427 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2006 and 2005 was as follows:

                                               2006     2005
                   -----------------------------------------
                   Distributions paid from:
                   Ordinary income          $ 4,803,204 $ --
                   -----------------------------------------
                   Long-term capital gain    64,283,259   --
                   -----------------------------------------
                   Total distributions      $69,086,463 $ --
                   -----------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2006, the components of net assets on a tax basis were as follows:

                                                         2006
             ------------------------------------------------------
             Undistributed ordinary income          $   46,291,276
             ------------------------------------------------------
             Undistributed long-term gain               84,488,622
             ------------------------------------------------------
             Unrealized appreciation -- investments    315,612,607
             ------------------------------------------------------
             Temporary book/tax differences                (50,914)
             ------------------------------------------------------
             Capital loss carryover                     (4,392,089)
             ------------------------------------------------------
             Shares of beneficial interest             971,085,623
             ------------------------------------------------------
             Total net assets                       $1,413,035,125
             ------------------------------------------------------

AIM ENERGY FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(14).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2006 to utilizing $1,577,866 of capital loss carryforward in the fiscal year ended March 31, 2007.
  The Fund utilized $1,577,866 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2006 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2007                   $  211,135
                 ---------------------------------------------
                 March 31, 2009                    4,180,954
                 ---------------------------------------------
                 Total capital loss carryforward  $4,392,089
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM Global Energy Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2006 was $1,137,838,992 and $740,203,244, respectively.
  At the request of the Trustee, AIM recovered third party research credits during the year ended March 31, 2006, in the amount of $4,084. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $329,626,648
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (14,014,027)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $315,612,621
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $1,117,923,581.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on March 31, 2006, undistributed net investment income (loss) was increased by $3,246,653, undistributed net realized gain was decreased by $3,246,653. This reclassification had no effect on the net assets of the Fund.

AIM ENERGY FUND


NOTE 12--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. The Fund formerly offered Class K shares; however, as of the close of business October 21, 2005, the Class K shares were converted to Class A shares. Investor Class shares of the Fund are offered only to certain grandfathered investors.
  Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                         CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                                          ----------------------------------------------------
                                                                  2006/(A)/                     2005
                                                          -------------------------  -------------------------
                                                            SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                 10,675,411  $ 420,923,874   4,287,940  $ 122,706,107
---------------------------------------------------------------------------------------------------------------
  Class B                                                  2,808,969    106,378,368   1,461,350     40,038,277
---------------------------------------------------------------------------------------------------------------
  Class C                                                  3,253,143    123,432,977   1,555,291     42,670,079
---------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                               205,037      6,909,826     102,116      2,738,142
---------------------------------------------------------------------------------------------------------------
  Investor Class                                           6,101,345    238,432,579   5,562,598    152,006,788
---------------------------------------------------------------------------------------------------------------
  Institutional Class/(c)/                                     1,553         67,000          --             --
---------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                    551,786     22,761,178          --             --
---------------------------------------------------------------------------------------------------------------
  Class B                                                    166,321      6,672,814          --             --
---------------------------------------------------------------------------------------------------------------
  Class C                                                    197,609      7,799,607          --             --
---------------------------------------------------------------------------------------------------------------
  Investor Class                                             686,106     28,240,142          --             --
---------------------------------------------------------------------------------------------------------------
Conversion of Class K shares to Class A shares:/(d)/
  Class A                                                    209,627      7,810,718          --             --
---------------------------------------------------------------------------------------------------------------
  Class K                                                   (227,851)    (7,810,718)         --             --
---------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    118,767      4,630,254     144,941      3,897,072
---------------------------------------------------------------------------------------------------------------
  Class B                                                   (121,850)    (4,630,254)   (147,616)    (3,897,072)
---------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (4,296,793)  (168,289,684) (1,351,995)   (35,748,383)
---------------------------------------------------------------------------------------------------------------
  Class B                                                 (1,065,740)   (39,825,647)   (505,655)   (13,235,327)
---------------------------------------------------------------------------------------------------------------
  Class C                                                 (1,140,790)   (42,839,445)   (462,765)   (11,614,414)
---------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                               (74,961)    (2,595,519)    (48,136)    (1,194,409)
---------------------------------------------------------------------------------------------------------------
  Investor Class                                          (5,145,565)  (198,929,674) (4,375,872)  (115,961,882)
---------------------------------------------------------------------------------------------------------------
                                                          12,902,124  $ 509,138,396   6,222,197  $ 182,404,978
---------------------------------------------------------------------------------------------------------------

/(a)/There are two entities that are record owners of more than 5% of the outstanding shares of the Fund and owns 16% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services such as, securities brokerage, distribution, third party record keeping and account servicing. The trust has no knowledge as to whether all or any portion of the shares owned of record by these entities is also owned beneficially.
/(b)/Class K shares activity for the period April 1, 2005 through October 21,
     2005 (date of conversion).
/(c)/Institutional Class shares commenced operations on January 31, 2006. /(d)/Effective as of close of business October 21, 2005, all outstanding Class
     K shares were converted to Class A shares of the Fund.

AIM ENERGY FUND


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                                   ----------------------------------------------------
                                                                                      YEAR ENDED MARCH 31,
-                                                                  ----------------------------------------------------
                                                                        2006            2005          2004        2003/(A)/
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  32.86        $  22.27       $ 16.85       $ 19.26
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.06)/(b)/     (0.09)/(b)/   (0.05)/(b)/   (0.05)/(b)/
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     12.73           10.68          5.47         (2.36)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  12.67           10.59          5.42         (2.41)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                            (2.36)             --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  43.17        $  32.86       $ 22.27       $ 16.85
-----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     38.90%          47.55%        32.17%       (12.51)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $525,619        $161,529       $40,847       $ 9,131
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.19%/(d)/      1.47%         1.66%         1.46%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.19%/(d)/      1.48%         1.74%         1.46%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.16)%/(d)/    (0.32)%       (0.25)%       (0.33)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  72%             45%          123%          144%
-----------------------------------------------------------------------------------------------------------------------------

/(a)/Class commenced sales on March 28, 2002.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $352,981,150.

                                                                                            CLASS B
                                                                   ---------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                                   ---------------------------------------------------
                                                                        2006           2005          2004        2003/(A)/
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  32.17        $ 21.94       $ 16.71       $ 19.26
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.35)/(b)/    (0.25)/(b)/   (0.18)/(b)/   (0.17)/(b)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     12.44          10.48          5.41         (2.38)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  12.09          10.23          5.23         (2.55)
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                            (2.36)            --            --            --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  41.90        $ 32.17       $ 21.94       $ 16.71
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     37.92%         46.63%        31.30%       (13.24)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $147,270        $55,559       $20,164       $ 1,502
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.93%/(d)/     2.12%         2.31%         2.33%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.93%/(d)/     2.13%         2.59%         2.41%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.90)%/(d)/   (0.97)%       (0.90)%       (1.16)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  72%            45%          123%          144%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Class commenced sales on March 28, 2002.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $104,571,366.

AIM ENERGY FUND

                                                                                                   CLASS C
                                                                   ---------------------------------------------------------
                                                                                            YEAR ENDED MARCH 31,
                                                                   ---------------------------------------------------------
                                                                        2006           2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  31.68        $ 21.60       $ 16.45       $ 18.98
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.35)/(a)/    (0.25)/(a)/   (0.17)/(a)/   (0.11)/(a)/
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     12.25          10.33          5.32         (2.42)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  11.90          10.08          5.15         (2.53)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                            (2.36)            --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  41.22        $ 31.68       $ 21.60       $ 16.45
-----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     37.91%         46.67%        31.31%       (13.33)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $171,500        $58,626       $16,383       $ 9,566
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.93%/(d)/     2.12%         2.31%         2.33%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.93%/(d)/     2.13%         2.59%         2.53%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.90)%/(d)/   (0.97)%       (0.90)%       (1.22)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  72%            45%          123%          144%
-----------------------------------------------------------------------------------------------------------------------------

                                                                   --------

                                                                   --------
                                                                       2002
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 19.58
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.07)/(b)/
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (0.53)
--------------------------------------------------------------------------------
    Total from investment operations                                 (0.60)
--------------------------------------------------------------------------------
Less distributions from net realized gains                              --
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 18.98
--------------------------------------------------------------------------------
Total return/(c)/                                                    (3.06)%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $12,324
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.27%
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.27%
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (1.08)%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                144%
--------------------------------------------------------------------------------

/(a)/ Calculated using average shares outstanding.
/(b)/ The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.16) for the year ended March 31, 2002.
/(c)/ Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/ Ratios are based on average daily net assets of $117,556,261.

                                                                                                           CLASS K
                                                                   -------------------------------------------------------
                                                                     APRIL 1,
                                                                       2005
                                                                      THROUGH
                                                                    OCTOBER 21,
                                                                    2005 (DATE
                                                                      SHARES                       YEAR ENDED MARCH 31,
                                                                    CONVERTED)     ---------------------------------------
                                                                   -----------         2005         2004         2003
--------------------------------------------------------------------               ----------------------------------------
Net asset value, beginning of period                                 $30.26        $20.53       $15.55       $ 17.98
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.07)/(a)/   (0.10)/(a)/  (0.06)/(a)/   (0.14)/(a)/
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      4.09          9.83         5.04         (2.29)
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   4.02          9.73         4.98         (2.43)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $34.28        $30.26       $20.53       $ 15.55
---------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     13.29%        47.39%       32.03%       (13.52)%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                 --        $2,959       $  899       $   289
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.39%/(d)/    1.57%        1.76%         2.07%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.39%/(d)/    1.58%        3.70%         5.36%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.36)%/(d)/  (0.42)%      (0.35)%       (0.90)%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                             72%           45%         123%          144%
---------------------------------------------------------------------------------------------------------------------------

                                                                   --------------------------


                                                                                 NOVEMBER 30, 2000
                                                                                    (DATE SALES
                                                                                   COMMENCED) TO
                                                                                     MARCH 31,
                                                                   --------------      2001
                                                                       2002      -----------------
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 19.62            $16.76
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.05)/(b)/       (0.15)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (1.59)             3.01
---------------------------------------------------------------------------------------------------
    Total from investment operations                                 (1.64)             2.86
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 17.98            $19.62
---------------------------------------------------------------------------------------------------
Total return/(c)/                                                    (8.36)%           17.06%
---------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $    37            $    1
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     11.62%             3.11%/(e)/
---------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  11.62%             3.11%/(e)/
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (10.45)%           (2.34)%/(e)/
---------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                           144%              166%
---------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.27) for the year ended March 31, 2002.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $6,074,737. /(e)/Annualized.
/(f)/Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM ENERGY FUND

                                                                                                 INVESTOR CLASS
                                                                   ------------------------------------------------------------
                                                                                              YEAR ENDED MARCH 31,
                                                                   ------------------------------------------------------------
                                                                        2006            2005           2004           2003
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  32.78        $  22.19       $  16.81       $  19.26
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.06)/(a)/     (0.06)/(a)/    (0.07)/(a)/    (0.10)/(a)/
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     12.71           10.65           5.45          (2.35)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  12.65           10.59           5.38          (2.45)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                            (2.36)             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  43.07        $  32.78       $  22.19       $  16.81
--------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     38.94%          47.72%         32.00%        (12.72)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $568,579        $378,915       $230,148       $231,023
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.18%/(c)/      1.37%/(d)/     1.76%          1.69%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.15)%/(c)/    (0.22)%        (0.35)%        (0.57)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  72%             45%           123%           144%
--------------------------------------------------------------------------------------------------------------------------------

                                                                   ---------

                                                                   ---------
                                                                        2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $  19.73
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.07)/(a)/
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.40)
---------------------------------------------------------------------------------
    Total from investment operations                                  (0.47)
---------------------------------------------------------------------------------
Less distributions from net realized gains                               --
---------------------------------------------------------------------------------
Net asset value, end of period                                     $  19.26
---------------------------------------------------------------------------------
Total return/(b)/                                                     (2.38)%
---------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $358,439
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.53%
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.34)%
---------------------------------------------------------------------------------
Portfolio turnover rate                                                 144%
---------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $480,864,031.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.38% for the year ended March 31, 2005.

                                                                   INSTITUTIONAL CLASS
                                                                   -------------------
                                                                    JANUARY 31, 2006
                                                                       (DATE SALES
                                                                      COMMENCED) TO
                                                                        MARCH 31,
                                                                          2006
--------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $46.46
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                    0.02/(a)/
--------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)         (3.28)
--------------------------------------------------------------------------------------
    Total from investment operations                                      (3.26)
--------------------------------------------------------------------------------------
Net asset value, end of period                                           $43.20
--------------------------------------------------------------------------------------
Total return/(b)/                                                         (7.02)%
--------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                 $   67
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                    0.80%/(c)/
--------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                       0.23%/(c)/
--------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                                 72%
--------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $26,259. /(d)/Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM ENERGY FUND


NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds, including those formerly advised by IFG, and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related issues have been transferred or conditionally transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative and class action lawsuits. The MDL Court dismissed all derivative causes of action in the derivative lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under
Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the class action lawsuit but three: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. Based on the MDL Court's March 1, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative lawsuit. Defendants filed their Original Answer in the class action lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative lawsuit.

AIM ENERGY FUND

  On February 27, 2006, Judge Motz for the MDL Court issued a memorandum opinion on the AMVESCAP defendants' motion to dismiss the ERISA lawsuit. Judge Motz granted the motion in part and denied the motion in part, holding that:
(i) plaintiff has both constitutional and statutory standing to pursue her claims under ERISA (S) 502(a)(2); (ii) plaintiff lacks standing under ERISA (S) 502(a)(3) to obtain equitable relief; (iii) the motion is granted as to the claims alleged under ERISA (S) 404 for failure to prudently and loyally manage plan assets against certain AMVESCAP defendants; (iv) the motion is denied as to the claims alleged under ERISA (S) 404 for failure to prudently and loyally manage plan assets against AMVESCAP and certain other AMVESCAP defendants. The opinion also: (i) confirmed plaintiff's abandonment of her claims that defendants engaged in prohibited transactions and/or misrepresentation;
(ii) postponed consideration of the duty to monitor and co-fiduciary duty claims until after any possible amendments to the complaints; (iii) stated that plaintiff may seek leave to amend her complaint within 40 days of the date of filing of the memorandum opinion. On April 4, 2006, Judge Motz entered an order implementing these rulings in the ERISA (Calderon) lawsuit against the AMVESCAP defendants. Plaintiffs indicated that they intend to amend their complaint in light of this order. Defendants will have 30 days after such amendment to answer or otherwise respond.
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM ENERGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Sector Funds and Shareholders of AIM Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Energy Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 19, 2006
Houston, Texas

AIM ENERGY FUND


TAX DISCLOSURES

REQUIRED FEDERAL TAX INFORMATION OF ORDINARY DIVIDENDS PAID

Of ordinary dividends paid to shareholders during the Fund's tax year ended March 31, 2006, 9.89% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $64,283,259 for the Fund's tax year ended March 31, 2006.
  For its tax year ended March 31, 2006, the Fund designates 15.95%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in your Form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

For its tax year ended March 31, 2006, the Fund designates 0%, or the maximum amount allowable, of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.
  The Fund designates qualified short-term capital gain distributions exempt from U.S. tax for non-resident alien shareholders of $4,803,204 for the Fund's tax year ended March 31, 2006.
  The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006 are 16.51%, 16.08%, 17.39% and 18.11%, respectively.

AIM ENERGY FUND

TRUSTEES AND OFFICERS
As of March 31, 2006

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

 NAME, YEAR OF BIRTH AND
 POSITIONS(S) HELD WITH THE            TRUSTEE AND/     PRINCIPAL OCCUPATION(S)
 TRUST                                 OR OFFICER SINCE DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
----------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management
 Trustee, Vice Chair, President and                     Group Inc. (financial services holding
 Principal Executive Officer                            company); Director and Vice Chairman,
                                                        AMVESCAP PLC; Chairman of AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm);
                                                        and Trustee, Vice Chair, President and
                                                        Principal Executive Officer of the AIM
                                                        Family of Funds

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President,
                                                        A I M Advisors, Inc. (registered
                                                        investment advisor); Director and
                                                        Chairman, A I M Capital Management,
                                                        Inc. (registered investment advisor),
                                                        A I M Distributors, Inc. (registered
                                                        broker dealer), AIM Investment
                                                        Services, Inc., (registered transfer
                                                        agent), and Fund Management Company
                                                        (registered broker dealer); and Chief
                                                        Executive Officer, AMVESCAP
                                                        PLC -- Managed Products
----------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Trustee and Executive Vice President of
 Trustee and Executive Vice President                   the AIM Family of Funds

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; and Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products; and Chairman, A I M Advisors,
                                                        Inc.; Director, President and Chief
                                                        Executive Officer, A I M Management
                                                        Group Inc.; Director and President,
                                                        A I M Advisors, Inc.; Director, A I M
                                                        Capital Management, Inc. and A I M
                                                        Distributors,
                                                        Inc.; Director and Chairman, AIM Investment
                                                        Services, Inc., Fund Management Company
                                                        and INVESCO Distributors, Inc.
                                                        (registered broker dealer); Chief
                                                        Executive Officer, AMVESCAP PLC -- AIM
                                                        Division
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------
 Bruce L. Crockett -- 1944             2003             Chairman, Crockett Technology
 Trustee and Chair                                      Associates (technology consulting
                                                        company)
----------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired
 Trustee
                                                        Formerly: Partner, law firm of Baker &
                                                        McKenzie
----------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Founder, Green, Manning & Bunch, Ltd.
 Trustee                                                (investment banking firm); and
                                                        Director, Policy Studies, Inc. and Van
                                                        Gilder Insurance Corporation
----------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and
 Trustee                                                private business corporations,
                                                        including the Boss Group, Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company (3 portfolios));
                                                        Annuity and Life Re (Holdings), Ltd.
                                                        (insurance company; CompuDyne
                                                        Corporation (provider of products and
                                                        services to the public security market)
                                                        and Homeowners of American Holding
                                                        Corporation

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
----------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First
 Trustee                                                Century Group, Inc. (government affairs
                                                        company); and Owner, Dos Angelos Ranch,
                                                        L.P.

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
----------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin
 Trustee                                                Naftalis and Frankel LLP

----------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YWCA
 Trustee                                                of the USA
----------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper
 Trustee
----------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Raymond Stickel, Jr. -- 1944          2005             Retired
 Trustee
                                                        Formerly: Partner, Deloitte & Touche
----------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIP(S)
DURING PAST 5 YEARS                         HELD BY TRUSTEE
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Director and Chairman, A I M Management     None
Group Inc. (financial services holding
company); Director and Vice Chairman,
AMVESCAP PLC; Chairman of AMVESCAP
PLC -- AIM Division (parent of AIM and
a global investment management firm);
and Trustee, Vice Chair, President and
Principal Executive Officer of the AIM
Family of Funds

Formerly: President and Chief Executive
Officer, A I M Management Group Inc.;
Director, Chairman and President,
A I M Advisors, Inc. (registered
investment advisor); Director and
Chairman, A I M Capital Management,
Inc. (registered investment advisor),
A I M Distributors, Inc. (registered
broker dealer), AIM Investment
Services, Inc., (registered transfer
agent), and Fund Management Company
(registered broker dealer); and Chief
Executive Officer, AMVESCAP
PLC -- Managed Products
----------------------------------------------------------------------------
Trustee and Executive Vice President of     None
the AIM Family of Funds

Formerly: Director, Chairman, President
and Chief Executive Officer, INVESCO
Funds Group, Inc.; President and Chief
Executive Officer, INVESCO
Distributors, Inc.; and Chief Executive
Officer, AMVESCAP PLC -- Managed
Products; and Chairman, A I M Advisors,
Inc.; Director, President and Chief
Executive Officer, A I M Management
Group Inc.; Director and President,
A I M Advisors, Inc.; Director, A I M
Capital Management, Inc. and A I M
Distributors,
Inc.; Director and Chairman, AIM Investment
Services, Inc., Fund Management Company
and INVESCO Distributors, Inc.
(registered broker dealer); Chief
Executive Officer, AMVESCAP PLC -- AIM
Division
----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Chairman, Crockett Technology               ACE Limited (insurance
Associates (technology consulting           company); and Captaris, Inc.
company)                                    (unified messaging provider)
----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     Badgley Funds, Inc. (registered
                                            investment company
Formerly: Partner, law firm of Baker &      (2 portfolios))
McKenzie
----------------------------------------------------------------------------
Founder, Green, Manning & Bunch, Ltd.       None
(investment banking firm); and
Director, Policy Studies, Inc. and Van
Gilder Insurance Corporation
----------------------------------------------------------------------------
Director of a number of public and          None
private business corporations,
including the Boss Group, Ltd. (private
investment and management); Cortland
Trust, Inc. (Chairman) (registered
investment company (3 portfolios));
Annuity and Life Re (Holdings), Ltd.
(insurance company; CompuDyne
Corporation (provider of products and
services to the public security market)
and Homeowners of American Holding
Corporation

Formerly: Director, President and Chief
Executive Officer, Volvo Group North
America, Inc.; Senior Vice President,
AB Volvo; and director of various
affiliated Volvo companies
----------------------------------------------------------------------------
Chief Executive Officer, Twenty First       Administaff, and Discovery
Century Group, Inc. (government affairs     Global Education Fund
company); and Owner, Dos Angelos Ranch,     (non-profit)
L.P.

Formerly: Chief Executive Officer,
Texana Timber LP (sustainable forestry
company)
----------------------------------------------------------------------------
Partner, law firm of Kramer Levin           Cortland Trust, Inc. (registered
Naftalis and Frankel LLP                    investment company
                                            (3 portfolios))
----------------------------------------------------------------------------
Formerly: Chief Executive Officer, YWCA     None
of the USA
----------------------------------------------------------------------------
Partner, law firm of Pennock & Cooper       None

----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     Director, Mainstay VP Series
                                            Funds, Inc. (21 portfolios)
Formerly: Partner, Deloitte & Touche
----------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM ENERGY FUND

As of March 31, 2006

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

 NAME, YEAR OF BIRTH AND
 POSITION(S) HELD WITH THE           TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
 TRUST                               OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------
 Russell C. Burk -- 1958             2005             Senior Vice President and Senior         N/A
 Senior Vice President and                            Officer of the AIM Family of Funds
 Senior Officer
                                                      Formerly: Director of Compliance and
                                                      Assistant General Counsel, ICON
                                                      Advisers, Inc.; Financial Consultant,
                                                      Merrill Lynch; General Counsel and
                                                      Director of Compliance, ALPS Mutual
                                                      Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
 John M. Zerr -- 1962/3/             2006             Director, Senior Vice President,         N/A
 Senior Vice President, Chief Legal                   Secretary and General Counsel, A I M
 Officer and Secretary                                Management Group Inc. (financial
                                                      services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., AIM Investment
                                                      Services, Inc., and Fund Management
                                                      Company; and Senior Vice President, A I
                                                      M Distributors, Inc.; and Senior Vice
                                                      President, Chief Legal Officer and
                                                      Secretary of the AIM Family of Funds

                                                      Formerly: Chief Operating Officer,
                                                      Senior Vice President, General Counsel,
                                                      and Secretary, Liberty Ridge Capital,
                                                      Inc. (an investment adviser); Vice
                                                      President and Secretary, PBHG Funds (an
                                                      investment company); Vice President and
                                                      Secretary, PBHG Insurance Series Fund
                                                      (an investment company); General
                                                      Counsel and Secretary, Pilgrim Baxter
                                                      Value Investors (an investment
                                                      adviser); Chief Operating Officer,
                                                      General Counsel and Secretary, Old
                                                      Mutual Investment Partners (a
                                                      broker-dealer); General Counsel and
                                                      Secretary, Old Mutual Fund Services (an
                                                      administrator); General Counsel and
                                                      Secretary, Old Mutual Shareholder
                                                      Services (a shareholder servicing
                                                      center); Executive Vice President,
                                                      General Counsel and Secretary, Old
                                                      Mutual Capital, Inc. (an investment
                                                      adviser); and Vice President and
                                                      Secretary, Old Mutual Advisors Funds
                                                      (an investment company)
--------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley -- 1959            2004             Global Compliance Director, AMVESCAP     N/A
 Vice President                                       PLC; and Vice President of the AIM
                                                      Family of Funds

                                                      Formerly: Senior Vice President, A I M
                                                      Management Group Inc. (financial
                                                      services holding company); Senior Vice
                                                      President and Chief Compliance Officer,
                                                      A I M Advisors, Inc. and the AIM Family
                                                      of Funds; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.; Vice President, AIM
                                                      Investment Services, Inc. and Fund
                                                      Management Company; and Senior Vice
                                                      President and Compliance Director,
                                                      Delaware Investments Family of Funds
--------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956             2003             Senior Vice President and General        N/A
 Vice President                                       Counsel, AMVESCAP PLC; and Vice
                                                      President of the AIM Family of Funds

                                                      Formerly: Director, General Counsel,
                                                      and Vice President Fund Management
                                                      Company; Director, Senior Vice
                                                      President, Secretary and General
                                                      Counsel, A I M Management Group Inc.
                                                      (financial services holding company)
                                                      and A I M Advisors, Inc.; Director and
                                                      Vice President, INVESCO Distributors,
                                                      Inc.; Senior Vice President,
                                                      A I M Distributors, Inc.; Vice
                                                      President, A I M Capital Management,
                                                      Inc. and AIM Investment Services, Inc.;
                                                      Senior Vice President, Chief Legal
                                                      Officer and Secretary of the AIM Family
                                                      of Funds; and Senior Vice President,
                                                      Chief Legal Officer and General
                                                      Counsel, Liberty Financial Companies,
                                                      Inc. and Liberty Funds Group, LLC
--------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961           2004             Vice President and Fund Treasurer,       N/A
 Vice President, Treasurer and                        A I M Advisors, Inc.; and Vice
 Principal Financial Officer                          President, Treasurer and Principal
                                                      Financial Officer of the AIM Family of
                                                      Funds

                                                      Formerly: Vice President,
                                                      A I M Distributors, Inc.; and Senior
                                                      Vice President, AIM Investment
                                                      Services, Inc.
--------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson -- 1945         2005             Senior Vice President and Chief          N/A
 Vice President                                       Investment Officer, A I M Advisors
                                                      Inc.; Director, Chairman, Chief
                                                      Executive Officer, President and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc; Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      and Vice President of the AIM Family of
                                                      Funds

                                                      Formerly: Senior Vice President, AIM
                                                      Private Asset Management, Inc.; and
                                                      Chief Equity Officer and Senior
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
--------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960           2003             Director of Cash Management, Managing    N/A
 Vice President                                       Director and Chief Cash Management
                                                      Officer, A I M Capital Management,
                                                      Inc.; Director and President, Fund
                                                      Management Company; and Vice President,
                                                      A I M Advisors, Inc. and the AIM Family
                                                      of Fund
--------------------------------------------------------------------------------------------------------------------
 Todd L. Spillane/4 /-- 1958         2006             Senior Vice President, A I M Management  N/A
 Chief Compliance Officer                             Group Inc.; Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Chief Compliance
                                                      Officer of the AIM Family of Funds;
                                                      Vice President and Chief Compliance
                                                      Officer, A I M Capital Management,
                                                      Inc.; and Vice President, A I M
                                                      Distributors, Inc., AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company

                                                      Formerly: Global Head of Product
                                                      Development, AIG-Global Investment
                                                      Group, Inc.; Chief Compliance Officer
                                                      and Deputy General Counsel,
                                                      AIG-SunAmerica Asset Management; and
                                                      Chief Compliance Officer, Chief
                                                      Operating Officer and Deputy General
                                                      Counsel, American General Investment
                                                      Management
--------------------------------------------------------------------------------------------------------------------

/3/ Mr. Zerr was elected Senior Vice President, Chief Legal Officer and
    Secretary effective March 29, 2006.
/4/ Mr. Spillane was elected Chief Compliance Officer effective March 29, 2006.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND             INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.             A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                      11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173         Suite 100                   Suite 100                     Suite 2900
                               Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND            COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr                  INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street, 51st Floor Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599    1177 Avenue of the Americas                               Boston, MA 02110-2801
                               New York, NY 10036-2714

         DOMESTIC EQUITY                              SECTOR EQUITY                      AIM ALLOCATION SOLUTIONS

AIM Basic Balanced Fund*                   AIM Advantage Health Sciences Fund     AIM Conservative Allocation Fund
AIM Basic Value Fund                       AIM Energy Fund                        AIM Growth Allocation Fund/2/
AIM Capital Development Fund               AIM Financial Services Fund            AIM Moderate Allocation Fund
AIM Charter Fund                           AIM Global Health Care Fund            AIM Moderate Growth Allocation Fund
AIM Constellation Fund                     AIM Global Real Estate Fund            AIM Moderately Conservative
AIM Diversified Dividend Fund              AIM Gold & Precious Metals Fund        Allocation Fund
AIM Dynamics Fund                          AIM Leisure Fund
AIM Large Cap Basic Value Fund             AIM Multi-Sector Fund                           DIVERSIFIED PORTFOLIOS
AIM Large Cap Growth Fund                  AIM Real Estate Fund/1/
AIM Mid Cap Basic Value Fund               AIM Technology Fund                    AIM Income Allocation Fund
AIM Mid Cap Core Equity Fund/1/            AIM Utilities Fund                     AIM International Allocation Fund
AIM Opportunities I Fund
AIM Opportunities II Fund                             FIXED INCOME
AIM Opportunities III Fund                 TAXABLE
AIM S&P 500 Index Fund
AIM Select Equity Fund                     AIM Enhanced Short Bond Fund
AIM Small Cap Equity Fund                  AIM Floating Rate Fund
AIM Small Cap Growth Fund                  AIM High Yield Fund
AIM Structured Core Fund                   AIM Income Fund
AIM Structured Growth Fund                 AIM Intermediate Government Fund
AIM Structured Value Fund                  AIM International Bond Fund
AIM Summit Fund                            AIM Limited Maturity Treasury Fund
AIM Trimark Endeavor Fund                  AIM Money Market Fund
AIM Trimark Small Companies Fund           AIM Short Term Bond Fund
                                           AIM Total Return Bond Fund
* Domestic equity and income fund          Premier Portfolio
                                           Premier U.S. Government Money
                                            Portfolio
         INTERNATIONAL/GLOBAL EQUITY
                                           TAX-FREE
AIM Asia Pacific Growth Fund
AIM China Fund                             AIM High Income Municipal Fund/1/
AIM Developing Markets Fund                AIM Municipal Bond Fund
AIM European Growth Fund                   AIM Tax-Exempt Cash Fund
AIM European Small Company Fund/1/         AIM Tax-Free Intermediate Fund
AIM Global Aggressive Growth Fund          Premier Tax-Exempt Portfolio
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Value Fund
AIM Japan Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund/1/
AIM Trimark Fund

/1/ This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

/2/ Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     Shareholders approved the reorganization of the following funds to be effective on or about April 10, 2006: AIM Mid Cap Growth Fund into AIM Dynamics Fund, AIM Small Company Growth Fund into AIM Small Cap Growth Fund and AIM Premier Equity Fund into AIM Charter Fund.

     If used after July 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

     A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $411 billion in assets under management. Data as of March 31, 2006.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMinvestments.com                 I-ENE-AR-1           A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

Mutual   Retirement   Annuities   College   Separately   Offshore   Cash
Funds    Products                 Savings   Managed      Products   Management
                                  Plans     Accounts

                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                     AIM FINANCIAL SERVICES FUND

                                  Annual Report to Shareholders . March 31, 2006


                                  [COVER IMAGE]


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM FINANCIAL SERVICES FUND SEEKS TO PROVIDE CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of March 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

.. Effective October 21, 2005, Class K shares were converted to Class A shares.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. Investing in smaller companies involves greater risk than investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

.. By concentrating on a small number of holdings, the Fund carries greater risk because each investment has a greater effect on the Fund's overall performance.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The S&P 500 FINANCIALS INDEX is a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs.

.. The unmanaged LIPPER FINANCIAL SERVICES FUND INDEX represents an average of the 10 largest financial-services funds tracked by Lipper Inc., an independent mutual fund performance monitor.

.. The unmanaged LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX (the Lehman Aggregate), which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

.. The unmanaged MSCI WORLD INDEX is a group of global securities tracked by Morgan Stanley Capital International.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarterends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on

Continued on page 7

--------------------------------------------------------------------------------
FUND NASDAQ SYMBOLS
Class A Shares          IFSAX
Class B Shares          IFSBX
Class C Shares          IFSCX
Investor Class Shares   FSFSX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM FINANCIAL SERVICES FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    Although many concerns, including rising fuel costs, weighed on investors' minds during the fiscal year covered by this report, stocks posted gains for the period. The S&P 500
[GRAHAM PHOTO]      Index, frequently cited as a benchmark for U.S. stock market performance, returned 11.72%. Results for international stocks were more impressive, with the MSCI World Index gaining 18.02%. Bonds posted more modest gains, as the Lehman Brothers U.S. Aggregate Bond Index returned 2.26%.

                      Domestically, small- and mid-cap stocks generally
                    outperformed their large-cap counterparts. Within the S&P 500 Index, energy, financials and telecommunication services were the best-performing sectors. Internationally, emerging markets produced more attractive results than developed markets.

ROBERT H. GRAHAM      Bond performance also varied, with high yield bonds and
                    emerging market debt among the better-performing segments of the fixed-income market. Municipal bonds also posted above-average returns for the fiscal year.

                      Among the developments that affected markets and the
                    economy during the fiscal year were:

                    . Hurricane Katrina, which devastated several Gulf Coast
                      states in August, dealt a short-term setback to consumer confidence. However, consumer confidence rebounded toward the end of the period, with analysts crediting the resiliency of the economy and job growth for this trend.

[TAYLOR PHOTO]      . The Federal Reserve (the Fed) continued its tightening
                      policy, raising the key federal funds target rate to 4.75% by the end of the reporting period. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

PHILIP TAYLOR         For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the reporting period, please see the management discussion of Fund performance in this report.

                    PHILIP TAYLOR HEADS NORTH AMERICAN RETAIL DISTRIBUTION

                    Effective April 17, 2006, Philip Taylor assumed the leadership of North American Retail Distribution for AMVESCAP PLC, the parent company of AIM Investments --REGISTERED TRADEMARK--and AIM Trimark Investments in Canada. As president and vice chair of AIM Funds, I would personally like to congratulate Phil on his new role with our organization. Phil has been chief executive officer of AIM Trimark, one of Canada's largest and most successful investment management firms, since January 2002. He will be relocating to AIM's offices in Houston, Texas. All of us at AIM are looking forward to working with Phil.

                      Mark Williamson, former chief executive officer and
                    president of AIM Investments, will continue to serve AIM and AMVESCAP in various capacities for the remainder of 2006. We want to take this opportunity to thank Mark for his many contributions to fund shareholders and our company. He joined AIM during a very challenging period. Mark has been instrumental in enhancing our investment process, improving our company's departmental structure and deepening relationships with our clients.

                    YOUR FUND

                    Further information about the markets, your Fund and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                      We at AIM remain committed to building solutions to help
                    you meet your investment goals. Phil and I thank you for your continued participation in AIM Investments. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                    /s/ PHILIP TAYLOR

                    Robert H. Graham                        Philip Taylor
                    President & Vice Chair - AIM Funds      CEO, AIM Investments
                    Chair, AIM Investments

                    May 17, 2006

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM FINANCIAL SERVICES FUND

                    DEAR FELLOW AIM FUND SHAREHOLDERS:

                    Having completed a year of transition and change at AIM
                    Funds--as well as my first full year as your board's
                    independent chair--I can assure you that shareholder
                    interests are at the forefront of every decision your board
[CROCKETT PHOTO]    makes. While regulators and fund companies debate the value of an independent board chair, this structure is working for you. Our new structure has enabled the board to work more effectively with management to achieve benefits for the shareholders, as shown in the highlights of 2005 listed below:

                    . During 2005, management proposed, and your board
                      approved, voluntary advisory fee reductions, which are saving shareholders more than $20 million annually, based on asset levels of March 31, 2005.

BRUCE L. CROCKETT   . Also during 2005, management proposed to your board the
                      merger of 14 funds into other AIM funds with similar objectives. In each case, the goal was for the resulting merged fund to benefit from strengthened management and greater efficiency. Your board carefully analyzed and discussed with management the rationale and proposed terms of each merger to ensure that the mergers were beneficial to the shareholders of all affected funds before approving them. Eight of these mergers were subsequently approved by shareholders of the target funds during 2005. The remaining six fund mergers were approved by shareholders in early 2006.

                    . Your board, through its Investments Committee and
                      Subcommittees, continued to closely monitor the portfolio performance of the funds. During the year, your board reviewed portfolio management changes made by the advisor at 11 funds with the objective of organizing management teams around common processes and shared investment views. Management believes these changes will lead to improved investment performance.

                      In 2006, your board will continue to focus on fund
                    expenses and investment performance. Although many funds have good performance, we are working with management to seek improvements for those funds currently performing below expectations. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                      The AIM Funds board is pleased to welcome our newest
                    independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward
                    K. Dunn, Jr., who retired in 2006.

                      Your board welcomes your views. Please mail them to me at
                    AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.


                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board

                    May 17, 2006

AIM FINANCIAL SERVICES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

For the year ended March 31, 2006, AIM Financial Services Fund produced a positive return, outperformed its broad market index and underperformed its style-specific index. The Fund outperformed the broad market largely because the financial services sector was one of the stronger performing sectors of the S&P 500 Index. The Fund slightly underperformed its style-specific index due primarily to not owning any REITs, underweight exposure to regional banks and our position in two government-sponsored mortgage companies, Fannie Mae and Freddie Mac, which were meaningful detractors from Fund performance during the period. Fund holdings in insurance and capital market stocks were the largest contributors to performance.
--------------------------------------------------------------------------------

FUND VS. INDEXES

TOTAL RETURNS, 3/31/05-3/31/06, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                         16.36%

Class B Shares                         15.51

Class C Shares                         15.51

Investor Class Shares                  16.36

S&P 500 Index
(Broad Market Index)                   11.72

S&P 500 Financials Index
(Style-specific Index)                 17.42

Lipper Financial Services Fund Index
(Peer Group Index)                     17.56

SOURCE: LIPPER INC.

--------------------------------------------------------------------------------

For long-term performance, please see pages 6 and 7.
--------------------------------------------------------------------------------

HOW WE INVEST

Our goal is to create wealth for shareholders. We maintain a long-term investment horizon and invest in the two primary opportunities we believe have historically resulted in superior investment returns within the financial sector:

.. Financial companies trading at a significant discount to our determination of intrinsic value because of excessive short-term investor pessimism. Intrinsic value is a measure based primarily on the estimated future cash flows generated by the businesses.

.. Reasonably valued financial companies that demonstrate superior capital discipline by returning excess capital to shareholders in the form of dividends and share repurchases.

  We maintain a proprietary database of intrinsic value estimates and screen financial companies for those of acceptable quality. Purchase candidates are subject to exhaustive fundamental analysis. We focus on the drivers of intrinsic value such as normalized earnings power, marginal returns on economic equity that adjusts for distortions present in accounting numbers, and sustainable growth. Additionally, we strive to understand a company's ability and willingness to grow capital returned to shareholders in the future. Finally, we focus on "quality" including competitive position, management and financial strength.

  The result is normally a 35- to 50-stock portfolio with investments we believe are attractive from both a valuation and capital discipline perspective representing top holdings. In constructing a portfolio, we attempt to mitigate risk in multiple ways, including by diversifying holdings across industries and businesses that generally react in different ways to changes in interest rates and economic cycles.

  We believe a diversified portfolio of undervalued and capital-disciplined quality financial companies that profitably grow cash flows over time provides the best opportunity for superior long-term investment results.

MARKET CONDITIONS AND YOUR FUND

Despite widespread concern about the potential impact of rising short-term interest rates, historically high energy prices, ongoing concern

                                                                (continued)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                                          TOP 10 EQUITY HOLDINGS*
By industry                                                    1.  Citigroup Inc.                                           7.9%
Other Diversified Financial Services                   15.7%   2.  JPMorgan Chase & Co.                                     7.8
Diversified Banks                                      14.2    3.  Fannie Mae                                               6.0
Thrifts & Mortgage Finance                             13.3    4.  Hartford Financial Services Group, Inc. (The)            5.3
Investment Banking & Brokerage                          9.7    5.  Bank of America Corp.                                    5.3
Asset Management & Custody Banks                        9.1    6.  Bank of New York Co., Inc. (The)                         5.2
Property & Casualty Insurance                           8.2    7.  Merrill Lynch & Co., Inc.                                5.0
Regional Banks                                          7.8    8.  ACE Ltd.                                                 4.1
Multi-Line Insurance                                    7.5    9.  Morgan Stanley                                           3.6
Insurance Brokers                                       5.3    10. Freddie Mac                                              3.4
Consumer Finance                                        3.0
Three Other Industries, Each                                   TOTAL NET ASSETS                                  $706.2 MILLION
Less than 3% of Total Net Assets                        4.1    TOTAL NUMBER OF HOLDINGS*                                     34
Money Market Fund Plus Other Assets Less Liabilities    2.1

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM FINANCIAL SERVICES FUND

about a housing bubble, and the long-term economic effects of two devastating Gulf Coast hurricanes, the U.S. economy showed signs of strength for the fiscal year. During the reporting period, the Federal Reserve (the Fed) continued its tightening policy, raising the key federal funds rate to 4.75%, and ushered in Ben Bernanke as the new Fed Chairman. Early in the reporting period, financial investors were concerned about the impact that rising interest rates and a flattening yield curve could have on financial company profits and worried about overheating home prices. After a sharp decline early in 2005, financial stocks recovered as the Fed appeared to be almost finished pushing short-term interest rates higher.

     Fund performance benefited during the period from investments in insurance and capital-markets-sensitive stocks. The portfolio had an overweight exposure to property-casualty and life insurance stocks during the entire period. While property-casualty insurance benefited from a more optimistic outlook for higher insurance prices in the wake of Hurricane Katrina, the specific insurance investments in the portfolio reflected our investment process and consisted of companies we believe are able to return growing excess capital to shareholders as well as stocks that we considered to be significantly undervalued.

     PRUDENTIAL FINANCIAL, a life insurance giant, added to Fund performance as the company's capital discipline became evident to investors with the considerable improvement in return on equity. ACE LIMITED, a Bermuda domiciled writer of property and casualty insurance risks, was another strong contributor to performance as investors re-valued the shares upward amid evidence of strong risk management and the ability to take advantage of firmer insurance prices.

     Investment bank and retail brokerage firm MERRILL LYNCH was among holdings of capital-markets-sensitive companies that added to performance during the period. JPMORGAN CHASE & CO., one of the top three bank holding companies in the U.S. with sizable capital markets businesses, was also a notable contributor to performance. The company has been focused on improving financial performance since merging with Bank One in mid-2004.

     Fund performance was negatively affected by declines in two large holdings, FANNIE MAE and FREDDIE MAC, both of which are government-sponsored mortgage companies that operate attractive businesses vital to the U.S. housing market. Both stocks fell amid uncertainty over the potential for far-reaching regulatory changes. We have considered the potential outcomes of regulatory reform, especially on the important issue of capital requirements. We believe Fannie Mae and Freddie Mac are undervalued even with onerous capital requirements and that they have considerable upside potential. We also continue to believe that the companies' underlying business economics are understandable despite controversy surrounding application of accounting standards. We continued to hold both stocks at the close of the period.

     Over the course of the year, we took profits in insurance stocks as higher stock prices resulted in less compelling valuations. We reduced our position in PRUDENTIAL and sold CHUBB and SAFECO. We established a new position in SUN TRUST BANKS, a banking company with a strong presence from Maryland through Florida down the Atlantic coast. We also added HUDSON CITY BANCORP, a New Jersey-based savings bank, to the portfolio as part of a secondary offering by the company. We believe Hudson City has an attractive market presence and substantial excess capital.

     The impact of changes on the overall portfolio was to increase exposure to regional banks and to decrease exposure to property-casualty insurance. Relative to the S&P 500 Financials Index, the Fund continued to be overweight property-casualty insurance and mortgage companies, while the underweight exposure to regional banks was reduced modestly. Overall the portfolio contained a broad representation of financial companies with a greater emphasis on the very large diversified companies in the sector, which we believe represent among the most compelling investment opportunities.

IN CLOSING
     Given the sharp rise in financial stocks in the fourth quarter of last year, we believe investors anticipated an end to Fed tightening. As a result, our attention turned to what might cause the Fed to tighten longer than expected. We also began to keep an eye on credit risk as the economic cycle ages. At the fiscal year-end, the financial services sector appeared reasonably valued with pockets of opportunity. Many companies continue to exhibit financial discipline and returned large amounts of capital to shareholders through both ongoing dividends and substantial share repurchases. As always, we remain focused on uncovering the most attractive investment opportunities in the sector.

     Thank you for your continued investment in AIM Financial Services Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[SIMON PHOTO]

MICHAEL J. SIMON, Chartered Financial Analyst, senior portfolio manager, is the lead portfolio manager of AIM Financial Services Fund. He started his investment career in 1989 and joined AIM in 2001. Mr. Simon received his B.B.A. in finance from Texas Christian University and his M.B.A from the University of Chicago. He has served as Occasional Faculty in the Finance and Decision Sciences Department of Texas Christian University's M.J. Neeley School of Business.

[WALSH PHOTO]

MEGGAN M. WALSH, Chartered Financial Analyst, senior portfolio manager, is a portfolio manager of AIM Financial Services Fund. She has worked in the investment industry since 1987. She joined AIM in 1991 as a trader of short-term taxable fixed income securities. In 1998, Ms. Walsh assumed portfolio management duties in AIM's equities department. Ms. Walsh received her bachelor's degree in finance from the University of Maryland and her M.B.A from Loyola College.

Assisted by the Basic Value Team and the Diversified Dividend Team

--------------------------------------------------------------------------------
                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6
AND 7.

AIM FINANCIAL SERVICES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2005, through March 31, 2006.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2006, appear in the table "Cumulative Total Returns" on page 7.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                         ACTUAL                         HYPOTHETICAL
                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

           BEGINNING ACCOUNT ENDING ACCOUNT     EXPENSES       ENDING ACCOUNT       EXPENSES       ANNUALIZED
SHARE           VALUE            VALUE         PAID DURING          VALUE          PAID DURING       EXPENSE
CLASS          (10/1/05)      (3/31/06)/1/      PERIOD/2/         (3/31/06)         PERIOD/2/         RATIO
A             $ 1,000.00      $ 1,126.70        $  6.89          $ 1,018.45          $ 6.54           1.30%
B               1,000.00        1,122.70          10.85            1,014.71           10.30           2.05
C               1,000.00        1,122.90          10.85            1,014.71           10.30           2.05
Investor        1,000.00        1,126.80           6.89            1,018.45            6.54           1.30

/1/ The actual ending account value is based on the actual total return of the Fund for the period October 1, 2005, through March 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2006, appear in the table "Cumulative Total Returns" on page 7.

/2/ Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.
--------------------------------------------------------------------------------

                                     [ARROW
                                     BUTTON           For More Information Visit
                                     IMAGE]                   AIMINVESTMENTS.COM

AIM FINANCIAL SERVICES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

     RESULTS OF A $10,000 INVESTMENT
     FUND AND INDEX DATA FROM 3/31/96

--------------------------------------------------------------------------------
                                [MOUNTAIN CHART]

Date      AIM Financial Services Fund  S&P 500           S&P 500       Lipper Financial Services
           - Investor Class Shares      Index        Financials Index         Fund Index
03/31/96        $  10000               $ 10000          $ 10000               $  10000
   04/96            9851                 10147             9824                   9928
   05/96            9914                 10408            10037                  10084
   06/96            9832                 10447            10148                  10121
   07/96            9615                  9986             9942                  10010
   08/96            9991                 10196            10278                  10433
   09/96           10584                 10769            10980                  10962
   10/96           11289                 11067            11801                  11566
   11/96           12146                 11902            12933                  12461
   12/96           11933                 11666            12466                  12287
   01/97           12674                 12394            13497                  12955
   02/97           13200                 12492            14027                  13506
   03/97           12174                 11980            13030                  12623
   04/97           12958                 12694            13968                  13346
   05/97           13619                 13470            14620                  14056
   06/97           14462                 14069            15432                  14857
   07/97           15826                 15188            17274                  16288
   08/97           14881                 14337            15985                  15609
   09/97           16090                 15121            17277                  16865
   10/97           15782                 14616            16918                  16585
   11/97           16340                 15293            17586                  17143
   12/97           17277                 15556            18467                  18157
   01/98           16823                 15727            17941                  17531
   02/98           18194                 16861            19629                  18949
   03/98           19184                 17724            20748                  19940
   04/98           19619                 17905            21090                  20317
   05/98           19311                 17597            20582                  19828
   06/98           19993                 18312            21444                  20286
   07/98           19981                 18118            21446                  20111
   08/98           16005                 15500            16501                  15632
   09/98           16355                 16493            16832                  16139
   10/98           17639                 17832            18874                  17507
   11/98           18749                 18913            20161                  18542
   12/98           19602                 20002            20575                  19230
   01/99           19574                 20838            21011                  19182
   02/99           19392                 20190            21290                  18982
   03/99           20313                 20998            22106                  19474
   04/99           21685                 21811            23605                  20822
   05/99           19945                 21296            22292                  19970
   06/99           20576                 22474            23215                  20359
   07/99           19193                 21775            21771                  19321
   08/99           17850                 21666            20772                  18268
   09/99           17453                 21072            19692                  17548
   10/99           20026                 22406            22978                  19724
   11/99           19405                 22861            21850                  18888
   12/99           19747                 24205            21417                  18388
   01/00           19227                 22990            20738                  17547
   02/00           17203                 22555            18492                  15847
   03/00           20146                 24761            21923                  18424
   04/00           19493                 24016            21232                  17747
   05/00           20376                 23524            22657                  18791
   06/00           19804                 24102            21284                  18103
   07/00           21578                 23726            23485                  19510
   08/00           23279                 25200            25739                  21293
   09/00           24310                 23869            26352                  21979
   10/00           24400                 23769            26236                  22102
   11/00           22702                 21896            24691                  21178
   12/00           25017                 22003            26920                  23300
   01/01           24319                 22784            26845                  23051
   02/01           23072                 20709            25081                  21983
   03/01           22412                 19398            24326                  21238
   04/01           23017                 20903            25231                  21916
   05/01           24096                 21043            26248                  22792
   06/01           23949                 20532            26237                  22788
   07/01           23468                 20331            25812                  22519
   08/01           22149                 19060            24240                  21418
   09/01           20924                 17522            22810                  20306
   10/01           20435                 17857            22386                  19740
   11/01           22035                 19226            23984                  21098
   12/01           22475                 19395            24510                  21722
   01/02           22219                 19112            24125                  21677
   02/02           21939                 18743            23775                  21601
   03/02           23269                 19448            25356                  22743
   04/02           22543                 18269            24679                  22536
   05/02           22543                 18136            24637                  22590
   06/02           21528                 16845            23467                  21531
   07/02           19862                 15533            21606                  19987
   08/02           20168                 15634            22049                  20507
   09/02           18139                 13936            19471                  18306
   10/02           19409                 15161            21233                  19275
   11/02           19904                 16052            22106                  19988
   12/02           18976                 15110            20921                  19115
   01/03           18663                 14716            20572                  18763
   02/03           18053                 14495            19928                  18271
   03/03           18058                 14635            19850                  18163
   04/03           19925                 15840            22282                  19907
   05/03           20987                 16673            23458                  21181
   06/03           21071                 16886            23517                  21344
   07/03           22159                 17184            24596                  22215
   08/03           21893                 17519            24348                  22331
   09/03           21958                 17333            24511                  22440
   10/03           23476                 18312            26200                  24094
   11/03           23354                 18474            26129                  24323
   12/03           24577                 19442            27412                  25225
   01/04           25460                 19799            28287                  26015
   02/04           26142                 20074            29036                  26741
   03/04           25776                 19771            28749                  26468
   04/04           24518                 19461            27421                  25057
   05/04           24800                 19728            27925                  25531
   06/04           24959                 20110            28062                  25740
   07/04           24252                 19445            27487                  25166
   08/04           24936                 19522            28410                  25815
   09/04           24869                 19733            28166                  26094
   10/04           24752                 20035            28309                  26483
   11/04           25534                 20845            29147                  27611
   12/04           26676                 21553            30395                  28746
   01/05           25910                 21027            29738                  28010
   02/05           25856                 21469            29581                  27982
   03/05           24889                 21089            28457                  27145
   04/05           24762                 20688            28488                  26716
   05/05           25492                 21346            29269                  27561
   06/05           25839                 21376            29687                  28241
   07/05           26286                 22171            30156                  29097
   08/05           25629                 21969            29628                  28527
   09/05           25703                 22147            29901                  28621
   10/05           26762                 21778            30846                  28987
   11/05           28012                 22601            32293                  30329
   12/05           28087                 22610            32364                  30457
   01/06           28638                 23209            32655                  31191
   02/06           29036                 23272            33315                  31556
   03/06           28950                 23571            33428                  31915
--------------------------------------------------------------------------------

SOURCE: LIPPER, INC.

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, as is the space between $20,000 and $40,000.

AIM FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/06, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)        4.12%
  1 Year                   9.96

CLASS B SHARES
Inception (3/28/02)        4.58%
  1 Year                  10.51

CLASS C SHARES
Inception (2/14/00)        7.67%
  5 Years                  4.33
  1 Year                  14.51

INVESTOR CLASS SHARES
Inception (6/2/86)        13.98%
  10 Years                11.22
  5 Years                  5.26
  1 Year                  16.36
================================================================================

CUMULATIVE TOTAL RETURNS

6 months ended 3/31/06, excluding applicable sales charges

Class A Shares              12.67%
Class B Shares              12.27
Class C Shares              12.29
Investor Class Shares       12.68
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE.

     INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES FOR THE FUND'S CLASS A AND B SHARES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.

Continued from inside front cover

AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM FINANCIAL SERVICES FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Sector Funds (the "Board") oversees the management of AIM Financial Services Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

   The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

   One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

   The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Financial Services Fund Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the initial advisory fee rate for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund; and (ii) was higher than the sub-advisory fee rates for an unaffiliated mutual fund for which an AIM affiliate serves as sub-advisor, although the total management fees paid by such unaffiliated mutual fund were higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in

                                                                     (continued)

AIM FINANCIAL SERVICES FUND

effect through March 31, 2006 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. The Board also considered the Senior Officer's recommendation that the Board consider an additional advisory fee waiver for the Fund due to the Fund's under-performance. The Board concluded that such a fee waiver was not appropriate for the Fund at this time and that, rather than requesting such a fee waiver from AIM, the Board should closely monitor the Fund's performance under the new portfolio management team.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS
March 31, 2006

                                                    SHARES       VALUE
     ---------------------------------------------------------------------
     COMMON STOCKS-97.86%

     ASSET MANAGEMENT & CUSTODY
      BANKS-9.06%
     Bank of New York Co., Inc. (The)              1,018,400 $  36,703,136
     ---------------------------------------------------------------------
     Federated Investors, Inc.-Class B               454,050    17,730,652
     ---------------------------------------------------------------------
     State Street Corp.                              158,500     9,578,155
     ---------------------------------------------------------------------
                                                                64,011,943
     ---------------------------------------------------------------------

     CONSUMER FINANCE-3.06%
     Capital One Financial Corp.                     268,100    21,587,412
     ---------------------------------------------------------------------

     DIVERSIFIED BANKS-14.16%
     Anglo Irish Bank Corp. PLC (Ireland)            468,600     7,722,116
     ---------------------------------------------------------------------
     Bank of America Corp.                           828,212    37,716,775
     ---------------------------------------------------------------------
     U.S. Bancorp                                    506,700    15,454,350
     ---------------------------------------------------------------------
     Wachovia Corp.                                  371,200    20,805,760
     ---------------------------------------------------------------------
     Wells Fargo & Co.                               286,900    18,324,303
     ---------------------------------------------------------------------
                                                               100,023,304
     ---------------------------------------------------------------------

     DIVERSIFIED CAPITAL MARKETS-1.85%
     UBS A.G. (Switzerland)                          119,000    13,086,430
     ---------------------------------------------------------------------

     INSURANCE BROKERS-5.29%
     Aon Corp.                                       388,400    16,122,484
     ---------------------------------------------------------------------
     Marsh & McLennan Cos., Inc.                     722,000    21,197,920
     ---------------------------------------------------------------------
                                                                37,320,404
     ---------------------------------------------------------------------

     INVESTMENT BANKING & BROKERAGE-9.70%
     Lehman Brothers Holdings Inc.                    52,700     7,616,731
     ---------------------------------------------------------------------
     Merrill Lynch & Co., Inc.                       450,400    35,473,504
     ---------------------------------------------------------------------
     Morgan Stanley                                  404,900    25,435,818
     ---------------------------------------------------------------------
                                                                68,526,053
     ---------------------------------------------------------------------

     LIFE & HEALTH INSURANCE-1.17%
     Prudential Financial, Inc.                      109,000     8,263,290
     ---------------------------------------------------------------------

     MULTI-LINE INSURANCE-7.52%
     American International Group, Inc.              112,352     7,425,344
     ---------------------------------------------------------------------
     Genworth Financial Inc.-Class A                 237,000     7,922,910
     ---------------------------------------------------------------------
     Hartford Financial Services Group, Inc. (The)   468,400    37,729,620
     ---------------------------------------------------------------------
                                                                53,077,874
     ---------------------------------------------------------------------

     OTHER DIVERSIFIED FINANCIAL
      SERVICES-15.67%
     Citigroup Inc.                                1,179,801    55,733,799
     ---------------------------------------------------------------------
     JPMorgan Chase & Co.                          1,319,672    54,951,142
     ---------------------------------------------------------------------
                                                               110,684,941
     ---------------------------------------------------------------------

                                                SHARES       VALUE
        ---------------------------------------------------------------

        PROPERTY & CASUALTY INSURANCE-8.19%
        ACE Ltd.                                 561,000 $  29,177,610
        ---------------------------------------------------------------
        MBIA Inc.                                252,000    15,152,760
        ---------------------------------------------------------------
        St. Paul Travelers Cos., Inc. (The)      323,467    13,517,686
        ---------------------------------------------------------------
                                                            57,848,056
        ---------------------------------------------------------------

        REGIONAL BANKS-7.84%
        Cullen/Frost Bankers, Inc.                63,200     3,397,000
        ---------------------------------------------------------------
        Fifth Third Bancorp                      608,050    23,932,848
        ---------------------------------------------------------------
        North Fork Bancorp., Inc.                438,500    12,641,955
        ---------------------------------------------------------------
        SunTrust Banks, Inc.                     120,500     8,767,580
        ---------------------------------------------------------------
        Zions Bancorp.                            80,200     6,634,946
        ---------------------------------------------------------------
                                                            55,374,329
        ---------------------------------------------------------------

        SPECIALIZED CONSUMER SERVICES-1.06%
        H&R Block, Inc.                          344,000     7,447,600
        ---------------------------------------------------------------

        THRIFTS & MORTGAGE FINANCE-13.29%
        Fannie Mae                               825,700    42,440,980
        ---------------------------------------------------------------
        Freddie Mac                              392,800    23,960,800
        ---------------------------------------------------------------
        Hudson City Bancorp, Inc.                596,700     7,930,143
        ---------------------------------------------------------------
        PMI Group, Inc. (The)                    425,600    19,543,552
        ---------------------------------------------------------------
                                                            93,875,475
        ---------------------------------------------------------------
            Total Common Stocks
             (Cost $503,142,719)                           691,127,111
        ---------------------------------------------------------------
        MONEY MARKET FUND-2.21%
        Premier Portfolio-Institutional Class
         (Cost $15,636,790)/(a)/              15,636,790    15,636,790
        ---------------------------------------------------------------
        TOTAL INVESTMENTS-100.07%
         (Cost $518,779,509)                               706,763,901
        ---------------------------------------------------------------
        OTHER ASSETS LESS LIABILITIES-(0.07)%                 (527,356)
        ---------------------------------------------------------------
        NET ASSETS-100.00%                               $ 706,236,545
        ---------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

 ASSETS:
 Investments, at value (cost $503,142,719)                         $691,127,111
 ------------------------------------------------------------------------------
 Investments in affiliated money market funds (cost $15,636,790)     15,636,790
 ------------------------------------------------------------------------------
     Total investments (cost $518,779,509)                          706,763,901
 ------------------------------------------------------------------------------
 Receivables for:
   Fund shares sold                                                     250,739
 ------------------------------------------------------------------------------
   Dividends                                                            930,878
 ------------------------------------------------------------------------------
 Investment for trustee deferred compensation and retirement plans      153,995
 ------------------------------------------------------------------------------
 Other assets                                                            24,849
 ------------------------------------------------------------------------------
     Total assets                                                   708,124,362
 ------------------------------------------------------------------------------

 LIABILITIES:
 Payables for:
   Fund shares reacquired                                             1,100,775
 ------------------------------------------------------------------------------
   Trustee deferred compensation and retirement plans                   202,179
 ------------------------------------------------------------------------------
 Accrued distribution fees                                              189,052
 ------------------------------------------------------------------------------
 Accrued trustees' and officer's fees and benefits                        5,474
 ------------------------------------------------------------------------------
 Accrued transfer agent fees                                            295,380
 ------------------------------------------------------------------------------
 Accrued operating expenses                                              94,957
 ------------------------------------------------------------------------------
     Total liabilities                                                1,887,817
 ------------------------------------------------------------------------------
 Net assets applicable to shares outstanding                       $706,236,545
 ------------------------------------------------------------------------------

 NET ASSETS CONSIST OF:
 Shares of beneficial interest                                     $481,513,689
 ------------------------------------------------------------------------------
 Undistributed net investment income                                  1,888,265
 ------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities and foreign currencies                                  34,850,199
 ------------------------------------------------------------------------------
 Unrealized appreciation from investment securities                 187,984,392
 ------------------------------------------------------------------------------
                                                                   $706,236,545
 ------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                         $ 71,297,403
          ------------------------------------------------------------
          Class B                                         $ 52,773,380
          ------------------------------------------------------------
          Class C                                         $ 18,872,085
          ------------------------------------------------------------
          Investor Class                                  $563,293,677
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            2,526,317
          ------------------------------------------------------------
          Class B                                            1,874,793
          ------------------------------------------------------------
          Class C                                              687,097
          ------------------------------------------------------------
          Investor Class                                    19,853,934
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      28.22
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $28.22 / 94.50%)        $      29.86
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      28.15
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      27.47
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      28.37
          ------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM FINANCIAL SERVICES FUND

STATEMENT OF OPERATIONS
For the year ended March 31, 2006

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $105,684)                         $ 17,915,317
--------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                        426,918
--------------------------------------------------------------------------------------------
    Total investment income                                                      18,342,235
--------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                     5,184,645
--------------------------------------------------------------------------------------------
Administrative services fees                                                        208,492
--------------------------------------------------------------------------------------------
Custodian fees                                                                       67,508
--------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                           212,442
--------------------------------------------------------------------------------------------
  Class B                                                                           586,546
--------------------------------------------------------------------------------------------
  Class C                                                                           213,339
--------------------------------------------------------------------------------------------
  Class K                                                                             2,751
--------------------------------------------------------------------------------------------
  Investor Class                                                                  1,485,678
--------------------------------------------------------------------------------------------
Transfer agent fees                                                               1,991,438
--------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                            32,109
--------------------------------------------------------------------------------------------
Other                                                                               376,675
--------------------------------------------------------------------------------------------
    Total expenses                                                               10,361,623
--------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements               (34,472)
--------------------------------------------------------------------------------------------
    Net expenses                                                                 10,327,151
--------------------------------------------------------------------------------------------
Net investment income                                                             8,015,084
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES
Net realized gain from:
  Investment securities                                                          56,562,958
--------------------------------------------------------------------------------------------
  Foreign currencies                                                                  2,272
--------------------------------------------------------------------------------------------
                                                                                 56,565,230
--------------------------------------------------------------------------------------------
Change in net unrealized appreciation of investment securities                   48,823,021
--------------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies                      105,388,251
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $113,403,335
--------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM FINANCIAL SERVICES FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2006 and 2005

                                                                                                               2006
-------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                   $   8,015,084
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment securities and foreign currencies                                          56,565,230
-------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies       48,823,021
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                         113,403,335
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                    (1,022,752)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                      (319,663)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                      (124,637)
-------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                            --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                             (7,756,438)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions from net investment income                                                           (9,223,490)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                                                    (7,683,669)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                    (5,527,000)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                    (2,154,934)
-------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                            --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                            (56,498,589)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions from net realized gains                                                             (71,864,192)
-------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                     (81,087,682)
-------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                   (13,572,042)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                   (15,144,190)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                    (5,844,666)
-------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                    (1,167,127)
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                            (95,012,942)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                (130,740,967)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                   (98,425,314)
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                         804,661,859
-------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $1,888,265 and $3,092,198, respectively)  $ 706,236,545
-------------------------------------------------------------------------------------------------------------------------

                                                                                                               2005
-------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                   $    7,549,010
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment securities and foreign currencies                                           92,919,090
-------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies      (135,106,035)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                          (34,637,935)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                       (609,121)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                       (140,374)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                        (54,592)
-------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         (7,095)
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                              (5,291,880)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions from net investment income                                                            (6,103,062)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                                                     (7,597,576)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                     (6,185,077)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                     (2,405,416)
-------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                       (101,359)
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                             (58,366,582)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions from net realized gains                                                              (74,656,010)
-------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                      (80,759,072)
-------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                    (18,261,084)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                    (16,948,631)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                    (10,921,389)
-------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                       (332,292)
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                            (124,630,423)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                 (171,093,819)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                   (286,490,826)
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                        1,091,152,685
-------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $1,888,265 and $3,092,198, respectively)  $  804,661,859
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS
March 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Financial Services Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM FINANCIAL SERVICES FUND

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.30%, 2.05%, 2.05%, 1.50% and 1.30% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net

AIM FINANCIAL SERVICES FUND

annual operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items;
(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2006, AIM waived fees of $2,395.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $3,987.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2006, AIM was paid $208,492.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended
March 31, 2006, the Fund paid AISI $1,991,438.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily assets of Class A shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2006, the Class A, Class B, Class C and Investor Class shares paid $212,442, $586,546, $213,339 and $1,485,678, respectively. For the period April 1, 2005 through October 21, 2005 (date of conversion), Class K shares paid $2,751.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2006, ADI advised the Fund that it retained $16,783 in front-end sales commissions from the sale of Class A shares and $161, $23,101 and $1,929 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period April 1, 2005 through October 21, 2005 (date of conversion), ADI advised the Fund it retained $0 from Class K shares for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in an affiliated money market fund. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2006.

                                                                                CHANGE IN
                                                                                UNREALIZED                        REALIZED
                                        VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND   GAIN
FUND                                   03/31/05     AT COST      FROM SALES   (DEPRECIATION)  03/31/06    INCOME   (LOSS)
--------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $25,338,683 $196,888,999 $(206,590,892)      $--       $15,636,790 $426,918   $--
--------------------------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2006, the Fund engaged in securities purchases of $1,045,440.

AIM FINANCIAL SERVICES FUND


NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $28,090.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2006, the Fund paid legal fees of $6,624 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended March 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2006 and 2005 was as follows:

                                            2006        2005
                ------------------------------------------------
                Distributions paid from:
                Ordinary income          $ 9,223,490 $16,719,790
                ------------------------------------------------
                Long-term capital gain    71,864,192  64,039,282
                ------------------------------------------------
                Total distributions      $81,087,682 $80,759,072
                ------------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2006, the components of net assets on a tax basis were as follows:

                                                         2006
              ----------------------------------------------------
              Undistributed ordinary income          $  2,224,191
              ----------------------------------------------------
              Undistributed long-term gain             35,203,375
              ----------------------------------------------------
              Unrealized appreciation -- investments  187,425,520
              ----------------------------------------------------
              Temporary book/tax differences             (130,230)
              ----------------------------------------------------
              Shares of beneficial interest           481,513,689
              ----------------------------------------------------
              Total net assets                       $706,236,545
              ----------------------------------------------------

AIM FINANCIAL SERVICES FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  The Fund did not have a capital loss carryforward for the year ended
March 31, 2006.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2006 was $25,342,659 and $218,690,249, respectively.
  At the request of the Trustee, AIM recovered third party research credits during the year ended March 31, 2006, in the amount of $7,425. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $213,909,949
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (26,484,429)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $187,425,520
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $519,338,381.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, the use of a portion of proceeds from redemption as distributions in prior years and organizational expenses, on March 31, 2006, undistributed net investment income was increased by $4,473, undistributed net realized gain was increased by $4,152,727 and shares of beneficial interest decreased by $4,157,200. This reclassification had no effect on the net assets of the Fund.

AIM FINANCIAL SERVICES FUND


NOTE 11--SHARE INFORMATION

The Fund currently consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. The Fund formerly offered Class K shares; however, as of the close of business
October 21, 2005, the Class K shares were converted to Class A shares. Investor Class shares of the Fund are offered only to certain grandfathered investors.
  Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                         CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                                          ----------------------------------------------------
                                                                  2006/(a)/                     2005
                                                          -------------------------  -------------------------
                                                            SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    716,557  $  20,378,029     266,900  $   7,830,418
---------------------------------------------------------------------------------------------------------------
  Class B                                                    115,738      3,288,138     101,606      2,984,407
---------------------------------------------------------------------------------------------------------------
  Class C                                                    135,095      3,802,796      70,133      2,026,953
---------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                                 4,938        134,706      18,153        527,485
---------------------------------------------------------------------------------------------------------------
  Investor Class                                           1,347,245     38,588,249   1,488,790     43,945,228
---------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                    293,912      8,111,992     266,982      7,643,700
---------------------------------------------------------------------------------------------------------------
  Class B                                                    199,024      5,491,059     206,921      5,922,067
---------------------------------------------------------------------------------------------------------------
  Class C                                                     79,642      2,143,962      82,697      2,314,688
---------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                                    --             --       3,869        108,455
---------------------------------------------------------------------------------------------------------------
  Investor Class                                           2,249,021     62,410,343   2,145,370     61,722,150
---------------------------------------------------------------------------------------------------------------
Conversion of Class K shares to Class A shares:/(c)/
  Class A                                                     35,449        994,706          --             --
---------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                               (36,250)      (994,706)         --             --
---------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    114,476      3,199,620     158,966      4,634,274
---------------------------------------------------------------------------------------------------------------
  Class B                                                   (114,907)    (3,199,620)   (159,324)    (4,634,274)
---------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (1,644,381)   (46,256,389) (1,308,010)   (38,369,476)
---------------------------------------------------------------------------------------------------------------
  Class B                                                   (738,274)   (20,723,767)   (725,853)   (21,220,831)
---------------------------------------------------------------------------------------------------------------
  Class C                                                   (430,546)   (11,791,424)   (531,289)   (15,263,030)
---------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                               (11,150)      (307,127)    (33,160)      (968,232)
---------------------------------------------------------------------------------------------------------------
  Investor Class                                          (6,912,773)  (196,011,534) (7,815,338)  (230,297,801)
---------------------------------------------------------------------------------------------------------------
                                                          (4,597,184) $(130,740,967) (5,762,587) $(171,093,819)
---------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 21% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
/(b)/Class K shares activity for the period April 1, 2005 through October 21,
     2005 (date of conversion).
/(c)/Effective as of close of business October 21, 2005, all outstanding Class
     K shares were converted to Class A shares of the Fund.

AIM FINANCIAL SERVICES FUND


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                                   ------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                                   ------------------------------------------------
                                                                       2006          2005         2004      2003/(a)/
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 27.16       $ 30.83      $  21.68      $ 28.22
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.32/(b)/     0.23/(b)/     0.16/(b)/    0.06
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     4.05         (1.19)         9.10        (6.37)
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  4.37         (0.96)         9.26        (6.31)
---------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.39)        (0.20)        (0.11)       (0.20)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (2.92)        (2.51)           --        (0.03)
---------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (3.31)        (2.71)        (0.11)       (0.23)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 28.22       $ 27.16      $  30.83      $ 21.68
---------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    16.36%        (3.57)%       42.78%      (22.36)%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $71,297       $81,761      $111,766      $ 5,311
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.32%/(d)/    1.38%         1.41%        1.38%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.32%/(d)/    1.39%         1.66%        1.51%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  1.12%/(d)/    0.79%         0.55%        0.49%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  3%           53%           57%          60%
---------------------------------------------------------------------------------------------------------------------

/(a)/Class commenced sales on March 28, 2002.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $76,882,545.

AIM FINANCIAL SERVICES FUND

                                                                                        CLASS B
                                                                   ------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                                   ------------------------------------------------
                                                                       2006          2005         2004      2003/(a)/
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 27.10       $ 30.82      $ 21.74       $ 28.22
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.11/(b)/     0.04/(b)/   (0.03)/(b)/   (0.03)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     4.03         (1.19)        9.11         (6.30)
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  4.14         (1.15)        9.08         (6.33)
---------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.17)        (0.06)       (0.00)        (0.11)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (2.92)        (2.51)          --         (0.04)
---------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (3.09)        (2.57)       (0.00)        (0.15)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 28.15       $ 27.10      $ 30.82       $ 21.74
---------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    15.51%        (4.19)%      41.78%       (22.48)%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $52,773       $65,390      $92,137       $   990
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.04%/(d)/    2.03%        2.06%         2.09%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.04%/(d)/    2.04%        2.34%         2.40%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.40%/(d)/    0.14%       (0.10)%       (0.20)%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  3%           53%          57%           60%
---------------------------------------------------------------------------------------------------------------------

/(a)/Class commenced sales on March 28, 2002.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $58,654,636.

AIM FINANCIAL SERVICES FUND

                                                                                              CLASS C
                                                                   -----------------------------------------------------------
                                                                                       YEAR ENDED MARCH 31,
                                                                   -----------------------------------------------------------
                                                                       2006          2005          2004        2003      2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 26.51       $ 30.20       $ 21.38       $ 27.89   $ 28.72
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.11/(a)/     0.04/(a)/    (0.12)/(a)/   (0.25)    (0.10)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     3.94         (1.16)         8.94         (6.22)     0.87
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  4.05         (1.12)         8.82         (6.47)     0.77
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.17)        (0.06)        (0.00)           --        --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (2.92)        (2.51)           --         (0.04)    (1.60)
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (3.09)        (2.57)        (0.00)        (0.04)    (1.60)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 27.47       $ 26.51       $ 30.20       $ 21.38   $ 27.89
--------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    15.51%        (4.18)%       41.27%       (23.22)%    2.98%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $18,872       $23,932       $38,696       $10,026   $16,880
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               2.04%/(c)/    2.03%/(d)/    2.38%         2.45%     2.07%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.40%/(c)/    0.14%        (0.42)%       (0.68)%   (0.57)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  3%           53%           57%           60%       81%
--------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $21,333,879.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.04%.

AIM FINANCIAL SERVICES FUND

                                                                                                         CLASS K
                                                                   ---------------------------------------------------
                                                                   APRIL 1, 2005 TO
                                                                   OCTOBER 21, 2005
                                                                     (DATE SHARES                 YEAR ENDED MARCH 31,
                                                                      CONVERTED)     ---------------------------------
                                                                   ----------------     2005        2004       2003
--------------------------------------------------------------------                 ----------------------------------
Net asset value, beginning of period                                    $26.58       $30.23      $21.27      $ 27.69
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                            0.14/(a)/    0.20/(a)/   0.12/(a)/    0.15
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)         0.72        (1.16)       8.93        (6.41)
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                      0.86        (0.96)       9.05        (6.26)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                      --        (0.18)      (0.09)       (0.12)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                     --        (2.51)         --        (0.04)
-----------------------------------------------------------------------------------------------------------------------
    Total distributions                                                     --        (2.69)      (0.09)       (0.16)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $27.44       $26.58      $30.23      $ 21.27
-----------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                         3.23%       (3.66)%     42.61%      (22.62)%
-----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $   --       $1,129      $1,621      $ 1,348
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          1.49%/(c)/   1.48%       1.51%        1.78%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                       1.49%/(c)/   1.49%       2.24%        2.13%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets               0.95%/(c)/   0.69%       0.45%        0.18%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                 3%          53%         57%          60%
-----------------------------------------------------------------------------------------------------------------------

                                                                   -------------------------
                                                                                NOVEMBER 30, 2000
                                                                                   (DATE SALES
                                                                                  COMMENCED) TO
                                                                   -------       MARCH 31, 2001
                                                                       2002     -----------------
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $28.67            $29.35
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.03)/(a)/       (0.17)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    0.90             (0.38)
--------------------------------------------------------------------------------------------------
    Total from investment operations                                 0.87             (0.55)
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              (0.25)            (0.13)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (1.60)               --
--------------------------------------------------------------------------------------------------
    Total distributions                                             (1.85)            (0.13)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $27.69            $28.67
--------------------------------------------------------------------------------------------------
Total return/(b)/                                                    3.38%            (1.97)%
--------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $1,033            $    1
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.63%             3.35%/(d)/
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.63%             3.35%/(d)/
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (0.12)%           (1.80)%/(d)/
--------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                           81%               99%
--------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $1,088,566. /(d)/Annualized.
/(e)/Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                                             INVESTOR CLASS
                                                                   ------------------------------------------------------
                                                                                          YEAR ENDED MARCH 31,
                                                                   ------------------------------------------------------
                                                                        2006           2005          2004         2003
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  27.30       $  30.96       $  21.77      $  28.22
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.33/(a)/      0.27/(a)/      0.15/(a)/     0.10
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      4.06          (1.19)          9.14         (6.42)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   4.39          (0.92)          9.29         (6.32)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.40)         (0.23)         (0.10)        (0.10)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               (2.92)         (2.51)            --         (0.03)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (3.32)         (2.74)         (0.10)        (0.13)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  28.37       $  27.30       $  30.96      $  21.77
--------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     16.36%         (3.44)%        42.73%       (22.39)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $563,294       $632,450       $846,933      $734,440
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.30%/(c)/     1.28%/(d)/     1.42%         1.40%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   1.14%/(c)/     0.89%          0.54%         0.38%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   3%            53%            57%           60%
--------------------------------------------------------------------------------------------------------------------------

                                                                   -----------

                                                                   -----------
                                                                      2002
------------------------------------------------------------------------------
Net asset value, beginning of period                               $    28.88
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.07
------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.94
------------------------------------------------------------------------------
    Total from investment operations                                     1.01
------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                  (0.07)
------------------------------------------------------------------------------
  Distributions from net realized gains                                 (1.60)
------------------------------------------------------------------------------
    Total distributions                                                 (1.67)
------------------------------------------------------------------------------
Net asset value, end of period                                     $    28.22
------------------------------------------------------------------------------
Total return/(b)/                                                        3.82%
------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $1,234,230
------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  1.27%
------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     0.24%
------------------------------------------------------------------------------
Portfolio turnover rate                                                    81%
------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $594,271,129.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.29%.

AIM FINANCIAL SERVICES FUND


NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds, including those formerly advised by IFG, and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related issues have been transferred or conditionally transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative and class action lawsuits. The MDL Court dismissed all derivative causes of action in the derivative lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under
Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the class action lawsuit but three: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. Based on the MDL Court's March 1, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative lawsuit. Defendants filed their Original Answer in the class action lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative lawsuit.
  On February 27, 2006, Judge Motz for the MDL Court issued a memorandum opinion on the AMVESCAP defendants' motion to dismiss the ERISA lawsuit. Judge Motz granted the motion in part and denied the motion in part, holding that:
(i) plaintiff has both constitutional and statutory standing to pursue her claims under

AIM FINANCIAL SERVICES FUND

ERISA (S) 502(a)(2); (ii) plaintiff lacks standing under ERISA (S) 502(a)(3) to obtain equitable relief; (iii) the motion is granted as to the claims alleged under ERISA (S) 404 for failure to prudently and loyally manage plan assets against certain AMVESCAP defendants; (iv) the motion is denied as to the claims alleged under ERISA (S) 404 for failure to prudently and loyally manage plan assets against AMVESCAP and certain other AMVESCAP defendants. The opinion also: (i) confirmed plaintiff's abandonment of her claims that defendants engaged in prohibited transactions and/or misrepresentation; (ii) postponed consideration of the duty to monitor and co-fiduciary duty claims until after any possible amendments to the complaints; (iii) stated that plaintiff may seek leave to amend her complaint within 40 days of the date of filing of the memorandum opinion. On April 4, 2006, Judge Motz entered an order implementing these rulings in the ERISA (Calderon) lawsuit against the AMVESCAP defendants. Plaintiffs indicated that they intend to amend their complaint in light of this order. Defendants will have 30 days after such amendment to answer or otherwise respond.
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM FINANCIAL SERVICES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Sector Funds and Shareholders of AIM Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Financial Services Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 19, 2006
Houston, Texas

AIM FINANCIAL SERVICES FUND


TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended March 31, 2006, 100% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $71,864,192 for the Fund's tax year ended March 31, 2006.
  For its tax year ended March 31, 2006, the Fund designated 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

For its tax year ended March 31, 2006, the Fund designates 1.49%, or the maximum amount allowable, of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.
  The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006 are 3.08%, 3.23%, 3.10% and 5.15%.

AIM FINANCIAL SERVICES FUND

TRUSTEES AND OFFICERS
As of March 31, 2006

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

 NAME, YEAR OF BIRTH AND
 POSITIONS(S) HELD WITH THE            TRUSTEE AND/     PRINCIPAL OCCUPATION(S)
 TRUST                                 OR OFFICER SINCE DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
----------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management
 Trustee, Vice Chair, President and                     Group Inc. (financial services holding
 Principal Executive Officer                            company); Director and Vice Chairman,
                                                        AMVESCAP PLC; Chairman of AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm);
                                                        and Trustee, Vice Chair, President and
                                                        Principal Executive Officer of the AIM
                                                        Family of Funds

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President,
                                                        A I M Advisors, Inc. (registered
                                                        investment advisor); Director and
                                                        Chairman, A I M Capital Management,
                                                        Inc. (registered investment advisor),
                                                        A I M Distributors, Inc. (registered
                                                        broker dealer), AIM Investment
                                                        Services, Inc., (registered transfer
                                                        agent), and Fund Management Company
                                                        (registered broker dealer); and Chief
                                                        Executive Officer, AMVESCAP
                                                        PLC -- Managed Products
----------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Trustee and Executive Vice President of
 Trustee and Executive Vice President                   the AIM Family of Funds

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; and Chief Executive
                                                        Officer, AMVESCAP PLC --Managed
                                                        Products; and Chairman, A I M Advisors,
                                                        Inc.; Director, President and Chief
                                                        Executive Officer, A I M Management
                                                        Group Inc.; Director and President,
                                                        A I M Advisors, Inc.; Director, A I M
                                                        Capital Management, Inc. and A I M
                                                        Distributors,
                                                        Inc.; Director and Chairman, AIM Investment
                                                        Services, Inc., Fund Management Company
                                                        and INVESCO Distributors, Inc.
                                                        (registered broker dealer); Chief
                                                        Executive Officer, AMVESCAP PLC -- AIM
                                                        Division
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------
 Bruce L. Crockett -- 1944             2003             Chairman, Crockett Technology
 Trustee and Chair                                      Associates (technology consulting
                                                        company)
----------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired
 Trustee
                                                        Formerly: Partner, law firm of Baker &
                                                        McKenzie
----------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Founder, Green, Manning & Bunch, Ltd.
 Trustee                                                (investment banking firm); and
                                                        Director, Policy Studies, Inc. and Van
                                                        Gilder Insurance Corporation
----------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and
 Trustee                                                private business corporations,
                                                        including the Boss Group, Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company (3 portfolios));
                                                        Annuity and Life Re (Holdings), Ltd.
                                                        (insurance company; CompuDyne
                                                        Corporation (provider of products and
                                                        services to the public security market)
                                                        and Homeowners of American Holding
                                                        Corporation

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
----------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First
 Trustee                                                Century Group, Inc. (government affairs
                                                        company); and Owner, Dos Angelos Ranch,
                                                        L.P.

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
----------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin
 Trustee                                                Naftalis and Frankel LLP

----------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YWCA
 Trustee                                                of the USA
----------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper
 Trustee
----------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Raymond Stickel, Jr. -- 1944          2005             Retired
 Trustee
                                                        Formerly: Partner, Deloitte & Touche
----------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIP(S)
DURING PAST 5 YEARS                         HELD BY TRUSTEE
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Director and Chairman, A I M Management     None
Group Inc. (financial services holding
company); Director and Vice Chairman,
AMVESCAP PLC; Chairman of AMVESCAP
PLC -- AIM Division (parent of AIM and
a global investment management firm);
and Trustee, Vice Chair, President and
Principal Executive Officer of the AIM
Family of Funds

Formerly: President and Chief Executive
Officer, A I M Management Group Inc.;
Director, Chairman and President,
A I M Advisors, Inc. (registered
investment advisor); Director and
Chairman, A I M Capital Management,
Inc. (registered investment advisor),
A I M Distributors, Inc. (registered
broker dealer), AIM Investment
Services, Inc., (registered transfer
agent), and Fund Management Company
(registered broker dealer); and Chief
Executive Officer, AMVESCAP
PLC -- Managed Products
----------------------------------------------------------------------------
Trustee and Executive Vice President of     None
the AIM Family of Funds

Formerly: Director, Chairman, President
and Chief Executive Officer, INVESCO
Funds Group, Inc.; President and Chief
Executive Officer, INVESCO
Distributors, Inc.; and Chief Executive
Officer, AMVESCAP PLC --Managed
Products; and Chairman, A I M Advisors,
Inc.; Director, President and Chief
Executive Officer, A I M Management
Group Inc.; Director and President,
A I M Advisors, Inc.; Director, A I M
Capital Management, Inc. and A I M
Distributors,
Inc.; Director and Chairman, AIM Investment
Services, Inc., Fund Management Company
and INVESCO Distributors, Inc.
(registered broker dealer); Chief
Executive Officer, AMVESCAP PLC -- AIM
Division
----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Chairman, Crockett Technology               ACE Limited (insurance
Associates (technology consulting           company); and Captaris, Inc.
company)                                    (unified messaging provider)
----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     Badgley Funds, Inc. (registered
                                            investment company
Formerly: Partner, law firm of Baker &      (2 portfolios))
McKenzie
----------------------------------------------------------------------------
Founder, Green, Manning & Bunch, Ltd.       None
(investment banking firm); and
Director, Policy Studies, Inc. and Van
Gilder Insurance Corporation
----------------------------------------------------------------------------
Director of a number of public and          None
private business corporations,
including the Boss Group, Ltd. (private
investment and management); Cortland
Trust, Inc. (Chairman) (registered
investment company (3 portfolios));
Annuity and Life Re (Holdings), Ltd.
(insurance company; CompuDyne
Corporation (provider of products and
services to the public security market)
and Homeowners of American Holding
Corporation

Formerly: Director, President and Chief
Executive Officer, Volvo Group North
America, Inc.; Senior Vice President,
AB Volvo; and director of various
affiliated Volvo companies
----------------------------------------------------------------------------
Chief Executive Officer, Twenty First       Administaff, and Discovery
Century Group, Inc. (government affairs     Global Education Fund
company); and Owner, Dos Angelos Ranch,     (non-profit)
L.P.

Formerly: Chief Executive Officer,
Texana Timber LP (sustainable forestry
company)
----------------------------------------------------------------------------
Partner, law firm of Kramer Levin           Cortland Trust, Inc. (registered
Naftalis and Frankel LLP                    investment company
                                            (3 portfolios))
----------------------------------------------------------------------------
Formerly: Chief Executive Officer, YWCA     None
of the USA
----------------------------------------------------------------------------
Partner, law firm of Pennock & Cooper       None

----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     Director, Mainstay VP Series
                                            Funds, Inc. (21 portfolios)
Formerly: Partner, Deloitte & Touche
----------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM FINANCIAL SERVICES FUND

As of March 31, 2006

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

 NAME, YEAR OF BIRTH AND
 POSITION(S) HELD WITH THE           TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
 TRUST                               OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------
 Russell C. Burk -- 1958             2005             Senior Vice President and Senior         N/A
 Senior Vice President and                            Officer of the AIM Family of Funds
 Senior Officer
                                                      Formerly: Director of Compliance and
                                                      Assistant General Counsel, ICON
                                                      Advisers, Inc.; Financial Consultant,
                                                      Merrill Lynch; General Counsel and
                                                      Director of Compliance, ALPS Mutual
                                                      Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
 John M. Zerr -- 1962/3/             2006             Director, Senior Vice President,         N/A
 Senior Vice President, Chief Legal                   Secretary and General Counsel, A I M
 Officer and Secretary                                Management Group Inc. (financial
                                                      services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., AIM Investment
                                                      Services, Inc., and Fund Management
                                                      Company; and Senior Vice President, A I
                                                      M Distributors, Inc.; and Senior Vice
                                                      President, Chief Legal Officer and
                                                      Secretary of the AIM Family of Funds

                                                      Formerly: Chief Operating Officer,
                                                      Senior Vice President, General Counsel,
                                                      and Secretary, Liberty Ridge Capital,
                                                      Inc. (an investment adviser); Vice
                                                      President and Secretary, PBHG Funds (an
                                                      investment company); Vice President and
                                                      Secretary, PBHG Insurance Series Fund
                                                      (an investment company); General
                                                      Counsel and Secretary, Pilgrim Baxter
                                                      Value Investors (an investment
                                                      adviser); Chief Operating Officer,
                                                      General Counsel and Secretary, Old
                                                      Mutual Investment Partners (a
                                                      broker-dealer); General Counsel and
                                                      Secretary, Old Mutual Fund Services (an
                                                      administrator); General Counsel and
                                                      Secretary, Old Mutual Shareholder
                                                      Services (a shareholder servicing
                                                      center); Executive Vice President,
                                                      General Counsel and Secretary, Old
                                                      Mutual Capital, Inc. (an investment
                                                      adviser); and Vice President and
                                                      Secretary, Old Mutual Advisors Funds
                                                      (an investment company)
--------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley -- 1959            2004             Global Compliance Director, AMVESCAP     N/A
 Vice President                                       PLC; and Vice President of the AIM
                                                      Family of Funds

                                                      Formerly: Senior Vice President, A I M
                                                      Management Group Inc. (financial
                                                      services holding company); Senior Vice
                                                      President and Chief Compliance Officer,
                                                      A I M Advisors, Inc. and the AIM Family
                                                      of Funds; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.; Vice President, AIM
                                                      Investment Services, Inc. and Fund
                                                      Management Company; and Senior Vice
                                                      President and Compliance Director,
                                                      Delaware Investments Family of Funds
--------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956             2003             Senior Vice President and General        N/A
 Vice President                                       Counsel, AMVESCAP PLC; and Vice
                                                      President of the AIM Family of Funds

                                                      Formerly: Director, General Counsel,
                                                      and Vice President Fund Management
                                                      Company; Director, Senior Vice
                                                      President, Secretary and General
                                                      Counsel, A I M Management Group Inc.
                                                      (financial services holding company)
                                                      and A I M Advisors, Inc.; Director and
                                                      Vice President, INVESCO Distributors,
                                                      Inc.; Senior Vice President,
                                                      A I M Distributors, Inc.; Vice
                                                      President, A I M Capital Management,
                                                      Inc. and AIM Investment Services, Inc.;
                                                      Senior Vice President, Chief Legal
                                                      Officer and Secretary of the AIM Family
                                                      of Funds; and Senior Vice President,
                                                      Chief Legal Officer and General
                                                      Counsel, Liberty Financial Companies,
                                                      Inc. and Liberty Funds Group, LLC
--------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961           2004             Vice President and Fund Treasurer,       N/A
 Vice President, Treasurer and                        A I M Advisors, Inc.; and Vice
 Principal Financial Officer                          President, Treasurer and Principal
                                                      Financial Officer of the AIM Family of
                                                      Funds

                                                      Formerly: Vice President,
                                                      A I M Distributors, Inc.; and Senior
                                                      Vice President, AIM Investment
                                                      Services, Inc.
--------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson -- 1945         2005             Senior Vice President and Chief          N/A
 Vice President                                       Investment Officer, A I M Advisors
                                                      Inc.; Director, Chairman, Chief
                                                      Executive Officer, President and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc; Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      and Vice President of the AIM Family of
                                                      Funds

                                                      Formerly: Senior Vice President, AIM
                                                      Private Asset Management, Inc.; and
                                                      Chief Equity Officer and Senior
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
--------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960           2003             Director of Cash Management, Managing    N/A
 Vice President                                       Director and Chief Cash Management
                                                      Officer, A I M Capital Management,
                                                      Inc.; Director and President, Fund
                                                      Management Company; and Vice President,
                                                      A I M Advisors, Inc. and the AIM Family
                                                      of Fund
--------------------------------------------------------------------------------------------------------------------
 Todd L. Spillane/4 /-- 1958         2006             Senior Vice President, A I M Management  N/A
 Chief Compliance Officer                             Group Inc.; Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Chief Compliance
                                                      Officer of the AIM Family of Funds;
                                                      Vice President and Chief Compliance
                                                      Officer, A I M Capital Management,
                                                      Inc.; and Vice President, A I M
                                                      Distributors, Inc., AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company

                                                      Formerly: Global Head of Product
                                                      Development, AIG-Global Investment
                                                      Group, Inc.; Chief Compliance Officer
                                                      and Deputy General Counsel,
                                                      AIG-SunAmerica Asset Management; and
                                                      Chief Compliance Officer, Chief
                                                      Operating Officer and Deputy General
                                                      Counsel, American General Investment
                                                      Management
--------------------------------------------------------------------------------------------------------------------

/3/ Mr. Zerr was elected Senior Vice President, Chief Legal Officer and
    Secretary effective March 29, 2006.
/4/ Mr. Spillane was elected Chief Compliance Officer effective March 29, 2006.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND             INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.             A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                      11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173         Suite 100                   Suite 100                     Suite 2900
                               Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND            COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr                  INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street, 51st Floor Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599    1177 Avenue of the Americas                               Boston, MA 02110-2801
                               New York, NY 10036-2714

       DOMESTIC EQUITY                       SECTOR EQUITY                        AIM ALLOCATION SOLUTIONS

AIM Basic Balanced Fund*              AIM Advantage Health Sciences Fund   AIM Conservative Allocation Fund
AIM Basic Value Fund                  AIM Energy Fund                      AIM Growth Allocation Fund/2/
AIM Capital Development Fund          AIM Financial Services Fund          AIM Moderate Allocation Fund
AIM Charter Fund                      AIM Global Health Care Fund          AIM Moderate Growth Allocation Fund
AIM Constellation Fund                AIM Global Real Estate Fund          AIM Moderately Conservative Allocation Fund
AIM Diversified Dividend Fund         AIM Gold & Precious Metals Fund
AIM Dynamics Fund                     AIM Leisure Fund                             DIVERSIFIED PORTFOLIOS
AIM Large Cap Basic Value Fund        AIM Multi-Sector Fund
AIM Large Cap Growth Fund             AIM Real Estate Fund/1/              AIM Income Allocation Fund
AIM Mid Cap Basic Value Fund          AIM Technology Fund                  AIM International Allocation Fund
AIM Mid Cap Core Equity Fund/1/       AIM Utilities Fund
AIM Opportunities I Fund
AIM Opportunities II Fund                     FIXED INCOME
AIM Opportunities III Fund
AIM S&P 500 Index Fund                TAXABLE
AIM Select Equity Fund
AIM Small Cap Equity Fund             AIM Enhanced Short Bond Fund
AIM Small Cap Growth Fund             AIM Floating Rate Fund
AIM Structured Core Fund              AIM High Yield Fund
AIM Structured Growth Fund            AIM Income Fund
AIM Structured Value Fund             AIM Intermediate Government Fund
AIM Summit Fund                       AIM International Bond Fund
AIM Trimark Endeavor Fund             AIM Limited Maturity Treasury Fund
AIM Trimark Small Companies Fund      AIM Money Market Fund
                                      AIM Short Term Bond Fund
*Domestic equity and income fund      AIM Total Return Bond Fund
                                      Premier Portfolio
   INTERNATIONAL/GLOBAL EQUITY        Premier U.S. Government Money Portfolio

AIM Asia Pacific Growth Fund          TAX-FREE
AIM China Fund
AIM Developing Markets Fund           AIM High Income Municipal Fund/1/
AIM European Growth Fund              AIM Municipal Bond Fund
AIM European Small Company Fund/1/    AIM Tax-Exempt Cash Fund
AIM Global Aggressive Growth Fund     AIM Tax-Free Intermediate Fund
AIM Global Equity Fund                Premier Tax-Exempt Portfolio
AIM Global Growth Fund
AIM Global Value Fund
AIM Japan Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund/1/
AIM Trimark Fund

/1/ This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

/2/ Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     Shareholders approved the reorganization of the following funds to be effective on or about April 10, 2006: AIM Mid Cap Growth Fund into AIM Dynamics Fund, AIM Small Company Growth Fund into AIM Small Cap Growth Fund and AIM Premier Equity Fund into AIM Charter Fund.

     If used after July 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $411 billion in assets under management. Data as of March 31, 2006.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMinvestments.com                 I-FSE-AR-1           A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                           -- REGISTERED TRADEMARK --


Mutual    Retirement   Annuities   College    Separately  Offshore    Cash
Funds     Products                 Savings    Managed     Products    Management
                                   Plans      Accounts


                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                 AIM GOLD & PRECIOUS METALS FUND

                                  Annual Report to Shareholders . March 31, 2006


                                  [COVER IMAGE]


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM GOLD & PRECIOUS METALS FUND SEEKS CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of March 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. The Fund may invest 100% of its assets in the securities of non-U.S. issuers. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. The securities of companies involved in exploring for, mining, processing or dealing and investing in gold, gold bullion and other precious metals as well as diamonds are highly dependent on the price of precious metals at any given time.

.. Fluctuations in the price of gold directly--and often dramatically--affect the profitability and market value of companies in this sector. Changes in political or economic climate for the two largest gold producers--South Africa and the former Soviet Union--may have a direct impact on the price of gold worldwide. Up to 10% of the Fund's assets at the time of purchase may be invested in gold bullion. The Fund's investments directly in gold bullion will earn no income return; appreciation in the market price of gold is the sole manner in which the Fund can realize gains on bullion investments. The Fund may have higher storage and custody costs in connection with its ownership of bullion than those associated with the purchase, holding and sale of more traditional types of investments.

.. Investing in smaller companies involves greater risk than investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

.. By concentrating on a small number of holdings, the Fund carries greater risk because each investment has a greater effect on the Fund's overall performance.

.. Portfolio turnover is greater than that of most funds, which may affect performance.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The PHILADELPHIA GOLD & SILVER INDEX is a capitalization-weighted index on the Philadelphia Stock Exchange that includes the leading companies involved in the mining of gold and silver. Returns for this index are price only.

.. The unmanaged LIPPER GOLD FUND INDEX represents an average of the 30 largest gold funds tracked by Lipper Inc., an independent mutual fund performance monitor.

.. The unmanaged LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX (the Lehman Aggregate), which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

.. The unmanaged MSCI WORLD INDEX is a group of global securities tracked by Morgan Stanley Capital International.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

Continued on page 7

--------------------------------------------------------------------------------
FUND NASDAQ SYMBOLS

Class A Shares           IGDAX
Class B Shares           IGDBX
Class C Shares           IGDCX
Investor Class Shares    FGLDX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED           MAY LOSE VALUE        NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM GOLD & PRECIOUS METALS FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    Although many concerns, including rising fuel costs, weighed on investors' minds during the fiscal year covered by this report, stocks posted gains for the period. The S&P 500
                    Index, frequently cited as a benchmark for U.S. stock market
[GRAHAM PHOTO]      performance, returned 11.72%. Results for international
                    stocks were more impressive, with the MSCI World Index gaining 18.02%. Bonds posted more modest gains, as the Lehman Brothers U.S. Aggregate Bond Index returned 2.26%.

                      Domestically, small- and mid-cap stocks generally
                    outperformed their large-cap counterparts. Within the S&P 500 Index, energy, financials and telecommunication services were the best-performing sectors. Internationally, emerging markets produced more attractive results than developed markets.

ROBERT H. GRAHAM      Bond performance also varied, with high yield bonds and
                    emerging market debt among the better-performing segments of the fixed-income market. Municipal bonds also posted above-average returns for the fiscal year.

                      Among the developments that affected markets and the
                    economy during the fiscal year were:

                    . Hurricane Katrina, which devastated several Gulf Coast
                      states in August, dealt a short-term setback to consumer confidence. However, consumer confidence rebounded toward the end of the period, with analysts crediting the resiliency of the economy and job growth for this trend.

[TAYLOR PHOTO]      . The Federal Reserve (the Fed) continued its tightening
                      policy, raising the key federal funds target rate to 4.75% by the end of the reporting period. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

                      For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the reporting period, please see the management discussion of Fund performance in this report.

PHILIP TAYLOR       PHILIP TAYLOR HEADS NORTH AMERICAN RETAIL DISTRIBUTION

                    Effective April 17, 2006, Philip Taylor assumed the leadership of North American Retail Distribution for AMVESCAP PLC, the parent company of AIM Investments --REGISTERED TRADEMARK-- and AIM Trimark Investments in Canada. As president and vice chair of AIM Funds, I would personally like to congratulate Phil on his new role with our organization. Phil has been chief executive officer of AIM Trimark, one of Canada's largest and most successful investment management firms, since January 2002. He will be relocating to AIM's offices in Houston, Texas. All of us at AIM are looking forward to working with Phil.

                      Mark Williamson, former chief executive officer and
                    president of AIM Investments, will continue to serve AIM and AMVESCAP in various capacities for the remainder of 2006. We want to take this opportunity to thank Mark for his many contributions to fund shareholders and our company. He joined AIM during a very challenging period. Mark has been instrumental in enhancing our investment process, improving our company's departmental structure and deepening relationships with our clients.

                    YOUR FUND

                    Further information about the markets, your Fund and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                      We at AIM remain committed to building solutions to help
                    you meet your investment goals. Phil and I thank you for your continued participation in AIM Investments. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                    /s/ PHILIP TAYLOR

                    Robert H. Graham                        Philip Taylor
                    President & Vice Chair - AIM Funds      CEO, AIM Investments
                    Chair, AIM Investments

                    May 17, 2006

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM GOLD & PRECIOUS METALS FUND

                    DEAR FELLOW AIM FUND SHAREHOLDERS:

                    Having completed a year of transition and change at AIM
                    Funds--as well as my first full year as your board's
                    independent chair--I can assure you that shareholder
                    interests are at the forefront of every decision your board
[CROCKETT PHOTO]    makes. While regulators and fund companies debate the value of an independent board chair, this structure is working for you. Our new structure has enabled the board to work more effectively with management to achieve benefits for the shareholders, as shown in the highlights of 2005 listed below:

                    . During 2005, management proposed, and your board approved, voluntary advisory fee reductions, which are saving shareholders more than $20 million annually, based on asset levels of March 31, 2005.

BRUCE L. CROCKETT   . Also during 2005, management proposed to your board the
                      merger of 14 funds into other AIM funds with similar objectives. In each case, the goal was for the resulting merged fund to benefit from strengthened management and greater efficiency. Your board carefully analyzed and discussed with management the rationale and proposed terms of each merger to ensure that the mergers were beneficial to the shareholders of all affected funds before approving them. Eight of these mergers were subsequently approved by shareholders of the target funds during 2005. The remaining six fund mergers were approved by shareholders in early 2006.

                    . Your board, through its Investments Committee and
                      Subcommittees, continued to closely monitor the portfolio performance of the funds. During the year, your board reviewed portfolio management changes made by the advisor at 11 funds with the objective of organizing management teams around common processes and shared investment views. Management believes these changes will lead to improved investment performance.

                      In 2006, your board will continue to focus on fund
                    expenses and investment performance. Although many funds have good performance, we are working with management to seek improvements for those funds currently performing below expectations. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                      The AIM Funds board is pleased to welcome our newest
                    independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward
                    K. Dunn, Jr., who retired in 2006.

                      Your board welcomes your views. Please mail them to me at
                    AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board

                    May 17, 2006

AIM GOLD & PRECIOUS METALS FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Most gold and precious metal and mineral stocks rallied during the period as concerns about inflation and political tensions in the Middle East made it an attractive asset class to many investors. The Fund's focus on this market segment enabled it to post much better returns than the S&P 500 Index fiscal year ended March 31, 2006. Relative to the Philadelphia Gold & Silver Index, the Fund outperformed mostly due to better stock selection.

   For long-term performance, please see pages 6 and 7.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/05-3/31/06, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                     59.72%

Cass B Shares                      58.19

Class C Shares                     58.40

Investor Class Shares              59.66

S&P 500 Index
(Broad Market Index)               11.72

Philadelphia Gold & Silver Index
(Style-specific Index)             51.09

Lipper Gold Fund Index
(Peer Group Index)                 68.19

SOURCE: LIPPER INC.
--------------------------------------------------------------------------------

HOW WE INVEST

We invest in companies involved in the discovery, mining, processing and exchange of gold and other precious metals. We select stocks based on analysis of individual companies, focusing on companies we believe have the ability to:

..  Increase production capacity at a low cost

..  Make major gold discoveries on a global basis

..  Benefit from rising gold prices

   The portfolio will typically include "core companies," which are major gold and precious metal firms with proven production reserves, and "emerging companies," which are mid- to small-sized exploration companies we believe can make significant precious metal discoveries.

   We control risk by diversifying among large and small companies in the industry. We may also maintain a small position in gold bullion to provide exposure to the commodity price.

   We may sell a stock for any of the following reasons:

..  A better investment option becomes available

..  Valuation becomes too high

.. Corporate management changes the company's strategic direction to the detriment of shareholders

..  A company is adversely affected by a geopolitical or economic event

MARKET CONDITIONS AND YOUR FUND

Despite widespread concern about the potential impact of rising short-term interest rates, historically high energy prices, ongoing concerns about a housing bubble, and the long-term economic effects of two devastating Gulf Coast hurricanes, the U.S. economy showed signs of strength for the fiscal year. During the reporting period, the Federal Reserve (the Fed) continued its tightening policy, raising the key federal funds target rate to 4.75%, and ushered in Ben Bernanke as the new Fed chairman. Despite the Fed's rate increases, the price of gold hit its highest level in nearly 25 years--almost $600 an ounce--near the end of the reporting period. Inflation concerns increased when the consumer price index (CPI) hit 4.7% for the six-month period ending in October 2005. After hitting this short-term peak, the CPI subsequently eased but gold prices continued to rally, mainly due to concerns about rising energy costs.

                                                                     (continued)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                                              TOP 10 EQUITY HOLDINGS*

By industry
Gold                                                     54.6%     1.  Agnico-Eagle Mines Ltd.                          5.2%
Diversified Metals & Mining                              22.0      2.  Barrick Gold Corp.                               5.0
Precious Metals & Minerals                               16.4      3.  Freeport-McMoRan Copper & Gold, Inc.-Class B     4.5
Asset Management & Custody Banks                          3.4      4.  Eldorado Gold Corp.                              4.5
Coal & Consumable Fuels                                   2.6      5.  BHP Billiton Ltd.-ADR                            4.4
Money Market Funds Plus Other Assets Less Liabilities     1.0      6.  Newmont Mining Corp.                             4.3
                                                                   7.  Rio Tinto PLC                                    4.1
                                                                   8.  Coeur d'Alene Mines Corp.                        4.1
                                                                   9.  Gold Fields Ltd.-ADR                             3.9
                                                                   10. Goldcorp Inc.                                    3.9

                                                                   TOTAL NET ASSETS                          $224.2 MILLION
                                                                   TOTAL NUMBER OF HOLDINGS*                             37

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM GOLD & PRECIOUS METALS FUND

     During the reporting period, your Fund was able to outperform the Philadelphia Gold & Silver Index (its style-specific index) due to stock selection. Keep in mind that the Fund's style-specific index is market-cap weighted. Consequently, three stocks (Barrick Gold, Newmont Mining and AngloGold) account for almost 50% of the index. Additionally, these three stocks posted lackluster returns during the period. In contrast, the top 10 holdings of your Fund account for approximately 45% of its assets.

     Demand from China and India was another catalyst that drove the rising price of gold and copper. Copper demand continued to grow as these countries continued to build out their infrastructure. The Fund was in a favorable position to take advantage of this trend as we continued to increase the portfolio's exposure to diversified metals and mining companies other than gold. FREEPORT-MCMORAN was one of the top contributors to Fund performance for the period. Our focus is on companies we believe have the ability to increase production at a relatively low cost, and we believed Freeport-McMoRan possessed this capability. Rising energy prices can increase the cost of extracting gold and other metals, but Freeport-McMoRan owns one of the lowest cost gold and copper mines in the world and has been increasing production to meet heightened demand, which has helped improve earnings.

     GAMMON LAKE RESOURCES was another notable contributor to Fund performance during the period. The company specializes in the purchase, exploration and development of gold and silver deposits in Canada and Mexico. Its portfolio of properties includes 44 mining locations in Mexico. The company has demonstrated an ability to increase production while controlling costs. The stock rose in anticipation of the commercial start up of the company's Ocampo Gold-Silver project in Chihuahua, Mexico.

     Detracting from Fund performance was TECK COMINCO, a diversified mining and refining company based in Vancouver, British Columbia, Canada. Although the company reported strong earnings, it subsequently became involved in a labor dispute. We sold the stock during the period. NEWCREST MINING was another detractor during the period. The company lowered its guidance for 2006 due to arsenic problems at the Telfer mine in northwestern Australia. Despite the underperformance during the period, we maintained our position in the stock based on what we believe are strong growth prospects.

IN CLOSING
Over the fiscal year, the Fund experienced strong double-digit returns. It would be imprudent for us to suggest that such performance is sustainable over the long term. However, we remain committed to our disciplined strategy of selecting stocks of precious metals companies based on their strengths, regardless of market fluctuations.

     During the reporting period, we observed several trends that were favorable to gold and precious metals stocks largely because investors tend to view gold and gold stocks as a "store of value" for their assets during periods of rising inflation and geopolitical and economic uncertainty. The trends included:

.. Concerns about the strength of the U.S. dollar

.. We believed inflation was understated due to rising energy costs

.. We observed strong demand for gold and other precious metals with favorable underlying demographic trends

     As always, we thank you for your continued investment in the AIM Gold & Precious Metals Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[SEGNER PHOTO]

JOHN S. SEGNER, senior portfolio manager, is lead portfolio manager of AIM Gold & Precious Metals Fund. He has more than 20 years of experience in the energy and investment industries. Before joining the Fund's advisor in 1997, he was a managing director and principal with an investment management company that focused exclusively on publicly traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner earned a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

Assisted by the Energy/Gold/Utilities Team
--------------------------------------------------------------------------------
                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6
AND 7.

AIM GOLD & PRECIOUS METALS FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2005, through March 31, 2006.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2006, appear in the table "Cumulative Total Returns" on page 7.

   The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                            ACTUAL                      HYPOTHETICAL
                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

           BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES     ENDING ACCOUNT    EXPENSES      ANNUALIZED
SHARE            VALUE             VALUE         PAID DURING         VALUE       PAID DURING     EXPENSE
CLASS          (10/1/05)        (3/31/06)/1/       PERIOD/2/       (3/31/06)      PERIOD/2/       RATIO
  A          $  1,000.00        $   1,327.90       $   8.24       $ 1,017.85      $   7.14        1.42%
  B             1,000.00            1,320.80          12.56         1,014.11         10.90        2.17
  C             1,000.00            1,320.00          12.55         1,014.11         10.90        2.17
Investor        1,000.00            1,325.60           8.23         1,017.85          7.14        1.42

/1/ The actual ending account value is based on the actual total return of the Fund for the period October 1, 2005, through March 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2006, appear in the table "Cumulative Total Returns" on page 7.

/2/ Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.
--------------------------------------------------------------------------------

                                        [ARROW
                                        BUTTON    For More Information Visit
                                        IMAGE]    AIMINVESTMENTS.COM

AIM GOLD & PRECIOUS METALS FUND

YOUR FUND'S LONG-TERM PERFORMANCE

   RESULTS OF A $10,000 INVESTMENT
   Fund and index data from 3/31/96

--------------------------------------------------------------------------------
                                [MOUNTAIN CHART]

            AIM GOLD & PRECIOUS
                METALS FUND-        S&P 500    PHILADELPHIA GOLD &   LIPPER GOLD
  DATE     INVESTOR CLASS SHARES     INDEX        SILVER INDEX       FUND INDEX
--------   ---------------------    -------    -------------------   -----------
03/31/96           $ 10000          $ 10000         $ 10000            $ 10000
   04/96             10712            10147           10147              10210
   05/96             12035            10408           10408              10856
   06/96              9851            10447           10447               9317
   07/96              9751             9986            9986               9124
   08/96             10775            10196           10196               9631
   09/96             10313            10769           10769               9131
   10/96              9988            11067           11067               9039
   11/96              9700            11902           11902               8742
   12/96              9622            11666           11666               8577
   01/97              9137            12394           12394               8089
   02/97             10331            12492           12492               9117
   03/97              8375            11980           11980               7840
   04/97              7942            12694           12694               7303
   05/97              8115            13470           13470               7582
   06/97              7233            14069           14069               6908
   07/97              6610            15188           15188               6637
   08/97              6593            14337           14337               6665
   09/97              6853            15121           15121               6982
   10/97              5555            14616           14616               5837
   11/97              4084            15293           15293               4600
   12/97              4282            15556           15556               4808
   01/98              4423            15727           15727               5087
   02/98              4265            16861           16861               4932
   03/98              4528            17724           17724               5218
   04/98              4668            17905           17905               5582
   05/98              3949            17597           17597               4757
   06/98              3458            18312           18312               4256
   07/98              3212            18118           18118               3998
   08/98              2387            15500           15500               3072
   09/98              3510            16493           16493               4427
   10/98              3335            17832           17832               4361
   11/98              3177            18913           18913               4215
   12/98              3317            20002           20002               4193
   01/99              3229            20838           20838               4096
   02/99              3264            20190           20190               3995
   03/99              3247            20998           20998               4014
   04/99              3615            21811           21811               4592
   05/99              3194            21296           21296               3932
   06/99              3264            22474           22474               4092
   07/99              2966            21775           21775               3884
   08/99              3054            21666           21666               4025
   09/99              3686            21072           21072               4915
   10/99              3212            22406           22406               4429
   11/99              3054            22861           22861               4308
   12/99              3019            24205           24205               4378
   01/00              2825            22990           22990               3945
   02/00              2895            22555           22555               3939
   03/00              2808            24761           24761               3720
   04/00              2773            24016           24016               3521
   05/00              2773            23524           23524               3566
   06/00              2931            24102           24102               3765
   07/00              2720            23726           23726               3504
   08/00              2825            25200           25200               3735
   09/00              2597            23869           23869               3482
   10/00              2334            23769           23769               3172
   11/00              2351            21896           21896               3310
   12/00              2626            22003           22003               3619
   01/01              2608            22784           22784               3614
   02/01              2680            20709           20709               3762
   03/01              2572            19398           19398               3419
   04/01              2878            20903           20903               3925
   05/01              2950            21043           21043               4106
   06/01              2932            20532           20532               4133
   07/01              2824            20331           20331               3913
   08/01              2968            19060           19060               4136
   09/01              3094            17522           17522               4271
   10/01              3022            17857           17857               4182
   11/01              2968            19226           19226               4183
   12/01              3076            19395           19395               4387
   01/02              3436            19112           19112               4883
   02/02              3760            18743           18743               5376
   03/02              4119            19448           19448               5896
   04/02              4389            18269           18269               6250
   05/02              5217            18136           18136               7409
   06/02              4533            16845           16845               6503
   07/02              3868            15533           15533               5391
   08/02              4461            15634           15634               6260
   09/02              4479            13936           13936               6311
   10/02              4065            15161           15161               5785
   11/02              4065            16052           16052               5795
   12/02              4911            15110           15110               7052
   01/03              4965            14716           14716               7120
   02/03              4677            14495           14495               6687
   03/03              4317            14635           14635               6195
   04/03              4281            15840           15840               6177
   05/03              4785            16673           16673               6884
   06/03              4929            16886           16886               7089
   07/03              5145            17184           17184               7483
   08/03              5739            17519           17519               8555
   09/03              5829            17333           17333               8860
   10/03              6476            18312           18312               9915
   11/03              7286            18474           18474              10750
   12/03              7238            19442           19442              10886
   01/04              6604            19799           19799               9867
   02/04              6884            20074           20074              10059
   03/04              7165            19771           19771              10660
   04/04              5747            19461           19461               8439
   05/04              6213            19728           19728               9074
   06/04              6139            20110           20110               8794
   07/04              6045            19445           19445               8634
   08/04              6456            19522           19522               9199
   09/04              6997            19733           19733              10055
   10/04              6997            20035           20035              10254
   11/04              7370            20845           20845              10807
   12/04              6886            21553           21553              10214
   01/05              6546            21027           21027               9679
   02/05              7113            21469           21469              10432
   03/05              6735            21089           21089               9884
   04/05              6075            20688           20688               8941
   05/05              6225            21346           21346               9067
   06/05              6753            21376           21376               9826
   07/05              6753            22171           22171               9829
   08/05              7112            21969           21969              10284
   09/05              8112            22147           22147              11922
   10/05              7584            21778           21778              11149
   11/05              8282            22601           22601              12282
   12/05              9130            22610           22610              13627
   01/06             10659            23209           23209              16188
   02/06              9867            23272           23272              15126
   03/06             10752            23571           23560              16623
--------------------------------------------------------------------------------
SOURCE: LIPPER, INC.

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $2,000 and $4,000 is the same size as the space between $4,000 and $8,000, as is the space between $8,000 and $16,000 and so on.

AIM GOLD & PRECIOUS METALS FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/06, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)       25.05%
 1 Year                   50.80

CLASS B SHARES
Inception (3/28/02)       26.08%
 1 Year                   53.19

CLASS C SHARES
Inception (2/14/00)       23.25%
 5 Years                  32.05
 1 Year                   57.40

INVESTOR CLASS SHARES
Inception (1/19/84)        0.79%
10 Years                   0.73
 5 Years                  33.11
 1 Year                   59.66
================================================================================

CUMULATIVE TOTAL RETURNS

6 months ended 3/31/06, excluding applicable sales charges

Class A Shares            32.79%
Class B Shares            32.08
Class C Shares            32.00
Investor Class Shares     32.56
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE.

     INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

Continued from inside front cover

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov.

Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM GOLD & PRECIOUS METALS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Sector Funds (the "Board") oversees the management of AIM Gold & Precious Metals Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM 's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the three and five year periods was below the median performance of such comparable funds and above such median performance for the one year period. The Board also noted AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Gold Fund Index. The Board noted that the Fund's performance for the three and five year periods was comparable to the performance of such Index and above such Index for the one year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was lower than the advisory fee rate for an offshore fund for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through March 31, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006

                                                                     (continued)

AIM GOLD & PRECIOUS METALS FUND

to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM GOLD & PRECIOUS METALS FUND

SCHEDULE OF INVESTMENTS
March 31, 2006

                                                             SHARES       VALUE
-----------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS-81.62%

AUSTRALIA-7.35%
BHP Billiton Ltd.-ADR (Diversified Metals & Mining)           250,000 $   9,962,500
-----------------------------------------------------------------------------------
Newcrest Mining Ltd. (Gold)                                   390,000     6,528,175
-----------------------------------------------------------------------------------
                                                                         16,490,675
-----------------------------------------------------------------------------------

CANADA-58.80%
Aber Diamond Corp. (Precious Metals & Minerals)               140,000     5,636,208
-----------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd. (Gold)                                385,000    11,723,250
-----------------------------------------------------------------------------------
Barrick Gold Corp. (Gold)                                     412,000    11,222,880
-----------------------------------------------------------------------------------
Bema Gold Corp. (Gold)/(a)/                                 1,000,000     4,430,000
-----------------------------------------------------------------------------------
Cambior Inc. (Gold)/(a)/                                    1,700,000     5,559,000
-----------------------------------------------------------------------------------
Cameco Corp. (Coal & Consumable Fuels)/(b)/                   160,000     5,760,000
-----------------------------------------------------------------------------------
Eldorado Gold Corp. (Gold)/(a)/                             2,100,000    10,143,016
-----------------------------------------------------------------------------------
Gabriel Resources Ltd. (Gold)/(a)/                            239,700       513,188
-----------------------------------------------------------------------------------
Gammon Lake Resources Inc. (Precious Metals &
 Minerals)/(a)/                                               400,000     7,240,000
-----------------------------------------------------------------------------------
Glamis Gold Ltd. (Gold)/(a)(b)/                               200,000     6,536,000
-----------------------------------------------------------------------------------
Goldcorp Inc. (Gold)                                          300,000     8,775,000
-----------------------------------------------------------------------------------
IAMGOLD Corp. (Gold)                                        1,000,000     8,606,662
-----------------------------------------------------------------------------------
Inco Ltd. (Diversified Metals & Mining)/(b)/                   82,000     4,090,980
-----------------------------------------------------------------------------------
Ivanhoe Mines Ltd. (Diversified Metals & Mining)/(a)(b)/      550,000     5,296,500
-----------------------------------------------------------------------------------
Kinross Gold Corp. (Gold)/(a)/                                770,000     8,394,365
-----------------------------------------------------------------------------------
Meridian Gold Inc. (Gold)/(a)/                                108,000     3,202,200
-----------------------------------------------------------------------------------
Pacific Rim Mining Corp. (Precious Metals &
 Minerals)/(a)/                                             1,254,900       977,956
-----------------------------------------------------------------------------------
Pan American Silver Corp. (Precious Metals &
 Minerals)/(a)(b)/                                            225,000     5,715,000
-----------------------------------------------------------------------------------
Rio Narcea Gold Mines Ltd. (Gold)/(a)/                        515,900     1,002,906
-----------------------------------------------------------------------------------
Solitario Resources Corp. (Precious Metals & Minerals)/(a)/   631,000     1,215,852
-----------------------------------------------------------------------------------
SouthernEra Diamonds, Inc.-Class A (Precious Metals &
 Minerals)/(a)/                                             1,025,000       403,785
-----------------------------------------------------------------------------------
Tahera Diamond Corp. (Precious Metals & Minerals)/(a)/      4,500,000     2,581,999
-----------------------------------------------------------------------------------
Western Silver Corp. (Diversified Metals & Mining)/(a)/       350,000     8,176,758
-----------------------------------------------------------------------------------
Yamana Gold Inc. (Gold)/(a)(b)/                               500,000     4,630,000
-----------------------------------------------------------------------------------
                                                                        131,833,505
-----------------------------------------------------------------------------------

SOUTH AFRICA-11.33%
AngloGold Ashanti Ltd.-ADR (Gold)/(b)/                        100,000     5,412,000
-----------------------------------------------------------------------------------
Gold Fields Ltd. (Gold)                                        70,000     1,525,797
-----------------------------------------------------------------------------------
Gold Fields Ltd. -ADR (Gold)/(b)/                             400,000     8,792,000
-----------------------------------------------------------------------------------
Impala Platinum Holdings Ltd. (Precious Metals &
 Minerals)/(c)/                                                20,000     3,763,074
-----------------------------------------------------------------------------------
Randgold Resources Ltd.-ADR (Gold)/(a)/                       325,000     5,905,250
-----------------------------------------------------------------------------------
                                                                         25,398,121
-----------------------------------------------------------------------------------

                                                        SHARES       VALUE
-------------------------------------------------------------------------------

UNITED KINGDOM-4.14%
Rio Tinto PLC (Diversified Metals & Mining)/(c)/         180,000 $   9,278,791
-------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $172,152,827)                                           183,001,092
-------------------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER
 EQUITY INTERESTS-17.35%

ASSET MANAGEMENT & CUSTODY
 BANKS-3.37%
streetTRACKS Gold Trust/(a)(b)/                          130,000     7,553,000
-------------------------------------------------------------------------------

DIVERSIFIED METALS & MINING-5.61%
Freeport-McMoRan Copper & Gold, Inc.-Class B             170,000    10,160,900
-------------------------------------------------------------------------------
Phelps Dodge Corp.                                        30,000     2,415,900
-------------------------------------------------------------------------------
                                                                    12,576,800
-------------------------------------------------------------------------------

GOLD-4.28%
Newmont Mining Corp.                                     185,000     9,599,650
-------------------------------------------------------------------------------

PRECIOUS METALS & MINERALS-4.09%
Coeur d'Alene Mines Corp./(a)(b)/                      1,400,000     9,184,000
-------------------------------------------------------------------------------
    Total Domestic Common Stocks & Other Equity
     Interests (Cost $35,229,436)                                   38,913,450
-------------------------------------------------------------------------------
MONEY MARKET FUNDS-0.80%
Premier Portfolio-Institutional Class
 (Cost $1,801,215)/(d)/                                1,801,215     1,801,215
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (excluding investments
 purchased with cash collateral from securities
 loaned)-99.77% (Cost $209,183,478)                                223,715,757
-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES
 LOANED-14.83%
MONEY MARKET FUNDS-14.83%
Premier Portfolio -Instituional Class/(d)(e)/         33,241,072    33,241,072
-------------------------------------------------------------------------------
    Total Money Market Funds ( purchased with cash
     collateral from Securities Loaned)
     (Cost $33,241,072)                                             33,241,072
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-114.60% (Cost $242,424,550)                    $ 256,956,829
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(14.60)%                             (32,735,422)
-------------------------------------------------------------------------------
NET ASSETS-100.00%                                               $ 224,221,407
-------------------------------------------------------------------------------

Investment Abbreviations:

ADR  - AmericanDepositary Receipt

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/All or a portion of this security is out on loan at March 31, 2006. /(c)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at March 31, 2006 was $13,041,865, which represented 5.82% of the Fund's Net Assets. See Note 1A.
/(d)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(e)/The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM GOLD & PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

ASSETS:
Investments, at value (cost $207,382,263)*                              $221,914,542
-------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $35,042,287)           35,042,287
-------------------------------------------------------------------------------------
    Total investments (cost $242,424,550)                                256,956,829
-------------------------------------------------------------------------------------
Foreign currencies, at value (cost $2,332,280)                             2,329,441
-------------------------------------------------------------------------------------
Receivables for:
 Fund shares sold                                                          1,404,510
-------------------------------------------------------------------------------------
  Dividends                                                                  300,410
-------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans             28,981
-------------------------------------------------------------------------------------
Other assets                                                                  21,530
-------------------------------------------------------------------------------------
    Total assets                                                         261,041,701
-------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                    2,622,677
-------------------------------------------------------------------------------------
  Fund shares reacquired                                                     719,057
-------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                          35,982
-------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                             33,241,072
-------------------------------------------------------------------------------------
Accrued distribution fees                                                     61,934
-------------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                              3,755
-------------------------------------------------------------------------------------
Accrued transfer agent fees                                                   65,716
-------------------------------------------------------------------------------------
Accrued operating expenses                                                    70,101
-------------------------------------------------------------------------------------
    Total liabilities                                                     36,820,294
-------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                             $224,221,407
-------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                           $277,652,970
-------------------------------------------------------------------------------------
Undistributed net investment income (loss)                                  (654,484)
-------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities, gold
 bullion and foreign currencies                                          (67,309,538)
-------------------------------------------------------------------------------------
Unrealized appreciation from investment securities and foreign
 currencies                                                               14,532,459
-------------------------------------------------------------------------------------
                                                                        $224,221,407
-------------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                         $ 41,200,377
          ------------------------------------------------------------
          Class B                                         $ 19,102,783
          ------------------------------------------------------------
          Class C                                         $ 14,758,003
          ------------------------------------------------------------
          Investor Class                                  $149,160,244
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            7,270,722
          ------------------------------------------------------------
          Class B                                            3,408,810
          ------------------------------------------------------------
          Class C                                            2,483,017
          ------------------------------------------------------------
          Investor Class                                    26,163,002
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $       5.67
          ------------------------------------------------------------
            Offering price per share:
             (Net asset value of $5.67 / 94.50%)          $       6.00
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $       5.60
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $       5.94
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $       5.70
          ------------------------------------------------------------

* At March 31, 2006, securities with an aggregate value of $31,987,969 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM GOLD & PRECIOUS METALS FUND

STATEMENT OF OPERATIONS
For the year ended March 31, 2006

             INVESTMENT INCOME:
             Dividends (net of foreign withholding
              tax of $48,126)                         $ 1,741,613
             -----------------------------------------------------
             Dividends from affiliated money market
              funds (includes securities lending
              income of $44,547, after compensation
              to counterparties of $451,093)              276,356
             -----------------------------------------------------
                Total investment income                 2,017,969
             -----------------------------------------------------

             EXPENSES:
             Advisory fees                              1,125,486
             -----------------------------------------------------
             Administrative services fees                  50,000
             -----------------------------------------------------
             Custodian fees                                46,388
             -----------------------------------------------------
             Distribution fees:
              Class A                                      50,989
             -----------------------------------------------------
              Class B                                     114,198
             -----------------------------------------------------
              Class C                                      82,411
             -----------------------------------------------------
              Investor Class                              277,585
             -----------------------------------------------------
             Transfer agent fees                          382,346
             -----------------------------------------------------
             Trustees' and officer's fees and
              benefits                                     18,238
             -----------------------------------------------------
             Other                                        161,927
             -----------------------------------------------------
                Total expenses                          2,309,568
             -----------------------------------------------------
             Less:Fees waived, expenses reimbursed
                  and expense offset arrangement           (9,252)
             -----------------------------------------------------
                Net expenses                            2,300,316
             -----------------------------------------------------
             Net investment income (loss)                (282,347)
             -----------------------------------------------------

             REALIZED AND UNREALIZED GAIN (LOSS)
              FROM INVESTMENT SECURITIES, GOLD
              BULLION AND FOREIGN CURRENCIES:
             Net realized gain (loss) from:
              Investment securities                    66,601,301
             -----------------------------------------------------
              Gold Bullion                              4,035,554
             -----------------------------------------------------
              Foreign currencies                          (80,144)
             -----------------------------------------------------
                                                       70,556,711
             -----------------------------------------------------
             Change in net unrealized appreciation
              of:
              Investment securities                     5,638,879
             -----------------------------------------------------
              Foreign currencies                            3,422
             -----------------------------------------------------
                                                        5,642,301
             -----------------------------------------------------
             Net gain from investment securities,
              gold bullion and foreign currencies      76,199,012
             -----------------------------------------------------
             Net increase in net assets resulting
              from operations                         $75,916,665
             -----------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM GOLD & PRECIOUS METALS FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2006 and 2005

                                                                                                                       2006
---------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                     $   (282,347)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment securities, gold bullion and foreign currencies                                    70,556,711
---------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies                5,642,301
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                  75,916,665
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                                    --
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                                    --
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                                    --
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                             --
---------------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                                      --
---------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                            19,718,830
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                             4,681,909
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                             3,815,917
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                     (6,945,056)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                          21,271,600
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                            97,188,265
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                 127,033,142
---------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(654,484) and $(5,633,241), respectively)  $224,221,407
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       2005
--------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                     $   (977,849)
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment securities, gold bullion and foreign currencies                                    28,652,468
--------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies              (37,533,429)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                  (9,858,810)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                               (93,795)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                               (73,836)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                               (46,359)
--------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                     (1,172,562)
--------------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                              (1,386,552)
--------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                             2,697,442
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                             2,105,942
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                             2,395,226
--------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                    (15,067,517)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                          (7,868,907)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                           (19,114,269)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                 146,147,411
--------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(654,484) and $(5,633,241), respectively)  $127,033,142
--------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM GOLD & PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS
March 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Gold & Precious Metals Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM GOLD & PRECIOUS METALS FUND

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. GOLD BULLION -- The Fund may invest up to 10% of its total assets, at the time of purchase, directly in gold bullion. The two largest national producers of gold bullion are the Republic of South Africa and the former states of the Soviet Union. International monetary and political developments such as currency devaluations, central bank movements and social and economic conditions affecting either country may have a direct impact on the gold industry. The price of gold can be subject to substantial fluctuations over short periods of time. Investments directly in gold bullion will earn no income; appreciation is the sole manner in which the Fund can realize gains on bullion investments. Gold bullion is valued based upon daily quotes provided by banks or brokers dealing in such commodities.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

AIM GOLD & PRECIOUS METALS FUND

  AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2006, AIM waived fees of $1,676.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $2,033.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2006, AIM was paid $50,000.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended
March 31, 2006, the Fund paid AISI $382,346.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily assets of Class A shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2006, the Class A, Class B, Class C and Investor Class shares paid $50,989, $114,198, $82,411 and $277,585, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2006, ADI advised the Fund that it retained $51,513 in front-end sales commissions from the sale of Class A shares and $0, $13,938 and $4,183 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in an affiliated money market fund. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2006.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                               CHANGE IN
                                                                               UNREALIZED                       REALIZED
                                        VALUE     PURCHASES      PROCEEDS     APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                                   3/31/05     AT COST      FROM SALES   (DEPRECIATION)  3/31/06    INCOME   (LOSS)
------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $1,047,383 $144,150,350 $(143,396,518)      $--       $1,801,215 $231,809   $--
------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                               CHANGE IN
                                                                               UNREALIZED                        REALIZED
                                        VALUE     PURCHASES      PROCEEDS     APPRECIATION     VALUE    DIVIDEND   GAIN
FUND                                   3/31/05     AT COST      FROM SALES   (DEPRECIATION)   3/31/06   INCOME*   (LOSS)
-------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $8,909,192 $272,154,990 $(247,823,110)      $--       $33,241,072 $ 44,547   $--
-------------------------------------------------------------------------------------------------------------------------
Total                                 $9,956,575 $416,305,340 $(391,219,628)      $--       $35,042,287 $276,356   $--
-------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

AIM GOLD & PRECIOUS METALS FUND


NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2006, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $5,543.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2006, the Fund paid legal fees of $4,261 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended March 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2006, securities with an aggregate value of $31,987,969 were on loan to brokers. The loans were secured by cash collateral of $33,241,072 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2006, the Fund received dividends on cash collateral investments of $44,547 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2006 and 2005 was as follows:

                                                    2006    2005
            -------------------------------------------------------
            Distributions paid from ordinary income $--  $1,386,552
            -------------------------------------------------------

AIM GOLD & PRECIOUS METALS FUND

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2006, the components of net assets on a tax basis were as follows:

                                                         2006
              ----------------------------------------------------
              Undistributed ordinary income          $  5,503,174
              ----------------------------------------------------
              Unrealized appreciation -- investments    8,438,697
              ----------------------------------------------------
              Temporary book/tax differences              (24,480)
              ----------------------------------------------------
              Capital loss carryover                  (67,240,044)
              ----------------------------------------------------
              Post October currency loss deferral        (108,911)
              ----------------------------------------------------
              Shares of beneficial interest           277,652,971
              ----------------------------------------------------
              Total net assets                       $224,221,407
              ----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the recognition of unrealized gain on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $180.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $65,152,438 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2006 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2007                   $28,693,791
                 ---------------------------------------------
                 March 31, 2009                    37,453,344
                 ---------------------------------------------
                 March 31, 2010                     1,092,909
                 ---------------------------------------------
                 Total capital loss carryforward  $67,240,044
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2006 was $245,404,563 and $225,987,370, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $17,721,111
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (9,287,594)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 8,438,517
   -------------------------------------------------------------------------

Cost of investments for tax purposes is $248,518,312.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign investment companies proceeds from the sale of securities acquired through corporate actions and foreign currency transactions, on March 31, 2006, undistributed net investment income (loss) was increased by $5,261,104 and undistributed net realized gain (loss) was decreased by $5,261,104. This reclassification had no effect on the net assets of the Fund.

AIM GOLD & PRECIOUS METALS FUND


NOTE 11--SHARE INFORMATION

The Fund currently consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Investor Class shares of the Fund are offered only to certain grandfathered investors.
  Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                     CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED MARCH 31,
                                                   ----------------------------------------------------
                                                           2006/(a)/                     2005
                                                   -------------------------  -------------------------
                                                      SHARES       AMOUNT        SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------
Sold:
 Class A                                             7,531,059  $ 34,273,073    3,288,755  $ 11,829,894
--------------------------------------------------------------------------------------------------------
 Class B                                             2,233,171     9,831,499    1,946,374     6,878,345
--------------------------------------------------------------------------------------------------------
 Class C                                             2,254,429    11,248,429    1,718,862     6,596,274
--------------------------------------------------------------------------------------------------------
 Investor Class                                      8,301,400    37,940,685    6,331,925    22,395,640
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
 Class A                                                    --            --       24,681        88,604
--------------------------------------------------------------------------------------------------------
 Class B                                                    --            --       17,083        61,330
--------------------------------------------------------------------------------------------------------
 Class C                                                    --            --       11,479        43,618
--------------------------------------------------------------------------------------------------------
 Investor Class                                             --            --      311,578     1,124,797
--------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A
 shares:
 Class A                                                67,062       286,923       48,957       173,885
--------------------------------------------------------------------------------------------------------
 Class B                                               (67,562)     (286,923)     (48,993)     (173,885)
--------------------------------------------------------------------------------------------------------
Reacquired:
 Class A                                            (3,315,412)  (14,841,166)  (2,693,506)   (9,394,941)
--------------------------------------------------------------------------------------------------------
 Class B                                            (1,185,128)   (4,862,667)  (1,328,313)   (4,659,848)
--------------------------------------------------------------------------------------------------------
 Class C                                            (1,635,980)   (7,432,512)  (1,154,957)   (4,244,666)
--------------------------------------------------------------------------------------------------------
 Investor Class                                    (10,370,494)  (44,885,741) (11,007,214)  (38,587,954)
--------------------------------------------------------------------------------------------------------
                                                     3,812,545  $ 21,271,600   (2,533,289) $ (7,868,907)
--------------------------------------------------------------------------------------------------------

/(a)/There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 17% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM GOLD & PRECIOUS METALS FUND


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                                   ---------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                                   ---------------------------------------------
                                                                        2006          2005        2004    2003/(A)/
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  3.55        $  3.81       $ 2.39    $ 2.29
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.00)/(b)/    (0.03)/(b)/  (0.01)    (0.02)/(b)/
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.12          (0.20)        1.56      0.12
----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  2.12          (0.23)        1.55      0.10
----------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                               --          (0.03)       (0.13)       --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  5.67        $  3.55       $ 3.81    $ 2.39
----------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    59.72%         (5.89)%      65.02%     4.37%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $41,200        $10,609       $8,844    $1,514
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
----------------------------------------------------------------------------------------------------------------------
  With fee waivers and/or expense reimbursements                      1.45%/(d)/     1.69%        2.13%     2.09%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.45%/(d)/     1.71%        2.13%     2.11%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.10)%/(d)/   (0.78)%      (1.29)%   (1.09)%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                155%            51%          48%       84%
----------------------------------------------------------------------------------------------------------------------

/(a)/Class commenced sales on March 28, 2002.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $19,369,625.

AIM GOLD & PRECIOUS METALS FUND

                                                                                        CLASS B
                                                                   --------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                                   --------------------------------------------
                                                                        2006          2005       2004    2003/(A)/
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  3.54        $ 3.82       $ 2.39    $ 2.29
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.04)/(b)/   (0.05)/(b)/  (0.01)    (0.02)/(b)/
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.10         (0.20)        1.57      0.12
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  2.06         (0.25)        1.56      0.10
---------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                               --         (0.03)       (0.13)       --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  5.60        $ 3.54       $ 3.82    $ 2.39
---------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    58.19%        (6.48)%      65.26%     4.37%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $19,103        $8,593       $7,042    $2,315
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               2.19%/(d)/    2.34%/(e)/   2.28%     2.18%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.84)%/(d)/  (1.43)%      (1.44)%   (1.12)%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                155%           51%          48%       84%
---------------------------------------------------------------------------------------------------------------------

/(a)/Class commenced sales on March 28, 2002.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $11,419,847.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.36%.

AIM GOLD & PRECIOUS METALS FUND

                                                                                            CLASS C
                                                                   --------------------------------------------------------
                                                                                      YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------------
                                                                        2006          2005       2004       2003       2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  3.75        $ 4.04       $ 2.52   $ 2.42       $ 1.53
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.04)/(a)/   (0.05)/(a)/  (0.04)   (0.00)/(b)/  (0.07)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.23         (0.22)        1.67     0.10         0.96
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  2.19         (0.27)        1.63     0.10         0.89
-----------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                               --         (0.02)       (0.11)      --           --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  5.94        $ 3.75       $ 4.04   $ 2.52       $ 2.42
-----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    58.40%        (6.58)%      64.70%    4.13%       58.17%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $14,758        $6,993       $5,208   $2,459       $  515
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               2.19%/(d)/    2.34%/(e)/   2.69%    2.65%        3.33%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.84)%/(d)/  (1.43)%      (1.85)%  (1.60)%      (1.67)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                155%           51%          48%      84%          46%
-----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.04), for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $8,241,150.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.36%.

AIM GOLD & PRECIOUS METALS FUND

                                                                                             INVESTOR CLASS
                                                                   --------------------------------------------------------
                                                                                          YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------------
                                                                        2006            2005          2004        2003
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   3.57        $   3.84        $   2.40   $  2.29
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.00)/(a)/     (0.02)/(a)/     (0.05)    (0.02)/(a)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      2.13           (0.21)           1.63      0.13
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   2.13           (0.23)           1.58      0.11
----------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                --           (0.04)          (0.14)       --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   5.70        $   3.57        $   3.84   $  2.40
----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     59.66%          (6.00)%         65.92%     4.80%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $149,160        $100,838        $125,053   $98,388
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.44%/(c)/       1.59%/(d)/     1.93%     1.88%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.09)%/(c)/    (0.68)%         (1.09)%   (0.79)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 155%             51%             48%       84%
----------------------------------------------------------------------------------------------------------------------------

                                                                   ---------

                                                                   ---------
                                                                      2002
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $   1.43
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.01)
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      0.87
-----------------------------------------------------------------------------
    Total from investment operations                                   0.86
-----------------------------------------------------------------------------
Less dividends from net investment income                                --
-----------------------------------------------------------------------------
Net asset value, end of period                                     $   2.29
-----------------------------------------------------------------------------
Total return/(b)/                                                     60.14%
-----------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $104,831
-----------------------------------------------------------------------------
Ratio of expenses to average net assets                                2.10%
-----------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.80)%
-----------------------------------------------------------------------------
Portfolio turnover rate                                                  46%
-----------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $111,034,137.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.61%.

AIM GOLD & PRECIOUS METALS FUND


NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds, including those formerly advised by IFG, and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related issues have been transferred or conditionally transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative and class action lawsuits. The MDL Court dismissed all derivative causes of action in the derivative lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under
Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the class action lawsuit but three: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. Based on the MDL Court's March 1, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative lawsuit. Defendants filed their Original Answer in the class action lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative lawsuit.
  On February 27, 2006, Judge Motz for the MDL Court issued a memorandum opinion on the AMVESCAP defendants' motion to dismiss the ERISA lawsuit. Judge Motz granted the motion in part and denied the motion in part, holding that:
(i) plaintiff has both constitutional and statutory standing to pursue her claims under

AIM GOLD & PRECIOUS METALS FUND

ERISA (S) 502(a)(2); (ii) plaintiff lacks standing under ERISA (S) 502(a)(3) to obtain equitable relief; (iii) the motion is granted as to the claims alleged under ERISA (S) 404 for failure to prudently and loyally manage plan assets against certain AMVESCAP defendants; (iv) the motion is denied as to the claims alleged under ERISA (S) 404 for failure to prudently and loyally manage plan assets against AMVESCAP and certain other AMVESCAP defendants. The opinion also: (i) confirmed plaintiff's abandonment of her claims that defendants engaged in prohibited transactions and/or misrepresentation; (ii) postponed consideration of the duty to monitor and co-fiduciary duty claims until after any possible amendments to the complaints; (iii) stated that plaintiff may seek leave to amend her complaint within 40 days of the date of filing of the memorandum opinion. On April 4, 2006, Judge Motz entered an order implementing these rulings in the ERISA (Calderon) lawsuit against the AMVESCAP defendants. Plaintiffs indicated that they intend to amend their complaint in light of this order. Defendants will have 30 days after such amendment to answer or otherwise respond.
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

*   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM GOLD & PRECIOUS METALS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Sector Funds and Shareholders of AIM Gold & Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Gold & Precious Metals Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 19, 2006
Houston, Texas

AIM GOLD & PRECIOUS METALS FUND

TAX DISCLOSURE

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDER

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2005, September 30, December 31, 2005 and
March 31, 2006, are 77.29%, 75.38%, 73.99 % and 74.86%, respectively.

AIM GOLD & PRECIOUS METALS FUND

TRUSTEES AND OFFICERS
As of March 31, 2006

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

 NAME, YEAR OF BIRTH AND
 POSITIONS(S) HELD WITH THE            TRUSTEE AND/     PRINCIPAL OCCUPATION(S)
 TRUST                                 OR OFFICER SINCE DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
----------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management
 Trustee, Vice Chair, President and                     Group Inc. (financial services holding
 Principal Executive Officer                            company); Director and Vice Chairman,
                                                        AMVESCAP PLC; Chairman of AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm);
                                                        and Trustee, Vice Chair, President and
                                                        Principal Executive Officer of the AIM
                                                        Family of Funds

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President,
                                                        A I M Advisors, Inc. (registered
                                                        investment advisor); Director and
                                                        Chairman, A I M Capital Management,
                                                        Inc. (registered investment advisor),
                                                        A I M Distributors, Inc. (registered
                                                        broker dealer), AIM Investment
                                                        Services, Inc., (registered transfer
                                                        agent), and Fund Management Company
                                                        (registered broker dealer); and Chief
                                                        Executive Officer, AMVESCAP
                                                        PLC -- Managed Products
----------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Trustee and Executive Vice President of
 Trustee and Executive Vice President                   the AIM Family of Funds

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; and Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products; and Chairman, A I M Advisors,
                                                        Inc.; Director, President and Chief
                                                        Executive Officer, A I M Management
                                                        Group Inc.; Director and President,
                                                        A I M Advisors, Inc.; Director, A I M
                                                        Capital Management, Inc. and A I M
                                                        Distributors,
                                                        Inc.; Director and Chairman, AIM Investment
                                                        Services, Inc., Fund Management Company
                                                        and INVESCO Distributors, Inc.
                                                        (registered broker dealer); Chief
                                                        Executive Officer, AMVESCAP PLC -- AIM
                                                        Division
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------
 Bruce L. Crockett -- 1944             2003             Chairman, Crockett Technology
 Trustee and Chair                                      Associates (technology consulting
                                                        company)
----------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired
 Trustee
                                                        Formerly: Partner, law firm of Baker &
                                                        McKenzie
----------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Founder, Green, Manning & Bunch, Ltd.
 Trustee                                                (investment banking firm); and
                                                        Director, Policy Studies, Inc. and Van
                                                        Gilder Insurance Corporation
----------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and
 Trustee                                                private business corporations,
                                                        including the Boss Group, Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company (3 portfolios));
                                                        Annuity and Life Re (Holdings), Ltd.
                                                        (insurance company; CompuDyne
                                                        Corporation (provider of products and
                                                        services to the public security market)
                                                        and Homeowners of American Holding
                                                        Corporation

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
----------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First
 Trustee                                                Century Group, Inc. (government affairs
                                                        company); and Owner, Dos Angelos Ranch,
                                                        L.P.

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
----------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin
 Trustee                                                Naftalis and Frankel LLP

----------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YWCA
 Trustee                                                of the USA
----------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper
 Trustee
----------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Raymond Stickel, Jr. -- 1944          2005             Retired
 Trustee
                                                        Formerly: Partner, Deloitte & Touche
----------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIP(S)
DURING PAST 5 YEARS                         HELD BY TRUSTEE
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Director and Chairman, A I M Management     None
Group Inc. (financial services holding
company); Director and Vice Chairman,
AMVESCAP PLC; Chairman of AMVESCAP
PLC -- AIM Division (parent of AIM and
a global investment management firm);
and Trustee, Vice Chair, President and
Principal Executive Officer of the AIM
Family of Funds

Formerly: President and Chief Executive
Officer, A I M Management Group Inc.;
Director, Chairman and President,
A I M Advisors, Inc. (registered
investment advisor); Director and
Chairman, A I M Capital Management,
Inc. (registered investment advisor),
A I M Distributors, Inc. (registered
broker dealer), AIM Investment
Services, Inc., (registered transfer
agent), and Fund Management Company
(registered broker dealer); and Chief
Executive Officer, AMVESCAP
PLC -- Managed Products
----------------------------------------------------------------------------
Trustee and Executive Vice President of     None
the AIM Family of Funds

Formerly: Director, Chairman, President
and Chief Executive Officer, INVESCO
Funds Group, Inc.; President and Chief
Executive Officer, INVESCO
Distributors, Inc.; and Chief Executive
Officer, AMVESCAP PLC -- Managed
Products; and Chairman, A I M Advisors,
Inc.; Director, President and Chief
Executive Officer, A I M Management
Group Inc.; Director and President,
A I M Advisors, Inc.; Director, A I M
Capital Management, Inc. and A I M
Distributors,
Inc.; Director and Chairman, AIM Investment
Services, Inc., Fund Management Company
and INVESCO Distributors, Inc.
(registered broker dealer); Chief
Executive Officer, AMVESCAP PLC -- AIM
Division
----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Chairman, Crockett Technology               ACE Limited (insurance
Associates (technology consulting           company); and Captaris, Inc.
company)                                    (unified messaging provider)
----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     Badgley Funds, Inc. (registered
                                            investment company
Formerly: Partner, law firm of Baker &      (2 portfolios))
McKenzie
----------------------------------------------------------------------------
Founder, Green, Manning & Bunch, Ltd.       None
(investment banking firm); and
Director, Policy Studies, Inc. and Van
Gilder Insurance Corporation
----------------------------------------------------------------------------
Director of a number of public and          None
private business corporations,
including the Boss Group, Ltd. (private
investment and management); Cortland
Trust, Inc. (Chairman) (registered
investment company (3 portfolios));
Annuity and Life Re (Holdings), Ltd.
(insurance company; CompuDyne
Corporation (provider of products and
services to the public security market)
and Homeowners of American Holding
Corporation

Formerly: Director, President and Chief
Executive Officer, Volvo Group North
America, Inc.; Senior Vice President,
AB Volvo; and director of various
affiliated Volvo companies
----------------------------------------------------------------------------
Chief Executive Officer, Twenty First       Administaff, and Discovery
Century Group, Inc. (government affairs     Global Education Fund
company); and Owner, Dos Angelos Ranch,     (non-profit)
L.P.

Formerly: Chief Executive Officer,
Texana Timber LP (sustainable forestry
company)
----------------------------------------------------------------------------
Partner, law firm of Kramer Levin           Cortland Trust, Inc. (registered
Naftalis and Frankel LLP                    investment company
                                            (3 portfolios))
----------------------------------------------------------------------------
Formerly: Chief Executive Officer, YWCA     None
of the USA
----------------------------------------------------------------------------
Partner, law firm of Pennock & Cooper       None

----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     Director, Mainstay VP Series
                                            Funds, Inc. (21 portfolios)
Formerly: Partner, Deloitte & Touche
----------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM GOLD & PRECIOUS METALS FUND

As of March 31, 2006

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

 NAME, YEAR OF BIRTH AND
 POSITION(S) HELD WITH THE           TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
 TRUST                               OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------
 Russell C. Burk -- 1958             2005             Senior Vice President and Senior         N/A
 Senior Vice President and                            Officer of the AIM Family of Funds
 Senior Officer
                                                      Formerly: Director of Compliance and
                                                      Assistant General Counsel, ICON
                                                      Advisers, Inc.; Financial Consultant,
                                                      Merrill Lynch; General Counsel and
                                                      Director of Compliance, ALPS Mutual
                                                      Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
 John M. Zerr -- 1962/3/             2006             Director, Senior Vice President,         N/A
 Senior Vice President, Chief Legal                   Secretary and General Counsel, A I M
 Officer and Secretary                                Management Group Inc. (financial
                                                      services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., AIM Investment
                                                      Services, Inc., and Fund Management
                                                      Company; and Senior Vice President, A I
                                                      M Distributors, Inc.; and Senior Vice
                                                      President, Chief Legal Officer and
                                                      Secretary of the AIM Family of Funds

                                                      Formerly: Chief Operating Officer,
                                                      Senior Vice President, General Counsel,
                                                      and Secretary, Liberty Ridge Capital,
                                                      Inc. (an investment adviser); Vice
                                                      President and Secretary, PBHG Funds (an
                                                      investment company); Vice President and
                                                      Secretary, PBHG Insurance Series Fund
                                                      (an investment company); General
                                                      Counsel and Secretary, Pilgrim Baxter
                                                      Value Investors (an investment
                                                      adviser); Chief Operating Officer,
                                                      General Counsel and Secretary, Old
                                                      Mutual Investment Partners (a
                                                      broker-dealer); General Counsel and
                                                      Secretary, Old Mutual Fund Services (an
                                                      administrator); General Counsel and
                                                      Secretary, Old Mutual Shareholder
                                                      Services (a shareholder servicing
                                                      center); Executive Vice President,
                                                      General Counsel and Secretary, Old
                                                      Mutual Capital, Inc. (an investment
                                                      adviser); and Vice President and
                                                      Secretary, Old Mutual Advisors Funds
                                                      (an investment company)
--------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley -- 1959            2004             Global Compliance Director, AMVESCAP     N/A
 Vice President                                       PLC; and Vice President of the AIM
                                                      Family of Funds

                                                      Formerly: Senior Vice President, A I M
                                                      Management Group Inc. (financial
                                                      services holding company); Senior Vice
                                                      President and Chief Compliance Officer,
                                                      A I M Advisors, Inc. and the AIM Family
                                                      of Funds; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.; Vice President, AIM
                                                      Investment Services, Inc. and Fund
                                                      Management Company; and Senior Vice
                                                      President and Compliance Director,
                                                      Delaware Investments Family of Funds
--------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956             2003             Senior Vice President and General        N/A
 Vice President                                       Counsel, AMVESCAP PLC; and Vice
                                                      President of the AIM Family of Funds

                                                      Formerly: Director, General Counsel,
                                                      and Vice President Fund Management
                                                      Company; Director, Senior Vice
                                                      President, Secretary and General
                                                      Counsel, A I M Management Group Inc.
                                                      (financial services holding company)
                                                      and A I M Advisors, Inc.; Director and
                                                      Vice President, INVESCO Distributors,
                                                      Inc.; Senior Vice President,
                                                      A I M Distributors, Inc.; Vice
                                                      President, A I M Capital Management,
                                                      Inc. and AIM Investment Services, Inc.;
                                                      Senior Vice President, Chief Legal
                                                      Officer and Secretary of the AIM Family
                                                      of Funds; and Senior Vice President,
                                                      Chief Legal Officer and General
                                                      Counsel, Liberty Financial Companies,
                                                      Inc. and Liberty Funds Group, LLC
--------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961           2004             Vice President and Fund Treasurer,       N/A
 Vice President, Treasurer and                        A I M Advisors, Inc.; and Vice
 Principal Financial Officer                          President, Treasurer and Principal
                                                      Financial Officer of the AIM Family of
                                                      Funds

                                                      Formerly: Vice President,
                                                      A I M Distributors, Inc.; and Senior
                                                      Vice President, AIM Investment
                                                      Services, Inc.
--------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson -- 1945         2005             Senior Vice President and Chief          N/A
 Vice President                                       Investment Officer, A I M Advisors
                                                      Inc.; Director, Chairman, Chief
                                                      Executive Officer, President and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc; Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      and Vice President of the AIM Family of
                                                      Funds

                                                      Formerly: Senior Vice President, AIM
                                                      Private Asset Management, Inc.; and
                                                      Chief Equity Officer and Senior
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
--------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960           2003             Director of Cash Management, Managing    N/A
 Vice President                                       Director and Chief Cash Management
                                                      Officer, A I M Capital Management,
                                                      Inc.; Director and President, Fund
                                                      Management Company; and Vice President,
                                                      A I M Advisors, Inc. and the AIM Family
                                                      of Fund
--------------------------------------------------------------------------------------------------------------------
 Todd L. Spillane/4 /-- 1958         2006             Senior Vice President, A I M Management  N/A
 Chief Compliance Officer                             Group Inc.; Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Chief Compliance
                                                      Officer of the AIM Family of Funds;
                                                      Vice President and Chief Compliance
                                                      Officer, A I M Capital Management,
                                                      Inc.; and Vice President, A I M
                                                      Distributors, Inc., AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company

                                                      Formerly: Global Head of Product
                                                      Development, AIG-Global Investment
                                                      Group, Inc.; Chief Compliance Officer
                                                      and Deputy General Counsel,
                                                      AIG-SunAmerica Asset Management; and
                                                      Chief Compliance Officer, Chief
                                                      Operating Officer and Deputy General
                                                      Counsel, American General Investment
                                                      Management
--------------------------------------------------------------------------------------------------------------------

/3/ Mr. Zerr was elected Senior Vice President, Chief Legal Officer and
    Secretary effective March 29, 2006.
/4/ Mr. Spillane was elected Chief Compliance Officer effective March 29, 2006.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND             INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.             A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                      11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173         Suite 100                   Suite 100                     Suite 2900
                               Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND            COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr                  INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street, 51st Floor Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599    1177 Avenue of the Americas                               Boston, MA 02110-2801
                               New York, NY 10036-2714

         DOMESTIC EQUITY                            SECTOR EQUITY                            AIM ALLOCATION SOLUTIONS

AIM Basic Balanced Fund*                 AIM Advantage Health Sciences Fund              AIM Conservative Allocation Fund
AIM Basic Value Fund                     AIM Energy Fund                                 AIM Growth Allocation Fund/2/
AIM Capital Development Fund             AIM Financial Services Fund                     AIM Moderate Allocation Fund
AIM Charter Fund                         AIM Global Health Care Fund                     AIM Moderate Growth Allocation Fund
AIM Constellation Fund                   AIM Global Real Estate Fund                     AIM Moderately Conservative
AIM Diversified Dividend Fund            AIM Gold & Precious Metals Fund                 Allocation Fund
AIM Dynamics Fund                        AIM Leisure Fund
AIM Large Cap Basic Value Fund           AIM Multi-Sector Fund                                 DIVERSIFIED PORTFOLIOS
AIM Large Cap Growth Fund                AIM Real Estate Fund/1/
AIM Mid Cap Basic Value Fund             AIM Technology Fund                             AIM Income Allocation Fund
AIM Mid Cap Core Equity Fund/1/          AIM Utilities Fund                              AIM International Allocation Fund
AIM Opportunities I Fund
AIM Opportunities II Fund                           FIXED INCOME
AIM Opportunities III Fund
AIM S&P 500 Index Fund                   TAXABLE
AIM Select Equity Fund
AIM Small Cap Equity Fund                AIM Enhanced Short Bond Fund
AIM Small Cap Growth Fund                AIM Floating Rate Fund
AIM Structured Core Fund                 AIM High Yield Fund
AIM Structured Growth Fund               AIM Income Fund
AIM Structured Value Fund                AIM Intermediate Government Fund
AIM Summit Fund                          AIM International Bond Fund
AIM Trimark Endeavor Fund                AIM Limited Maturity Treasury Fund
AIM Trimark Small Companies Fund         AIM Money Market Fund
                                         AIM Short Term Bond Fund
* Domestic equity and income fund        AIM Total Return Bond Fund
                                         Premier Portfolio
       INTERNATIONAL/GLOBAL EQUITY       Premier U.S. Government Money Portfolio

AIM Asia Pacific Growth Fund             TAX-FREE
AIM China Fund
AIM Developing Markets Fund              AIM High Income Municipal Fund/1/
AIM European Growth Fund                 AIM Municipal Bond Fund
AIM European Small Company Fund/1/       AIM Tax-Exempt Cash Fund
AIM Global Aggressive Growth Fund        AIM Tax-Free Intermediate Fund
AIM Global Equity Fund                   Premier Tax-Exempt Portfolio
AIM Global Growth Fund
AIM Global Value Fund
AIM Japan Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund/1/
AIM Trimark Fund

/1/ This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

/2/ Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   Shareholders approved the reorganization of the following funds to be effective on or about April 10, 2006: AIM Mid Cap Growth Fund into AIM Dynamics Fund, AIM Small Company Growth Fund into AIM Small Cap Growth Fund and AIM Premier Equity Fund into AIM Charter Fund.

   If used after July 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $411 billion in assets under management. Data as of March 31, 2006.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMinvestments.com                 I-GPM-AR-1           A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

Mutual   Retirement   Annuities   College    Separately   Offshore    Cash
Funds    Products                 Savings    Managed      Products    Management
                                  Plans      Accounts

                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                                AIM LEISURE FUND

                                  Annual Report to Shareholders . March 31, 2006


                                  [COVER IMAGE]


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM LEISURE FUND SEEKS TO PROVIDE CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of March 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003 will continue to be allowed to make additional purchases.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

.. Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

.. Effective October 21, 2005, Class K shares were converted to Class A shares.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. Investing in smaller companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged Lehman Brothers U.S. AGGREGATE BOND INDEX (the Lehman Aggregate), which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

.. The unmanaged MSCI WORLD INDEX is a group of global securities tracked by Morgan Stanley Capital International.

.. The unmanaged STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 333-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

--------------------------------------------------------------------------------
FUND NASDAQ SYMBOLS

Class A Shares          ILSAX
Class B Shares          ILSBX
Class C Shares          IVLCX
Class R Shares          ILSRX
Investor Class Shares   FLISX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED           MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM LEISURE FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    Although many concerns, including rising fuel costs, weighed on investors' minds during the fiscal year covered by this report, stocks posted gains for the period. The S&P 500
[GRAHAM PHOTO]      Index, frequently cited as a benchmark for U.S. stock market performance, returned 11.72%. Results for international stocks were more impressive, with the MSCI World Index gaining 18.02%. Bonds posted more modest gains, as the Lehman Brothers U.S. Aggregate Bond Index returned 2.26%.

                      Domestically, small- and mid-cap stocks generally
                    outperformed their large-cap counterparts. Within the S&P 500 Index, energy, financials and telecommunication services were the best-performing sectors. Internationally, emerging markets produced more attractive results than developed markets.

ROBERT H. GRAHAM      Bond performance also varied, with high yield bonds and
                    emerging market debt among the better-performing segments of the fixed-income market. Municipal bonds also posted above-average returns for the fiscal year.

                      Among the developments that affected markets and the
                    economy during the fiscal year were:

                    . Hurricane Katrina, which devastated several Gulf Coast
                      states in August, dealt a short-term setback to consumer confidence. However, consumer confidence rebounded toward the end of the period, with analysts crediting the resiliency of the economy and job growth for this trend.

[TAYLOR PHOTO]      . The Federal Reserve (the Fed) continued its tightening
                      policy, raising the key federal funds target rate to 4.75% by the end of the reporting period. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

PHILIP TAYLOR         For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the reporting period, please see the management discussion of Fund performance in this report.

                    PHILIP TAYLOR HEADS NORTH AMERICAN RETAIL DISTRIBUTION

                    Effective April 17, 2006, Philip Taylor assumed the leadership of North American Retail Distribution for AMVESCAP PLC, the parent company of AIM Investments --REGISTERED TRADEMARK-- and AIM Trimark Investments in Canada. As president and vice chair of AIM Funds, I would personally like to congratulate Phil on his new role with our organization. Phil has been chief executive officer of AIM Trimark, one of Canada's largest and most successful investment management firms, since January 2002. He will be relocating to AIM's offices in Houston, Texas. All of us at AIM are looking forward to working with Phil.

                      Mark Williamson, former chief executive officer and
                    president of AIM Investments, will continue to serve AIM and AMVESCAP in various capacities for the remainder of 2006. We want to take this opportunity to thank Mark for his many contributions to fund shareholders and our company. He joined AIM during a very challenging period. Mark has been instrumental in enhancing our investment process, improving our company's departmental structure and deepening relationships with our clients.

                    YOUR FUND

                    Further information about the markets, your Fund and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                      We at AIM remain committed to building solutions to help
                    you meet your investment goals. Phil and I thank you for your continued participation in AIM Investments. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                    /s/ PHILIP TAYLOR

                    Robert H. Graham                        Philip Taylor
                    President & Vice Chair - AIM Funds      CEO, AIM Investments
                    Chair, AIM Investments

                    May 17, 2006

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM LEISURE FUND

                    DEAR FELLOW AIM FUND SHAREHOLDERS:

                    Having completed a year of transition and change at AIM
                    Funds--as well as my first full year as your board's
                    independent chair--I can assure you that shareholder
[CROCKETT PHOTO]    interests are at the forefront of every decision your board makes. While regulators and fund companies debate the value of an independent board chair, this structure is working for you. Our new structure has enabled the board to work more effectively with management to achieve benefits for the shareholders, as shown in the highlights of 2005 listed below:

                      . During 2005, management proposed, and your board
                        approved, voluntary advisory fee reductions, which are
BRUCE L. CROCKETT       saving shareholders more than $20 million annually,
                        based on asset levels of March 31, 2005.

                      . Also during 2005, management proposed to your board
                        the merger of 14 funds into other AIM funds with similar objectives. In each case, the goal was for the resulting merged fund to benefit from strengthened management and greater efficiency. Your board carefully analyzed and discussed with management the rationale and proposed terms of each merger to ensure that the mergers were beneficial to the shareholders of all affected funds before approving them. Eight of these mergers were subsequently approved by shareholders of the target funds during 2005. The remaining six fund mergers were approved by shareholders in early 2006.

                      . Your board, through its Investments Committee and
                        Subcommittees, continued to closely monitor the portfolio performance of the funds. During the year, your board reviewed portfolio management changes made by the advisor at 11 funds with the objective of organizing management teams around common processes and shared investment views. Management believes these changes will lead to improved investment performance.

                      In 2006, your board will continue to focus on fund
                    expenses and investment performance. Although many funds have good performance, we are working with management to seek improvements for those funds currently performing below expectations. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                      The AIM Funds board is pleased to welcome our newest
                    independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward
                    K. Dunn, Jr., who retired in 2006.

                      Your board welcomes your views. Please mail them to me at
                    AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board

                    May 17, 2006

AIM LEISURE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The fiscal year ended March 31, 2006, was a difficult one for consumer discretionary stocks--the type of stocks in which AIM Leisure Fund invests the bulk of its assets. For the year, your Fund lagged the S&P 500 Index but held up better than the consumer discretionary sector of the S&P 500 Index, which returned just 2.24%. The Fund underperformed the S&P 500 Index because the consumer discretionary sector was the weakest sector of the broad market.

     We encourage shareholders to measure the success of our investment process over the long term. Senior portfolio manager Mark Greenberg recently reached his 10-year anniversary of managing the Fund. Average annual total return for the Fund's Investor Class shares, which are sold at net asset value, was 13.21% versus 8.95% for the S&P 500 Index for the 10 years ended March 31, 2006.

     Your Fund's long-term performance appears on pages 6 and 7.
--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/05-3/31/06, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                          6.58%

Class B Shares                          5.81

Class C Shares                          5.79

Investor Class Shares                   6.59

S&P 500 Index (Broad Market Index/
Style-specific Index)                  11.72

SOURCE: LIPPER INC.
--------------------------------------------------------------------------------

HOW WE INVEST

We focus on companies that profit from consumer spending on leisure activities (products and/or services purchased with consumers' discretionary dollars) and that are growing their market share, cash flow and earnings at rates greater than the broad market.

   We perform both fundamental and valuation analysis:

.. Fundamental research includes interviews with company managements, buyers, customers and competitors. We ask company management teams to detail their three- to five-year strategic plan and their corresponding financial goals. We then evaluate whether the company has the right management in place, appropriate competitive position and adequate resources to realize their vision

.. Valuation analysis involves using financial models for each company in an effort to estimate its fair valuation over the next two to three years based primarily on our expectations for free cash flow growth

   Just as we look for managements with long-term visions, we maintain a long-term investment horizon, resulting in relatively low portfolio turnover. We manage risk by diversifying the Fund's holdings across leisure-related industries that include cable TV, satellite programming, publishing, cruise lines, advertising agencies, hotels, casinos, electronic games and toys, and entertainment companies.

  We consider selling or trimming a stock when:

.. There is a change in the company's fundamental business prospects

.. A stock reaches its target price

MARKET CONDITIONS AND YOUR FUND

Despite widespread concern about the potential impact of rising short-term interest rates, historically high energy prices, ongoing fear of a housing bubble and the long-term economic effects of two devastating Gulf Coast hurricanes, the U.S. economy showed signs of strength for the fiscal year. The economy expanded, inflation remained contained and corporate profits generally rose. During the fiscal year, the U.S. Federal Reserve (the Fed) continued its tightening policy, raising the key federal funds rate to 4.75%.

                                                                     (continued)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                              TOP 10 EQUITY HOLDINGS*
By sector                                          1.  Harrah's Entertainment, Inc.                      6.7%
Consumer Discretionary                  80.0%      2.  Omnicom Group Inc.                                6.2
Consumer Staples                         8.4       3.  News Corp.-Class A                                4.1
Financials                               5.3       4.  Groupe Bruxelles Lambert S.A.
Information Technology                   2.5           (Belgium)                                         3.8
Industrials                              1.4       5.  Starwood Hotels & Resorts Worldwide Inc.          3.6
Exchange-Traded Funds                    1.4       6.  Carnival Corp.                                    3.2
Money Market Funds                                 7.  Hilton Hotels Corp.                               2.7
Plus Other Assets Less Liabilities       1.0       8.  Polo Ralph Lauren Corp.                           2.7
                                                   9.  Cablevision Systems Corp.-Class A                 2.6
                                                   10. InterContinental Hotels
                                                       Group PLC (United Kingdom)                        2.3

                                                   TOTAL NET ASSETS                           $768.7 MILLION
                                                   TOTAL NUMBER OF HOLDINGS*                              80

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund    holdings.
--------------------------------------------------------------------------------

AIM LEISURE FUND

     Against this backdrop, energy, financials and telecommunication services were the best-performing sectors of the S&P 500 Index. The consumer discretionary sector struggled and was the weakest sector of the broad market. Rising oil and natural gas prices hurt the profits of many consumer discretionary companies. We do not make investments or position the Fund on the basis of short-term outlooks for such economic factors as changes in energy prices.

                               We are comfortable
                               with the quality of
                              the companies that we
                                  have selected
                                for inclusion in
                                AIM Leisure Fund,
                              and we remind share-
                                holders that our
                              time horizon for the
                               stocks in the Fund
                             is two to three years.

     Although consumer discretionary stocks generally struggled during the year, there were a number of bright spots for the Fund. Luxury goods and apparel stocks, as a group, did well during the year. RICHEMONT, the parent company of jeweler Cartier, and POLO RALPH LAUREN, a distributor of apparel, home and fragrance products, continued to be standout performers due to products that were well received by consumers. The companies' higher-end consumers tend to be less affected by rising energy prices, and both companies raised their earnings guidance.

     Our investments in casino and gaming stocks were also among the top contributors to Fund performance during the year. HARRAH'S ENTERTAINMENT and INTERNATIONAL GAME TECHNOLOGY--both long-term Fund holdings--were strong contributors for the fiscal year. We continued to own the stocks based on our belief that both companies are leading growth companies in the industry with sustainable competitive advantages, solid strategic plans and strong management teams.

     Conversely, our advertising, broadcasting and cable television stocks--including OMINICOM, LIBERTY MEDIA and COMCAST--detracted from Fund performance. Omnicom, a diversified advertising, marketing and communications company, underperformed during the year even though the company recently won new business and reported rising earnings. Apparently, few on Wall Street are interested in advertising firms not strictly tied to the Internet. We believe that kind of thinking is short-sighted, and we continued to hold the stock at the close of the reporting period.

     As a group, broadcasting stocks struggled for much of the year as investors worried that advertising revenues might weaken, given economic uncertainty and a shift from traditional advertising to online advertising. Nonetheless, we continued to hold both Liberty Media and Comcast because we considered the companies attractively valued and believed that they may be poised to do well going forward.

     We are comfortable with the quality of the companies that we have selected for inclusion in AIM Leisure Fund, and we remind shareholders that our time horizon for the stocks in the Fund is two to three years. The Fund is positioned in line with its mandate; it has exposure to a variety of leisure-related industries based on our bottom-up, stock-by-stock approach to investing.

IN CLOSING
     In good years and bad, we've reminded investors that sectors go in and out of favor--and we've explained that there will be years in which the Fund will outperform the broad market, and years in which it will lag the broad market. This fiscal year was one in which the Fund underperformed the broad market due to pervasive weakness in the consumer discretionary sector.

     While no one can predict the future, we take comfort in the fact that for more than four decades, spending on leisure-related activities grew faster than the overall market. That is why we maintain a long-term investment perspective, and why we urge you to do the same.

     As always, we thank you for your continuing investment in AIM Leisure Fund.

     THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------

[GREENBERG PHOTO]

MARK D. GREENBERG, Chartered Financial Analyst, senior portfolio manager, is portfolio manager of AIM Leisure Fund. Mr. Greenberg began his career in 1980, and media and entertainment stocks became his focus in 1983. He joined the Fund's advisor in 1996. Mr. Greenberg attended City University in London, England, and received his B.S.B.A. in economics with a specialization in finance from Marquette University.

Assisted by the Leisure Team

                              [RIGHT ARROW GRAPHIC]
--------------------------------------------------------------------------------
FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6
AND 7.

AIM LEISURE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of Class R shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2005, through March 31, 2006. The actual ending account value and expenses of Class R shares in the below example are based on an investment of $1,000 invested on October 25, 2005 (the date the share class commenced sales) and held through March 31, 2006.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (October 25, 2005 through March 31, 2006 for Class R shares). Because the actual ending account value and expense information in the example is not based upon a six month period for Class R shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2006, appear in the table "Cumulative Total Returns" on page 7. (Class R share performance also appears on page 7.)

   THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND
OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                        ACTUAL                      HYPOTHETICAL
                                                        (5% ANNUAL RETURN BEFORE EXPENSES)

          BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES     ENDING ACCOUNT     EXPENSES     ANNUALIZED
SHARE           VALUE           VALUE        PAID DURING       VALUE         PAID DURING     EXPENSE
CLASS         (10/1/05)       (3/31/06)/1/    PERIOD/2/      (3/31/06)        PERIOD/2,3/     RATIO
A            $ 1,000.00      $  1,071.00      $  6.45        $ 1,018.70        $  6.29        1.25%
B              1,000.00         1,067.10        10.31          1,014.96          10.05         2.00
C              1,000.00         1,066.80        10.31          1,014.96          10.05         2.00
Investor       1,000.00         1,070.80         6.45          1,018.70           6.29         1.25
R              1,000.00         1,105.70         6.93          1,017.35           7.64         1.52

/1/ The actual ending account value is based on the actual total return of the Fund for the period October 1, 2005, through March 31, 2006 (October 25, 2005 through March 31, 2006 for Class R shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the period ended March 31, 2006, appear in the table "Cumulative Total Returns" on page 7. For Class R share performance, see page 7.

/2/ Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year. For Class R shares, actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 158 (October 25, 2005, through March 31, 2006)/365. Because Class R shares have not been in existence for a full six-month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six-month period. Also, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

/3/ Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R shares of the Fund and other funds because such data is based on a full six month period.
--------------------------------------------------------------------------------
                                     [ARROW
                                     BUTTON        For More Information Visit
                                     IMAGE]        AIMINVESTMENTS.COM

AIM LEISURE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

   RESULTS OF A $10,000 INVESTMENT
   FUND DATA FROM 1/19/84, INDEX DATA FROM 1/31/84

--------------------------------------------------------------------------------
                                [MOUNTAIN CHART]

            DATE             AIM LEISURE FUND-         S&P 500
                           INVESTOR CLASS SHARES        INDEX
            01/19/84             $ 10000
               01/84               10000               $ 10000
               02/84                9975                  9648
               03/84                9850                  9815
               04/84                9901                  9908
               05/84                9601                  9359
               06/84               10126                  9562
               07/84                9913                  9444
               08/84               10700                 10486
               09/84               10500                 10488
               10/84               10663                 10529
               11/84               10424                 10411
               12/84               10689                 10685
               01/85               11595                 11518
               02/85               12262                 11659
               03/85               12602                 11666
               04/85               12299                 11656
               05/85               12703                 12329
               06/85               12904                 12523
               07/85               12904                 12506
               08/85               12917                 12384
               09/85               12087                 12010
               10/85               12679                 12565
               11/85               13348                 13427
               12/85               14132                 14077
               01/86               14271                 14156
               02/86               16027                 15213
               03/86               17064                 16062
               04/86               17696                 15882
               05/86               18794                 16727
               06/86               19730                 17010
               07/86               17467                 16059
               08/86               17771                 17249
               09/86               16558                 15822
               10/86               17877                 16735
               11/86               17546                 17142
               12/86               16792                 16705
               01/87               18520                 18955
               02/87               20405                 19704
               03/87               20405                 20273
               04/87               19871                 20093
               05/87               19588                 20266
               06/87               20515                 21289
               07/87               22275                 22368
               08/87               22558                 23203
               09/87               22102                 22695
               10/87               16387                 17808
               11/87               15312                 16341
               12/87               16913                 17585
               01/88               17405                 18323
               02/88               18662                 19173
               03/88               19299                 18583
               04/88               19607                 18789
               05/88               19262                 18949
               06/88               20955                 19819
               07/88               20936                 19743
               08/88               19990                 19074
               09/88               21591                 19886
               10/88               21829                 20439
               11/88               20956                 20147
               12/88               21739                 20498
               01/89               23450                 21998
               02/89               23851                 21450
               03/89               24779                 21950
               04/89               26890                 23089
               05/89               28111                 24020
               06/89               27510                 23885
               07/89               29985                 26040
               08/89               31077                 26548
               09/89               31459                 26439
               10/89               30452                 25825
               11/89               30620                 26350
               12/89               30054                 26982
               01/90               26931                 25171
               02/90               27330                 25496
               03/90               28483                 26172
               04/90               28463                 25520
               05/90               31315                 28003
               06/90               31208                 27816
               07/90               29888                 27727
               08/90               25803                 25223
               09/90               23393                 23997
               10/90               22747                 23896
               11/90               25101                 25438
               12/90               26760                 26145
               01/91               28556                 27279
               02/91               30958                 29227
               03/91               33177                 29934
               04/91               33111                 30006
               05/91               35488                 31297
               06/91               33157                 29863
               07/91               34390                 31255
               08/91               36344                 31992
               09/91               36322                 31458
               10/91               38076                 31880
               11/91               37155                 30598
               12/91               40874                 34092
               01/92               41618                 33458
               02/92               43079                 33890
               03/92               43079                 33232
               04/92               41795                 34206
               05/92               41924                 34374
               06/92               41157                 33862
               07/92               42079                 35243
               08/92               41721                 34524
               09/92               42977                 34932
               10/92               44297                 35050
               11/92               48890                 36242
               12/92               50440                 36688
               01/93               52422                 36996
               02/93               51604                 37499
               03/93               54974                 38290
               04/93               53699                 37364
               05/93               56556                 38361
               06/93               55769                 38473
               07/93               56857                 38319
               08/93               62543                 39771
               09/93               66814                 39465
               10/93               69260                 40282
               11/93               67224                 39899
               12/93               68460                 40382
               01/94               67050                 41755
               02/94               67198                 40623
               03/94               64637                 38856
               04/94               64082                 39354
               05/94               62967                 39995
               06/94               61172                 39015
               07/94               63613                 40295
               08/94               65935                 41943
               09/94               65935                 40919
               10/94               66554                 41836
               11/94               65024                 40313
               12/94               65056                 40910
               01/95               64230                 41969
               02/95               67448                 43602
               03/95               69505                 44888
               04/95               68706                 46208
               05/95               69592                 48052
               06/95               72598                 49166
               07/95               76802                 50794
               08/95               77508                 50921
               09/95               75733                 53070
               10/95               73196                 52879
               11/95               75012                 55195
               12/95               75334                 56260
               01/96               77451                 58173
               02/96               79287                 58714
               03/96               80381                 59278
               04/96               83845                 60149
               05/96               84868                 61695
               06/96               84308                 61929
               07/96               77884                 59192
               08/96               79753                 60441
               09/96               82752                 63838
               10/96               80997                 65600
               11/96               83614                 70552
               12/96               82167                 69155
               01/97               83769                 73471
               02/97               83367                 74051
               03/97               81108                 71015
               04/97               82487                 75247
               05/97               86636                 79845
               06/97               91514                 83398
               07/97               95046                 90028
               08/97               93734                 84987
               09/97               99227                 89636
               10/97               99058                 86642
               11/97              100406                 90653
               12/97              103900                 92212
               01/98              103453                 93227
               02/98              110933                 99948
               03/98              119963                105066
               04/98              120047                106138
               05/98              117886                104312
               06/98              123650                108547
               07/98              122303                107396
               08/98              102355                 91878
               09/98              108036                 97767
               10/98              114086                105706
               11/98              121764                112111
               12/98              134841                118569
               01/99              145952                123525
               02/99              142902                119684
               03/99              152362                124471
               04/99              164871                129288
               05/99              164953                126237
               06/99              175329                133218
               07/99              174768                129075
               08/99              169192                128429
               09/99              177787                124910
               10/99              188384                132817
               11/99              198801                135513
               12/99              223293                143481
               01/00              208467                136279
               02/00              207341                133703
               03/00              221046                146779
               04/00              207054                142361
               05/00              198006                139443
               06/00              209827                142873
               07/00              210016                140644
               08/00              220201                149378
               09/00              213309                141491
               10/00              213821                140897
               11/00              196052                129794
               12/00              205502                130430
               01/01              226032                135060
               02/01              219567                122756
               03/01              208874                114986
               04/01              224185                123909
               05/01              231717                124739
               06/01              229702                121708
               07/01              216540                120515
               08/01              209177                112983
               09/01              174454                103865
               10/01              183682                105849
               11/01              203979                113968
               12/01              213934                114971
               01/02              211195                113292
               02/02              214722                111105
               03/02              221422                115283
               04/02              217790                108297
               05/02              217681                107506
               06/02              192953                 99852
               07/02              179022                 92073
               08/02              183050                 92672
               09/02              172597                 82608
               10/02              176740                 89869
               11/02              190260                 95153
               12/02              180938                 89568
               01/03              177011                 87230
               02/03              170763                 85922
               03/03              175203                 86755
               04/03              190498                 93895
               05/03              201528                 98834
               06/03              202999                100099
               07/03              206470                101861
               08/03              211921                103847
               09/03              207195                102746
               10/03              219129                108551
               11/03              224936                109507
               12/03              235778                115245
               01/04              237830                117365
               02/04              242491                118997
               03/04              242952                117200
               04/04              239040                115360
               05/04              238753                116940
               06/04              239732                119209
               07/04              225756                115263
               08/04              224221                115724
               09/04              234333                116974
               10/04              242628                118763
               11/04              254954                123562
               12/04              267880                127763
               01/05              259924                124645
               02/05              263693                127263
               03/05              260819                125010
               04/05              251325                122635
               05/05              258362                126535
               06/05              262263                126712
               07/05              267928                131426
               08/05              262998                130230
               09/05              259632                131285
               10/05              249428                129092
               11/05              259730                133972
               12/05              264561                134025
               01/06              269878                137577
               02/06              270337                137948
               03/06              277954                139692

--------------------------------------------------------------------------------
SOURCE: LIPPER, INC.

Past performance cannot guarantee comparable future results.

   The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

   This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, the space between $10,000 and $20,000 is the same as that between $20,000 and $40,000, and so on.

AIM LEISURE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/06, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)             4.38%
 1 Year                         0.73

CLASS B SHARES
Inception (3/28/02)             4.69%
 1 Year                         1.07

CLASS C SHARES
Inception (2/14/00)             3.56%
 5 Years                        5.00
 1 Year                         4.84

CLASS R SHARES
Inception (10/25/05)           10.57%
Investor Class Shares
Inception (1/19/84)            16.16%
10 Years                       13.21
 5 Years                        5.89
 1 Year                         6.59
================================================================================

CUMULATIVE TOTAL RETURNS

6 months ended 3/31/06, excluding applicable sales charges

Class A Shares                  7.10%
Class B Shares                  6.71
Class C Shares                  6.68
Investor Class Shares           7.08

================================================================================

CUMULATIVE TOTAL RETURNS

10/25/05-3/31/06, excluding applicable sales charges

Class R Shares                 10.57%

================================================================================

     THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR.

     INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

AIM LEISURE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Sector Funds (the "Board") oversees the management of AIM Leisure Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

   The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

   One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

   The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the one and three year periods was below the median performance of such comparable funds and above such median performance for the five year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the S&P 500 Index. The Board noted that the Fund's performance in such periods was above the performance of such Index. The Board also noted that the performance of such Index does not reflect fees, while the performance of the Fund does reflect fees. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the initial advisory fee rate for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund; and (ii) was lower than the advisory fee rates for two offshore funds for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through March 31, 2006 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

                                                                     (continued)

AIM LEISURE FUND

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM LEISURE FUND

SCHEDULE OF INVESTMENTS
March 31, 2006

                                                     SHARES       VALUE
     -------------------------------------------------------------------------
     DOMESTIC COMMON STOCKS & OTHER
      EQUITY INTERESTS-77.30%

     ADVERTISING-6.74%
     Harte-Hanks, Inc.                                161,050 $   4,404,717
     -------------------------------------------------------------------------
     Omnicom Group Inc.                               569,100    47,377,575
     -------------------------------------------------------------------------
                                                                 51,782,292
     -------------------------------------------------------------------------

     APPAREL, ACCESSORIES & LUXURY
      GOODS-3.24%
     Carter's, Inc./(a)/                               62,637     4,227,371
     -------------------------------------------------------------------------
     Polo Ralph Lauren Corp.                          341,768    20,714,559
     -------------------------------------------------------------------------
                                                                 24,941,930
     -------------------------------------------------------------------------

     BREWERS-0.98%
     Anheuser-Busch Cos., Inc.                        176,933     7,567,424
     -------------------------------------------------------------------------

     BROADCASTING & CABLE TV-13.83%
     Cablevision Systems Corp.-Class A/(a)/           750,893    20,048,843
     -------------------------------------------------------------------------
     CBS Corp.-Class A                                 64,550     1,555,655
     -------------------------------------------------------------------------
     CBS Corp.-Class B                                 64,700     1,551,506
     -------------------------------------------------------------------------
     Clear Channel Communications, Inc.               296,549     8,602,886
     -------------------------------------------------------------------------
     Comcast Corp.-Class A/(a)/                       425,300    11,125,848
     -------------------------------------------------------------------------
     Discovery Holding Co.-Class A/(a)/               261,468     3,922,020
     -------------------------------------------------------------------------
     EchoStar Communications Corp.-Class A/(a)/       349,485    10,439,117
     -------------------------------------------------------------------------
     Gray Television, Inc.                            318,674     2,676,862
     -------------------------------------------------------------------------
     Liberty Global, Inc.-Class A/(a)/                220,489     4,513,410
     -------------------------------------------------------------------------
     Liberty Global, Inc.-Series C/(a)/               220,489     4,354,658
     -------------------------------------------------------------------------
     Liberty Media Corp.-Class A/(a)/               2,004,379    16,455,952
     -------------------------------------------------------------------------
     Liberty Media Corp.-Class B/(a)/                 179,925     1,484,381
     -------------------------------------------------------------------------
     NTL Inc./(a)/                                    146,250     4,257,337
     -------------------------------------------------------------------------
     Scripps Co. (E.W.) (The)-Class A                 137,300     6,138,683
     -------------------------------------------------------------------------
     Sinclair Broadcast Group, Inc.-Class A           495,200     4,035,880
     -------------------------------------------------------------------------
     Spanish Broadcasting System, Inc.-Class A/(a)/   222,200     1,228,766
     -------------------------------------------------------------------------
     Univision Communications Inc.-Class A/(a)/       113,300     3,905,451
     -------------------------------------------------------------------------
                                                                106,297,255
     -------------------------------------------------------------------------

     CASINOS & GAMING-10.24%
     Aztar Corp./(a)/                                 122,100     5,126,979
     -------------------------------------------------------------------------
     Harrah's Entertainment, Inc.                     664,572    51,810,033
     -------------------------------------------------------------------------
     International Game Technology                    349,740    12,317,843
     -------------------------------------------------------------------------
     MGM MIRAGE/(a)/                                  220,032     9,481,179
     -------------------------------------------------------------------------
                                                                 78,736,034
     -------------------------------------------------------------------------

     CONSUMER ELECTRONICS-0.19%
     Directed Electronics, Inc./(a)/                   85,714     1,435,709
     -------------------------------------------------------------------------

     DEPARTMENT STORES-1.12%
     Kohl's Corp./(a)/                                162,774     8,628,650
     -------------------------------------------------------------------------

                                                     SHARES      VALUE
      -----------------------------------------------------------------------

      DIVERSIFIED COMMERCIAL & PROFESSIONAL
       SERVICES-1.44%
      Cendant Corp.                                  639,259 $  11,091,144
      -----------------------------------------------------------------------

      FOOTWEAR-0.77%
      NIKE, Inc.-Class B                              69,400     5,905,940
      -----------------------------------------------------------------------

      GENERAL MERCHANDISE STORES-0.76%
      Target Corp.                                   112,700     5,861,527
      -----------------------------------------------------------------------

      HOME ENTERTAINMENT SOFTWARE-0.42%
      Electronic Arts Inc./(a)/                       58,400     3,195,648
      -----------------------------------------------------------------------

      HOME IMPROVEMENT RETAIL-1.63%
      Home Depot, Inc. (The)                         295,722    12,509,041
      -----------------------------------------------------------------------

      HOTELS, RESORTS & CRUISE LINES-12.84%
      Carnival Corp./(b)/                            520,100    24,637,137
      -----------------------------------------------------------------------
      Hilton Hotels Corp.                            816,041    20,776,404
      -----------------------------------------------------------------------
      Marriott International, Inc.-Class A           235,500    16,155,300
      -----------------------------------------------------------------------
      Royal Caribbean Cruises Ltd.                   231,944     9,746,287
      -----------------------------------------------------------------------
      Starwood Hotels & Resorts Worldwide, Inc./(c)/ 403,860    27,353,438
      -----------------------------------------------------------------------
                                                                98,668,566
      -----------------------------------------------------------------------

      HYPERMARKETS & SUPER CENTERS-1.04%
      Wal-Mart Stores, Inc.                          169,177     7,991,921
      -----------------------------------------------------------------------

      INTERNET RETAIL-1.16%
      Blue Nile, Inc./(a)(d)/                        134,217     4,723,096
      -----------------------------------------------------------------------
      Expedia, Inc./(a)/                             206,050     4,176,634
      -----------------------------------------------------------------------
                                                                 8,899,730
      -----------------------------------------------------------------------

      INTERNET SOFTWARE & SERVICES-2.10%
      Yahoo! Inc./(a)/                               499,482    16,113,289
      -----------------------------------------------------------------------

      INVESTMENT COMPANIES-EXCHANGE TRADED
       FUNDS-1.37%
      iShares Russell 3000 Index Fund                 46,568     3,524,732
      -----------------------------------------------------------------------
      iShares S&P 500 Index Fund                      26,936     3,498,987
      -----------------------------------------------------------------------
      S&P 500 Depositary Receipts Trust-Series 1      27,039     3,510,473
      -----------------------------------------------------------------------
                                                                10,534,192
      -----------------------------------------------------------------------

      LEISURE FACILITIES-0.34%
      Cedar Fair, L.P.                                89,200     2,609,100
      -----------------------------------------------------------------------

      LEISURE PRODUCTS-0.89%
      Marvel Entertainment, Inc./(a)/                110,300     2,219,236
      -----------------------------------------------------------------------
      Polaris Industries Inc.                         84,700     4,621,232
      -----------------------------------------------------------------------
                                                                 6,840,468
      -----------------------------------------------------------------------

AIM LEISURE FUND

                                                         SHARES      VALUE
  ----------------------------------------------------------------------------

  MOVIES & ENTERTAINMENT-8.98%
  News Corp.-Class A                                    1,903,094 $ 31,610,391
  ----------------------------------------------------------------------------
  Pixar/(a)/                                               66,600    4,271,724
  ----------------------------------------------------------------------------
  Time Warner Inc.                                        980,000   16,454,200
  ----------------------------------------------------------------------------
  Viacom Inc.-Class A/(a)/                                 54,850    2,125,986
  ----------------------------------------------------------------------------
  Viacom Inc.-Class B/(a)/                                 55,000    2,134,000
  ----------------------------------------------------------------------------
  Walt Disney Co. (The)                                   447,299   12,475,169
  ----------------------------------------------------------------------------
                                                                    69,071,470
  ----------------------------------------------------------------------------

  PUBLISHING-3.53%
  Belo Corp.-Class A                                      304,800    6,059,424
  ----------------------------------------------------------------------------
  Gannett Co., Inc.                                        95,205    5,704,684
  ----------------------------------------------------------------------------
  McClatchy Co. (The)-Class A/(d)/                        129,300    6,316,305
  ----------------------------------------------------------------------------
  McGraw-Hill Cos., Inc. (The)                            157,000    9,046,340
  ----------------------------------------------------------------------------
                                                                    27,126,753
  ----------------------------------------------------------------------------

  RESTAURANTS-1.57%
  McDonald's Corp.                                        142,720    4,903,859
  ----------------------------------------------------------------------------
  Ruth's Chris Steak House, Inc./(a)/                      86,393    2,057,017
  ----------------------------------------------------------------------------
  Yum! Brands, Inc.                                       104,926    5,126,685
  ----------------------------------------------------------------------------
                                                                    12,087,561
  ----------------------------------------------------------------------------

  SOFT DRINKS-0.87%
  PepsiCo, Inc.                                           115,700    6,686,303
  ----------------------------------------------------------------------------

  SPECIALTY STORES-1.25%
  PETsMART, Inc.                                          341,167    9,600,439
  ----------------------------------------------------------------------------
    Total Domestic Common Stocks & Other
     Equity Interests
     (Cost $413,248,382)                                           594,182,386
  ----------------------------------------------------------------------------
  FOREIGN STOCKS & OTHER EQUITY
   INTERESTS-21.69%

  BELGIUM-5.09%
  Compagnie Nationale a Portefeuille (Multi-Sector
   Holdings)/(d)(e)/                                        8,900    3,207,111
  ----------------------------------------------------------------------------
  Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)   263,800   29,343,545
  ----------------------------------------------------------------------------
  InBev N.V. (Brewers)                                    139,535    6,543,185
  ----------------------------------------------------------------------------
                                                                    39,093,841
  ----------------------------------------------------------------------------

  BRAZIL-1.19%
  Companhia de Bebidas das Americas-ADR (Brewers)         244,546    9,177,811
  ----------------------------------------------------------------------------

  CANADA-1.38%
  Intrawest Corp. (Hotels, Resorts & Cruise Lines)        309,480   10,581,121
  ----------------------------------------------------------------------------

  DENMARK-1.01%
  Carlsberg A.S.-Class B (Brewers)/(d)(e)/                119,300    7,778,747
  ----------------------------------------------------------------------------

                                                         SHARES       VALUE
--------------------------------------------------------------------------------

FRANCE-3.16%
Accor S.A. (Hotels, Resorts & Cruise Lines)/(e)/          207,500 $  11,929,489
--------------------------------------------------------------------------------
JC Decaux S.A. (Advertising)/(a)(e)/                      218,400     5,910,245
--------------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)                 33,800     6,475,058
--------------------------------------------------------------------------------
                                                                     24,314,792
--------------------------------------------------------------------------------

HONG KONG-0.21%
Television Broadcasts Ltd.-ADR (Broadcasting &
 Cable TV)/(d)(f)/                                        138,900     1,575,182
--------------------------------------------------------------------------------

JAPAN-0.39%
Sony Corp.-ADR (Consumer Electronics)                      64,500     2,971,515
--------------------------------------------------------------------------------

NETHERLANDS-1.47%
Jetix Europe N.V. (Broadcasting & Cable TV)/(a)(d)(e)/    513,915    11,327,693
--------------------------------------------------------------------------------

SWITZERLAND-2.18%
Compagnie Financiere Richemont A.G.-Class A
 (Apparel, Accessories & Luxury Goods)/(d)(e)/            179,500     8,606,514
--------------------------------------------------------------------------------
Pargesa Holding S.A.-Class B (Multi-Sector
 Holdings)/(d)(e)/                                         84,800     8,175,790
--------------------------------------------------------------------------------
                                                                     16,782,304
--------------------------------------------------------------------------------

UNITED KINGDOM-5.61%
Diageo PLC (Distillers & Vintners)                        774,600    12,199,587
--------------------------------------------------------------------------------
InterContinental Hotels Group PLC (Hotels, Resorts &
 Cruise Lines)/(e)/                                     1,077,018    17,590,286
--------------------------------------------------------------------------------
WPP Group PLC (Advertising)/(e)/                        1,112,030    13,319,357
--------------------------------------------------------------------------------
                                                                     43,109,230
--------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests
   (Cost $101,410,800)                                              166,712,236
--------------------------------------------------------------------------------

MONEY MARKET FUNDS-0.24%
Premier Portfolio-Institutional Class/(g)/              1,876,748     1,876,748
--------------------------------------------------------------------------------
    Total Money Market Funds
     (Cost $1,876,748)                                                1,876,748
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (excluding investments
 purchased with cash collateral from securities
 loaned)-99.23%
 (Cost $516,535,930)                                                762,771,370
--------------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED
 MONEY MARKET FUNDS-3.16%
Premier Portfolio-Institutional Class/(g)(h)/          24,296,094    24,296,094
--------------------------------------------------------------------------------
    Total Money Market Funds (purchased with cash
     collateral from securities loaned)
     (Cost $24,296,094)                                              24,296,094
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-102.39% (Cost $540,832,024)                       787,067,464
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(2.39)%                               (18,389,270)
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                                $ 768,678,194
--------------------------------------------------------------------------------

AIM LEISURE FUND

Investment Abbreviations:

ADR- American Depositary Receipt

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Each unit represents one common share and one paired trust share. /(c)/Each unit represents one common share and one Class B share.
/(d)/All or a portion of this security is out on loan at March 31, 2006. /(e)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at March 31, 2006 was $87,845,232, which represented 11.43% of the Fund's Net Assets. See Note 1A.
/(f)/In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The value of this security at March 31, 2006 represented 0.20% of the Fund's Net Assets. See Note 1A.
/(g)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(h)/The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

ASSETS:
Investments, at value (cost $514,659,182)*                           $760,894,622
----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $26,172,842)        26,172,842
----------------------------------------------------------------------------------
    Total investments (cost $540,832,024)                             787,067,464
----------------------------------------------------------------------------------
Foreign currencies, at value (cost $3,476,698)                          3,478,119
----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                      5,086,488
----------------------------------------------------------------------------------
  Fund shares sold                                                        333,491
----------------------------------------------------------------------------------
  Dividends                                                             1,185,820
----------------------------------------------------------------------------------
  Investment for trustee deferred compensation and retirement plans        79,397
----------------------------------------------------------------------------------
  Other assets                                                             39,690
----------------------------------------------------------------------------------
    Total assets                                                      797,270,469
----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                3,490,247
----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                      114,354
----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                          24,296,094
----------------------------------------------------------------------------------
Accrued distribution fees                                                 197,645
----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                           6,096
----------------------------------------------------------------------------------
Accrued transfer agent fees                                               349,107
----------------------------------------------------------------------------------
Accrued operating expenses                                                138,732
----------------------------------------------------------------------------------
    Total liabilities                                                  28,592,275
----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                          $768,678,194
----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                        $514,346,332
----------------------------------------------------------------------------------
Undistributed net investment income (loss)                            (12,984,441)
----------------------------------------------------------------------------------
Undistributed net realized gain from investment securities, foreign
 currencies and futures contracts                                      21,087,447
----------------------------------------------------------------------------------
Unrealized appreciation from investment securities and foreign
 currencies                                                           246,228,856
----------------------------------------------------------------------------------
                                                                     $768,678,194
----------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                         $132,514,551
          ------------------------------------------------------------
          Class B                                         $ 34,272,024
          ------------------------------------------------------------
          Class C                                         $ 33,549,410
          ------------------------------------------------------------
          Class R                                         $     21,517
          ------------------------------------------------------------
          Investor Class                                  $568,320,692
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            3,050,024
          ------------------------------------------------------------
          Class B                                              807,206
          ------------------------------------------------------------
          Class C                                              811,279
          ------------------------------------------------------------
          Class R                                                495.7
          ------------------------------------------------------------
          Investor Class                                    13,102,996
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      43.45
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $43.45 / 94.50%)        $      45.98
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      42.46
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      41.35
          ------------------------------------------------------------
          Class R:
            Net asset value and offering price per share  $      43.41
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      43.37
          ------------------------------------------------------------

* At March 31, 2006, securities with an aggregate value of $23,243,449 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM LEISURE FUND

STATEMENT OF OPERATIONS
For the year ended March 31, 2006

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $237,205)                                     $ 12,483,548
--------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of
 $135,673, after compensation to counterparties of $753,885)                                    861,123
--------------------------------------------------------------------------------------------------------
Interest                                                                                          8,007
--------------------------------------------------------------------------------------------------------
   Total investment income                                                                   13,352,678
--------------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                                 5,562,715
--------------------------------------------------------------------------------------------------------
Administrative services fees                                                                    228,604
--------------------------------------------------------------------------------------------------------
Custodian fees                                                                                  204,706
--------------------------------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                                        334,019
--------------------------------------------------------------------------------------------------------
 Class B                                                                                        352,840
--------------------------------------------------------------------------------------------------------
 Class C                                                                                        343,667
--------------------------------------------------------------------------------------------------------
 Class K                                                                                         58,646
--------------------------------------------------------------------------------------------------------
 Class R                                                                                             24
--------------------------------------------------------------------------------------------------------
 Investor Class                                                                               1,534,991
--------------------------------------------------------------------------------------------------------
Transfer agent fees                                                                           1,964,387
--------------------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                                        39,848
--------------------------------------------------------------------------------------------------------
Other                                                                                           386,083
--------------------------------------------------------------------------------------------------------
   Total expenses                                                                            11,010,530
--------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                           (38,610)
--------------------------------------------------------------------------------------------------------
   Net expenses                                                                              10,971,920
--------------------------------------------------------------------------------------------------------
Net investment income                                                                         2,380,758
--------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
 FUTURES CONTRACTS
Net realized gain (loss) from:
 Investment securities (includes gains from securities sold to affiliates of $99,600)        97,152,618
--------------------------------------------------------------------------------------------------------
 Foreign currencies                                                                            (548,435)
--------------------------------------------------------------------------------------------------------
 Futures contracts                                                                           (2,403,546)
--------------------------------------------------------------------------------------------------------
                                                                                             94,200,637
--------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                                                      (49,012,689)
--------------------------------------------------------------------------------------------------------
 Foreign currencies                                                                              (7,968)
--------------------------------------------------------------------------------------------------------
                                                                                            (49,020,657)
--------------------------------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and futures contracts                45,179,980
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       $ 47,560,738
--------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM LEISURE FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2006 and 2005

                                                                                   MARCH 31,      MARCH 31,
                                                                                     2006           2005
-------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                                    $   2,380,758  $   (716,062)
-------------------------------------------------------------------------------------------------------------
 Net realized gain on investment securities, foreign currencies and futures
   contracts                                                                        94,200,637    51,283,517
-------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities
   and foreign currencies                                                          (49,020,657)    9,887,579
-------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                             47,560,738    60,455,034
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
 Class A                                                                            (1,478,318)     (527,790)
-------------------------------------------------------------------------------------------------------------
 Class B                                                                              (275,141)      (65,995)
-------------------------------------------------------------------------------------------------------------
 Class C                                                                              (273,567)      (81,397)
-------------------------------------------------------------------------------------------------------------
 Class K                                                                                    --      (741,168)
-------------------------------------------------------------------------------------------------------------
 Class R                                                                                  (104)           --
-------------------------------------------------------------------------------------------------------------
 Investor Class                                                                     (6,284,550)   (5,286,809)
-------------------------------------------------------------------------------------------------------------
   Total distributions from net investment income                                   (8,311,680)   (6,703,159)
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
 Class A                                                                           (13,787,712)           --
-------------------------------------------------------------------------------------------------------------
 Class B                                                                            (3,646,606)           --
-------------------------------------------------------------------------------------------------------------
 Class C                                                                            (3,625,742)           --
-------------------------------------------------------------------------------------------------------------
 Class R                                                                                (1,007)           --
-------------------------------------------------------------------------------------------------------------
 Investor Class                                                                    (57,249,907)           --
-------------------------------------------------------------------------------------------------------------
   Total distributions from net realized gains                                     (78,310,974)           --
-------------------------------------------------------------------------------------------------------------
   Decrease in net assets resulting from distributions                             (86,622,654)   (6,703,159)
-------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                                            51,259,710    16,189,948
-------------------------------------------------------------------------------------------------------------
 Class B                                                                             7,419,440     8,541,533
-------------------------------------------------------------------------------------------------------------
 Class C                                                                             5,751,247      (266,170)
-------------------------------------------------------------------------------------------------------------
 Class K                                                                           (98,550,104)  (22,985,488)
-------------------------------------------------------------------------------------------------------------
 Class R                                                                                21,525            --
-------------------------------------------------------------------------------------------------------------
 Investor Class                                                                    (65,151,262)  (82,709,983)
-------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions         (99,249,444)  (81,230,160)
-------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                          (138,311,360)  (27,478,285)
-------------------------------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of year                                                                 906,989,554   934,467,839
-------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income (loss) of
   ($12,984,441) and ($9,330,263), respectively)                                 $ 768,678,194  $906,989,554
-------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM LEISURE FUND

NOTES TO FINANCIAL STATEMENTS
March 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Leisure Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM LEISURE FUND

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.
J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

AIM LEISURE FUND


NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Class R and Investor Class shares to 1.40%, 2.15%, 2.15%, 1.60%, 1.65% and 1.40% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
(vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2006, AIM waived fees of $4,183.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $2,637.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2006, AIM was paid $228,604.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended
March 31, 2006, the Fund paid AISI $1,964,387.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K, 0.50% of the average daily net assets of Class R and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily assets of Class A shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2006, the Class A, Class B, Class C, Class R and Investor Class shares paid $334,019, $352,840, $343,667, $24 and $1,534,991, respectively. For the period April 1, 2005 through October 21, 2005 (date of conversion), Class K shares paid $58,646.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2006, ADI advised the Fund that it retained $102,174 in front-end sales commissions from the sale of Class A shares and $1,753, $43,312, $6,951 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period April 1, 2005 through October 21, 2005 (date of conversion), ADI advised the Fund it retained $0 from Class K shares for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

AIM LEISURE FUND


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by their Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in an affiliated money market fund. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2006.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:
---------------------------------------------
                                                                                CHANGE IN
                                                                                UNREALIZED                       REALIZED
                                        VALUE     PURCHASES AT PROCEEDS FROM   APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                                   03/31/05       COST         SALES      (DEPRECIATION)  03/31/06   INCOME   (LOSS)
-------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $24,712,532 $230,744,249 $(253,580,033)      $--       $1,876,748 $725,450   $--
-------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:
--------------------------------------------------------------------
                                                                                CHANGE IN
                                                                                UNREALIZED                        REALIZED
                                        VALUE     PURCHASES AT PROCEEDS FROM   APPRECIATION    VALUE     DIVIDEND   GAIN
FUND                                   03/31/05       COST         SALES      (DEPRECIATION)  03/31/06   INCOME*   (LOSS)
--------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $26,348,886 $294,798,917 $(296,851,709)      $--       $24,296,094 $135,673   $--
--------------------------------------------------------------------------------------------------------------------------
Total                                 $51,061,418 $525,543,166 $(550,431,742)      $--       $26,172,842 $861,123   $--
--------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2006, the Fund engaged in securities sales of $1,221,660, which resulted in net realized gains of $99,600 and securities purchases of $2,321,646.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $31,790.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2006, the Fund paid legal fees of $6,876 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

AIM LEISURE FUND

  During the year ended March 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2006, securities with an aggregate value of $23,243,449 were on loan to brokers. The loans were secured by cash collateral of $24,296,094 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2006, the Fund received dividends on cash collateral investments of $135,673 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2006 and 2005 was as follows:

                                            2006        2005
                -----------------------------------------------
                Distributions paid from:
                Ordinary income          $ 8,311,680 $6,703,159
                -----------------------------------------------
                Long-term capital gain    78,310,974         --
                -----------------------------------------------
                Total distributions      $86,622,654 $6,703,159
                -----------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2006, the components of net assets on a tax basis were as follows:

                                                         2006
              ----------------------------------------------------
              Undistributed ordinary income          $ 10,376,767
              ----------------------------------------------------
              Undistributed long-term gain             19,004,711
              ----------------------------------------------------
              Unrealized appreciation -- investments  225,044,166
              ----------------------------------------------------
              Temporary book/tax differences              (70,624)
              ----------------------------------------------------
              Post-October currency loss deferral         (23,158)
              ----------------------------------------------------
              Shares of beneficial interest           514,346,332
              ----------------------------------------------------
              Total net assets                       $768,678,194
              ----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(6,583).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has no capital loss carryforward as of March 31, 2006.

AIM LEISURE FUND


NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2006 was $162,418,351 and $334,442,609, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $231,911,219
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities   (6,860,470)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $225,050,749
   --------------------------------------------------------------------------

   Cost of investments for tax purposes is $562,016,715.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership investments and passive foreign investment companies, on March 31, 2006, undistributed net investment income (loss) was increased by $2,276,744, undistributed net realized gain (loss) was decreased by $2,264,346 and shares of beneficial interest decreased by $12,398. This reclassification had no effect on the net assets of the Fund.

AIM LEISURE FUND


NOTE 12--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. The Fund formerly offered Class K shares; however, as of the close of business October 21, 2005, the Class K shares were converted to Class A shares. Investor Class shares of the Fund are offered only to certain grandfathered investors.
  Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                          ------------------------------------------------------
                                                                   2006/(a)/                      2005
                                                          ---------------------------  -------------------------
                                                             SHARES         AMOUNT       SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    1,690,157  $  76,342,165     793,522  $  34,832,067
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      303,966     13,527,410     261,051     11,331,283
-----------------------------------------------------------------------------------------------------------------
  Class C                                                      335,088     14,484,186     173,013      7,308,032
-----------------------------------------------------------------------------------------------------------------
  Class K                                                       87,158      3,917,051     323,100     13,842,382
-----------------------------------------------------------------------------------------------------------------
  Class R/(b)/                                                   468.8         20,414          --             --
-----------------------------------------------------------------------------------------------------------------
  Investor Class                                             1,086,533     48,574,296   1,793,600     78,195,458
-----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                      352,631     14,581,266      10,802        494,402
-----------------------------------------------------------------------------------------------------------------
  Class B                                                       89,561      3,626,335       1,313         59,192
-----------------------------------------------------------------------------------------------------------------
  Class C                                                       93,161      3,674,292       1,538         67,727
-----------------------------------------------------------------------------------------------------------------
  Class K                                                           --             --      16,282        736,909
-----------------------------------------------------------------------------------------------------------------
  Class R/(b)/                                                    26.9          1,111          --             --
-----------------------------------------------------------------------------------------------------------------
  Investor Class                                             1,495,835     61,748,054     112,325      5,130,605
-----------------------------------------------------------------------------------------------------------------
Conversion of Class K shares to Class A shares:
  Class A                                                      349,033     15,172,483          --             --
-----------------------------------------------------------------------------------------------------------------
  Class K                                                     (353,342)   (15,172,483)         --             --
-----------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       14,950        660,308       3,955        172,948
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      (15,261)      (660,308)     (4,023)      (172,948)
-----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                   (1,265,646)   (55,496,512)   (452,330)   (19,309,469)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                     (212,534)    (9,073,997)    (62,523)    (2,675,994)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                     (294,933)   (12,407,231)   (184,864)    (7,641,929)
-----------------------------------------------------------------------------------------------------------------
  Class K                                                   (1,983,958)   (87,294,672)   (870,192)   (37,564,779)
-----------------------------------------------------------------------------------------------------------------
  Investor Class                                            (3,970,756)  (175,473,612) (3,857,390)  (166,036,046)
-----------------------------------------------------------------------------------------------------------------
                                                          (2,197,861.3) $ (99,249,444) (1,940,821) $ (81,230,160)
-----------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is record owner of more than 5% of the outstanding shares of the Fund and in the aggregate it own 22% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
/(b)/Class R shares commenced sales on October 25, 2005.

AIM LEISURE FUND


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                                   ----------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                                   ----------------------------------------------
                                                                        2006          2005        2004    2003/(A)/
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  45.61       $ 42.83       $ 30.88   $ 38.96
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)/(b)/                                    0.15         (0.05)        (0.14)    (0.17)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      2.60          3.15         12.09     (7.91)
-------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   2.75          3.10         11.95     (8.08)
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.47)        (0.32)           --        --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               (4.44)           --            --        --
-------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (4.91)        (0.32)           --        --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  43.45       $ 45.61       $ 42.83   $ 30.88
-------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                      6.58%         7.23%        38.70%   (20.74)%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $132,515       $87,068       $66,510   $27,175
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.29%/(d)/    1.42%/(e)/    1.48%     1.42%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            0.34%/(d)/   (0.11)%       (0.37)%   (0.56)%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  20%            8%           20%       20%
-------------------------------------------------------------------------------------------------------------------

/(a)/Class commenced sales on March 28, 2002.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $123,809,377.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.43%.

AIM LEISURE FUND

                                                                                     CLASS B
                                                                   ------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                                   ------------------------------------------
                                                                        2006        2005      2004    2003/(A)/
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 44.86        $ 42.22   $ 30.65   $ 38.96
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)/(b)/                                  (0.17)         (0.32)    (0.40)    (0.38)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.54           3.08     11.97     (7.93)
---------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  2.37           2.76     11.57     (8.31)
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.33)         (0.12)       --        --
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (4.44)            --        --        --
---------------------------------------------------------------------------------------------------------------
    Total distributions                                              (4.77)         (0.12)       --        --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 42.46        $ 44.86   $ 42.22   $ 30.65
---------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     5.81%          6.54%    37.75%   (21.33)%
---------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $34,272        $28,776   $18,814   $ 8,268
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.02%/(d)/     2.07%     2.15%     2.14%
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.02%/(d)/     2.08%     2.26%     2.23%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.39)%/(d)/   (0.76)%   (1.04)%   (1.29)%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 20%             8%       20%       20%
---------------------------------------------------------------------------------------------------------------

/(a)/Class commenced sales on March 28, 2002.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $35,284,014.

AIM LEISURE FUND

                                                                  CLASS C
                                     ------------------------------------------------------------
                                                            YEAR ENDED MARCH 31,
                                     ------------------------------------------------------------
                                          2006          2005          2004        2003        2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                              $ 43.82        $ 41.24       $ 30.00       $ 38.29   $ 36.80
-------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)          (0.17)/(a)/    (0.31)/(a)/   (0.46)/(a)/   (0.18)    (0.17)/(b)/
-------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities
   (both realized and unrealized)       2.47           3.01         11.70         (8.11)     2.02
-------------------------------------------------------------------------------------------------------
   Total from investment operations     2.30           2.70         11.24         (8.29)     1.85
-------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment
   income                              (0.33)         (0.12)           --            --        --
-------------------------------------------------------------------------------------------------------
 Distributions from net realized
   gains                               (4.44)            --            --            --     (0.36)
-------------------------------------------------------------------------------------------------------
   Total distributions                 (4.77)         (0.12)           --            --     (0.36)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period       $ 41.35        $ 43.82       $ 41.24       $ 30.00   $ 38.29
-------------------------------------------------------------------------------------------------------
Total return/(c)/                       5.78%          6.55%        37.47%       (21.65)%    5.10%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $33,549        $29,706       $28,383       $17,768   $16,307
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets                                 2.02%/(d)/     2.07%/(e)/    2.36%         2.44%     2.26%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average net assets          (0.39)%/(d)/   (0.76)%       (1.25)%       (1.62)%   (1.48)%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   20%             8%           20%           20%       27%
-------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.34) for the year ended March 31, 2002.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $34,366,641.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.08%.

AIM LEISURE FUND

                                                                                                      CLASS K
                                                                   ---------------------------------------------------------
                                                                   APRIL 1, 2005 TO
                                                                   OCTOBER 21, 2005
                                                                     (DATE SHARES             YEAR ENDED MARCH 31,
                                                                      CONVERTED)     -------------------------------------
                                                                   ----------------       2005           2004        2003
--------------------------------------------------------------------                 ----------------------------------------
Net asset value, beginning of period                                    $45.09       $  42.36       $  30.74       $ 38.98
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                            0.04/(a)/     (0.09)/(a)/    (0.39)/(a)/   (0.06)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        (2.19)          3.11          12.01         (8.18)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     (2.15)          3.02          11.62         (8.24)
-----------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                   --          (0.29)            --            --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $42.94       $  45.09       $  42.36       $ 30.74
-----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                        (4.77)%         7.13%         37.80%       (21.14)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $   --       $101,461       $117,792       $67,465
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          1.47%/(c)/     1.52%          2.14%         1.87%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                       1.47%/(c)/     1.53%          2.14%         2.21%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets               0.16%/(c)/    (0.21)%        (1.03)%       (1.05)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                20%             8%            20%           20%
-----------------------------------------------------------------------------------------------------------------------------

                                                                   -------------
                                                                   DECEMBER 14, 2001
                                                                      (DATE SALES
                                                                     COMMENCED) TO
                                                                       MARCH 31,
                                                                         2002
-------------------------------------------------------------------
Net asset value, beginning of period                                    $ 36.11
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                            (0.09)/(a)/
--------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)          2.96
--------------------------------------------------------------------------------------
    Total from investment operations                                       2.87
--------------------------------------------------------------------------------------
Less dividends from net investment income                                    --
--------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 38.98
--------------------------------------------------------------------------------------
Total return/(b)/                                                          7.95%
--------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $62,226
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                           1.23%/(d)/
--------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                        1.23%/(d)/
--------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets               (0.48)%/(d)/
--------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                 27%
--------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $23,317,825. /(d)/Annualized.
/(e)/Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM LEISURE FUND

                                                                 CLASS R
                                                             ----------------
                                                             OCTOBER 25, 2005
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                              MARCH 31, 2006
   --------------------------------------------------------------------------
   Net asset value, beginning of period                           $43.91
   --------------------------------------------------------------------------
   Income from investment operations:
     Net investment income/(a)/                                     0.02
   --------------------------------------------------------------------------
     Net gains on securities (both realized and unrealized)         4.38
   --------------------------------------------------------------------------
       Total from investment operations                             4.40
   --------------------------------------------------------------------------
   Less distributions:
     Dividends from net investment income                          (0.46)
   --------------------------------------------------------------------------
     Distributions from net realized gains                         (4.44)
   --------------------------------------------------------------------------
       Total distributions                                         (4.90)
   --------------------------------------------------------------------------
   Net asset value, end of period                                 $43.41
   --------------------------------------------------------------------------
   Total return/(b)/                                               10.57%
   --------------------------------------------------------------------------
   Ratios/supplemental data:
   Net assets, end of period (000s omitted)                       $   22
   --------------------------------------------------------------------------
   Ratio of expenses to average net assets/(c)/                     1.52%
   --------------------------------------------------------------------------
   Ratio of net investment income to average net assets/(c)/        0.11%
   --------------------------------------------------------------------------
   Portfolio turnover rate/(d)/                                       20%
   --------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $11,188./ / /(d)/Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                                               INVESTOR CLASS
                                                                   -------------------------------------------------------
                                                                                            YEAR ENDED MARCH 31,
                                                                   -------------------------------------------------------
                                                                        2006           2005           2004         2003
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  45.54       $  42.75       $  30.83       $  38.95
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.16/(a)/     (0.00)/(a)/    (0.14)/(a)/    (0.23)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      2.59           3.14          12.06          (7.89)
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   2.75           3.14          11.92          (8.12)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.48)         (0.35)            --             --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               (4.44)            --             --             --
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (4.92)         (0.35)            --             --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  43.37       $  45.54       $  42.75       $  30.83
---------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                      6.60%          7.35%         38.66%        (20.87)%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $568,321       $659,978       $702,969       $536,108
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.27%/(d)/     1.32%/(e)/     1.49%          1.50%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            0.36%/(d)/    (0.01)%        (0.38)%        (0.69)%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  20%             8%            20%           20 %
---------------------------------------------------------------------------------------------------------------------------

                                                                   ---------

                                                                   ---------
                                                                        2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $  37.13
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)/(b)/
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      2.21
---------------------------------------------------------------------------------
    Total from investment operations                                   2.18
---------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --
---------------------------------------------------------------------------------
  Distributions from net realized gains                               (0.36)
---------------------------------------------------------------------------------
    Total distributions                                               (0.36)
---------------------------------------------------------------------------------
Net asset value, end of period                                     $  38.95
---------------------------------------------------------------------------------
Total return/(c)/                                                      6.01%
---------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $799,465
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.40%
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.64)%
---------------------------------------------------------------------------------
Portfolio turnover rate                                                  27%
---------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.22) for the year ended March 31, 2002.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $613,996,359.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.33%.

AIM LEISURE FUND


NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds, including those formerly advised by IFG, and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related issues have been transferred or conditionally transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative and class action lawsuits. The MDL Court dismissed all derivative causes of action in the derivative lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under
Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the class action lawsuit but three: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. Based on the MDL Court's March 1, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative lawsuit. Defendants filed their Original Answer in the class action lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative lawsuit.
  On February 27, 2006, Judge Motz for the MDL Court issued a memorandum opinion on the AMVESCAP defendants' motion to dismiss the ERISA lawsuit. Judge Motz granted the motion in part and denied the motion in part, holding that:
(i) plaintiff has both constitutional and statutory standing to pursue her claims under

AIM LEISURE FUND

ERISA (S) 502(a)(2); (ii) plaintiff lacks standing under ERISA (S) 502(a)(3) to obtain equitable relief; (iii) the motion is granted as to the claims alleged under ERISA (S) 404 for failure to prudently and loyally manage plan assets against certain AMVESCAP defendants; (iv) the motion is denied as to the claims alleged under ERISA (S) 404 for failure to prudently and loyally manage plan assets against AMVESCAP and certain other AMVESCAP defendants. The opinion also: (i) confirmed plaintiff's abandonment of her claims that defendants engaged in prohibited transactions and/or misrepresentation; (ii) postponed consideration of the duty to monitor and co-fiduciary duty claims until after any possible amendments to the complaints; (iii) stated that plaintiff may seek leave to amend her complaint within 40 days of the date of filing of the memorandum opinion. On April 4, 2006, Judge Motz entered an order implementing these rulings in the ERISA (Calderon) lawsuit against the AMVESCAP defendants. Plaintiffs indicated that they intend to amend their complaint in light of this order. Defendants will have 30 days after such amendment to answer or otherwise respond.
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM LEISURE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Sector Funds and Shareholders of AIM Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Leisure Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 19, 2006
Houston, Texas

AIM LEISURE FUND


TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of the ordinary dividends paid to shareholders during the Fund's tax year ended March 31, 2006, 55.05% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $78,310,974 for the Fund's tax year ended March 31, 2006.
  For its tax year ended March 31, 2006, the Fund designated 77.09%, or the maximum allowable, of its dividend distributions as qualified dividend income. The actual amounts for the calendar year will be designated in the Fund's year end tax statement.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

  For its tax year ended March 31, 2006, the Fund designates 0%, or the maximum amount allowable of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.
  The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2005, September 30, 2005, December 31, 2005, and March 31, 2006 are 21.01%, 20.19%, 21.14%, and 22.49%, respectively.

AIM LEISURE FUND

TRUSTEES AND OFFICERS
As of March 31, 2006

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

 NAME, YEAR OF BIRTH AND
 POSITIONS(S) HELD WITH THE            TRUSTEE AND/     PRINCIPAL OCCUPATION(S)
 TRUST                                 OR OFFICER SINCE DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
----------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management
 Trustee, Vice Chair, President and                     Group Inc. (financial services holding
 Principal Executive Officer                            company); Director and Vice Chairman,
                                                        AMVESCAP PLC; Chairman of AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm);
                                                        and Trustee, Vice Chair, President and
                                                        Principal Executive Officer of the AIM
                                                        Family of Funds

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President,
                                                        A I M Advisors, Inc. (registered
                                                        investment advisor); Director and
                                                        Chairman, A I M Capital Management,
                                                        Inc. (registered investment advisor),
                                                        A I M Distributors, Inc. (registered
                                                        broker dealer), AIM Investment
                                                        Services, Inc., (registered transfer
                                                        agent), and Fund Management Company
                                                        (registered broker dealer); and Chief
                                                        Executive Officer, AMVESCAP
                                                        PLC -- Managed Products
----------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Trustee and Executive Vice President of
 Trustee and Executive Vice President                   the AIM Family of Funds

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; and Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products; and Chairman, A I M Advisors,
                                                        Inc.; Director, President and Chief
                                                        Executive Officer, A I M Management
                                                        Group Inc.; Director and President,
                                                        A I M Advisors, Inc.; Director, A I M
                                                        Capital Management, Inc. and A I M
                                                        Distributors,
                                                        Inc.; Director and Chairman, AIM Investment
                                                        Services, Inc., Fund Management Company
                                                        and INVESCO Distributors, Inc.
                                                        (registered broker dealer); Chief
                                                        Executive Officer, AMVESCAP PLC -- AIM
                                                        Division
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------
 Bruce L. Crockett -- 1944             2003             Chairman, Crockett Technology
 Trustee and Chair                                      Associates (technology consulting
                                                        company)
----------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired
 Trustee
                                                        Formerly: Partner, law firm of Baker &
                                                        McKenzie
----------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Founder, Green, Manning & Bunch, Ltd.
 Trustee                                                (investment banking firm); and
                                                        Director, Policy Studies, Inc. and Van
                                                        Gilder Insurance Corporation
----------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and
 Trustee                                                private business corporations,
                                                        including the Boss Group, Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company (3 portfolios));
                                                        Annuity and Life Re (Holdings), Ltd.
                                                        (insurance company; CompuDyne
                                                        Corporation (provider of products and
                                                        services to the public security market)
                                                        and Homeowners of American Holding
                                                        Corporation

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
----------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First
 Trustee                                                Century Group, Inc. (government affairs
                                                        company); and Owner, Dos Angelos Ranch,
                                                        L.P.

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
----------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin
 Trustee                                                Naftalis and Frankel LLP

----------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YWCA
 Trustee                                                of the USA
----------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper
 Trustee
----------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Raymond Stickel, Jr. -- 1944          2005             Retired
 Trustee
                                                        Formerly: Partner, Deloitte & Touche
----------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIP(S)
DURING PAST 5 YEARS                         HELD BY TRUSTEE
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Director and Chairman, A I M Management     None
Group Inc. (financial services holding
company); Director and Vice Chairman,
AMVESCAP PLC; Chairman of AMVESCAP
PLC -- AIM Division (parent of AIM and
a global investment management firm);
and Trustee, Vice Chair, President and
Principal Executive Officer of the AIM
Family of Funds

Formerly: President and Chief Executive
Officer, A I M Management Group Inc.;
Director, Chairman and President,
A I M Advisors, Inc. (registered
investment advisor); Director and
Chairman, A I M Capital Management,
Inc. (registered investment advisor),
A I M Distributors, Inc. (registered
broker dealer), AIM Investment
Services, Inc., (registered transfer
agent), and Fund Management Company
(registered broker dealer); and Chief
Executive Officer, AMVESCAP
PLC -- Managed Products
----------------------------------------------------------------------------
Trustee and Executive Vice President of     None
the AIM Family of Funds

Formerly: Director, Chairman, President
and Chief Executive Officer, INVESCO
Funds Group, Inc.; President and Chief
Executive Officer, INVESCO
Distributors, Inc.; and Chief Executive
Officer, AMVESCAP PLC -- Managed
Products; and Chairman, A I M Advisors,
Inc.; Director, President and Chief
Executive Officer, A I M Management
Group Inc.; Director and President,
A I M Advisors, Inc.; Director, A I M
Capital Management, Inc. and A I M
Distributors,
Inc.; Director and Chairman, AIM Investment
Services, Inc., Fund Management Company
and INVESCO Distributors, Inc.
(registered broker dealer); Chief
Executive Officer, AMVESCAP PLC -- AIM
Division
----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Chairman, Crockett Technology               ACE Limited (insurance
Associates (technology consulting           company); and Captaris, Inc.
company)                                    (unified messaging provider)
----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     Badgley Funds, Inc. (registered
                                            investment company
Formerly: Partner, law firm of Baker &      (2 portfolios))
McKenzie
----------------------------------------------------------------------------
Founder, Green, Manning & Bunch, Ltd.       None
(investment banking firm); and
Director, Policy Studies, Inc. and Van
Gilder Insurance Corporation
----------------------------------------------------------------------------
Director of a number of public and          None
private business corporations,
including the Boss Group, Ltd. (private
investment and management); Cortland
Trust, Inc. (Chairman) (registered
investment company (3 portfolios));
Annuity and Life Re (Holdings), Ltd.
(insurance company; CompuDyne
Corporation (provider of products and
services to the public security market)
and Homeowners of American Holding
Corporation

Formerly: Director, President and Chief
Executive Officer, Volvo Group North
America, Inc.; Senior Vice President,
AB Volvo; and director of various
affiliated Volvo companies
----------------------------------------------------------------------------
Chief Executive Officer, Twenty First       Administaff, and Discovery
Century Group, Inc. (government affairs     Global Education Fund
company); and Owner, Dos Angelos Ranch,     (non-profit)
L.P.

Formerly: Chief Executive Officer,
Texana Timber LP (sustainable forestry
company)
----------------------------------------------------------------------------
Partner, law firm of Kramer Levin           Cortland Trust, Inc. (registered
Naftalis and Frankel LLP                    investment company
                                            (3 portfolios))
----------------------------------------------------------------------------
Formerly: Chief Executive Officer, YWCA     None
of the USA
----------------------------------------------------------------------------
Partner, law firm of Pennock & Cooper       None

----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     Director, Mainstay VP Series
                                            Funds, Inc. (21 portfolios)
Formerly: Partner, Deloitte & Touche
----------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM LEISURE FUND

As of March 31, 2006

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

 NAME, YEAR OF BIRTH AND
 POSITION(S) HELD WITH THE           TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
 TRUST                               OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------
 Russell C. Burk -- 1958             2005             Senior Vice President and Senior         N/A
 Senior Vice President and                            Officer of the AIM Family of Funds
 Senior Officer
                                                      Formerly: Director of Compliance and
                                                      Assistant General Counsel, ICON
                                                      Advisers, Inc.; Financial Consultant,
                                                      Merrill Lynch; General Counsel and
                                                      Director of Compliance, ALPS Mutual
                                                      Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
 John M. Zerr -- 1962/3/             2006             Director, Senior Vice President,         N/A
 Senior Vice President, Chief Legal                   Secretary and General Counsel, A I M
 Officer and Secretary                                Management Group Inc. (financial
                                                      services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., AIM Investment
                                                      Services, Inc., and Fund Management
                                                      Company; and Senior Vice President, A I
                                                      M Distributors, Inc.; and Senior Vice
                                                      President, Chief Legal Officer and
                                                      Secretary of the AIM Family of Funds

                                                      Formerly: Chief Operating Officer,
                                                      Senior Vice President, General Counsel,
                                                      and Secretary, Liberty Ridge Capital,
                                                      Inc. (an investment adviser); Vice
                                                      President and Secretary, PBHG Funds (an
                                                      investment company); Vice President and
                                                      Secretary, PBHG Insurance Series Fund
                                                      (an investment company); General
                                                      Counsel and Secretary, Pilgrim Baxter
                                                      Value Investors (an investment
                                                      adviser); Chief Operating Officer,
                                                      General Counsel and Secretary, Old
                                                      Mutual Investment Partners (a
                                                      broker-dealer); General Counsel and
                                                      Secretary, Old Mutual Fund Services (an
                                                      administrator); General Counsel and
                                                      Secretary, Old Mutual Shareholder
                                                      Services (a shareholder servicing
                                                      center); Executive Vice President,
                                                      General Counsel and Secretary, Old
                                                      Mutual Capital, Inc. (an investment
                                                      adviser); and Vice President and
                                                      Secretary, Old Mutual Advisors Funds
                                                      (an investment company)
--------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley -- 1959            2004             Global Compliance Director, AMVESCAP     N/A
 Vice President                                       PLC; and Vice President of the AIM
                                                      Family of Funds

                                                      Formerly: Senior Vice President, A I M
                                                      Management Group Inc. (financial
                                                      services holding company); Senior Vice
                                                      President and Chief Compliance Officer,
                                                      A I M Advisors, Inc. and the AIM Family
                                                      of Funds; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.; Vice President, AIM
                                                      Investment Services, Inc. and Fund
                                                      Management Company; and Senior Vice
                                                      President and Compliance Director,
                                                      Delaware Investments Family of Funds
--------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956             2003             Senior Vice President and General        N/A
 Vice President                                       Counsel, AMVESCAP PLC; and Vice
                                                      President of the AIM Family of Funds

                                                      Formerly: Director, General Counsel,
                                                      and Vice President Fund Management
                                                      Company; Director, Senior Vice
                                                      President, Secretary and General
                                                      Counsel, A I M Management Group Inc.
                                                      (financial services holding company)
                                                      and A I M Advisors, Inc.; Director and
                                                      Vice President, INVESCO Distributors,
                                                      Inc.; Senior Vice President,
                                                      A I M Distributors, Inc.; Vice
                                                      President, A I M Capital Management,
                                                      Inc. and AIM Investment Services, Inc.;
                                                      Senior Vice President, Chief Legal
                                                      Officer and Secretary of the AIM Family
                                                      of Funds; and Senior Vice President,
                                                      Chief Legal Officer and General
                                                      Counsel, Liberty Financial Companies,
                                                      Inc. and Liberty Funds Group, LLC
--------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961           2004             Vice President and Fund Treasurer,       N/A
 Vice President, Treasurer and                        A I M Advisors, Inc.; and Vice
 Principal Financial Officer                          President, Treasurer and Principal
                                                      Financial Officer of the AIM Family of
                                                      Funds

                                                      Formerly: Vice President,
                                                      A I M Distributors, Inc.; and Senior
                                                      Vice President, AIM Investment
                                                      Services, Inc.
--------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson -- 1945         2005             Senior Vice President and Chief          N/A
 Vice President                                       Investment Officer, A I M Advisors
                                                      Inc.; Director, Chairman, Chief
                                                      Executive Officer, President and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc; Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      and Vice President of the AIM Family of
                                                      Funds

                                                      Formerly: Senior Vice President, AIM
                                                      Private Asset Management, Inc.; and
                                                      Chief Equity Officer and Senior
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
--------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960           2003             Director of Cash Management, Managing    N/A
 Vice President                                       Director and Chief Cash Management
                                                      Officer, A I M Capital Management,
                                                      Inc.; Director and President, Fund
                                                      Management Company; and Vice President,
                                                      A I M Advisors, Inc. and the AIM Family
                                                      of Fund
--------------------------------------------------------------------------------------------------------------------
 Todd L. Spillane/4 /-- 1958         2006             Senior Vice President, A I M Management  N/A
 Chief Compliance Officer                             Group Inc.; Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Chief Compliance
                                                      Officer of the AIM Family of Funds;
                                                      Vice President and Chief Compliance
                                                      Officer, A I M Capital Management,
                                                      Inc.; and Vice President, A I M
                                                      Distributors, Inc., AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company

                                                      Formerly: Global Head of Product
                                                      Development, AIG-Global Investment
                                                      Group, Inc.; Chief Compliance Officer
                                                      and Deputy General Counsel,
                                                      AIG-SunAmerica Asset Management; and
                                                      Chief Compliance Officer, Chief
                                                      Operating Officer and Deputy General
                                                      Counsel, American General Investment
                                                      Management
--------------------------------------------------------------------------------------------------------------------

/3/ Mr. Zerr was elected Senior Vice President, Chief Legal Officer and
    Secretary effective March 29, 2006.
/4/ Mr. Spillane was elected Chief Compliance Officer effective March 29, 2006.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND             INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.             A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                      11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173         Suite 100                   Suite 100                     Suite 2900
                               Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND            COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr                  INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street, 51st Floor Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599    1177 Avenue of the Americas                               Boston, MA 02110-2801
                               New York, NY 10036-2714

       DOMESTIC EQUITY                          SECTOR EQUITY                          AIM ALLOCATION SOLUTIONS

AIM Basic Balanced Fund*                 AIM Advantage Health Sciences Fund     AIM Conservative Allocation Fund
AIM Basic Value Fund                     AIM Energy Fund                        AIM Growth Allocation Fund/2/
AIM Capital Development Fund             AIM Financial Services Fund            AIM Moderate Allocation Fund
AIM Charter Fund                         AIM Global Health Care Fund            AIM Moderate Growth Allocation Fund
AIM Constellation Fund                   AIM Global Real Estate Fund            AIM Moderately Conservative Allocation Fund
AIM Diversified Dividend Fund            AIM Gold & Precious Metals Fund
AIM Dynamics Fund                        AIM Leisure Fund
AIM Large Cap Basic Value Fund           AIM Multi-Sector Fund                         DIVERSIFIED PORTFOLIOS
AIM Large Cap Growth Fund                AIM Real Estate Fund/1/
AIM Mid Cap Basic Value Fund             AIM Technology Fund                    AIM Income Allocation Fund
AIM Mid Cap Core Equity Fund/1/          AIM Utilities Fund                     AIM International Allocation Fund
AIM Opportunities I Fund
AIM Opportunities II Fund                       FIXED INCOME
AIM Opportunities III Fund
AIM S&P 500 Index Fund                   TAXABLE
AIM Select Equity Fund
AIM Small Cap Equity Fund                AIM Enhanced Short Bond Fund
AIM Small Cap Growth Fund                AIM Floating Rate Fund
AIM Structured Core Fund                 AIM High Yield Fund
AIM Structured Growth Fund               AIM Income Fund
AIM Structured Value Fund                AIM Intermediate Government Fund
AIM Summit Fund                          AIM International Bond Fund
AIM Trimark Endeavor Fund                AIM Limited Maturity Treasury Fund
AIM Trimark Small Companies Fund         AIM Money Market Fund
                                         AIM Short Term Bond Fund
*Domestic equity and income fund         AIM Total Return Bond Fund
                                         Premier Portfolio
       INTERNATIONAL/GLOBAL EQUITY       Premier U.S. Government Money
                                         Portfolio
AIM Asia Pacific Growth Fund
AIM China Fund                           TAX-FREE
AIM Developing Markets Fund
AIM European Growth Fund                 AIM High Income Municipal Fund/1/
AIM European Small Company Fund/1/       AIM Municipal Bond Fund
AIM Global Aggressive Growth Fund        AIM Tax-Exempt Cash Fund
AIM Global Equity Fund                   AIM Tax-Free Intermediate Fund
AIM Global Growth Fund                   Premier Tax-Exempt Portfolio
AIM Global Value Fund
AIM Japan Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund/1/
AIM Trimark Fund

/1/ This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

/2/ Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   Shareholders approved the reorganization of the following funds to be effective on or about April 10, 2006: AIM Mid Cap Growth Fund into AIM Dynamics Fund, AIM Small Company Growth Fund into AIM Small Cap Growth Fund and AIM Premier Equity Fund into AIM Charter Fund.

   If used after July 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $411 billion in assets under management. Data as of March 31, 2006.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMinvestments.com                 I-LEI-AR-1           A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

Mutual   Retirement   Annuities   College    Separately   Offshore    Cash
Funds    Products                 Savings    Managed      Products    Management
                                  Plans      Accounts

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                             AIM TECHNOLOGY FUND

                                  Annual Report to Shareholders . March 31, 2006


                                  [COVER IMAGE]


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM TECHNOLOGY FUND SEEKS TO PROVIDE CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of March 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

.. Effective October 21, 2005, Class K shares were converted to Class A shares.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. Investing in mid-sized companies involves greater risks not associated with investing in more established companies.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. Portfolio turnover is greater than that of most funds, which may affect performance.

ABOUT INDEXES USED IN THIS REPORT

The GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is a modified capitalization-weighted index composed of companies involved in the technology industry. The index is rebalanced semiannually.

.. The unmanaged LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX (the Lehman Aggregate), which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

.. The unmanaged LIPPER SCIENCE AND TECHNOLOGY FUND INDEX represents an average of the performance of the 30 largest science and technology funds tracked by Lipper Inc., an independent mutual fund performance monitor.

.. The unmanaged MSCI WORLD INDEX is a group of global securities tracked by Morgan Stanley Capital International.

.. The unmanaged STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS (the S&P 500 --REGISTERED TRADEMARK -- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 333-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

--------------------------------------------------------------------------------
FUND NASDAQ SYMBOLS

Class A Shares          ITYAX
Class B Shares          ITYBX
Class C Shares          ITHCX
Investor Class Shares   FTCHX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED           MAY LOSE VALUE        NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM TECHNOLOGY FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    Although many concerns, including rising fuel costs,
                    weighed on investors' minds during the fiscal year covered by this report, stocks posted gains for the period. The S&P
                    500 Index, frequently cited as a benchmark for U.S. stock
[GRAHAM PHOTO]      market performance, returned 11.72%. Results for
                    international stocks were more impressive, with the MSCI
                    World Index gaining 18.02%. Bonds posted more modest gains, as the Lehman Brothers U.S. Aggregate Bond Index returned
                    2.26%.

                      Domestically, small- and mid-cap stocks generally
                    outperformed their large-cap counterparts. Within the S&P 500 Index, energy, financials and telecommunication services were the best-performing sectors. Internationally, emerging markets produced more attractive results than developed markets.

ROBERT H. GRAHAM      Bond performance also varied, with high yield bonds and
                    emerging market debt among the better-performing segments of the fixed-income market. Municipal bonds also posted above-average returns for the fiscal year.

                      Among the developments that affected markets and the
                    economy during the fiscal year were:

                    . Hurricane Katrina, which devastated several Gulf Coast
                      states in August, dealt a short-term setback to consumer confidence. However, consumer confidence rebounded toward the end of the period, with analysts crediting the resiliency of the economy and job growth for this trend.

[TAYLOR PHOTO]      . The Federal Reserve (the Fed) continued its tightening
                      policy, raising the key federal funds target rate to 4.75% by the end of the reporting period. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

PHILIP TAYLOR         For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the reporting period, please see the management discussion of Fund performance in this report.

                    PHILIP TAYLOR HEADS NORTH AMERICAN RETAIL DISTRIBUTION

                    Effective April 17, 2006, Philip Taylor assumed the leadership of North American Retail Distribution for AMVESCAP PLC, the parent company of AIM Investments --REGISTERED TRADEMARK -- and AIM Trimark Investments in Canada. As president and vice chair of AIM Funds, I would personally like to congratulate Phil on his new role with our organization. Phil has been chief executive officer of AIM Trimark, one of Canada's largest and most successful investment management firms, since January 2002. He will be relocating to AIM's offices in Houston, Texas. All of us at AIM are looking forward to working with Phil.

                      Mark Williamson, former chief executive officer and
                    president of AIM Investments, will continue to serve AIM and AMVESCAP in various capacities for the remainder of 2006. We want to take this opportunity to thank Mark for his many contributions to fund shareholders and our company. He joined AIM during a very challenging period. Mark has been instrumental in enhancing our investment process, improving our company's departmental structure and deepening relationships with our clients.

                    YOUR FUND

                    Further information about the markets, your Fund and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                      We at AIM remain committed to building solutions to help
                    you meet your investment goals. Phil and I thank you for your continued participation in AIM Investments. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                    /s/ PHILIP TAYLOR

                    Robert H. Graham                        Philip Taylor
                    President & Vice Chair - AIM Funds      CEO, AIM Investments
                    Chair, AIM Investments

                    May 17, 2006

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM TECHNOLOGY FUND

                    DEAR FELLOW AIM FUND SHAREHOLDERS:

                    Having completed a year of transition and change at AIM
                    Funds--as well as my first full year as your board's
                    independent chair--I can assure you that shareholder
                    interests are at the forefront of every decision your board
[CROCKETT PHOTO]    makes. While regulators and fund companies debate the value of an independent board chair, this structure is working for you. Our new structure has enabled the board to work more effectively with management to achieve benefits for the shareholders, as shown in the highlights of 2005 listed below:

                      . During 2005, management proposed, and your board
                        approved, voluntary advisory fee reductions, which are
BRUCE L. CROCKETT       saving shareholders more than $20 million annually,
                        based on asset levels of March 31, 2005.

                      . Also during 2005, management proposed to your board the
                        merger of 14 funds into other AIM funds with similar objectives. In each case, the goal was for the resulting merged fund to benefit from strengthened management and greater efficiency. Your board carefully analyzed and discussed with management the rationale and proposed terms of each merger to ensure that the mergers were beneficial to the shareholders of all affected funds before approving them. Eight of these mergers were subsequently approved by shareholders of the target funds during 2005. The remaining six fund mergers were approved by shareholders in early 2006.

                      . Your board, through its Investments Committee and
                        Subcommittees, continued to closely monitor the portfolio performance of the funds. During the year, your board reviewed portfolio management changes made by the advisor at 11 funds with the objective of organizing management teams around common processes and shared investment views. Management believes these changes will lead to improved investment performance.

                      In 2006, your board will continue to focus on fund
                    expenses and investment performance. Although many funds have good performance, we are working with management to seek improvements for those funds currently performing below expectations. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                      The AIM Funds board is pleased to welcome our newest
                    independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward
                    K. Dunn, Jr., who retired in 2006.

                      Your board welcomes your views. Please mail them to me at
                    AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board

                    May 17, 2006

AIM TECHNOLOGY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

For the 12 months ended March 31, 2006, and excluding sales charges, Class A shares of AIM Technology Fund outperformed the Fund's broad market and style-specific indexes.

   The Fund's Class A shares outperformed the broad market largely because the information technology (IT) sector was one of the stronger performing sectors of the S&P 500 Index for the fiscal year. Class A shares outperformed the Fund's style-specific index due to strong performance of many of the Fund's computer hardware, Internet software and services, and semiconductor stocks.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/05-3/31/06, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                               20.60%

Class B Shares                               19.75

Class C Shares                               19.75

Investor Class Shares                        20.63

S&P 500 Index (Broad Market Index)           11.72

Goldman Sachs Technology Composite Index
(Style-specific Index)                       16.11

Lipper Science and Technology Fund Index
(Peer Group Index)                           22.92

SOURCE: LIPPER INC.
--------------------------------------------------------------------------------

   Your Fund's long-term performance appears on pages 6 and 7.
--------------------------------------------------------------------------------

HOW WE INVEST

We seek attractively valued, well-managed companies in the IT sector with the potential to generate sustainable growth and free cash flow that is not yet anticipated by the market. We begin by identifying industries in the sector we believe may benefit over the next 12 to 24 months from strong fundamentals, such as increased demand, a new product cycle or greater visibility among investors and the public. We weight these industries according to our assessment of the fundamentals and the perception of the industry among investors and analysts.

   Within each industry, we look for:

..  Companies addressing growing market with unique product offerings

..  Strong management teams

..  Profitable share gainers

..  Sustainable business models

   Our quantitative sector model is used to rank companies based on growth rate, sustainability of earnings, revenue, cash flow and ranking investment candidates on absolute and relative attractiveness. We then apply our proprietary valuation analysis, comparing a stock's current valuation to its historical valuations as well as the valuations of its competitors.

   We typically invest 60-80% of the Fund's assets in core holdings--companies with above-mentioned qualities and 20-40% in tactical holdings.

   We manage risk through diversification within the sector and by allocating a portion of assets to core holdings, which generally have more favorable return and valuation characteristics.

   We may reduce or eliminate exposure to a stock when:

..  We identify a more attractive investment opportunity

.. A company's fundamentals change (product failure, reduced pricing power, margin compression, etc.)

..  A company's earnings disappoint

..  Management's strategic direction shifts or unfavorable changes occur

..  A stock's price target has been met

MARKET CONDITIONS AND YOUR FUND

Despite widespread concern about the potential impact of rising short-term interest rates, historically high energy prices, ongoing fear of a housing bubble and the long-term economic effects of two devastating Gulf Coast hurricanes,

                                                                     (continued)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                              TOP 10 EQUITY HOLDINGS*

By industry
Communications Equipment                 20.5%     1.  Cisco Systems, Inc.                               3.1%
Semiconductors                           19.4      2.  Akamai Technologies, Inc.                         2.6
Application Software                     10.3      3.  QUALCOMM Inc.                                     2.4
Internet Software & Services              8.9      4.  Hewlett-Packard Co.                               2.3
Computer Storage & Peripherals            6.5      5.  Microsoft Corp.                                   2.2
Computer Hardware                         5.6      6.  Nokia Oyj (Finland)                               2.2
Semiconductor Equipment                   4.5      7.  Freescale Semiconductor Inc.-Class B              2.1
Systems Software                          4.3      8.  Openwave Systems Inc.                             2.1
Wireless Telecommunication Services       4.2      9.  Adobe Systems Inc.                                2.1
Data Processing & Outsourced Services     4.0      10. Cognizant Technology Solutions Corp.-Class A      2.0
IT Consulting & Other Services            3.5
Eight Other Industries, Each With
Less Than 3% of Total Next Assets         6.7      TOTAL NET ASSETS                             $1.2 BILLION
Money Market Funds Plus Other Assets               TOTAL NUMBER OF HOLDINGS*                              83
Less Liabilities                          1.6

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM TECHNOLOGY FUND

the U.S. economy showed signs of strength for the fiscal year. During the year, the U.S. Federal Reserve (the Fed) continued its tightening policy, raising the key federal funds target rate to 4.75%.


                            DURING THE YEAR, WE TOOK
                               PROFITS AND TRIMMED
                              OUR INTERNET HOLDINGS
                                AND SEMICONDUCTOR
                               EQUIPMENT STOCKS...


   Against this backdrop, energy, financials and telecommunication services were the best-performing sectors of the S&P 500 Index.

   Historically, IT stocks have shown strength in the fourth quarter, and in 2005 this trend continued. During the fourth quarter, there is often high demand for electronic products such as digital music players and flat-panel and digital televisions. Internet-related companies also tend to have a seasonal bias due to the increase in online shopping, which often incrementally improves advertising revenue.

   During the period, the Fund exhibited strong broad-based performance as key industries--including Internet software and services, communications equipment, computers and peripherals, diversified telecommunication services, and semiconductor and semiconductor equipment--performed well.

   Stocks that aided Fund performance included AKAMAI TECHNOLOGIES, BROADCOM and CORNING. Akamai, a leading global service provider for accelerating content and business processes online, reported favorable financial results. Broadcom benefited from accelerated demand in the wireless industry, and Corning performed well due to its exposure to higher demand for flat-panel screens in notebook computers and plasma television screens.

   Detractors from Fund performance included IBM and DELL. Shares of IBM and Dell declined after they reported disappointing financial results that were below analysts' estimates. We sold both stocks before the close of the fiscal year.

   During the year, we took profits and trimmed our Internet holdings and semiconductor equipment stocks as we were concerned about inventory buildup in the semiconductors and semiconductor equipment industry. We used the proceeds to increase the Fund's exposure to software stocks and stocks in the telecommunication services sector. Many such stocks have begun to exhibit momentum and improving performance of late. Additionally, a better spending environment has helped increase earnings projections for many such stocks.

   Toward the end of the fiscal year, we made several changes to our investment process. Some of the changes included:

.. Refining our quantitative analysis and incorporating a new model in our investment process

.. Reducing the number of portfolio holdings and concentrating on those in which we have greater conviction

IN CLOSING
We were pleased to have provided investors with strong relative returns. During the year covered by this report, we saw consolidation in the information technology sector coupled with early signs of inventory buildup at many semiconductor and contract manufacturing companies. We also observed positive trends in many telecommunications and Internet stocks as well as continued strength in the "digital consumer" movement. As always, we thank you for your continued investments in AIM Technology Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[KEITHLER PHOTO]

WILLIAM R. KEITHLER, Chartered Financial Analyst, senior portfolio manager, is lead portfolio manager of AIM Technology Fund. He began his career in the investment industry in 1982 and joined the Fund's advisor in 1986, managing several funds for the company until 1993. He rejoined the Fund's advisor in 1998. Mr. Keithler has a B.A. from Webster College in St. Louis and an M.A. in finance from the University of Wisconsin-Madison.

[ESPELIEN PHOTO]

MICHELLE ESPELIEN FENTON, Chartered Financial Analyst, portfolio manager, is a portfolio manager of AIM Technology Fund. She began her career in the investment industry in 1995. Before joining the Fund's advisor in 1998, she worked as an equity analyst at another investment firm. She assumed her current duties in 2003. Ms. Fenton received her B.A. in finance from Montana State University.

Assisted by the Technology Team

EFFECTIVE MAY 1, 2006, AFTER THE CLOSE OF THE FISCAL YEAR COVERED BY THIS REPORT, WILLIAM R. KEITHLER RETIRED FROM AIM. EFFECTIVE ON THE SAME DATE, MICHELLE ESPELIEN FENTON, ASSISTED BY THE TECHNOLOGY TEAM, ASSUMED MANAGEMENT OF THE FUND.
--------------------------------------------------------------------------------
                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6
AND 7.

AIM TECHNOLOGY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2005, through March 31, 2006.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2006, appear in the table "Cumulative Total Returns" on page 7.

   The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                            ACTUAL                      HYPOTHETICAL
                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

           BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES     ENDING ACCOUNT    EXPENSES      ANNUALIZED
SHARE            VALUE             VALUE         PAID DURING         VALUE       PAID DURING     EXPENSE
CLASS          (10/1/05)        (3/31/06)/1/       PERIOD/2/       (3/31/06)      PERIOD/2/       RATIO
  A          $  1,000.00        $  1,128.10        $  8.22        $ 1,017.20      $  7.80          1.55%
  B             1,000.00           1,123.80          12.18          1,013.46        11.55          2.30
  C             1,000.00           1,124.30          12.18          1,013.46        11.55          2.30
Investor        1,000.00           1,128.50           8.23          1,017.20         7.80          1.55

/1/ The actual ending account value is based on the actual total return of the Fund for the period October 1, 2005, through March 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2006, appear in the table "Cumulative Total Returns" on page 7.

/2/ Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.
--------------------------------------------------------------------------------

                                        [ARROW
                                        BUTTON    For More Information Visit
                                        IMAGE]    AIMINVESTMENTS.COM

AIM TECHNOLOGY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

   RESULTS OF A $10,000 INVESTMENT
   FUND DATA FROM 1/19/84, INDEX DATA FROM 1/31/84


--------------------------------------------------------------------------------
                                [MOUNTAIN CHART]

        DATE             AIM TECHNOLOGY FUND-         S&P 500
                         INVESTOR CLASS SHARES         INDEX
        01/19/84                $ 10000
           01/84                  10000               $ 10000
           02/84                   9975                  9648
           03/84                   9925                  9815
           04/84                   9787                  9908
           05/84                   9412                  9359
           06/84                   9488                  9562
           07/84                   8563                  9444
           08/84                   9762                 10486
           09/84                   9137                 10488
           10/84                   8913                 10529
           11/84                   8123                 10411
           12/84                   8712                 10685
           01/85                  10091                 11518
           02/85                  10580                 11659
           03/85                  10129                 11666
           04/85                   9590                 11656
           05/85                   9903                 12329
           06/85                   9665                 12523
           07/85                  10141                 12506
           08/85                  10078                 12384
           09/85                   9439                 12010
           10/85                   9515                 12565
           11/85                  10706                 13427
           12/85                  11095                 14077
           01/86                  11358                 14156
           02/86                  11634                 15213
           03/86                  12624                 16062
           04/86                  13025                 15882
           05/86                  13602                 16727
           06/86                  12838                 17010
           07/86                  11685                 16059
           08/86                  12625                 17249
           09/86                  11898                 15822
           10/86                  12986                 16735
           11/86                  13265                 17142
           12/86                  13517                 16705
           01/87                  16032                 18955
           02/87                  17724                 19704
           03/87                  18101                 20273
           04/87                  19220                 20093
           05/87                  19583                 20266
           06/87                  18032                 21289
           07/87                  17823                 22368
           08/87                  18383                 23203
           09/87                  18747                 22695
           10/87                  11880                 17808
           11/87                  10788                 16341
           12/87                  12803                 17585
           01/88                  12216                 18323
           02/88                  13573                 19173
           03/88                  14049                 18583
           04/88                  14693                 18789
           05/88                  14427                 18949
           06/88                  15799                 19819
           07/88                  15058                 19743
           08/88                  14330                 19074
           09/88                  14527                 19886
           10/88                  14149                 20439
           11/88                  13869                 20147
           12/88                  14625                 20498
           01/89                  15227                 21998
           02/89                  15031                 21450
           03/89                  15395                 21950
           04/89                  16137                 23089
           05/89                  17355                 24020
           06/89                  15829                 23885
           07/89                  17159                 26040
           08/89                  18041                 26548
           09/89                  18447                 26439
           10/89                  17720                 25825
           11/89                  18154                 26350
           12/89                  17762                 26982
           01/90                  17105                 25171
           02/90                  18574                 25496
           03/90                  19639                 26172
           04/90                  19778                 25520
           05/90                  22620                 28003
           06/90                  22901                 27816
           07/90                  21362                 27727
           08/90                  18450                 25223
           09/90                  16365                 23997
           10/90                  16254                 23896
           11/90                  18214                 25438
           12/90                  19293                 26145
           01/91                  22190                 27279
           02/91                  23520                 29227
           03/91                  25998                 29934
           04/91                  25200                 30006
           05/91                  26279                 31297
           06/91                  23940                 29863
           07/91                  26669                 31255
           08/91                  28867                 31992
           09/91                  29568                 31458
           10/91                  31481                 31880
           11/91                  30090                 30598
           12/91                  34125                 34092
           01/92                  36230                 33458
           02/92                  37415                 33890
           03/92                  34631                 33232
           04/92                  32180                 34206
           05/92                  33135                 34374
           06/92                  31220                 33862
           07/92                  32369                 35243
           08/92                  31136                 34524
           09/92                  32805                 34932
           10/92                  35134                 35050
           11/92                  38907                 36242
           12/92                  40541                 36688
           01/93                  40160                 36996
           02/93                  36787                 37499
           03/93                  37846                 38290
           04/93                  36942                 37364
           05/93                  41201                 38361
           06/93                  41860                 38473
           07/93                  42032                 38319
           08/93                  45268                 39771
           09/93                  46853                 39465
           10/93                  46942                 40282
           11/93                  44923                 39899
           12/93                  46635                 40382
           01/94                  47740                 41755
           02/94                  47821                 40623
           03/94                  44598                 38856
           04/94                  45369                 39354
           05/94                  44993                 39995
           06/94                  42739                 39015
           07/94                  43410                 40295
           08/94                  46791                 41943
           09/94                  47287                 40919
           10/94                  49302                 41836
           11/94                  47660                 40313
           12/94                  49090                 40910
           01/95                  49006                 41969
           02/95                  51966                 43602
           03/95                  53702                 44888
           04/95                  56274                 46208
           05/95                  56787                 48052
           06/95                  61750                 49166
           07/95                  66566                 50794
           08/95                  67179                 50921
           09/95                  69120                 53070
           10/95                  70101                 52879
           11/95                  72268                 55195
           12/95                  71574                 56260
           01/96                  71767                 58173
           02/96                  75004                 58714
           03/96                  73504                 59278
           04/96                  80148                 60149
           05/96                  83258                 61695
           06/96                  77963                 61929
           07/96                  74361                 59192
           08/96                  80273                 60441
           09/96                  86157                 63838
           10/96                  84106                 65600
           11/96                  88968                 70552
           12/96                  87135                 69155
           01/97                  91945                 73471
           02/97                  85334                 74051
           03/97                  80862                 71015
           04/97                  85698                 75247
           05/97                  92108                 79845
           06/97                  94752                 83398
           07/97                 104511                 90028
           08/97                 104793                 84987
           09/97                 108838                 89636
           10/97                 101514                 86642
           11/97                  99422                 90653
           12/97                  94839                 92212
           01/98                  93255                 93227
           02/98                 100165                 99948
           03/98                 106085                105066
           04/98                 109045                106138
           05/98                 103331                104312
           06/98                 109748                108547
           07/98                 107981                107396
           08/98                  88901                 91878
           09/98                  98600                 97767
           10/98                  98984                105706
           11/98                 108012                112111
           12/98                 123392                118569
           01/99                 136793                123525
           02/99                 123428                119684
           03/99                 141696                124471
           04/99                 144969                129288
           05/99                 144055                126237
           06/99                 164756                133218
           07/99                 162104                129075
           08/99                 175931                128429
           09/99                 181227                124910
           10/99                 205130                132817
           11/99                 240618                135513
           12/99                 302216                143481
           01/00                 301038                136279
           02/00                 407394                133703
           03/00                 381280                146779
           04/00                 337776                142361
           05/00                 297952                139443
           06/00                 349021                142873
           07/00                 338062                140644
           08/00                 395735                149378
           09/00                 366570                141491
           10/00                 330096                140897
           11/00                 234368                129794
           12/00                 233431                130430
           01/01                 252292                135060
           02/01                 175393                122756
           03/01                 139034                114986
           04/01                 174307                123909
           05/01                 161844                124739
           06/01                 158332                121708
           07/01                 145127                120515
           08/01                 123808                112983
           09/01                  92720                103865
           10/01                 108770                105849
           11/01                 127870                113968
           12/01                 127205                114971
           01/02                 126467                113292
           02/02                 107130                111105
           03/02                 118765                115283
           04/02                 103064                108297
           05/02                  97045                107506
           06/02                  83614                 99852
           07/02                  73145                 92073
           08/02                  70373                 92672
           09/02                  58501                 82608
           10/02                  67598                 89869
           11/02                  77907                 95153
           12/02                  67125                 89568
           01/03                  66541                 87230
           02/03                  67206                 85922
           03/03                  65996                 86755
           04/03                  71969                 93895
           05/03                  79778                 98834
           06/03                  79076                100099
           07/03                  82555                101861
           08/03                  89118                103847
           09/03                  85723                102746
           10/03                  95169                108551
           11/03                  96892                109507
           12/03                  96107                115245
           01/04                  99894                117365
           02/04                  98175                118997
           03/04                  95633                117200
           04/04                  89503                115360
           05/04                  94032                116940
           06/04                  95433                119209
           07/04                  85517                115263
           08/04                  82002                115724
           09/04                  85832                116974
           10/04                  91454                118763
           11/04                  96612                123562
           12/04                  99346                127763
           01/05                  93683                124645
           02/05                  94273                127263
           03/05                  91266                125010
           04/05                  87241                122635
           05/05                  94779                126535
           06/05                  92940                126712
           07/05                  97550                131426
           08/05                  96458                130230
           09/05                  97548                131285
           10/05                  95636                129092
           11/05                 101728                133972
           12/05                 101138                134025
           01/06                 107540                137577
           02/06                 106410                137948
           03/06                 110029                139692
--------------------------------------------------------------------------------
SOURCE: LIPPER, INC.

Past performance cannot guarantee comparable future results.

   The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

   This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, the space between $10,000 and $20,000 is the same as that between $20,000 and $40,000, and so on.

AIM TECHNOLOGY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/06, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)       -3.03%
 1 Year                   13.98

CLASS B SHARES
Inception (3/28/02)       -2.89%
 1 Year                   14.75

CLASS C SHARES
Inception (2/14/00)      -18.13%
 5 Years                  -5.28
 1 Year                   18.75

INVESTOR CLASS SHARES
Inception (1/19/84)       11.41%
10 Years                   4.12
 5 Years                  -4.56
 1 Year                   20.63
================================================================================

CUMULATIVE TOTAL RETURNS

6 months ended 3/31/06, excluding applicable sales charges

Class A Shares            12.81%
Class B Shares            12.38
Class C Shares            12.43
Investor Class Shares     12.85
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

   CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND
CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE.

   INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

   THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

   HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST FOR THE FUND'S CLASS A, CLASS B AND CLASS C SHARES, PERFORMANCE WOULD HAVE BEEN LOWER.

AIM TECHNOLOGY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Sector Funds (the "Board") oversees the management of AIM Technology Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

   The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

   One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

   The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the three and five year periods was below the median performance of such comparable funds and above such median performance for the one year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Science & Technology Fund Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the initial advisory fee rate for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund; (ii) was lower than the advisory fee rate for four offshore funds for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund; and (iii) was higher than the sub-advisory fee rates for two unaffiliated mutual funds for which an AIM affiliate serves as sub-advisor, although the total management fees paid by such unaffiliated mutual funds were higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2006 in an amount necessary to limit total

                                                                     (continued)

AIM TECHNOLOGY FUND

annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through June 30, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SUPPLEMENT TO ANNUAL REPORT DATED 3/31/06

AIM TECHNOLOGY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 3/31/06
Inception (12/21/98)      -0.40%
  5 Years                 -3.76
  1 Year                  21.52
  6 Months*               13.23

*Cumulative total return that has not been annualized
================================================================================

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NAV. PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

   PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

--------------------------------------------------------------------------------

NASDAQ SYMBOL                                                              FTPIX

--------------------------------------------------------------------------------

                                   Over for information on your Fund's expenses.

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

                       FOR INSTITUTIONAL INVESTOR USE ONLY
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                  [YOUR GOALS.
                                 OUR SOLUTIONS.]         [AIM INVESTMENTS LOGO]
                            - REGISTERED TRADEMARK -    - REGISTERED TRADEMARK -

AIMINVESTMENTS.COM    I-TEC-INS-1    A I M Distributors, Inc.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2005, through March 31, 2006.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended March 31, 2006, appears in the table on the front of this supplement.

   The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                                 ACTUAL                      HYPOTHETICAL
                                                                  (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES     ENDING ACCOUNT    EXPENSES      ANNUALIZED
SHARE                  VALUE             VALUE         PAID DURING         VALUE       PAID DURING     EXPENSE
CLASS                (10/1/05)        (3/31/06)/1/       PERIOD/2/       (3/31/06)      PERIOD/2/       RATIO
Institutional      $  1,000.00        $  1,132.30        $  4.36        $ 1,020.84      $  4.13         0.82%


/1/ The actual ending account value is based on the actual total return of the Fund for the period October 1, 2005 through March 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended March 31, 2006, appears in the table on the front of this supplement.

/2/ Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM    I-TEC-INS-1    A I M Distributors, Inc.

AIM TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS
March 31, 2006

                                                       SHARES        VALUE
 ------------------------------------------------------------------------------
 DOMESTIC STOCKS-80.98%

 ALTERNATIVE CARRIERS-0.40%
 Time Warner Telecom Inc.-Class A/(a)/                  273,702 $     4,912,951
 ------------------------------------------------------------------------------

 APPLICATION SOFTWARE-9.01%
 Adobe Systems Inc./(a)/                                716,061      25,004,850
 ------------------------------------------------------------------------------
 Amdocs Ltd./(a)/                                       489,816      17,662,765
 ------------------------------------------------------------------------------
 Autodesk, Inc./(a)/                                    158,951       6,122,793
 ------------------------------------------------------------------------------
 Cadence Design Systems, Inc./(a)/                      723,860      13,384,171
 ------------------------------------------------------------------------------
 Citrix Systems, Inc./(a)/                              332,902      12,616,986
 ------------------------------------------------------------------------------
 Quest Software, Inc./(a)/                              673,553      11,248,335
 ------------------------------------------------------------------------------
 Synopsys, Inc./(a)/                                    703,629      15,726,108
 ------------------------------------------------------------------------------
 Witness Systems, Inc./(a)/                             324,185       8,234,299
 ------------------------------------------------------------------------------
                                                                    110,000,307
 ------------------------------------------------------------------------------

 BIOTECHNOLOGY-0.00%
 Ingenex, Inc.-Series B, Pfd.
  (Acquired 09/27/94; Cost $178,316)/(a)(b)(c)(d)(e)/    30,627               0
 ------------------------------------------------------------------------------

 COMMUNICATIONS EQUIPMENT-14.15%
 ADC Telecommunications, Inc./(a)/                      459,195      11,750,800
 ------------------------------------------------------------------------------
 Cisco Systems, Inc./(a)/                             1,757,917      38,094,062
 ------------------------------------------------------------------------------
 Comverse Technology, Inc./(a)/                         364,391       8,574,120
 ------------------------------------------------------------------------------
 Corning Inc./(a)/                                      908,058      24,435,841
 ------------------------------------------------------------------------------
 Foundry Networks, Inc./(a)/                            377,400       6,853,584
 ------------------------------------------------------------------------------
 JDS Uniphase Corp./(a)/                              2,470,376      10,301,468
 ------------------------------------------------------------------------------
 Motorola, Inc.                                         928,555      21,273,195
 ------------------------------------------------------------------------------
 QUALCOMM Inc.                                          568,015      28,747,239
 ------------------------------------------------------------------------------
 Tellabs, Inc./(a)/                                   1,429,328      22,726,315
 ------------------------------------------------------------------------------
                                                                    172,756,624
 ------------------------------------------------------------------------------

 COMPUTER HARDWARE-4.67%
 Apple Computer, Inc./(a)/                              237,053      14,867,964
 ------------------------------------------------------------------------------
 Hewlett-Packard Co.                                    862,120      28,363,748
 ------------------------------------------------------------------------------
 Palm, Inc./(a)(f)/                                     594,243      13,762,668
 ------------------------------------------------------------------------------
                                                                     56,994,380
 ------------------------------------------------------------------------------

 COMPUTER STORAGE & PERIPHERALS-5.89%
 Electronics for Imaging, Inc./(a)/                     328,016       9,174,608
 ------------------------------------------------------------------------------
 EMC Corp./(a)/                                       1,754,319      23,911,368
 ------------------------------------------------------------------------------
 Network Appliance, Inc./(a)/                           456,783      16,457,891
 ------------------------------------------------------------------------------
 Rackable Systems Inc./(a)/                             184,568       9,754,419
 ------------------------------------------------------------------------------
 Seagate Technology/(a)/                                476,386      12,543,243
 ------------------------------------------------------------------------------
                                                                     71,841,529
 ------------------------------------------------------------------------------

 CONSUMER ELECTRONICS-0.43%
 Directed Electronics, Inc./(a)/                        309,470       5,183,623
 ------------------------------------------------------------------------------

                                                       SHARES        VALUE
 ------------------------------------------------------------------------------

 DATA PROCESSING & OUTSOURCED
  SERVICES-4.02%
 DST Systems, Inc./(a)/                                 279,171 $    16,175,168
 ------------------------------------------------------------------------------
 First Data Corp.                                       413,307      19,351,034
 ------------------------------------------------------------------------------
 Fiserv, Inc./(a)/                                      319,613      13,599,533
 ------------------------------------------------------------------------------
                                                                     49,125,735
 ------------------------------------------------------------------------------

 ELECTRICAL COMPONENTS &
  EQUIPMENT-0.70%
 Energy Conversion Devices, Inc./(a)(f)/                 63,273       3,111,766
 ------------------------------------------------------------------------------
 Evergreen Solar, Inc./(a)(f)/                          353,523       5,444,254
 ------------------------------------------------------------------------------
                                                                      8,556,020
 ------------------------------------------------------------------------------

 ELECTRONIC EQUIPMENT
  MANUFACTURERS-0.19%
 SunPower Corp. -Class A/(a)(f)/                         59,114       2,255,790
 ------------------------------------------------------------------------------

 INTERNET SOFTWARE & SERVICES-8.89%
 Akamai Technologies, Inc./(a)(g)/                      971,470      31,951,648
 ------------------------------------------------------------------------------
 Digital River, Inc./(a)/                               241,821      10,545,814
 ------------------------------------------------------------------------------
 eBay Inc./(a)/                                         159,450       6,228,117
 ------------------------------------------------------------------------------
 Google Inc.-Class A/(a)/                                42,390      16,532,100
 ------------------------------------------------------------------------------
 Openwave Systems Inc./(a)/                           1,208,987      26,089,940
 ------------------------------------------------------------------------------
 Yahoo! Inc./(a)/                                       532,712      17,185,289
 ------------------------------------------------------------------------------
                                                                    108,532,908
 ------------------------------------------------------------------------------

 IT CONSULTING & OTHER SERVICES-3.45%
 Accenture Ltd.-Class A                                 574,047      17,261,594
 ------------------------------------------------------------------------------
 Cognizant Technology Solutions Corp.-Class A/(a)/      417,323      24,826,545
 ------------------------------------------------------------------------------
                                                                     42,088,139
 ------------------------------------------------------------------------------

 OTHER DIVERSIFIED FINANCIAL
  SERVICES-0.83%
 BlueStream Ventures L.P. (Acquired 08/03/00-
  02/13/06; Cost $21,378,414)/(a)(b)(c)(d)(e)(h)(i)/ 22,394,998      10,135,080
 ------------------------------------------------------------------------------

 SEMICONDUCTOR EQUIPMENT-3.53%
 Applied Materials, Inc.                                667,689      11,691,234
 ------------------------------------------------------------------------------
 FormFactor Inc./(a)/                                   482,515      18,972,490
 ------------------------------------------------------------------------------
 Lam Research Corp./(a)/                                289,691      12,456,713
 ------------------------------------------------------------------------------
                                                                     43,120,437
 ------------------------------------------------------------------------------

 SEMICONDUCTORS-17.15%
 Analog Devices, Inc.                                   238,112       9,117,309
 ------------------------------------------------------------------------------
 Broadcom Corp.-Class A/(a)/                            536,081      23,137,256
 ------------------------------------------------------------------------------
 Freescale Semiconductor Inc.-Class A/(a)/               68,662       1,909,490
 ------------------------------------------------------------------------------
 Freescale Semiconductor Inc.-Class B/(a)/              940,178      26,108,743
 ------------------------------------------------------------------------------
 Integrated Device Technology, Inc./(a)/                861,689      12,804,699
 ------------------------------------------------------------------------------
 Intel Corp.                                            592,982      11,474,202
 ------------------------------------------------------------------------------
 Intersil Corp.-Class A                                 442,307      12,791,518
 ------------------------------------------------------------------------------

AIM TECHNOLOGY FUND

                                                      SHARES        VALUE
 -----------------------------------------------------------------------------

 SEMICONDUCTORS-(CONTINUED)
 Linear Technology Corp.                               251,090 $     8,808,237
 -----------------------------------------------------------------------------
 Marvell Technology Group Ltd./(a)/                    381,172      20,621,405
 -----------------------------------------------------------------------------
 Maxim Integrated Products, Inc.                       269,469      10,010,773
 -----------------------------------------------------------------------------
 Microchip Technology Inc.                             453,476      16,461,179
 -----------------------------------------------------------------------------
 National Semiconductor Corp.                          437,740      12,186,682
 -----------------------------------------------------------------------------
 NVIDIA Corp./(a)/                                     212,996      12,196,151
 -----------------------------------------------------------------------------
 PMC-Sierra, Inc./(a)(g)/                            1,561,005      19,184,751
 -----------------------------------------------------------------------------
 Texas Instruments Inc.                                385,815      12,527,413
 -----------------------------------------------------------------------------
                                                                   209,339,808
 -----------------------------------------------------------------------------

 SYSTEMS SOFTWARE-4.27%
 Microsoft Corp.                                       994,009      27,046,985
 -----------------------------------------------------------------------------
 Oracle Corp./(a)/                                     997,858      13,660,676
 -----------------------------------------------------------------------------
 Red Hat, Inc./(a)(f)(g)/                              408,500      11,429,830
 -----------------------------------------------------------------------------
                                                                    52,137,491
 -----------------------------------------------------------------------------

 TECHNOLOGY DISTRIBUTORS-1.48%
 Arrow Electronics, Inc./(a)/                          369,164      11,912,922
 -----------------------------------------------------------------------------
 Ingram Micro Inc.-Class A/(a)/                        305,484       6,109,680
 -----------------------------------------------------------------------------
                                                                    18,022,602
 -----------------------------------------------------------------------------

 WIRELESS TELECOMMUNICATION
  SERVICES-1.92%
 NII Holdings Inc./(a)/                                397,832      23,460,153
 -----------------------------------------------------------------------------
     Total Domestic Stocks
      (Cost $692,696,003)                                          988,463,577
 -----------------------------------------------------------------------------
 FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-17.42%

 CANADA-2.14%
 Nortel Networks Corp. (Communications
  Equipment)/(a)/                                    3,746,597      11,427,121
 -----------------------------------------------------------------------------
 Telus Corp. (Integrated Telecommunication Services)   375,400      14,730,519
 -----------------------------------------------------------------------------
                                                                    26,157,640
 -----------------------------------------------------------------------------

 CHINA-0.13%
 Suntech Power Holdings Co., Ltd (Electrical
  Components & Equipment)-ADR/(a)/                      43,823       1,621,013
 -----------------------------------------------------------------------------

 FINLAND-2.15%
 Nokia Oyj (Communications Equipment)-ADR            1,267,283      26,258,104
 -----------------------------------------------------------------------------

 FRANCE-1.13%
 Silicon-On-Insulator Technologies
  (Semiconductors)/(a)(j)/                             406,089      13,774,625
 -----------------------------------------------------------------------------

 GERMANY-1.25%
 SAP A.G. (Application Software)-ADR                   280,364      15,229,372
 -----------------------------------------------------------------------------

 ISRAEL-1.29%
 NICE Systems Ltd. (Communication
  Equipment)-ADR/(a)/                                  309,449      15,769,521
 -----------------------------------------------------------------------------

                                                       SHARES        VALUE
--------------------------------------------------------------------------------

JAPAN-1.43%
Sumco Corp. (Semiconductors) (Acquired 11/07/05;
 Cost $783,987)/(b)(f)(j)/                               28,100 $     1,509,608
--------------------------------------------------------------------------------
Sumco Corp. (Semiconductors)/(f)(j)/                     82,500       4,432,124
--------------------------------------------------------------------------------
Toshiba Corp. (Computer Hardware)/(f)(j)/             1,978,000      11,500,281
--------------------------------------------------------------------------------
                                                                     17,442,013
--------------------------------------------------------------------------------

MEXICO-1.63%
America Movil S.A. de C.V. (Wireless
 Telecommunication Services)-Series L-ADR               578,727      19,827,187
--------------------------------------------------------------------------------

NETHERLANDS-0.99%
ASML Holding N.V. (Semiconductor Equipment)-
 New York Shares/(a)/                                   595,362      12,127,524
--------------------------------------------------------------------------------

RUSSIA-0.70%
OAO Vimpel-Communications (Wireless
 Telecommunication Services)-ADR/(a)/                   197,779       8,506,475
--------------------------------------------------------------------------------

SOUTH KOREA-0.67%
Samsung Electronics Co., Ltd. (Semiconductors)/(j)/      12,630       8,167,501
--------------------------------------------------------------------------------

SWEDEN-1.93%
Telefonaktiebolaget LM Ericsson (Communications
 Equipment)-ADR/(a)/                                    624,086      23,540,524
--------------------------------------------------------------------------------

TAIWAN-1.98%
Catcher Technology Co., Ltd. (Computer Storage &
 Peripherals)/(j)/                                      852,000       7,641,708
--------------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd. (Electronic
 Manufacturing Services)/(j)/                         2,680,952      16,536,163
--------------------------------------------------------------------------------
                                                                     24,177,871
--------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $174,832,135)                                            212,599,370
--------------------------------------------------------------------------------

MONEY MARKET FUNDS-1.18%
Premier Portfolio-Institutional Class/(k)/           14,449,995      14,449,995
--------------------------------------------------------------------------------
    Total Money Market Funds
     (Cost $14,449,995)                                              14,449,995
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (excluding investments
 purchased with cash collateral from securities
 loaned)-99.58% (Cost $881,978,133)                               1,215,512,942
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED-
 2.26%

MONEY MARKET FUND-2.26%
Premier Portfolio-Institutional Class/(k)(l)/        27,614,426      27,614,426
--------------------------------------------------------------------------------
    Total Money Market Funds (purchased with
     cash collateral from securities loaned)
     (Cost $27,614,426)                                              27,614,426
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-101.84% (Cost $909,592,559)                     1,243,127,368
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.84)%                               (22,425,289)
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                              $ 1,220,702,079
--------------------------------------------------------------------------------

AIM TECHNOLOGY FUND


Investment Abbreviations:

ADR  - AmericanDepositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Security not registered under the Securities Act of 1933, as amended
     (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at March 31, 2006 was $11,644,688, which represented 0.95% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
/(c)/Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at March 31, 2006 was $10,135,080, which represented 0.83% of the Fund's Net Assets. See Note 1A.
/(d)/Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at March 31, 2006 was $10,135,080, which represented 0.83% of the Fund's Net Assets.
/(e)/Security is considered venture capital.
/(f)/All or a portion of this security is out on loan at March 31, 2006.
/(g)/A portion of this security is subject to call options written. See Note 1I and Note 9.
/(h)/Affiliated company. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of March 31, 2006 represented 0.83% of the Fund's Net Assets. See Note 3.
/(i)/The Fund has a remaining commitment of $5,252,965 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
/(j)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at March 31, 2006 was $63,562,010, which represented 5.21% of the Fund's Net Assets. See Note 1A.
/(k)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(l)/The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

ASSETS:
Investments, at value (cost $846,149,724)*                         $1,190,927,867
----------------------------------------------------------------------------------
Investments in affiliates (cost $63,442,835)                           52,199,501
----------------------------------------------------------------------------------
    Total investments (cost $909,592,559)                           1,243,127,368
----------------------------------------------------------------------------------
Foreign currencies, at value (cost $8,729,911)                          8,760,545
----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                      8,736,308
----------------------------------------------------------------------------------
  Fund shares sold                                                        349,188
----------------------------------------------------------------------------------
  Dividends                                                               840,248
----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         412,877
----------------------------------------------------------------------------------
Other assets                                                               43,245
----------------------------------------------------------------------------------
    Total assets                                                    1,262,269,779
----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                 7,467,574
----------------------------------------------------------------------------------
  Fund shares reacquired                                                3,153,155
----------------------------------------------------------------------------------
  Options written, at value (premiums received $692,110)                1,217,582
----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                      515,131
----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                          27,614,426
----------------------------------------------------------------------------------
Accrued distribution fees                                                 308,582
----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                           7,084
----------------------------------------------------------------------------------
Accrued transfer agent fees                                               976,088
----------------------------------------------------------------------------------
Accrued operating expenses                                                308,078
----------------------------------------------------------------------------------
    Total liabilities                                                  41,567,700
----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                        $1,220,702,079
----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                      $1,495,078,536
----------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (426,140)
----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and option contracts                             (606,988,658)
----------------------------------------------------------------------------------
Unrealized appreciation from investment securities, foreign
 currencies and option contracts                                      333,038,341
----------------------------------------------------------------------------------
                                                                   $1,220,702,079
----------------------------------------------------------------------------------

        NET ASSETS:
        Class A                                             $329,461,396
        ----------------------------------------------------------------
        Class B                                             $ 81,212,323
        ----------------------------------------------------------------
        Class C                                             $ 26,507,297
        ----------------------------------------------------------------
        Investor Class                                      $783,508,722
        ----------------------------------------------------------------
        Institutional Class                                 $     12,341
        ----------------------------------------------------------------

        SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
         UNLIMITED NUMBER OF SHARES AUTHORIZED:
        Class A                                               11,578,354
        ----------------------------------------------------------------
        Class B                                                2,943,366
        ----------------------------------------------------------------
        Class C                                                  986,948
        ----------------------------------------------------------------
        Investor Class                                        27,797,823
        ----------------------------------------------------------------
        Institutional Class                                        415.5
        ----------------------------------------------------------------
        Class A:
          Net asset value per share                         $      28.45
        ----------------------------------------------------------------
          Offering price per share:
            (Net asset value of $28.45 / 94.50%)            $      30.11
        ----------------------------------------------------------------
        Class B:
            Net asset value and offering price per share    $      27.59
        ----------------------------------------------------------------
        Class C:
          Net asset value and offering price per share      $      26.86
        ----------------------------------------------------------------
        Investor Class:
          Net asset value and offering price per share      $      28.19
        ----------------------------------------------------------------
        Institutional Class:
          Net asset value and offering price per share      $      29.70
        ----------------------------------------------------------------

* At March 31, 2006, securities with an aggregate value of $26,957,502 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM TECHNOLOGY FUND

STATEMENT OF OPERATIONS
For the year ended March 31, 2006

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $350,952)                           $  5,432,380
----------------------------------------------------------------------------------------------
Dividends from affiliates (includes securities lending income of $179,518,
 after compensation to counterparties of $1,767,593)                                  670,395
----------------------------------------------------------------------------------------------
   Total investment income                                                          6,102,775
----------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                       7,986,788
----------------------------------------------------------------------------------------------
Administrative services fees                                                          335,673
----------------------------------------------------------------------------------------------
Custodian fees                                                                        197,152
----------------------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                              872,432
----------------------------------------------------------------------------------------------
 Class B                                                                              831,883
----------------------------------------------------------------------------------------------
 Class C                                                                              269,175
----------------------------------------------------------------------------------------------
 Class K                                                                               32,425
----------------------------------------------------------------------------------------------
 Investor Class                                                                     2,064,612
----------------------------------------------------------------------------------------------
Transfer agent fees-A, B, C, K and Investor                                         8,134,742
----------------------------------------------------------------------------------------------
Transfer agent fees-Institutional                                                          11
----------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                              38,137
----------------------------------------------------------------------------------------------
Other                                                                                 419,960
----------------------------------------------------------------------------------------------
   Total expenses                                                                  21,182,990
----------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                (562,516)
----------------------------------------------------------------------------------------------
   Net expenses                                                                    20,620,474
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                      (14,517,699)
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN
 CURRENCIES AND OPTION CONTRACTS:
Net realized gain (loss) from:
 Investment securities (includes gains from securities sold to affiliates of
   $4,960,377)                                                                    185,648,751
----------------------------------------------------------------------------------------------
 Foreign currencies                                                                  (148,952)
----------------------------------------------------------------------------------------------
 Option contracts written                                                           2,235,767
----------------------------------------------------------------------------------------------
                                                                                  187,735,566
----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                                             61,198,342
----------------------------------------------------------------------------------------------
 Foreign currencies                                                                    29,004
----------------------------------------------------------------------------------------------
 Option contracts written                                                            (610,426)
----------------------------------------------------------------------------------------------
                                                                                   60,616,920
----------------------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and option contracts      248,352,486
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $233,834,787
----------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2006 and 2005

                                                                                      2006             2005
-----------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                                    $  (14,517,699) $   (14,440,048)
-----------------------------------------------------------------------------------------------------------------
 Net realized gain on investment securities, foreign currencies and option
   contracts                                                                        187,735,566      266,865,422
-----------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities,
   foreign currencies and option contracts                                           60,616,920     (423,163,376)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                  233,834,787     (170,738,002)
-----------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                                            (45,689,980)     (77,627,447)
-----------------------------------------------------------------------------------------------------------------
 Class B                                                                            (21,848,741)     (31,117,750)
-----------------------------------------------------------------------------------------------------------------
 Class C                                                                             (5,334,370)      (8,376,194)
-----------------------------------------------------------------------------------------------------------------
 Class K                                                                            (13,237,491)      (6,196,692)
-----------------------------------------------------------------------------------------------------------------
 Investor Class                                                                    (262,478,863)    (393,625,584)
-----------------------------------------------------------------------------------------------------------------
 Institutional Class                                                                       (954)  (1,227,237,773)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions         (348,590,399)  (1,744,181,440)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                           (114,755,612)  (1,914,919,442)
-----------------------------------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of year                                                                1,335,457,691    3,250,377,133
-----------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income (loss) of
   $(426,140) and $(310,067), respectively)                                      $1,220,702,079  $ 1,335,457,691
-----------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS
March 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Technology Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM TECHNOLOGY FUND

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

AIM TECHNOLOGY FUND


NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.55%, 2.30%, 2.30%, 1.75%, 1.55% and 1.30% of average daily net assets, respectively, through June 30, 2007 (except for Class K which were converted to Class A shares). Prior to June 30, 2005, AIM voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.65%, 2.30%, 2.30%, 1.75%, 1.65% and 1.30% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2006, AIM waived fees of $3,440 and reimbursed class level expenses of Class A, Class B, Class C, Class K and Investor Class shares in the amount of $167,519, $44,796, $14,203, $5,028 and $264,431, respectively.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $8,904.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2006, AIM was paid $335,673.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended
March 31, 2006, the Fund paid AISI $8,134,742 for Class A, Class B, Class C, Class K and Investor Class shares and $11 for Institutional Class shares.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended
March 31, 2006, the Class A, Class B, Class C, Class R and Investor Class shares paid $872,432, $831,883, $269,175 and $2,064,612, respectively. For the period April 1, 2005 through October 21, 2005 (date of conversion), Class K paid $32,425
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2006, ADI advised the Fund that it retained $40,133 in front-end sales

AIM TECHNOLOGY FUND

commissions from the sale of Class A shares and $241, $59,077 and $2,988 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period April 1, 2005 through October 21, 2005 (date of conversion), ADI advised the Fund it retained $0 from Class K shares for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in an affiliated money market fund. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2006.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                   CHANGE IN
                                                                                   UNREALIZED                        REALIZED
                                           VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND   GAIN
FUND                                      03/31/05     AT COST      FROM SALES   (DEPRECIATION)  03/31/06    INCOME   (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $59,112,303 $450,630,563 $(495,292,871)      $--       $14,449,995 $490,877   $--
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                      CHANGE IN
                                                                                      UNREALIZED                        REALIZED
                                           VALUE      PURCHASES        PROCEEDS      APPRECIATION    VALUE     DIVIDEND   GAIN
FUND                                      03/31/05     AT COST        FROM SALES    (DEPRECIATION)  03/31/06   INCOME*   (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $7,397,327 $1,186,137,294 $(1,165,920,195)      $--       $27,614,426 $179,518   $--
--------------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended March 31, 2006

                                                                       CHANGE IN
                                                                       UNREALIZED                        REALIZED
                           VALUE       PURCHASES        PROCEEDS      APPRECIATION    VALUE     DIVIDEND   GAIN
COMPANY                   03/31/05      AT COST        FROM SALES    (DEPRECIATION)  03/31/06    INCOME   (LOSS)
-----------------------------------------------------------------------------------------------------------------
BlueStream Ventures L.P. $ 6,153,899 $    3,594,133 $            --     $387,048    $10,135,080 $     --   $--
-----------------------------------------------------------------------------------------------------------------
Total                    $72,663,529 $1,640,361,990 $(1,661,213,066)    $387,048    $52,199,501 $670,395   $--
-----------------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2006, the Fund engaged in securities sales of $21,760,691, which resulted in net realized gains of $4,960,377 and securities purchases of $19,690,377.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $54,195.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in

AIM TECHNOLOGY FUND

which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2006, the Fund paid legal fees of $8,676 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended March 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2006, securities with an aggregate value of $26,957,502 were on loan to brokers. The loans were secured by cash collateral of $27,614,426 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2006, the Fund received dividends on cash collateral investments of $179,518 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                   ------------------------------------------
                                       CALL OPTION CONTRACTS
                                       ---------------------
                                       NUMBER OF   PREMIUMS
                                       CONTRACTS   RECEIVED
                   ------------------------------------------
                   Beginning of period   10,040  $   624,671
                   ------------------------------------------
                   Written               28,043    3,841,825
                   ------------------------------------------
                   Closed                (7,366)  (1,849,223)
                   ------------------------------------------
                   Exercised             (2,939)    (369,733)
                   ------------------------------------------
                   Expired              (17,777)  (1,555,430)
                   ------------------------------------------
                   End of period         10,001  $   692,110
                   ------------------------------------------

AIM TECHNOLOGY FUND


                       OPEN CALL OPTIONS WRITTEN AT PERIOD END
--------------------------------------------------------------------------------------
                                                                          UNREALIZED
                          CONTRACT STRIKE NUMBER OF PREMIUMS   VALUE     APPRECIATION
                           MONTH   PRICE  CONTRACTS RECEIVED  03/31/06  (DEPRECIATION)
--------------------------------------------------------------------------------------
Akamai Technologies, Inc.  Apr-06  $30.0    2,755   $214,883 $  909,150   $(694,267)
--------------------------------------------------------------------------------------
PMC-Sierra, Inc.           Apr-06   12.5    5,203    258,633    247,142      11,491
--------------------------------------------------------------------------------------
Red Hat, Inc.              Apr-06   30.0    2,043    218,594     61,290     157,304
--------------------------------------------------------------------------------------
                                           10,001   $692,110 $1,217,582   $(525,472)
--------------------------------------------------------------------------------------

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long term gain distributions paid during the years ended March 31, 2006 and 2005.

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2006, the components of net assets on a tax basis were as follows:

                                                         2006
             ------------------------------------------------------
             Unrealized appreciation -- investments $  329,575,108
             ------------------------------------------------------
             Temporary book/tax differences               (299,478)
             ------------------------------------------------------
             Capital loss carryforward                (603,525,425)
             ------------------------------------------------------
             Post-October Currency loss deferral          (126,662)
             ------------------------------------------------------
             Shares of beneficial interest           1,495,078,536
             ------------------------------------------------------
             Total net assets                       $1,220,702,079
             ------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales, the deferral of losses on certain straddles and the treatment of partnerships. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on options written of $(525,472) and appreciation on foreign currencies of $29,004.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2006 to utilizing $161,990,602 of capital loss carryforward in the fiscal year ended March 31, 2007.
  The Fund utilized $180,619,397 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2006 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2010                  $235,615,312
                 ---------------------------------------------
                 March 31, 2011                   367,910,113
                 ---------------------------------------------
                 Total capital loss carryforward $603,525,425
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM New Technology Fund, AIM Global Science & Technology Fund and INVESCO Telecommunications Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

AIM TECHNOLOGY FUND


NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2006 was $1,337,648,968 and $1,674,109,357, respectively.
  At the request of the Trustee, AIM recovered third party research credits during the year ended March 31, 2006, in the amount of $163,114. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $336,680,407
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities   (6,608,831)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $330,071,576
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $913,055,792.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, organization expenses, partnership transactions, corporate actions and foreign currency transactions on March 31, 2006, undistributed net investment income
(loss) was increased by $14,401,626, undistributed net realized gain (loss) was increased by $421,490 and shares of beneficial interest decreased by $14,823,116. This reclassification had no effect on the net assets of the Fund.

AIM TECHNOLOGY FUND


NOTE 13--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. The Fund formerly offered Class K shares; however, as of the close of business October 21, 2005, the Class K shares were converted to Class A shares. Investor Class shares of the Fund are offered only to certain grandfathered investors.
  Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                          --------------------------------------------------------
                                                                   2006/(a)/                      2005
                                                          --------------------------  ----------------------------
                                                             SHARES        AMOUNT        SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   1,129,976  $  28,845,975    1,091,737  $    26,091,564
-------------------------------------------------------------------------------------------------------------------
  Class B                                                     260,920      6,473,754      324,767        7,546,468
-------------------------------------------------------------------------------------------------------------------
  Class C                                                     354,767      8,680,425      199,704        4,490,729
-------------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                                100,778      2,391,807      348,095        8,080,397
-------------------------------------------------------------------------------------------------------------------
  Investor Class                                            3,764,263     94,459,210    7,578,874      177,927,956
-------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              --             --    1,199,210       30,689,266
-------------------------------------------------------------------------------------------------------------------
Conversion of Class K shares to Class A shares:/(c)/
  Class A                                                     501,679     12,225,909           --               --
-------------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                               (513,478)   (12,225,909)          --               --
-------------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     159,811      4,010,453      314,887        7,493,236
-------------------------------------------------------------------------------------------------------------------
  Class B                                                    (164,166)    (4,010,453)    (321,273)      (7,493,236)
-------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                  (3,554,908)   (90,772,317)  (4,673,472)    (111,212,247)
-------------------------------------------------------------------------------------------------------------------
  Class B                                                    (983,065)   (24,312,042)  (1,344,399)     (31,170,982)
-------------------------------------------------------------------------------------------------------------------
  Class C                                                    (572,477)   (14,014,795)    (568,055)     (12,866,923)
-------------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                               (142,541)    (3,403,389)    (628,117)     (14,277,089)
-------------------------------------------------------------------------------------------------------------------
  Investor Class                                          (14,168,269)  (356,938,073) (24,400,287)    (571,553,540)
-------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (38)          (954) (52,868,543)  (1,257,927,039)
-------------------------------------------------------------------------------------------------------------------
                                                          (13,826,748) $(348,590,399) (73,746,872) $(1,744,181,440)
-------------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 13% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
/(b)/Class K shares activity for the period April 1, 2005 through October 21,
     2005 (date of conversion).
/(c)/Effective as of close of business October 21, 2005, all outstanding Class
     K shares were converted to Class A shares of the Fund.

AIM TECHNOLOGY FUND


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                              CLASS A
                                                                   -----------------------------------------------------
                                                                                        YEAR ENDED MARCH 31,
                                                                   -----------------------------------------------------
                                                                        2006            2005           2004         2003/(A)/
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  23.59        $  24.71       $  16.98       $ 30.41
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.28)/(b)/     (0.19)/(b)/    (0.33)/(b)/   (0.20)/(b)(c)/
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      5.14           (0.93)          8.06        (13.23)
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   4.86           (1.12)          7.73        (13.43)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  28.45        $  23.59       $  24.71       $ 16.98
---------------------------------------------------------------------------------------------------------------------------------
Total return/(d)/                                                     20.60%          (4.53)%        45.52%       (44.16)%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $329,461        $314,755       $410,407       $ 4,460
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.57%/(e)/      1.50%          1.50%         1.47%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.63%/(e)/      1.68%          1.93%         1.51%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (1.09)%/(e)/    (0.80)%        (1.31)%       (1.12)%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 107%             92%           141%          107%
---------------------------------------------------------------------------------------------------------------------------------

/(a)/Class commenced sales on March 28, 2002.
/(b)/Calculated using average shares outstanding.
/(c)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.20) for the year ended March 31, 2003.
/(d)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(e)/Ratios are based on average daily net assets of $318,066,928.

AIM TECHNOLOGY FUND

                                                                                             CLASS B
                                                                   ---------------------------------------------------
                                                                                       YEAR ENDED MARCH 31,
                                                                   ---------------------------------------------------
                                                                        2006          2005           2004         2003/(A)/
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 23.04        $ 24.29       $  16.84       $ 30.41
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.45)/(b)/    (0.34)/(b)/    (0.48)/(b)/   (0.27)/(b)(c)/
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     5.00          (0.91)          7.93        (13.30)
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  4.55          (1.25)          7.45        (13.57)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 27.59        $ 23.04       $  24.29       $ 16.84
-------------------------------------------------------------------------------------------------------------------------------
Total return/(d)/                                                    19.75%         (5.15)%        44.24%       (44.62)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $81,212        $88,240       $125,597       $   532
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.30%/(e)/     2.15%          2.15%         2.15%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.36%/(e)/     2.33%          3.16%         2.74%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (1.82)%/(e)/   (1.45)%        (1.96)%       (1.71)%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                107%            92%           141%          107%
-------------------------------------------------------------------------------------------------------------------------------

/(a)/Class commenced sales on March 28, 2002.
/(b)/Calculated using average shares outstanding.
/(c)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.27) for the year ended March 31, 2003.
/(d)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(e)/Ratios are based on average daily net assets of $83,188,325.

AIM TECHNOLOGY FUND

                                                                                                  CLASS C
                                                                   --------------------------------------------------------
                                                                                            YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------------
                                                                        2006          2005          2004          2003
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 22.43        $ 23.64       $ 16.39       $ 29.73
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.44)/(a)/    (0.33)/(a)/   (0.45)/(a)/   (0.62)/(b)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     4.87          (0.88)         7.70        (12.72)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  4.43          (1.21)         7.25        (13.34)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 26.86        $ 22.43       $ 23.64       $ 16.39
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    19.75%         (5.12)%       44.23%       (44.87)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $26,507        $27,016       $37,191       $ 5,759
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.30%/(d)/     2.15%         2.15%         2.69%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.36%/(d)/     2.33%         3.20%         3.95%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (1.82)%/(d)/   (1.45)%       (1.96)%       (2.39)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                107%            92%          141%          107%
----------------------------------------------------------------------------------------------------------------------------

                                                                   --------

                                                                   --------
                                                                       2002
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 35.22
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.22)/(b)/
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (5.27)
--------------------------------------------------------------------------------
    Total from investment operations                                 (5.49)
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 29.73
--------------------------------------------------------------------------------
Total return/(c)/                                                   (15.59)%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $18,910
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.54%
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   2.54%
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (2.26)%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                 79%
--------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.84) and $(0.54) for the years ended March 31, 2003 and 2002, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $26,917,464.

                                                                                                              CLASS K
                                                                   ------------------------------------------------------------
                                                                    APRIL 1, 2005
                                                                       THROUGH
                                                                   OCTOBER 21, 2005
                                                                     (DATE SHARES
                                                                      CONVERTED)                         YEAR ENDED MARCH 31,
                                                                   ----------------   -----------------------------------------
                                                                         2006             2005          2004          2003
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $23.06        $ 24.21       $ 16.78       $ 30.22
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           (0.17)/(a)/    (0.25)/(a)/   (0.42)/(a)/   (0.07)/(b)/
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)         0.92          (0.90)         7.85        (13.37)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                      0.75          (1.15)         7.43        (13.44)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $23.81        $ 23.06       $ 24.21       $ 16.78
--------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                         3.25%         (4.75)%       44.28%       (44.47)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $   --        $12,805       $20,224       $22,156
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          1.75%/(d)/     1.76%         2.12%         1.88%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                       1.82%/(d)/     1.78%         2.74%         2.49%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              (1.27)%/(d)/   (1.06)%       (1.93)%       (1.55)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                               107%            92%          141%          107%
--------------------------------------------------------------------------------------------------------------------------------

                                                                   ---------------------------
                                                                                     NOVEMBER 30,
                                                                                         2000
                                                                                     (DATE SALES
                                                                                      COMMENCED)
                                                                                     TO MARCH 31,
                                                                   --------              2001
                                                                         2002       ------------
------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 35.09            $ 60.01
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.27)/(a)(b)/     (0.82)/(b)/
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (4.60)            (24.10)
----------------------------------------------------------------------------------------------------
    Total from investment operations                                 (4.87)            (24.92)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 30.22            $ 35.09
----------------------------------------------------------------------------------------------------
Total return/(c)/                                                   (13.85)%           (41.54)%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $27,147            $     1
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.28%              5.18%/(e)/
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.28%              5.18%/(e)/
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (1.15)%            (4.67)%/(e)/
----------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                            79%                85%
----------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.30), $(0.27) and $(0.86) for the years ended March 31, 2003 and 2002 and the period ended March 31, 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $12,829,542. /(e)/Annualized.
/(f)/Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM TECHNOLOGY FUND

                                                                                                   INVESTOR CLASS
                                                                   --------------------------------------------------------------
                                                                                                YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------------------
                                                                        2006            2005            2004            2003
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  23.37        $  24.49       $    16.90       $  30.41
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.27)/(a)/     (0.20)/(a)/      (0.35)/(a)/    (0.14)/(b)/
----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      5.09           (0.92)            7.94         (13.37)
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   4.82           (1.12)            7.59         (13.51)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  28.19        $  23.37       $    24.49       $  16.90
----------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     20.63%          (4.57)%          44.91%        (44.43)%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $783,509        $892,630       $1,347,355       $853,530
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.57%/(d)/      1.56%            1.72%          1.77%
----------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.61%/(d)/      1.58%            1.75%          1.77%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (1.09)%/(d)/    (0.86)%          (1.53)%        (1.46)%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 107%             92%             141%           107%
----------------------------------------------------------------------------------------------------------------------------------

                                                                   -----------

                                                                   -----------
                                                                         2002
-----------------------------------------------------------------------------------
Net asset value, beginning of period                               $    35.60
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.08)/(b)/
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       (5.11)
-----------------------------------------------------------------------------------
    Total from investment operations                                    (5.19)
-----------------------------------------------------------------------------------
Net asset value, end of period                                     $    30.41
-----------------------------------------------------------------------------------
Total return/(c)/                                                      (14.58)%
-----------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $1,865,251
-----------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.37%
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.37%
-----------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (1.08)%
-----------------------------------------------------------------------------------
Portfolio turnover rate                                                    79%
-----------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.29) and $(0.37) for the years ended March 31, 2003 and 2002, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $825,844,747.

                                                                                                  INSTITUTIONAL CLASS
                                                                   -------------------------------------------------------------
                                                                                                 YEAR ENDED MARCH 31,
                                                                   -------------------------------------------------------------
                                                                       2006          2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $24.44        $25.35       $    17.34       $  30.93
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.09)/(a)/   (0.02)/(a)/      (0.16)/(a)/    (0.12)/(a)(b)/
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    5.35         (0.89)            8.17         (13.47)
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 5.26         (0.91)            8.01         (13.59)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $29.70        $24.44       $    25.35       $  17.34
---------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                   21.52%        (3.59)%          46.19%        (43.94)%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   12        $   11       $1,309,623       $707,040
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              0.81%/(d)/    0.79%/(e)/       0.86%          0.90%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (0.33)%/(d)/  (0.09)%          (0.67)%        (0.59)%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               107%           92%             141%           107%
---------------------------------------------------------------------------------------------------------------------------------

                                                                   -----------

                                                                   -----------
                                                                          2002
--------------------------------------------------------------------------------------
Net asset value, beginning of period                               $    35.98
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.16)/(a)(b)/
--------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       (4.89)
--------------------------------------------------------------------------------------
    Total from investment operations                                    (5.05)
--------------------------------------------------------------------------------------
Net asset value, end of period                                     $    30.93
--------------------------------------------------------------------------------------
Total return/(c)/                                                      (14.04)%
--------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $1,360,738
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  0.74%
--------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.46)%
--------------------------------------------------------------------------------------
Portfolio turnover rate                                                    79%
--------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12) and $(0.16) for the years ended March 31, 2003 and 2002, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $11,149.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.81% for the year ended March 31, 2005.

AIM TECHNOLOGY FUND


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds, including those formerly advised by IFG, and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related issues have been transferred or conditionally transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative and class action lawsuits. The MDL Court dismissed all derivative causes of action in the derivative lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under
Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the class action lawsuit but three: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. Based on the MDL Court's March 1, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative lawsuit. Defendants filed their Original Answer in the class action lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative lawsuit.
  On February 27, 2006, Judge Motz for the MDL Court issued a memorandum opinion on the AMVESCAP defendants' motion to dismiss the ERISA lawsuit. Judge Motz granted the motion in part and denied the motion in part, holding that:
(i) plaintiff has both constitutional and statutory standing to pursue her claims under

AIM TECHNOLOGY FUND

ERISA (S) 502(a)(2); (ii) plaintiff lacks standing under ERISA (S) 502(a)(3) to obtain equitable relief; (iii) the motion is granted as to the claims alleged under ERISA (S) 404 for failure to prudently and loyally manage plan assets against certain AMVESCAP defendants; (iv) the motion is denied as to the claims alleged under ERISA (S) 404 for failure to prudently and loyally manage plan assets against AMVESCAP and certain other AMVESCAP defendants. The opinion also: (i) confirmed plaintiff's abandonment of her claims that defendants engaged in prohibited transactions and/or misrepresentation; (ii) postponed consideration of the duty to monitor and co-fiduciary duty claims until after any possible amendments to the complaints; (iii) stated that plaintiff may seek leave to amend her complaint within 40 days of the date of filing of the memorandum opinion. On April 4, 2006, Judge Motz entered an order implementing these rulings in the ERISA (Calderon) lawsuit against the AMVESCAP defendants. Plaintiffs indicated that they intend to amend their complaint in light of this order. Defendants will have 30 days after such amendment to answer or otherwise respond.
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM TECHNOLOGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Sector Funds and Shareholders of AIM Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Technology Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 19, 2006
Houston, Texas

AIM TECHNOLOGY FUND

TAX DISCLOSURES

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006 are 10.70%, 15.69%, 16.15% and 19.16%, respectively.

AIM TECHNOLOGY FUND

TRUSTEES AND OFFICERS
As of March 31, 2006

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND                  TRUSTEE AND/     PRINCIPAL OCCUPATION(S)
POSITIONS(S) HELD WITH THE TRUST         OR OFFICER SINCE DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
  INTERESTED PERSONS
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
  Robert H. Graham/1/ -- 1946            2003             Director and Chairman, A I M
  Trustee, Vice Chair, President and                      Management Group Inc. (financial
  Principal Executive Officer                             services holding company);
                                                          Director and Vice Chairman,
                                                          AMVESCAP PLC; Chairman of AMVESCAP
                                                          PLC -- AIM Division (parent of AIM
                                                          and a global investment management
                                                          firm); and Trustee, Vice Chair,
                                                          President and Principal Executive
                                                          Officer of the AIM Family of Funds

                                                          Formerly: President and Chief
                                                          Executive Officer,
                                                          A I M Management Group Inc.;
                                                          Director, Chairman and President,
                                                          A I M Advisors, Inc. (registered
                                                          investment advisor); Director and
                                                          Chairman, A I M Capital
                                                          Management, Inc. (registered
                                                          investment advisor), A I M
                                                          Distributors, Inc. (registered
                                                          broker dealer), AIM Investment
                                                          Services, Inc., (registered
                                                          transfer agent), and Fund
                                                          Management Company (registered
                                                          broker dealer); and Chief
                                                          Executive Officer, AMVESCAP
                                                          PLC -- Managed Products
------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2/ -- 1951          1998             Trustee and Executive Vice
  Trustee and Executive Vice President                    President of the AIM Family of
                                                          Funds

                                                          Formerly: Director, Chairman,
                                                          President and Chief Executive
                                                          Officer, INVESCO Funds Group,
                                                          Inc.; President and Chief
                                                          Executive Officer, INVESCO
                                                          Distributors, Inc.; and Chief
                                                          Executive Officer, AMVESCAP
                                                          PLC -- Managed Products; and
                                                          Chairman, A I M Advisors, Inc.;
                                                          Director, President and Chief
                                                          Executive Officer, A I M
                                                          Management Group Inc.; Director
                                                          and President, A I M Advisors,
                                                          Inc.; Director, A I M Capital
                                                          Management, Inc. and A I M
                                                          Distributors,
                                                          Inc.; Director and Chairman, AIM Investment
                                                          Services, Inc., Fund Management
                                                          Company and INVESCO Distributors,
                                                          Inc. (registered broker dealer);
                                                          Chief Executive Officer, AMVESCAP
                                                          PLC -- AIM Division
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944              2003             Chairman, Crockett Technology
  Trustee and Chair                                       Associates (technology consulting
                                                          company)
------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936                   1983             Retired
  Trustee
------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939                2003             Retired
  Trustee
                                                          Formerly: Partner, law firm of
                                                          Baker & McKenzie
------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942                 2000             Founder, Green, Manning & Bunch,
  Trustee                                                 Ltd. (investment banking firm);
                                                          and Director, Policy Studies, Inc.
                                                          and Van Gilder Insurance
                                                          Corporation
------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941               2003             Director of a number of public and
  Trustee                                                 private business corporations,
                                                          including the Boss Group, Ltd.
                                                          (private investment and
                                                          management); Cortland Trust, Inc.
                                                          (Chairman) (registered investment
                                                          company (3 portfolios)); Annuity
                                                          and Life Re (Holdings), Ltd.
                                                          (insurance company; CompuDyne
                                                          Corporation (provider of products
                                                          and services to the public
                                                          security market) and Homeowners of
                                                          American Holding Corporation

                                                          Formerly: Director, President and
                                                          Chief Executive Officer, Volvo
                                                          Group North America, Inc.; Senior
                                                          Vice President, AB Volvo; and
                                                          director of various affiliated
                                                          Volvo companies
------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952                 2003             Chief Executive Officer, Twenty
  Trustee                                                 First Century Group, Inc.
                                                          (government affairs company); and
                                                          Owner, Dos Angelos Ranch, L.P.

                                                          Formerly: Chief Executive Officer,
                                                          Texana Timber LP (sustainable
                                                          forestry company)
------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937                2003             Partner, law firm of Kramer Levin
  Trustee                                                 Naftalis and Frankel LLP

------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950             2003             Formerly: Chief Executive Officer,
  Trustee                                                 YWCA of the USA
------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942               2003             Partner, law firm of Pennock &
  Trustee                                                 Cooper
------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935                2003             Retired
  Trustee
------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                     1997             Retired
  Trustee
------------------------------------------------------------------------------------------------------
  Raymond Stickel, Jr. -- 1944           2005             Retired
  Trustee
                                                          Formerly: Partner, Deloitte &
                                                          Touche
------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIP(S)
DURING PAST 5 YEARS                         HELD BY TRUSTEE
----------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Director and Chairman, A I M                None
Management Group Inc. (financial
services holding company);
Director and Vice Chairman,
AMVESCAP PLC; Chairman of AMVESCAP
PLC -- AIM Division (parent of AIM
and a global investment management
firm); and Trustee, Vice Chair,
President and Principal Executive
Officer of the AIM Family of Funds

Formerly: President and Chief
Executive Officer,
A I M Management Group Inc.;
Director, Chairman and President,
A I M Advisors, Inc. (registered
investment advisor); Director and
Chairman, A I M Capital
Management, Inc. (registered
investment advisor), A I M
Distributors, Inc. (registered
broker dealer), AIM Investment
Services, Inc., (registered
transfer agent), and Fund
Management Company (registered
broker dealer); and Chief
Executive Officer, AMVESCAP
PLC -- Managed Products
----------------------------------------------------------------------------
Trustee and Executive Vice                  None
President of the AIM Family of
Funds

Formerly: Director, Chairman,
President and Chief Executive
Officer, INVESCO Funds Group,
Inc.; President and Chief
Executive Officer, INVESCO
Distributors, Inc.; and Chief
Executive Officer, AMVESCAP
PLC -- Managed Products; and
Chairman, A I M Advisors, Inc.;
Director, President and Chief
Executive Officer, A I M
Management Group Inc.; Director
and President, A I M Advisors,
Inc.; Director, A I M Capital
Management, Inc. and A I M
Distributors,
Inc.; Director and Chairman, AIM Investment
Services, Inc., Fund Management
Company and INVESCO Distributors,
Inc. (registered broker dealer);
Chief Executive Officer, AMVESCAP
PLC -- AIM Division
----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Chairman, Crockett Technology               ACE Limited (insurance
Associates (technology consulting           company); and Captaris, Inc.
company)                                    (unified messaging provider)
----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     Badgley Funds, Inc. (registered
                                            investment company
Formerly: Partner, law firm of              (2 portfolios))
Baker & McKenzie
----------------------------------------------------------------------------
Founder, Green, Manning & Bunch,            None
Ltd. (investment banking firm);
and Director, Policy Studies, Inc.
and Van Gilder Insurance
Corporation
----------------------------------------------------------------------------
Director of a number of public and          None
private business corporations,
including the Boss Group, Ltd.
(private investment and
management); Cortland Trust, Inc.
(Chairman) (registered investment
company (3 portfolios)); Annuity
and Life Re (Holdings), Ltd.
(insurance company; CompuDyne
Corporation (provider of products
and services to the public
security market) and Homeowners of
American Holding Corporation

Formerly: Director, President and
Chief Executive Officer, Volvo
Group North America, Inc.; Senior
Vice President, AB Volvo; and
director of various affiliated
Volvo companies
----------------------------------------------------------------------------
Chief Executive Officer, Twenty             Administaff, and Discovery
First Century Group, Inc.                   Global Education Fund
(government affairs company); and           (non-profit)
Owner, Dos Angelos Ranch, L.P.

Formerly: Chief Executive Officer,
Texana Timber LP (sustainable
forestry company)
----------------------------------------------------------------------------
Partner, law firm of Kramer Levin           Cortland Trust, Inc. (registered
Naftalis and Frankel LLP                    investment company
                                            (3 portfolios))
----------------------------------------------------------------------------
Formerly: Chief Executive Officer,          None
YWCA of the USA
----------------------------------------------------------------------------
Partner, law firm of Pennock &              None
Cooper
----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     Director, Mainstay VP Series
                                            Funds, Inc. (21 portfolios)
Formerly: Partner, Deloitte &
Touche
----------------------------------------------------------------------------

(1)Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2)Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM TECHNOLOGY FUND

As of March 31, 2006


The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND                TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING      OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST        OR OFFICER SINCE PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
  OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------
  Russell C. Burk -- 1958              2005             Senior Vice President and Senior    N/A
  Senior Vice President and                             Officer of the AIM Family of Funds
  Senior Officer
                                                        Formerly: Director of Compliance
                                                        and Assistant General Counsel,
                                                        ICON Advisers, Inc.; Financial
                                                        Consultant, Merrill Lynch; General
                                                        Counsel and Director of
                                                        Compliance, ALPS Mutual Funds, Inc.
-----------------------------------------------------------------------------------------------------------------
  John M. Zerr -- 1962/3/              2006             Director, Senior Vice President,    N/A
  Senior Vice President, Chief Legal                    Secretary and General Counsel, A I
  Officer and Secretary                                 M Management Group Inc. (financial
                                                        services holding company) and A I
                                                        M Advisors, Inc.; Director and
                                                        Vice President, INVESCO
                                                        Distributors, Inc.; Vice
                                                        President, A I M Capital
                                                        Management, Inc., AIM Investment
                                                        Services, Inc., and Fund
                                                        Management Company; and Senior
                                                        Vice President, A I M
                                                        Distributors, Inc.; and Senior
                                                        Vice President, Chief Legal
                                                        Officer and Secretary of the AIM
                                                        Family of Funds

                                                        Formerly: Chief Operating Officer,
                                                        Senior Vice President, General
                                                        Counsel, and Secretary, Liberty
                                                        Ridge Capital, Inc. (an investment
                                                        adviser); Vice President and
                                                        Secretary, PBHG Funds (an
                                                        investment company); Vice
                                                        President and Secretary, PBHG
                                                        Insurance Series Fund (an
                                                        investment company); General
                                                        Counsel and Secretary, Pilgrim
                                                        Baxter Value Investors (an
                                                        investment adviser); Chief
                                                        Operating Officer, General Counsel
                                                        and Secretary, Old Mutual
                                                        Investment Partners (a
                                                        broker-dealer); General Counsel
                                                        and Secretary, Old Mutual Fund
                                                        Services (an administrator);
                                                        General Counsel and Secretary, Old
                                                        Mutual Shareholder Services (a
                                                        shareholder servicing center);
                                                        Executive Vice President, General
                                                        Counsel and Secretary, Old Mutual
                                                        Capital, Inc. (an investment
                                                        adviser); and Vice President and
                                                        Secretary, Old Mutual Advisors
                                                        Funds (an investment company)
-----------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley -- 1959             2004             Global Compliance Director,         N/A
  Vice President                                        AMVESCAP PLC; and Vice President
                                                        of the AIM Family of Funds

                                                        Formerly: Senior Vice President, A
                                                        I M Management Group Inc.
                                                        (financial services holding
                                                        company); Senior Vice President
                                                        and Chief Compliance Officer,
                                                        A I M Advisors, Inc. and the AIM
                                                        Family of Funds; Vice President
                                                        and Chief Compliance Officer, A I
                                                        M Capital Management, Inc. and
                                                        A I M Distributors, Inc.; Vice
                                                        President, AIM Investment
                                                        Services, Inc. and Fund Management
                                                        Company; and Senior Vice President
                                                        and Compliance Director, Delaware
                                                        Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956              2003             Senior Vice President and General   N/A
  Vice President                                        Counsel, AMVESCAP PLC; and Vice
                                                        President of the AIM Family of
                                                        Funds

                                                        Formerly: Director, General
                                                        Counsel, and Vice President Fund
                                                        Management Company; Director,
                                                        Senior Vice President, Secretary
                                                        and General Counsel,
                                                        A I M Management Group Inc.
                                                        (financial services holding
                                                        company) and A I M Advisors, Inc.;
                                                        Director and Vice President,
                                                        INVESCO Distributors, Inc.; Senior
                                                        Vice President,
                                                        A I M Distributors, Inc.; Vice
                                                        President, A I M Capital
                                                        Management, Inc. and AIM
                                                        Investment Services, Inc.; Senior
                                                        Vice President, Chief Legal
                                                        Officer and Secretary of the AIM
                                                        Family of Funds; and Senior Vice
                                                        President, Chief Legal Officer and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc. and Liberty Funds
                                                        Group, LLC
-----------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961            2004             Vice President and Fund Treasurer,  N/A
  Vice President, Treasurer and                         A I M Advisors, Inc.; and Vice
  Principal Financial Officer                           President, Treasurer and Principal
                                                        Financial Officer of the AIM
                                                        Family of Funds

                                                        Formerly: Vice President,
                                                        A I M Distributors, Inc.; and
                                                        Senior Vice President, AIM
                                                        Investment Services, Inc.
-----------------------------------------------------------------------------------------------------------------
  J. Phillip Ferguson -- 1945          2005             Senior Vice President and Chief     N/A
  Vice President                                        Investment Officer, A I M Advisors
                                                        Inc.; Director, Chairman, Chief
                                                        Executive Officer, President and
                                                        Chief Investment Officer, A I M
                                                        Capital Management, Inc; Executive
                                                        Vice President, A I M Management
                                                        Group Inc.; and Vice President of
                                                        the AIM Family of Funds

                                                        Formerly: Senior Vice President,
                                                        AIM Private Asset Management,
                                                        Inc.; and Chief Equity Officer and
                                                        Senior Investment Officer, A I M
                                                        Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960            2003             Director of Cash Management,        N/A
  Vice President                                        Managing Director and Chief Cash
                                                        Management Officer, A I M Capital
                                                        Management, Inc.; Director and
                                                        President, Fund Management
                                                        Company; and Vice President, A I M
                                                        Advisors, Inc. and the AIM Family
                                                        of Fund
-----------------------------------------------------------------------------------------------------------------
  Todd L. Spillane/4/ -- 1958          2006             Senior Vice President, A I M        N/A
  Chief Compliance Officer                              Management Group Inc.; Senior Vice
                                                        President and Chief Compliance
                                                        Officer, A I M Advisors, Inc.;
                                                        Chief Compliance Officer of the
                                                        AIM Family of Funds; Vice
                                                        President and Chief Compliance
                                                        Officer, A I M Capital Management,
                                                        Inc.; and Vice President, A I M
                                                        Distributors, Inc., AIM Investment
                                                        Services, Inc. and Fund Management
                                                        Company

                                                        Formerly: Global Head of Product
                                                        Development, AIG-Global Investment
                                                        Group, Inc.; Chief Compliance
                                                        Officer and Deputy General
                                                        Counsel, AIG-SunAmerica Asset
                                                        Management; and Chief Compliance
                                                        Officer, Chief Operating Officer
                                                        and Deputy General Counsel,
                                                        American General Investment
                                                        Management
-----------------------------------------------------------------------------------------------------------------

(3)Mr. Zerr was elected Senior Vice President, Chief Legal Officer and Secretary effective March 29, 2006.
(4)Mr. Spillane was elected Chief Compliance Officer effective March 29, 2006.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND             INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.             A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                      11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173         Suite 100                   Suite 100                     Suite 2900
                               Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678

COUNSEL TO THE FUND            COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr                  INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street, 51st Floor Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599    1177 Avenue of the Americas                               Boston, MA 02110-2801
                               New York, NY 10036-2714

         DOMESTIC EQUITY                            SECTOR EQUITY                          AIM ALLOCATION SOLUTIONS

AIM Basic Balanced Fund*                 AIM Advantage Health Sciences Fund          AIM Conservative Allocation Fund
AIM Basic Value Fund                     AIM Energy Fund                             AIM Growth Allocation Fund/2/
AIM Capital Development Fund             AIM Financial Services Fund                 AIM Moderate Allocation Fund
AIM Charter Fund                         AIM Global Health Care Fund                 AIM Moderate Growth Allocation Fund
AIM Constellation Fund                   AIM Global Real Estate Fund                 AIM Moderately Conservative
AIM Diversified Dividend Fund            AIM Gold & Precious Metals Fund             Allocation Fund
AIM Dynamics Fund                        AIM Leisure Fund
AIM Large Cap Basic Value Fund           AIM Multi-Sector Fund
AIM Large Cap Growth Fund                AIM Real Estate Fund/1/                             DIVERSIFIED PORTFOLIOS
AIM Mid Cap Basic Value Fund             AIM Technology Fund
AIM Mid Cap Core Equity Fund/1/          AIM Utilities Fund                          AIM Income Allocation Fund
AIM Opportunities I Fund                                                             AIM International Allocation Fund
AIM Opportunities II Fund                           FIXED INCOME
AIM Opportunities III Fund
AIM S&P 500 Index Fund                   TAXABLE
AIM Select Equity Fund
AIM Small Cap Equity Fund                AIM Enhanced Short Bond Fund
AIM Small Cap Growth Fund                AIM Floating Rate Fund
AIM Structured Core Fund                 AIM High Yield Fund
AIM Structured Growth Fund               AIM Income Fund
AIM Structured Value Fund                AIM Intermediate Government Fund
AIM Summit Fund                          AIM International Bond Fund
AIM Trimark Endeavor Fund                AIM Limited Maturity Treasury Fund
AIM Trimark Small Companies Fund         AIM Money Market Fund
                                         AIM Short Term Bond Fund
* Domestic equity and income fund        AIM Total Return Bond Fund
                                         Premier Portfolio
       INTERNATIONAL/GLOBAL EQUITY       Premier U.S. Government Money Portfolio

AIM Asia Pacific Growth Fund             TAX-FREE
AIM China Fund
AIM Developing Markets Fund              AIM High Income Municipal Fund/1/
AIM European Growth Fund                 AIM Municipal Bond Fund
AIM European Small Company Fund/1/       AIM Tax-Exempt Cash Fund
AIM Global Aggressive Growth Fund        AIM Tax-Free Intermediate Fund
AIM Global Equity Fund                   Premier Tax-Exempt Portfolio
AIM Global Growth Fund
AIM Global Value Fund
AIM Japan Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund/1/
AIM Trimark Fund

/1/ This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

/2/ Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   Shareholders approved the reorganization of the following funds to be effective on or about April 10, 2006: AIM Mid Cap Growth Fund into AIM Dynamics Fund, AIM Small Company Growth Fund into AIM Small Cap Growth Fund and AIM Premier Equity Fund into AIM Charter Fund.

   If used after July 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $411 billion in assets under management. Data as of March 31, 2006.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------


AIMinvestments.com                 I-TEC-AR-1           A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


Mutual   Retirement   Annuities   College    Separately   Offshore    Cash
Funds    Products                 Savings    Managed      Products    Management
                                  Plans      Accounts

                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                              AIM UTILITIES FUND

                                  Annual Report to Shareholders . March 31, 2006


                                  [COVER IMAGE]


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM UTILITIES FUND SEEKS CAPITAL GROWTH AND INCOME.

.. Unless otherwise stated, information presented in this report is as of March 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. Investing in smaller companies involves greater risk than investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

.. By concentrating on a small number of holdings, the Fund carries greater risk because each investment has a greater effect on the Fund's overall performance.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS (the S&P 500 --REGISTERED TRADEMARK -- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The unmanaged LIPPER UTILITY FUND INDEX represents an average of the 30 largest utility funds tracked by Lipper Inc., an independent mutual fund performance monitor.

.. The unmanaged LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX (the Lehman Aggregate), which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

.. The unmanaged MSCI WORLD INDEX is a group of global securities tracked by Morgan Stanley Capital International.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is avail-able without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

--------------------------------------------------------------------------------
FUND NASDAQ SYMBOLS

Class A Shares           IAUTX
Class B Shares           IBUTX
Class C Shares           IUTCX
Investor Class Shares    FSTUX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED         MAY LOSE VALUE          NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM UTILITIES FUND

                     DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                     Although many concerns, including rising fuel costs,
                     weighed on investors' minds during the fiscal year covered by this report, stocks posted gains for the period. The S&P
                     500 Index, frequently cited as a benchmark for U.S. stock
                     market performance, returned 11.72%. Results for
[GRAHAM PHOTO]       international stocks were more impressive, with the MSCI
                     World Index gaining 18.02%. Bonds posted more modest gains, as the Lehman Brothers U.S. Aggregate Bond Index returned
                     2.26%.

                       Domestically, small- and mid-cap stocks generally
                     outperformed their large-cap counterparts. Within the S&P 500 Index, energy, financials and telecommunication services were the best-performing sectors. Internationally, emerging markets produced more attractive results than developed markets.

ROBERT H. GRAHAM       Bond performance also varied, with high yield bonds and
                     emerging market debt among the better-performing segments of the fixed-income market. Municipal bonds also posted above-average returns for the fiscal year.

                       Among the developments that affected markets and the
                     economy during the fiscal year were:

                     . Hurricane Katrina, which devastated several Gulf Coast
                       states in August, dealt a short-term setback to consumer confidence. However, consumer confidence rebounded toward the end of the period, with analysts crediting the resiliency of the economy and job growth for this trend.

[TAYLOR PHOTO]       . The Federal Reserve (the Fed) continued its tightening
                       policy, raising the key federal funds target rate to 4.75% by the end of the reporting period. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

PHILIP TAYLOR          For a discussion of the specific market conditions that
                     affected your Fund and how your Fund was managed during the reporting period, please see the management discussion of Fund performance in this report.

                     PHILIP TAYLOR HEADS NORTH AMERICAN RETAIL DISTRIBUTION

                     Effective April 17, 2006, Philip Taylor assumed the leadership of North American Retail Distribution for AMVESCAP PLC, the parent company of AIM Investments --REGISTERED TRADEMARK-- and AIM Trimark Investments in Canada. As president and vice chair of AIM Funds, I would personally like to congratulate Phil on his new role with our organization. Phil has been chief executive officer of AIM Trimark, one of Canada's largest and most successful investment management firms, since January 2002. He will be relocating to AIM's offices in Houston, Texas. All of us at AIM are looking forward to working with Phil.

                       Mark Williamson, former chief executive officer and
                     president of AIM Investments, will continue to serve AIM and AMVESCAP in various capacities for the remainder of 2006. We want to take this opportunity to thank Mark for his many contributions to fund shareholders and our company. He joined AIM during a very challenging period. Mark has been instrumental in enhancing our investment process, improving our company's departmental structure and deepening relationships with our clients.

                     YOUR FUND

                     Further information about the markets, your Fund and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                     you meet your investment goals. Phil and I thank you for your continued participation in AIM Investments. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                     Sincerely,

                     /S/ ROBERT H. GRAHAM                  /S/ PHILIP TAYLOR

                     Robert H. Graham                      Philip Taylor
                     President & Vice Chair - AIM Funds    CEO, AIM Investments
                     Chair, AIM Investments

                     May 17, 2006

                     AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM UTILITIES FUND

                     DEAR FELLOW AIM FUND SHAREHOLDERS:

                     Having completed a year of transition and change at AIM
                     Funds--as well as my first full year as your board's
                     independent chair--I can assure you that shareholder
[CROCKETT PHOTO]     interests are at the forefront of every decision your board makes. While regulators and fund companies debate the value of an independent board chair, this structure is working for you. Our new structure has enabled the board to work more effectively with management to achieve benefits for the shareholders, as shown in the highlights of 2005 listed below:

                     . During 2005, management proposed, and your board
                       approved, voluntary advisory fee reductions, which are saving shareholders more than $20 million annually, based on asset levels of March 31, 2005.

BRUCE L. CROCKETT    . Also during 2005, management proposed to your board the
                       merger of 14 funds into other AIM funds with similar objectives. In each case, the goal was for the resulting merged fund to benefit from strengthened management and greater efficiency. Your board carefully analyzed and discussed with management the rationale and proposed terms of each merger to ensure that the mergers were beneficial to the shareholders of all affected funds before approving them. Eight of these mergers were subsequently approved by shareholders of the target funds during 2005. The remaining six fund mergers were approved by shareholders in early 2006.

                     . Your board, through its Investments Committee and
                       Subcommittees, continued to closely monitor the portfolio performance of the funds. During the year, your board reviewed portfolio management changes made by the advisor at 11 funds with the objective of organizing management teams around common processes and shared investment views. Management believes these changes will lead to improved investment performance.

                       In 2006, your board will continue to focus on fund
                     expenses and investment performance. Although many funds have good performance, we are working with management to seek improvements for those funds currently performing below expectations. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                       The AIM Funds board is pleased to welcome our newest
                     independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward
                     K. Dunn, Jr., who retired in 2006.

                       Your board welcomes your views. Please mail them to me at
                     AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.


                     Sincerely,

                     /S/ BRUCE L. CROCKETT

                     Bruce L. Crockett
                     Independent Chair
                     AIM Funds Board

                     May 17, 2006

AIM UTILITIES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

An investor preference for dividend-paying equities boosted the performance of utilities stocks, helping the Fund post strong gains for the fiscal year ended March 31, 2006. Excluding sales charges, the Fund outperformed the S&P 500 Index due to strong stock selection. In addition, investors favored utilities stocks because of their generally more defensive character and their tendency to pay dividends.

     For long-term performance, please see pages 6 and 7.
--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/05-3/31/06, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares               15.74%

Class B Shares               14.92

Class C Shares               14.98

Investor Class Shares        15.79

S&P 500 Index
(Broad Market Index)         11.72

Lipper Utility Fund Index
(Peer Group Index)           16.02

SOURCE: LIPPER INC.
--------------------------------------------------------------------------------

HOW WE INVEST

We invest primarily in natural gas, electricity and telecommunication services companies, selecting stocks based on our quantitative and fundamental analysis of individual companies. Our quantitative analysis focuses on positive cash flows and predictable earnings. Our fundamental analysis seeks strong balance sheets, competent management and sustainable dividends and distributions.

     We look for companies that could potentially benefit from industry trends, such as increased demand for certain products and deregulation of state markets, and that are attractively valued relative to the rest of the market. We also monitor and may adjust industry and position weights according to prevailing economic trends such as gross domestic product (GDP) growth and interest rate changes.

     We control risk by:

.. Diversifying across most industries and sub-industries within the utilities sector

.. Owning both regulated and unregulated utilities--unregulated companies provide greater growth potential, while regulated firms provide more stable dividends and principal

.. Maintaining a reasonable cash position to avoid having to sell stocks during market downturns

     We may sell a stock for any of the following reasons:

.. Earnings growth is threatened because by deterioration in the firm's fundamentals or change in the operating environment

..  Valuation becomes too high

..  Corporate strategy changes

MARKET CONDITIONS AND YOUR FUND

Despite widespread concern about the potential impact of rising short-term interest rates, historically high energy prices, ongoing fear of a housing bubble, and the long-term economic effects of two devastating Gulf Coast hurricanes, the U.S. economy showed signs of strength for the fiscal year. During the reporting period, the Federal Reserve (the Fed) continued its tightening policy, raising the key federal funds rate to 4.75%, and ushered in Ben Bernanke as the new Fed chairman. Against this backdrop, energy, financial services and telecommunication services were the best-performing sectors of the S&P 500 Index during the period.

     Although utilities stocks posted strong returns for the fiscal year, most of the gains were recorded in the first half of the period. During the last six months, the sector posted a loss as investors rotated out of utilities stocks into materials and telecommunication services stocks. Utilities stocks also tend to be sensitive to interest rate movements because they generally pay dividends and are particularly attractive when interest rates are low. As the Fed continued its tight monetary policy, it hurt the

                                                                     (continued)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                                              TOP 10 EQUITY HOLDINGS*
By industry                                                        1.  TXU Corp.                                 4.9%
Electric Utilities                                       26.9%     2.  Exelon Corp.                              4.8
Multi-Utilities                                          23.2      3.  BellSouth Corp.                           4.4
Independent Power Producers & Energy Traders             15.0      4.  Kinder Morgan, Inc.                       4.4
Integrated Telecommunication Services                    12.5      5.  Dominion Resources, Inc.                  4.4
Gas Utilities                                             9.9      6.  Questar Corp.                             4.3
Oil & Gas Storage & Transportation                        8.7      7.  Williams Cos., Inc. (The)                 4.3
Water Utilities                                           2.5      8.  Sempra Energy                             4.2
Money Market Funds Plus Other Assets Less Liabilities     1.3      9.  Verizon Communications Inc.               4.2
                                                                   10. Edison International                      4.2

                                                                   TOTAL NET ASSETS                   $274.4 MILLION
                                                                   TOTAL NUMBER OF HOLDINGS*                      34

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM UTILITIES FUND

performance of utilities stocks during the last half of the period.

     For the fiscal year, our holdings in electric utilities and oil, gas and consumable fuel companies had the most positive impact on Fund performance. Rising energy prices had relatively little negative effect on utilities, particularly those that were relatively deregulated and had the ability to pass on fuel costs to their customers. Indeed, companies with this ability were among the better performing stocks for the Fund. One of these stocks was TXU, a Texas-based power company and the Fund's top holding. TXU has made an impressive turnaround through restructuring, going from unprofitable early in 2004 to profitable in 2005. TXU benefited from the deregulation of the electric industry in Texas, which enabled it to increase its customer base.

     PEABODY ENERGY, the world's largest private-sector coal company, was also a positive contributor to Fund performance. The company, which provides fuel for generating about 3% of the world's electricity, has benefited from increased coal demand. The firm reported its net income for the fourth quarter increased 138% in comparison to the same quarter for the previous year, boosted by record production and high coal and fuel prices. We sold the stock and took profits.

     A number of the Fund's diversified telecommunications holdings performed well during the period; BELLSOUTH in particular was a notable contributor. The company provides phone and data services in nine southeastern states, and it serves about 22 million residential and business phone lines. Recently, the company returned cash to shareholders through dividends and an aggressive share repurchase program. The firm recently announced it had already completed $600 million of its $2 billion share repurchase plan. In addition, the company agreed to be bought by AT&T for $67 billion in stock.

     Detracting from Fund performance was CALPINE, a California-based power producer and marketer. The company was adversely affected by equipment outages in key markets and service agreement cancellations and was saddled with considerable debt. We sold the stock.

     DOMINION RESOURCES also underperformed during the period. In November, the company reported operating earnings per share below guidance and analyst expectations. While not directly affecting its utility operations, hurricanes Katrina and Rita damaged the company's exploration and production downstream processing facilities. As company management noted in its earnings conference call, the issue is a timing concern, as earnings lost in 2005 are expected to be offset in 2006 when business interruption insurance proceeds are expected to be received.

IN CLOSING
At the close of the fiscal year, while we believed some provisions of the Tax Relief Reconciliation Act of 2003 could be reconsidered, we also believed the 15% tax rate for qualified dividends, which has made utilities stocks attractive to investors, would be extended. However, we were modestly concerned about interest rate and inflationary trends. We continued to maintain our focus on holding the favorably priced stocks of strong companies with reasonable growth prospects and attractive dividend yields.

     We thank you for your continued investment in AIM Utilities Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[SEGNER PHOTO]

JOHN S. SEGNER, senior portfolio manager, is lead portfolio manager of AIM Utilities Fund. He has more than 20 years of experience in the energy and investment industries. Before joining the Fund's advisor in 1997, he was a managing director and principal with an investment management company that focused exclusively on publicly traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner earned a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

Assisted by the Energy/Gold/Utilities Team
--------------------------------------------------------------------------------
                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6 AND
7.

AIM UTILITIES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2005, through March 31, 2006.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2006, appear in the table "Cumulative Total Returns" on page 7.

     THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                       ACTUAL                      HYPOTHETICAL
                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

         BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES       ENDING ACCOUNT   EXPENSES        ANNUALIZED
SHARE          VALUE            VALUE      PAID DURING          VALUE       PAID DURING        EXPENSE
CLASS        (10/1/05)      (3/31/06)/1/    PERIOD/2/         (3/31/06)      PERIOD/2/          RATIO
  A        $  1,000.00        $ 969.50       $  6.38         $  1,018.45     $  6.54             1.30%
  B           1,000.00          966.10         10.05            1,014.71       10.30             2.05
  C           1,000.00          966.30         10.05            1,014.71       10.30             2.05
Investor      1,000.00          969.80          6.38            1,018.45        6.54             1.30

/1/The actual ending account value is based on the actual total return of the Fund for the period October 1, 2005, through March 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2006, appear in the table "Cumulative Total Returns" on page 7.

/2/Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.
--------------------------------------------------------------------------------

                                          [ARROW
                                          BUTTON  For More Information Visit
                                          IMAGE]  AIMINVESTMENTS.COM

AIM UTILITIES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

   RESULTS OF A $10,000 INVESTMENT
   FUND AND INDEX DATA FROM 3/31/96

--------------------------------------------------------------------------------
                                [MOUNTAIN CHART]

                       AIM UTILITY FUND-     S&P 500   LIPPER UTILITY
            DATE     INVESTOR CLASS SHARES    INDEX      FUND INDEX
          --------   ---------------------   -------   --------------
          03/31/96        $ 10000            $ 10000       $ 10000
             04/96          10442              10147         10021
             05/96          10416              10408         10076
             06/96          10584              10447         10363
             07/96          10149               9986          9893
             08/96          10326              10196         10034
             09/96          10433              10769         10130
             10/96          10771              11067         10479
             11/96          11047              11902         10880
             12/96          11002              11666         10976
             01/97          11101              12394         11185
             02/97          11072              12492         11206
             03/97          10596              11980         10868
             04/97          10675              12694         10966
             05/97          11222              13470         11483
             06/97          11731              14069         11834
             07/97          11888              15188         12131
             08/97          11493              14337         11753
             09/97          12321              15121         12431
             10/97          12316              14616         12324
             11/97          13109              15293         13124
             12/97          13683              15556         13797
             01/98          13725              15727         13728
             02/98          14276              16861         14132
             03/98          15438              17724         15166
             04/98          15012              17905         14849
             05/98          14859              17597         14644
             06/98          15196              18312         14933
             07/98          15083              18118         14730
             08/98          13581              15500         13771
             09/98          14620              16493         14778
             10/98          15202              17832         15125
             11/98          15749              18913         15509
             12/98          17008              20002         16336
             01/99          17252              20838         16262
             02/99          16926              20190         15745
             03/99          17094              20998         15728
             04/99          18092              21811         16775
             05/99          18662              21296         17205
             06/99          18936              22474         17442
             07/99          18904              21775         17395
             08/99          17900              21666         16885
             09/99          18038              21072         16850
             10/99          18731              22406         17738
             11/99          19218              22861         17858
             12/99          20386              24205         18708
             01/00          21532              22990         19053
             02/00          22544              22555         19108
             03/00          23225              24761         20037
             04/00          21622              24016         19237
             05/00          20781              23524         19037
             06/00          21054              24102         19016
             07/00          20620              23726         18929
             08/00          21874              25200         20263
             09/00          22383              23869         20915
             10/00          21629              23769         20368
             11/00          19687              21896         19300
             12/00          21232              22003         20312
             01/01          20869              22784         19796
             02/01          20287              20709         19386
             03/01          19702              19398         18973
             04/01          20845              20903         20022
             05/01          19640              21043         19584
             06/01          17653              20532         18360
             07/01          16544              20331         17785
             08/01          15472              19060         17150
             09/01          13475              17522         16102
             10/01          13829              17857         15735
             11/01          13951              19226         15653
             12/01          14019              19395         15974
             01/02          12781              19112         15124
             02/02          12316              18743         14701
             03/02          13135              19448         15627
             04/02          12778              18269         15021
             05/02          12247              18136         14542
             06/02          11667              16845         13607
             07/02          10601              15533         12152
             08/02          10762              15634         12417
             09/02          10003              13936         11286
             10/02          10491              15161         11780
             11/02          10666              16052         12234
             12/02          10895              15110         12346
             01/03          10505              14716         11975
             02/03          10202              14495         11572
             03/03          10377              14635         11829
             04/03          10897              15840         12635
             05/03          11861              16673         13680
             06/03          11914              16886         13866
             07/03          11340              17184         13369
             08/03          11454              17519         13420
             09/03          11765              17333         13688
             10/03          11906              18312         14017
             11/03          12054              18474         14164
             12/03          12817              19442         15008
             01/04          12985              19799         15325
             02/04          13269              20074         15647
             03/04          13232              19771         15645
             04/04          12868              19461         15276
             05/04          12998              19728         15332
             06/04          13237              20110         15644
             07/04          13459              19445         15783
             08/04          13812              19522         16196
             09/04          14143              19733         16562
             10/04          14737              20035         17235
             11/04          15688              20845         18040
             12/04          16063              21553         18595
             01/05          16050              21027         18599
             02/05          16543              21469         19070
             03/05          16553              21089         19098
             04/05          16660              20688         19255
             05/05          16915              21346         19582
             06/05          17692              21376         20483
             07/05          18364              22171         21114
             08/05          18970              21969         21460
             09/05          19765              22147         22162
             10/05          18520              21778         21036
             11/05          18507              22601         21238
             12/05          18775              22610         21387
             01/06          19535              23209         22257
             02/06          19645              23272         22435
             03/06          19164              23571         22168
--------------------------------------------------------------------------------
SOURCE: LIPPER, INC.

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, as is the space between $20,000 and $40,000.

AIM UTILITIES FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/06, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)        8.25%
 1 Year                    9.41

CLASS B SHARES
Inception (3/28/02)        8.63%
 1 Year                    9.92

CLASS C SHARES
Inception (2/14/00)       -3.52%
 5 Years                  -1.44
 1 Year                   13.98

INVESTOR CLASS SHARES
Inception (6/2/86)         8.80%
  10 Years                 6.72
  5 Years                 -0.55
  1 Year                  15.79
================================================================================

CUMULATIVE TOTAL RETURNS

6 months ended 3/31/06, excluding applicable sales charges

Class A Shares            -3.05%
Class B Shares            -3.39
Class C Shares            -3.37
Investor Class Shares     -3.02
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE.

     INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.

AIM UTILITIES FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Sector Funds (the "Board") oversees the management of AIM Utilities Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as A I M 's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the three and five year periods was below the median performance of such comparable funds and above such median performance for the one year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Utility Fund Index. The Board noted that the Fund's performance for the three and five year periods was below the performance of such Index and comparable to such Index for the one year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was higher than the initial advisory fee rate for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund (other than Institutional Class shares). The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund (including Institutional Class shares) that is lower than the contractual agreement, if applicable. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through March 31, 2006 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

                                                                     (continued)

AIM UTILITIES FUND

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement .

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SUPPLEMENT TO ANNUAL REPORT DATED 3/31/06

AIM UTILITIES FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

================================================================================
CUMULATIVE TOTAL RETURNS
For periods ended 3/31/06

Inception (10/25/05)             4.34%
================================================================================

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NAV. PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

--------------------------------------------------------------------------------

NASDAQ SYMBOL                                                              FSIUX

--------------------------------------------------------------------------------

                                   Over for information on your Fund's expenses.

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

                       FOR INSTITUTIONAL INVESTOR USE ONLY
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                  [YOUR GOALS.
                                 OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -     [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIMINVESTMENTS.COM            I-UTI-INS-1            A I M Distributors, Inc.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The actual ending account value and expenses in the below example are based on an investment of $1,000 invested on October 25, 2005 (the date the share class commenced sales) and held through March 31, 2006. The hypothetical ending account value and expenses in the below example are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period October 1, 2005, through March 31, 2006.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during the period, October 25, 2005, through March 31, 2006. Because the actual ending account value and expense information in the example is not based upon a six month period, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

     THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                                ACTUAL                       HYPOTHETICAL
                                                                  (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES      ENDING ACCOUNT      EXPENSES      ANNUALIZED
SHARE                  VALUE            VALUE        PAID DURING         VALUE         PAID DURING      EXPENSE
CLASS                (10/01/05)      (3/31/06)/1/     PERIOD/2/        (3/31/06)        PERIOD/3/        RATIO
Institutional/4/    $  1,000.00      $   1,043.40      $  4.11         $ 1,020.29         $ 4.68         0.93%

/1/The actual ending account value is based on the actual total return of the Fund for the period October 25, 2005, through March 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses over the six month period October 1, 2005, through March 31, 2006.

/2/Actual expenses are equal to the annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 158 (October 25, 2005, through March 31, 2006)/365. Because the share class has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

/3/Hypothetical expenses are equal to the annualized as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing the Institutional Class shares of the Fund and other funds because such data is based on a full six month period.

/4/Institutional Class shares commenced sales October 25, 2005.

--------------------------------------------------------------------------------

AIMINVESTMENTS.COM            I-UTI-INS-1            A I M Distributors, Inc.

AIM UTILITIES FUND

SCHEDULE OF INVESTMENTS
March 31, 2006


                                                SHARES     VALUE
           ---------------------------------------------------------
           DOMESTIC COMMON STOCKS-88.74%

           ELECTRIC UTILITIES-21.65%
           Edison International                 277,000 $ 11,406,860
           ---------------------------------------------------------
           Entergy Corp.                        120,000    8,272,800
           ---------------------------------------------------------
           Exelon Corp.                         250,000   13,225,000
           ---------------------------------------------------------
           FirstEnergy Corp.                    170,000    8,313,000
           ---------------------------------------------------------
           FPL Group, Inc.                      200,000    8,028,000
           ---------------------------------------------------------
           PPL Corp.                            260,000    7,644,000
           ---------------------------------------------------------
           Westar Energy, Inc.                  120,000    2,497,200
           ---------------------------------------------------------
                                                          59,386,860
           ---------------------------------------------------------

           GAS UTILITIES-9.88%
           AGL Resources Inc.                   160,000    5,768,000
           ---------------------------------------------------------
           Equitable Resources, Inc.            205,000    7,484,550
           ---------------------------------------------------------
           Peoples Energy Corp./(a)/             55,000    1,960,200
           ---------------------------------------------------------
           Questar Corp.                        170,000   11,908,500
           ---------------------------------------------------------
                                                          27,121,250
           ---------------------------------------------------------

           INDEPENDENT POWER PRODUCERS & ENERGY
            TRADERS-14.96%
           Constellation Energy Group           150,000    8,206,500
           ---------------------------------------------------------
           Duke Energy Corp.                    363,000   10,581,450
           ---------------------------------------------------------
           NRG Energy, Inc./(b)/                195,000    8,817,900
           ---------------------------------------------------------
           TXU Corp.                            300,000   13,428,000
           ---------------------------------------------------------
                                                          41,033,850
           ---------------------------------------------------------

           INTEGRATED TELECOMMUNICATION
            SERVICES-12.52%
           AT&T Inc.                            400,000   10,816,000
           ---------------------------------------------------------
           BellSouth Corp.                      350,000   12,127,500
           ---------------------------------------------------------
           Verizon Communications Inc.          335,000   11,410,100
           ---------------------------------------------------------
                                                          34,353,600
           ---------------------------------------------------------

           MULTI-UTILITIES-18.55%
           Ameren Corp.                         120,000    5,978,400
           ---------------------------------------------------------
           Dominion Resources, Inc.             173,000   11,942,190
           ---------------------------------------------------------
           KeySpan Corp.                         70,000    2,860,900
           ---------------------------------------------------------
           OGE Energy Corp.                      75,000    2,175,000
           ---------------------------------------------------------
           PG&E Corp.                           280,000   10,892,000
           ---------------------------------------------------------
           PNM Resources Inc.                   110,000    2,684,000
           ---------------------------------------------------------
           SCANA Corp.                           70,000    2,746,800
           ---------------------------------------------------------
           Sempra Energy                        250,000   11,615,000
           ---------------------------------------------------------
                                                          50,894,290
           ---------------------------------------------------------

                                                         SHARES       VALUE
-------------------------------------------------------------------------------

OIL & GAS STORAGE &
 TRANSPORTATION-8.65%
Kinder Morgan, Inc.                                       130,000 $ 11,958,700
-------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                 550,000   11,764,500
-------------------------------------------------------------------------------
                                                                    23,723,200
-------------------------------------------------------------------------------

WATER UTILITIES-2.53%
Aqua America Inc.                                         250,000    6,955,000
-------------------------------------------------------------------------------
    Total Domestic Common Stocks
     (Cost $182,679,671)                                           243,468,050
-------------------------------------------------------------------------------
FOREIGN STOCKS-9.92%

FRANCE-3.54%
Veolia Environnement (Multi-Utilities)/(a)(c)/            175,000    9,711,286
-------------------------------------------------------------------------------

GERMANY-2.61%
E.ON A.G. (Electric Utilities)/(a)/                        65,000    7,152,241
-------------------------------------------------------------------------------

ITALY-1.54%
Enel S.p.A. (Electric Utilities)/(a)(c)/                  500,000    4,227,264
-------------------------------------------------------------------------------

SPAIN-1.14%
Endesa, S.A. (Electric Utilities)/(c)/                     97,000    3,127,723
-------------------------------------------------------------------------------

UNITED KINGDOM-1.09%
National Grid PLC (Multi-Utilities)/(c)/                  300,000    2,984,336
-------------------------------------------------------------------------------
    Total Foreign Stocks
     (Cost $19,091,539)                                             27,202,850
-------------------------------------------------------------------------------
MONEY MARKET FUND-1.25%
Premier Portfolio-Institutional Class
 (Cost $3,440,728)/(d)/                                 3,440,728    3,440,728
-------------------------------------------------------------------------------
    TOTAL INVESTMENTS (excluding investments
     purchased with cash collateral from securities
     loaned)-99.91%
     (Cost $205,211,938)                                           274,111,628
-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES
 LOANED-5.29%
Premier Portfolio-Institutional Class/(d)(e)/          14,506,448   14,506,448
-------------------------------------------------------------------------------
    Total Money Market Funds (purchased with
     cash collateral from securities loaned)
     (Cost $14,506,448)                                             14,506,448
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-105.20% (Cost $219,718,386)                      288,618,076
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(5.20)%                              (14,267,441)
-------------------------------------------------------------------------------
NET ASSETS-100.00%                                                $274,350,635
-------------------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/All or a portion of this security is out on loan at March 31, 2006. /(b)/Non-income producing security.
/(c)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at March 31, 2006 was $20,050,609, which represented 7.31% of the Fund's Net Assets. See Note 1A.
/(d)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(e)/The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

AIM UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

ASSETS:
Investments, at value (cost $201,771,210)*                            $270,670,900
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $17,947,176)         17,947,176
-----------------------------------------------------------------------------------
    Total investments (cost $219,718,386)                              288,618,076
-----------------------------------------------------------------------------------
Foreign currencies, at value (cost $1,250)                                   1,250
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                         353,611
-----------------------------------------------------------------------------------
  Dividends                                                                602,507
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           80,129
-----------------------------------------------------------------------------------
Other assets                                                                70,807
-----------------------------------------------------------------------------------
    Total assets                                                       289,726,380
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                   497,198
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                       102,400
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                           14,506,448
-----------------------------------------------------------------------------------
Accrued distribution fees                                                   92,178
-----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                            5,121
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                100,783
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  71,617
-----------------------------------------------------------------------------------
    Total liabilities                                                   15,375,745
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $274,350,635
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $280,929,000
-----------------------------------------------------------------------------------
Undistributed net investment income                                         90,977
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (75,594,717)
-----------------------------------------------------------------------------------
Unrealized appreciation from investment securities and foreign
 currencies                                                             68,925,375
-----------------------------------------------------------------------------------
                                                                      $274,350,635
-----------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                        $135,834,785
          -----------------------------------------------------------
          Class B                                        $ 41,887,841
          -----------------------------------------------------------
          Class C                                        $ 11,208,378
          -----------------------------------------------------------
          Investor Class                                 $ 84,700,792
          -----------------------------------------------------------
          Institutional Class                            $    718,839
          -----------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                           9,757,506
          -----------------------------------------------------------
          Class B                                           2,999,025
          -----------------------------------------------------------
          Class C                                             796,272
          -----------------------------------------------------------
          Investor Class                                    6,033,764
          -----------------------------------------------------------
          Institutional Class                                  51,639
          -----------------------------------------------------------
          Class A:
           Net asset value per share                     $      13.92
          -----------------------------------------------------------
            Offering price per share:
             (Net asset value of $13.92 / 94.50%)        $      14.73
          -----------------------------------------------------------
          Class B:
           Net asset value and offering price per share  $      13.97
          -----------------------------------------------------------
          Class C:
           Net asset value and offering price per share  $      14.08
          -----------------------------------------------------------
          Investor Class:
           Net asset value and offering price per share  $      14.04
          -----------------------------------------------------------
          Institutional Class:
           Net asset value and offering price per share  $      13.92
          -----------------------------------------------------------

* At March 31, 2006, securities with an aggregate value of $13,748,238 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM UTILITIES FUND

STATEMENT OF OPERATIONS
For the year ended March 31, 2006

        INVESTMENT INCOME:
        Dividends (net of foreign withholding tax of
         $171,144)                                         $ 9,180,487
        ---------------------------------------------------------------
        Dividends from affiliated money market funds
         (includes securities lending income of $45,865,
         after compensation to counterparties of $335,410)     254,025
        ---------------------------------------------------------------
        Interest and bond premium amortization                 (35,959)
        ---------------------------------------------------------------
           Total investment income                           9,398,553
        ---------------------------------------------------------------

        EXPENSES:
        Advisory fees                                        2,097,315
        ---------------------------------------------------------------
        Administrative services fees                            98,647
        ---------------------------------------------------------------
        Custodian fees                                          40,151
        ---------------------------------------------------------------
        Distribution fees:
         Class A                                               347,641
        ---------------------------------------------------------------
         Class B                                               417,277
        ---------------------------------------------------------------
         Class C                                               105,714
        ---------------------------------------------------------------
         Investor Class                                        220,399
        ---------------------------------------------------------------
        Transfer agent fees-A, B, C and Investor               877,604
        ---------------------------------------------------------------
        Transfer agent fees-Institutional                          128
        ---------------------------------------------------------------
        Trustees' and officer's fees and benefits               23,959
        ---------------------------------------------------------------
        Other                                                  243,094
        ---------------------------------------------------------------
           Total expenses                                    4,471,929
        ---------------------------------------------------------------
        Less:Fees waived, expenses reimbursed and expense
             offset arrangements                              (442,759)
        ---------------------------------------------------------------
           Net expenses                                      4,029,170
        ---------------------------------------------------------------
        Net investment income                                5,369,383
        ---------------------------------------------------------------

        REALIZED AND UNREALIZED GAIN (LOSS) FROM
         INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
        Net realized gain from:
         Investment securities                              17,771,238
        ---------------------------------------------------------------
         Foreign currencies                                    177,623
        ---------------------------------------------------------------
                                                            17,948,861
        ---------------------------------------------------------------
        Change in net unrealized appreciation
         (depreciation) of:
         Investment securities                              14,449,446
        ---------------------------------------------------------------
         Foreign currencies                                     (5,658)
        ---------------------------------------------------------------
                                                            14,443,788
        ---------------------------------------------------------------
        Net gain from investment securities and foreign
         currencies                                         32,392,649
        ---------------------------------------------------------------
        Net increase in net assets resulting from
         operations                                        $37,762,032
        ---------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM UTILITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2006 and 2005

                                                                                                           2006
---------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                $  5,369,383
---------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment securities and foreign currencies                                      17,948,861
---------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                  14,443,788
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                 37,762,032
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                (2,989,929)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                  (572,852)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                  (146,149)
---------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                         (1,870,643)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                        (4,121)
---------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                  (5,583,694)
---------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                 7,090,274
---------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                 1,623,807
---------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                 3,083,887
---------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                         (5,412,154)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                       721,596
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                               7,107,410
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                           39,285,748
---------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                     235,064,887
---------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $90,977 and $ (15,543), respectively)  $274,350,635
---------------------------------------------------------------------------------------------------------------------

                                                                                                           2005
--------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                $  5,787,147
--------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment securities and foreign currencies                                       7,929,205
--------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                  34,630,010
--------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                 48,346,362
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                (2,901,177)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                  (685,445)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                  (129,399)
--------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                         (2,058,141)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                            --
--------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                  (5,774,162)
--------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                (9,390,014)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                (5,658,456)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                  (751,072)
--------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                         (3,714,283)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                            --
--------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                             (19,513,825)
--------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                           23,058,375
--------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                     212,006,512
--------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $90,977 and $ (15,543), respectively)  $235,064,887
--------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS
March 31, 2006


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Utilities Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to achieve capital growth and current income.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

AIM UTILITIES FUND

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

AIM UTILITIES FUND

  Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

              AVERAGE NET ASSETS                            RATE
              ---------------------------------------------------
              First $250 million                            0.75%
              ---------------------------------------------------
              Next $250 million                             0.74%
              ---------------------------------------------------
              Next $500 million                             0.73%
              ---------------------------------------------------
              Next $1.5 billion                             0.72%
              ---------------------------------------------------
              Next $2.5 billion                             0.71%
              ---------------------------------------------------
              Next $2.5 billion                             0.70%
              ---------------------------------------------------
              Next $2.5 billion                             0.69%
              ---------------------------------------------------
              Over $10 billion                              0.68%
              ---------------------------------------------------

  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 1.30%, 2.05%, 2.05%, 1.30% and 1.05% of average daily net assets, respectively, through June 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items;
(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended March 31, 2006, AIM waived fees of $343,808 and reimbursed $85,799 of class level expenses of Class A, Class B, Class C and Investor Class shares in proportion to the net assets of each class.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $2,317.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended March 31, 2006, AIM was paid $98,647.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended
March 31, 2006, the Fund paid AISI $877,604 for Class A, Class B, Class C and Investor Class shares and $128 for Institutional Class shares.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2006, the Class A, Class B, Class C and Investor Class shares paid $347,641, $417,277, $105,714 and $220,399, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2006, ADI advised the Fund that it retained $85,092 in front-end sales commissions from the sale of Class A shares and $8,834, $23,384 and $2,811 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

AIM UTILITIES FUND


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in an affiliated money market fund. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended March 31, 2006.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                  CHANGE IN
                                                                                  UNREALIZED                       REALIZED
                                           VALUE     PURCHASES      PROCEEDS     APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                                      03/31/05    AT COST      FROM SALES   (DEPRECIATION)  03/31/06   INCOME   (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $1,026,579 $109,689,442 $(107,275,293)      $--       $3,440,728 $208,160   $--
---------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                   CHANGE IN
                                                                                   UNREALIZED                        REALIZED
                                           VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND   GAIN
FUND                                      03/31/05     AT COST      FROM SALES   (DEPRECIATION)  03/31/06   INCOME*   (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $11,544,702 $ 41,684,379 $ (38,722,633)      $--       $14,506,448 $ 45,865   $--
-----------------------------------------------------------------------------------------------------------------------------
Total                                    $12,571,281 $151,373,821 $(145,997,926)      $--       $17,947,176 $254,025   $--
-----------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2006, the Fund engaged in securities sales of $0 and securities purchases of $439,700.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $10,835.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended March 31, 2006, the Fund paid legal fees of $4,756 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

AIM UTILITIES FUND

  During the year ended March 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At March 31, 2006, securities with an aggregate value of $13,748,238 were on loan to brokers. The loans were secured by cash collateral of $14,506,448 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2006, the Fund received dividends on cash collateral investments of $45,865 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2006 and 2005 was as follows:

                                                    2006       2005
         -------------------------------------------------------------
         Distributions paid from ordinary income $5,583,694 $5,774,162
         -------------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:

As of March 31, 2006, the components of net assets on a tax basis were as follows:

                                                         2006
              ----------------------------------------------------
              Undistributed ordinary income          $    199,644
              ----------------------------------------------------
              Unrealized appreciation -- investments   63,929,370
              ----------------------------------------------------
              Temporary book/tax differences              (82,118)
              ----------------------------------------------------
              Capital loss carryforward               (70,625,261)
              ----------------------------------------------------
              Shares of beneficial interest           280,929,000
              ----------------------------------------------------
              Total net assets                       $274,350,635
              ----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the treatment of corporate actions and defaulted bonds. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(383) and remaining proceeds to be received on Candescent Technologies Corp. of $26,068.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2006 to utilizing $56,933,583 of capital loss carryforward in the fiscal year ended March 31, 2007.

AIM UTILITIES FUND

  The Fund utilized $21,462,928 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2006 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2010                   $46,592,205
                 ---------------------------------------------
                 March 31, 2011                    23,729,348
                 ---------------------------------------------
                 March 31, 2013                       303,708
                 ---------------------------------------------
                 Total capital loss carryforward  $70,625,261
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains (losses) as of November 24, 2003, the date of the reorganization of AIM Global Utilities Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2006 was $104,138,083 and $99,475,636, respectively.
  At the request of the Trustee, AIM recovered third party research credits during the year ended March 31, 2006, in the amount of $10,992. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $65,208,562
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (1,304,877)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $63,903,685
   -------------------------------------------------------------------------

Cost of investments for tax purposes is $224,714,391.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of bond premium amortization, foreign currency transactions and reorganization expenses, on March 31, 2006, undistributed net investment income was increased by $320,831, undistributed net realized gain (loss) was decreased by $318,631 and shares of beneficial interest decreased by $2,200. This reclassification had no effect on the net assets of the Fund.

AIM UTILITIES FUND


NOTE 12--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. Investor Class shares of the Fund are offered only to certain grandfathered investors.
  Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                        CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED MARCH 31,
                                                          --------------------------------------------------
                                                                 2006 /(A)/                   2005
                                                          ------------------------  ------------------------
                                                            SHARES       AMOUNT       SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  4,467,715  $ 60,682,158   1,349,057  $ 15,037,912
-------------------------------------------------------------------------------------------------------------
  Class B                                                  1,328,228    17,798,142     686,957     7,827,572
-------------------------------------------------------------------------------------------------------------
  Class C                                                    753,200    10,129,701     218,268     2,494,228
-------------------------------------------------------------------------------------------------------------
  Investor Class                                           1,922,756    26,204,938   1,519,629    17,110,449
-------------------------------------------------------------------------------------------------------------
  Institutional Class /(b)/                                   52,882       739,049          --            --
-------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                    191,385     2,654,174     229,550     2,550,083
-------------------------------------------------------------------------------------------------------------
  Class B                                                     36,537       507,108      53,977       599,076
-------------------------------------------------------------------------------------------------------------
  Class C                                                      9,371       130,997       9,938       111,371
-------------------------------------------------------------------------------------------------------------
  Investor Class                                             126,615     1,767,848     172,440     1,934,858
-------------------------------------------------------------------------------------------------------------
  Institutional Class /(b)/                                      290         4,096          --            --
-------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    295,266     3,977,446     388,776     4,257,299
-------------------------------------------------------------------------------------------------------------
  Class B                                                   (294,511)   (3,977,446)   (387,695)   (4,257,299)
-------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (4,428,535)  (60,223,504) (2,825,080)  (31,235,308)
-------------------------------------------------------------------------------------------------------------
  Class B                                                   (937,188)  (12,703,997)   (901,951)   (9,827,805)
-------------------------------------------------------------------------------------------------------------
  Class C                                                   (522,221)   (7,176,811)   (302,675)   (3,356,671)
-------------------------------------------------------------------------------------------------------------
  Investor Class                                          (2,440,722)  (33,384,940) (2,049,799)  (22,759,590)
-------------------------------------------------------------------------------------------------------------
  Institutional Class /(b)/                                   (1,533)      (21,549)         --            --
-------------------------------------------------------------------------------------------------------------
                                                             559,535  $  7,107,410  (1,838,608) $(19,513,825)
-------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 7% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
/(b)/Institutional Class shares commenced sales on October 25, 2005.

AIM UTILITIES FUND


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                                   --------------------------------------------------
                                                                                   YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------
                                                                        2006          2005          2004      2003/(A)/
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  12.28       $  10.10      $   8.13      $ 10.66
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.28           0.30/(b)/     0.22/(b)/    0.16
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.65           2.18          1.98        (2.40)
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.93           2.48          2.20        (2.24)
-----------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                         (0.29)         (0.30)        (0.23)       (0.29)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  13.92       $  12.28      $  10.10      $  8.13
-----------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     15.74%         24.95%       27.33 %      (21.05)%
-----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $135,835       $113,325      $101,899      $   450
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements                         1.30%/(d)/     1.40%        1.40 %       1.41 %
-----------------------------------------------------------------------------------------------------------------------
Without fee waivers and/or expense reimbursements                      1.46%/(d)/     1.46%        1.77 %       1.74 %
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   2.06%/(d)/     2.76%        2.27 %       2.79 %
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  37%            33%         101 %         64 %
-----------------------------------------------------------------------------------------------------------------------

/(a)/Class commenced sales on March 28, 2002.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $139,056,469.

                                                                                        CLASS B
                                                                   -----------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                                   -----------------------------------------------
                                                                       2006          2005         2004     2003/(A)/
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 12.32       $ 10.13      $  8.15      $ 10.66
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.18          0.23/(b)/    0.16/(b)/    0.13
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.66          2.19         1.98        (2.43)
--------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.84          2.42         2.14        (2.30)
--------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                        (0.19)        (0.23)       (0.16)       (0.21)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 13.97       $ 12.32      $ 10.13      $  8.15
--------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    14.92%       24.17 %      26.47 %      (21.67)%
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $41,888       $35,303      $34,606      $   193
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements                        2.05%/(d)/   2.05 %       2.05 %       2.14 %
--------------------------------------------------------------------------------------------------------------------
Without fee waivers and/or expense reimbursements                     2.21%/(d)/   2.21 %       2.79 %       2.69 %
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  1.31%/(d)/   2.11 %       1.62 %       1.84 %
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 37%          33 %        101 %         64 %
--------------------------------------------------------------------------------------------------------------------

/(a)/Class commenced sales on March 28, 2002.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $41,727,746.

AIM UTILITIES FUND

                                                                                            CLASS C
                                                                   -------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                                   -------------------------------------------------------
                                                                       2006         2005        2004       2003      2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 12.41       $10.21      $ 8.22      $ 10.63   $ 16.08
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.18         0.23/(a)/   0.16/(a)/    0.15      0.03
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.68         2.20        1.98        (2.47)    (5.48)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.86         2.43        2.14        (2.32)    (5.45)
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                        (0.19)       (0.23)      (0.15)       (0.09)    (0.00)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 14.08       $12.41      $10.21      $  8.22   $ 10.63
----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    14.98%       24.08%      26.17%      (21.85)%  (33.87)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $11,208       $6,900      $6,437      $   667   $ 1,799
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements                        2.05%/(c)/   2.05%      2.05 %       2.05 %    2.04 %
----------------------------------------------------------------------------------------------------------------------------
Without fee waivers and/or expense reimbursements                     2.21%/(c)/   2.21%      3.14 %       3.70 %    2.45 %
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  1.31%/(c)/   2.11%      1.62 %       1.75 %    0.32 %
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 37%          33%       101 %         64 %      56 %
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(c)/Ratios are based on average daily net assets of $10,571,373.

                                                                                          INVESTOR CLASS
                                                                   ----------------------------------------------------------
                                                                                       YEAR ENDED MARCH 31,
                                                                   ----------------------------------------------------------
                                                                       2006          2005         2004       2003       2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 12.38       $ 10.18      $  8.19      $ 10.66   $  16.20
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.28          0.31/(a)/    0.22/(a)/    0.23       0.15
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.67          2.21         2.01        (2.46)     (5.54)
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.95          2.52         2.23        (2.23)     (5.39)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                        (0.29)        (0.32)       (0.24)       (0.24)     (0.15)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 14.04       $ 12.38      $ 10.18      $  8.19   $  10.66
-------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    15.79%        25.08%      27.50 %      (20.99)%   (33.34)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $84,701       $79,536      $69,065      $72,749   $124,578
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements                        1.30%/(c)/    1.30%        1.30%        1.30%      1.30%
-------------------------------------------------------------------------------------------------------------------------------
Without fee waivers and/or expense reimbursements                     1.46%/(c)/    1.46%        2.01%        1.90%      1.57%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.06%/(c)/    2.86%        2.37%        2.63%      1.09%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 37%           33%         101%          64%        56%
-------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(c)/Ratios are based on average daily net assets of $88,159,600.

AIM UTILITIES FUND

                                                             INSTITUTIONAL
                                                                 CLASS
                                                            ----------------
                                                            OCTOBER 25, 2005
                                                              (DATE SALES
                                                             COMMENCED) TO
                                                               MARCH 31,
                                                            ----------------
                                                                  2006
  ---------------------------------------------------------------------------
  Net asset value, beginning of period                           $13.48
  ---------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                          0.13
  ---------------------------------------------------------------------------
    Net gains on securities (both realized and unrealized)         0.46
  ---------------------------------------------------------------------------
      Total from investment operations                             0.59
  ---------------------------------------------------------------------------
  Less distributions from net investment income                   (0.15)
  ---------------------------------------------------------------------------
  Net asset value, end of period                                 $13.92
  ---------------------------------------------------------------------------
  Total return/(a)/                                                4.34%
  ---------------------------------------------------------------------------
  Ratios/supplemental data:
  Net assets, end of period (000s omitted)                       $  719
  ---------------------------------------------------------------------------
  Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.92%/(b)/
  ---------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.05%/(b)/
  ---------------------------------------------------------------------------
  Ratio of net investment income to average net assets             2.44%/(b)/
  ---------------------------------------------------------------------------
  Portfolio turnover rate/(c)/                                       37%
  ---------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(b)/Ratios are annualized and based on average daily net assets of $293,050. /(c)/Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM UTILITIES FUND


NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds, including those formerly advised by IFG, and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related issues have been transferred or conditionally transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative and class action lawsuits. The MDL Court dismissed all derivative causes of action in the derivative lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under
Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the class action lawsuit but three: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. Based on the MDL Court's March 1, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative lawsuit. Defendants filed their Original Answer in the class action lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative lawsuit.
  On February 27, 2006, Judge Motz for the MDL Court issued a memorandum opinion on the AMVESCAP defendants' motion to dismiss the ERISA lawsuit. Judge Motz granted the motion in part and denied the motion in part, holding that:
(i) plaintiff has both constitutional and statutory standing to pursue her claims under

AIM UTILITIES FUND

ERISA (S) 502(a)(2); (ii) plaintiff lacks standing under ERISA (S) 502(a)(3) to obtain equitable relief; (iii) the motion is granted as to the claims alleged under ERISA (S) 404 for failure to prudently and loyally manage plan assets against certain AMVESCAP defendants; (iv) the motion is denied as to the claims alleged under ERISA (S) 404 for failure to prudently and loyally manage plan assets against AMVESCAP and certain other AMVESCAP defendants. The opinion also: (i) confirmed plaintiff's abandonment of her claims that defendants engaged in prohibited transactions and/or misrepresentation; (ii) postponed consideration of the duty to monitor and co-fiduciary duty claims until after any possible amendments to the complaints; (iii) stated that plaintiff may seek leave to amend her complaint within 40 days of the date of filing of the memorandum opinion. On April 4, 2006, Judge Motz entered an order implementing these rulings in the ERISA (Calderon) lawsuit against the AMVESCAP defendants. Plaintiffs indicated that they intend to amend their complaint in light of this order. Defendants will have 30 days after such amendment to answer or otherwise respond.
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM UTILITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Sector Funds and Shareholders of AIM Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Utilities Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

May 19, 2006
Houston, Texas

AIM UTILITIES FUND

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended March 31, 2006, 100% is eligible for the dividends received deduction for corporations.
  For its tax year ended March 31, 2006, the Fund designated 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

For its tax year ended March 31, 2006, the Fund designates 3.10%, or the maximum amount allowable, of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.
  The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006 are 18.60%, 21.74%, 14.65% and 11.15%, respectively.

AIM UTILITIES FUND

TRUSTEES AND OFFICERS
As of March 31, 2006

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

 NAME, YEAR OF BIRTH AND
 POSITIONS(S) HELD WITH THE            TRUSTEE AND/     PRINCIPAL OCCUPATION(S)
 TRUST                                 OR OFFICER SINCE DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
----------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management
 Trustee, Vice Chair, President and                     Group Inc. (financial services holding
 Principal Executive Officer                            company); Director and Vice Chairman,
                                                        AMVESCAP PLC; Chairman of AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm);
                                                        and Trustee, Vice Chair, President and
                                                        Principal Executive Officer of the AIM
                                                        Family of Funds

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President,
                                                        A I M Advisors, Inc. (registered
                                                        investment advisor); Director and
                                                        Chairman, A I M Capital Management,
                                                        Inc. (registered investment advisor),
                                                        A I M Distributors, Inc. (registered
                                                        broker dealer), AIM Investment
                                                        Services, Inc., (registered transfer
                                                        agent), and Fund Management Company
                                                        (registered broker dealer); and Chief
                                                        Executive Officer, AMVESCAP
                                                        PLC -- Managed Products
----------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Trustee and Executive Vice President of
 Trustee and Executive Vice President                   the AIM Family of Funds

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; and Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products; and Chairman, A I M Advisors,
                                                        Inc.; Director, President and Chief
                                                        Executive Officer, A I M Management
                                                        Group Inc.; Director and President,
                                                        A I M Advisors, Inc.; Director, A I M
                                                        Capital Management, Inc. and A I M
                                                        Distributors,
                                                        Inc.; Director and Chairman, AIM Investment
                                                        Services, Inc., Fund Management Company
                                                        and INVESCO Distributors, Inc.
                                                        (registered broker dealer); Chief
                                                        Executive Officer, AMVESCAP PLC -- AIM
                                                        Division
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------
 Bruce L. Crockett -- 1944             2003             Chairman, Crockett Technology
 Trustee and Chair                                      Associates (technology consulting
                                                        company)
----------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired
 Trustee
                                                        Formerly: Partner, law firm of Baker &
                                                        McKenzie
----------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Founder, Green, Manning & Bunch, Ltd.
 Trustee                                                (investment banking firm); and
                                                        Director, Policy Studies, Inc. and Van
                                                        Gilder Insurance Corporation
----------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and
 Trustee                                                private business corporations,
                                                        including the Boss Group, Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company (3 portfolios));
                                                        Annuity and Life Re (Holdings), Ltd.
                                                        (insurance company; CompuDyne
                                                        Corporation (provider of products and
                                                        services to the public security market)
                                                        and Homeowners of American Holding
                                                        Corporation

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
----------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First
 Trustee                                                Century Group, Inc. (government affairs
                                                        company); and Owner, Dos Angelos Ranch,
                                                        L.P.

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
----------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin
 Trustee                                                Naftalis and Frankel LLP

----------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YWCA
 Trustee                                                of the USA
----------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper
 Trustee
----------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired
 Trustee
----------------------------------------------------------------------------------------------------
 Raymond Stickel, Jr. -- 1944          2005             Retired
 Trustee
                                                        Formerly: Partner, Deloitte & Touche
----------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIP(S)
DURING PAST 5 YEARS                         HELD BY TRUSTEE
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Director and Chairman, A I M Management     None
Group Inc. (financial services holding
company); Director and Vice Chairman,
AMVESCAP PLC; Chairman of AMVESCAP
PLC -- AIM Division (parent of AIM and
a global investment management firm);
and Trustee, Vice Chair, President and
Principal Executive Officer of the AIM
Family of Funds

Formerly: President and Chief Executive
Officer, A I M Management Group Inc.;
Director, Chairman and President,
A I M Advisors, Inc. (registered
investment advisor); Director and
Chairman, A I M Capital Management,
Inc. (registered investment advisor),
A I M Distributors, Inc. (registered
broker dealer), AIM Investment
Services, Inc., (registered transfer
agent), and Fund Management Company
(registered broker dealer); and Chief
Executive Officer, AMVESCAP
PLC -- Managed Products
----------------------------------------------------------------------------
Trustee and Executive Vice President of     None
the AIM Family of Funds

Formerly: Director, Chairman, President
and Chief Executive Officer, INVESCO
Funds Group, Inc.; President and Chief
Executive Officer, INVESCO
Distributors, Inc.; and Chief Executive
Officer, AMVESCAP PLC -- Managed
Products; and Chairman, A I M Advisors,
Inc.; Director, President and Chief
Executive Officer, A I M Management
Group Inc.; Director and President,
A I M Advisors, Inc.; Director, A I M
Capital Management, Inc. and A I M
Distributors,
Inc.; Director and Chairman, AIM Investment
Services, Inc., Fund Management Company
and INVESCO Distributors, Inc.
(registered broker dealer); Chief
Executive Officer, AMVESCAP PLC -- AIM
Division
----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Chairman, Crockett Technology               ACE Limited (insurance
Associates (technology consulting           company); and Captaris, Inc.
company)                                    (unified messaging provider)
----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     Badgley Funds, Inc. (registered
                                            investment company
Formerly: Partner, law firm of Baker &      (2 portfolios))
McKenzie
----------------------------------------------------------------------------
Founder, Green, Manning & Bunch, Ltd.       None
(investment banking firm); and
Director, Policy Studies, Inc. and Van
Gilder Insurance Corporation
----------------------------------------------------------------------------
Director of a number of public and          None
private business corporations,
including the Boss Group, Ltd. (private
investment and management); Cortland
Trust, Inc. (Chairman) (registered
investment company (3 portfolios));
Annuity and Life Re (Holdings), Ltd.
(insurance company; CompuDyne
Corporation (provider of products and
services to the public security market)
and Homeowners of American Holding
Corporation

Formerly: Director, President and Chief
Executive Officer, Volvo Group North
America, Inc.; Senior Vice President,
AB Volvo; and director of various
affiliated Volvo companies
----------------------------------------------------------------------------
Chief Executive Officer, Twenty First       Administaff, and Discovery
Century Group, Inc. (government affairs     Global Education Fund
company); and Owner, Dos Angelos Ranch,     (non-profit)
L.P.

Formerly: Chief Executive Officer,
Texana Timber LP (sustainable forestry
company)
----------------------------------------------------------------------------
Partner, law firm of Kramer Levin           Cortland Trust, Inc. (registered
Naftalis and Frankel LLP                    investment company
                                            (3 portfolios))
----------------------------------------------------------------------------
Formerly: Chief Executive Officer, YWCA     None
of the USA
----------------------------------------------------------------------------
Partner, law firm of Pennock & Cooper       None

----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     None

----------------------------------------------------------------------------
Retired                                     Director, Mainstay VP Series
                                            Funds, Inc. (21 portfolios)
Formerly: Partner, Deloitte & Touche
----------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM UTILITIES FUND

TRUSTEES AND OFFICERS
As of March 31, 2006

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

 NAME, YEAR OF BIRTH AND
 POSITION(S) HELD WITH THE           TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
 TRUST                               OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------
 Russell C. Burk -- 1958             2005             Senior Vice President and Senior         N/A
 Senior Vice President and                            Officer of the AIM Family of Funds
 Senior Officer
                                                      Formerly: Director of Compliance and
                                                      Assistant General Counsel, ICON
                                                      Advisers, Inc.; Financial Consultant,
                                                      Merrill Lynch; General Counsel and
                                                      Director of Compliance, ALPS Mutual
                                                      Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
 John M. Zerr -- 1962/3/             2006             Director, Senior Vice President,         N/A
 Senior Vice President, Chief Legal                   Secretary and General Counsel, A I M
 Officer and Secretary                                Management Group Inc. (financial
                                                      services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., AIM Investment
                                                      Services, Inc., and Fund Management
                                                      Company; and Senior Vice President, A I
                                                      M Distributors, Inc.; and Senior Vice
                                                      President, Chief Legal Officer and
                                                      Secretary of the AIM Family of Funds

                                                      Formerly: Chief Operating Officer,
                                                      Senior Vice President, General Counsel,
                                                      and Secretary, Liberty Ridge Capital,
                                                      Inc. (an investment adviser); Vice
                                                      President and Secretary, PBHG Funds (an
                                                      investment company); Vice President and
                                                      Secretary, PBHG Insurance Series Fund
                                                      (an investment company); General
                                                      Counsel and Secretary, Pilgrim Baxter
                                                      Value Investors (an investment
                                                      adviser); Chief Operating Officer,
                                                      General Counsel and Secretary, Old
                                                      Mutual Investment Partners (a
                                                      broker-dealer); General Counsel and
                                                      Secretary, Old Mutual Fund Services (an
                                                      administrator); General Counsel and
                                                      Secretary, Old Mutual Shareholder
                                                      Services (a shareholder servicing
                                                      center); Executive Vice President,
                                                      General Counsel and Secretary, Old
                                                      Mutual Capital, Inc. (an investment
                                                      adviser); and Vice President and
                                                      Secretary, Old Mutual Advisors Funds
                                                      (an investment company)
--------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley -- 1959            2004             Global Compliance Director, AMVESCAP     N/A
 Vice President                                       PLC; and Vice President of the AIM
                                                      Family of Funds

                                                      Formerly: Senior Vice President, A I M
                                                      Management Group Inc. (financial
                                                      services holding company); Senior Vice
                                                      President and Chief Compliance Officer,
                                                      A I M Advisors, Inc. and the AIM Family
                                                      of Funds; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.; Vice President, AIM
                                                      Investment Services, Inc. and Fund
                                                      Management Company; and Senior Vice
                                                      President and Compliance Director,
                                                      Delaware Investments Family of Funds
--------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956             2003             Senior Vice President and General        N/A
 Vice President                                       Counsel, AMVESCAP PLC; and Vice
                                                      President of the AIM Family of Funds

                                                      Formerly: Director, General Counsel,
                                                      and Vice President Fund Management
                                                      Company; Director, Senior Vice
                                                      President, Secretary and General
                                                      Counsel, A I M Management Group Inc.
                                                      (financial services holding company)
                                                      and A I M Advisors, Inc.; Director and
                                                      Vice President, INVESCO Distributors,
                                                      Inc.; Senior Vice President,
                                                      A I M Distributors, Inc.; Vice
                                                      President, A I M Capital Management,
                                                      Inc. and AIM Investment Services, Inc.;
                                                      Senior Vice President, Chief Legal
                                                      Officer and Secretary of the AIM Family
                                                      of Funds; and Senior Vice President,
                                                      Chief Legal Officer and General
                                                      Counsel, Liberty Financial Companies,
                                                      Inc. and Liberty Funds Group, LLC
--------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961           2004             Vice President and Fund Treasurer,       N/A
 Vice President, Treasurer and                        A I M Advisors, Inc.; and Vice
 Principal Financial Officer                          President, Treasurer and Principal
                                                      Financial Officer of the AIM Family of
                                                      Funds

                                                      Formerly: Vice President,
                                                      A I M Distributors, Inc.; and Senior
                                                      Vice President, AIM Investment
                                                      Services, Inc.
--------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson -- 1945         2005             Senior Vice President and Chief          N/A
 Vice President                                       Investment Officer, A I M Advisors
                                                      Inc.; Director, Chairman, Chief
                                                      Executive Officer, President and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc; Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      and Vice President of the AIM Family of
                                                      Funds

                                                      Formerly: Senior Vice President, AIM
                                                      Private Asset Management, Inc.; and
                                                      Chief Equity Officer and Senior
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
--------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960           2003             Director of Cash Management, Managing    N/A
 Vice President                                       Director and Chief Cash Management
                                                      Officer, A I M Capital Management,
                                                      Inc.; Director and President, Fund
                                                      Management Company; and Vice President,
                                                      A I M Advisors, Inc. and the AIM Family
                                                      of Fund
--------------------------------------------------------------------------------------------------------------------
 Todd L. Spillane/4 /-- 1958         2006             Senior Vice President, A I M Management  N/A
 Chief Compliance Officer                             Group Inc.; Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Chief Compliance
                                                      Officer of the AIM Family of Funds;
                                                      Vice President and Chief Compliance
                                                      Officer, A I M Capital Management,
                                                      Inc.; and Vice President, A I M
                                                      Distributors, Inc., AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company

                                                      Formerly: Global Head of Product
                                                      Development, AIG-Global Investment
                                                      Group, Inc.; Chief Compliance Officer
                                                      and Deputy General Counsel,
                                                      AIG-SunAmerica Asset Management; and
                                                      Chief Compliance Officer, Chief
                                                      Operating Officer and Deputy General
                                                      Counsel, American General Investment
                                                      Management
--------------------------------------------------------------------------------------------------------------------

/3/ Mr. Zerr was elected Senior Vice President, Chief Legal Officer and
    Secretary effective March 29, 2006.
/4/ Mr. Spillane was elected Chief Compliance Officer effective March 29, 2006.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND             INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.             A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                      11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173         Suite 100                   Suite 100                     Suite 2900
                               Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND            COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr                  INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street, 51st Floor Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599    1177 Avenue of the Americas                               Boston, MA 02110-2801
                               New York, NY 10036-2714

          DOMESTIC EQUITY                         SECTOR EQUITY                             AIM ALLOCATION SOLUTIONS

AIM Basic Balanced Fund*                AIM Advantage Health Sciences Fund              AIM Conservative Allocation Fund
AIM Basic Value Fund                    AIM Energy Fund                                 AIM Growth Allocation Fund/2/
AIM Capital Development Fund            AIM Financial Services Fund                     AIM Moderate Allocation Fund
AIM Charter Fund                        AIM Global Health Care Fund                     AIM Moderate Growth Allocation Fund
AIM Constellation Fund                  AIM Global Real Estate Fund                     AIM Moderately Conservative Allocation
AIM Diversified Dividend Fund           AIM Gold & Precious Metals Fund                  Fund
AIM Dynamics Fund                       AIM Leisure Fund
AIM Large Cap Basic Value Fund          AIM Multi-Sector Fund                                 DIVERSIFIED PORTFOLIOS
AIM Large Cap Growth Fund               AIM Real Estate Fund/1/
AIM Mid Cap Basic Value Fund            AIM Technology Fund                             AIM Income Allocation Fund
AIM Mid Cap Core Equity Fund/1/         AIM Utilities Fund                              AIM International Allocation Fund
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund                        FIXED INCOME
AIM S&P 500 Index Fund
AIM Select Equity Fund                  TAXABLE
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund               AIM Enhanced Short Bond Fund
AIM Structured Core Fund                AIM Floating Rate Fund
AIM Structured Growth Fund              AIM High Yield Fund
AIM Structured Value Fund               AIM Income Fund
AIM Summit Fund                         AIM Intermediate Government Fund
AIM Trimark Endeavor Fund               AIM International Bond Fund
AIM Trimark Small Companies Fund        AIM Limited Maturity Treasury Fund
                                        AIM Money Market Fund
*Domestic equity and income fund        AIM Short Term Bond Fund
                                        AIM Total Return Bond Fund
      INTERNATIONAL/GLOBAL EQUITY       Premier Portfolio
                                        Premier U.S. Government Money Portfolio
AIM Asia Pacific Growth Fund
AIM China Fund                          TAX-FREE
AIM Developing Markets Fund
AIM European Growth Fund                AIM High Income Municipal Fund/1/
AIM European Small Company Fund/1/      AIM Municipal Bond Fund
AIM Global Aggressive Growth Fund       AIM Tax-Exempt Cash Fund
AIM Global Equity Fund                  AIM Tax-Free Intermediate Fund
AIM Global Growth Fund                  Premier Tax-Exempt Portfolio
AIM Global Value Fund
AIM Japan Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund/1/
AIM Trimark Fund

/1/This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

/2/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     Shareholders approved the reorganization of the following funds to be effective on or about April 10, 2006: AIM Mid Cap Growth Fund into AIM Dynamics Fund, AIM Small Company Growth Fund into AIM Small Cap Growth Fund and AIM Premier Equity Fund into AIM Charter Fund.

   If used after July 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $411 billion in assets under management. Data as of March 31, 2006.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMinvestments.com            I-UTI-AR-1            A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

Mutual   Retirement   Annuities   College   Separately   Offshore   Cash
Funds    Products                 Savings   Managed      Products   Management
                                  Plans     Accounts

                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

ITEM 2. CODE OF ETHICS.

   As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

   The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

   PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                           Percentage of Fees                         Percentage of Fees
                                          Billed Applicable to                       Billed Applicable to
                                           Non-Audit Services                         Non-Audit Services
                                           Provided for fiscal                        Provided for fiscal
                       Fees Billed for        year end 2006       Fees Billed for        year end 2005
                     Services Rendered to Pursuant to Waiver of Services Rendered to Pursuant to Waiver of
                      the Registrant for      Pre-Approval       the Registrant for      Pre-Approval
                     fiscal year end 2006   Requirement/(1)/    fiscal year end 2005   Requirement/(1)/
                     -------------------- --------------------- -------------------- ---------------------
Audit Fees..........       $213,492                N/A                $257,253                N/A
Audit-Related Fees..       $      0                0%                 $      0                0%
Tax Fees/(2)/.......       $ 47,507                0%                 $ 84,955                0%
All Other Fees......       $      0                0%                 $      0                0%
                           --------                                   --------
Total Fees..........       $260,999                0%                 $342,208                0%

PWC billed the Registrant aggregate non-audit fees of $47,507 for the fiscal year ended 2006, and $84,955 for the fiscal year ended 2005, for non-audit services rendered to the Registrant.

--------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Tax fees for the fiscal year end March 31, 2006 includes fees billed for reviewing tax returns. Tax fees for fiscal year end March 31, 2005 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to AIM and AIM Affiliates

   PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                     Fees Billed for Non-                          Fees Billed for Non-
                        Audit Services       Percentage of Fees       Audit Services
                     Rendered to AIM and    Billed Applicable to   Rendered to AIM and     Percentage of Fees
                      AIM Affiliates for     Non-Audit Services     AIM Affiliates for    Billed Applicable to
                     fiscal year end 2006 Provided for fiscal year fiscal year end 2005    Non-Audit Services
                      That Were Required    end 2006 Pursuant to    That Were Required  Provided for fiscal year
                      to be Pre-Approved       Waiver of Pre-       to be Pre-Approved    end 2005 Pursuant to
                     by the Registrant's          Approval         by the Registrant's   Waiver of Pre-Approval
                       Audit Committee        Requirement/(1)/       Audit Committee        Requirement/(1)/
                     -------------------- ------------------------ -------------------- ------------------------
Audit-Related Fees..          $0                     0%                     $0                     0%
Tax Fees............          $0                     0%                     $0                     0%
All Other Fees......          $0                     0%                     $0                     0%
                              --                                            --
Total Fees/(2)/.....          $0                     0%                     $0                     0%

--------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and
    (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2006, and $0 for the fiscal year ended 2005, for non-audit services rendered to AIM and AIM Affiliates.

    The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                 PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                            POLICIES AND PROCEDURES
                     As adopted by the Audit Committees of
                          the AIM Funds (the "Funds")
                        Last Amended September 13, 2005

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds

("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30/th/ of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II. Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III. Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. Non-Audit Services

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

Audit-Related Services

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.

V. Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI. Procedures

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and
Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund's financial statements)

  . Bookkeeping or other services related to the accounting records or financial statements of the audit client

  .   Financial information systems design and implementation

  . Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

  .   Actuarial services

  .   Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

  .   Management functions

  .   Human resources

  .   Broker-dealer, investment adviser, or investment banking services

  .   Legal services

  .   Expert services unrelated to the audit

  . Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

       Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

       Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

       Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

       Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of March 21, 2006, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of March 21, 2006, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and
          (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)  Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Sector Funds

By:   /s/ ROBERT H. GRAHAM
      -----------------------------
      Robert H. Graham
      Principal Executive Officer

Date: June 2, 2006

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ ROBERT H. GRAHAM
      -----------------------------
      Robert H. Graham
      Principal Executive Officer

Date: June 2, 2006

By:   /s/ SIDNEY M. DILGREN
      -----------------------------
      Sidney M. Dilgren
      Principal Financial Officer

Date: June 2, 2006

                                 EXHIBIT INDEX

12(a) (1)   Code of Ethics.

12(a) (2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.